As filed with Securities and Exchange Commission on April 25, 2022
File Nos. 002-87775 and 811-04815
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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

Registration Statement Under the Securities Act of 1933 [X]

Pre-Effective Amendment No. [ ]
Post-Effective Amendment No. 76 [X]
and/or
Registration Statement Under the Investment Company Act of 1940 [X]
Amendment No. 78 [X]
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ULTRA SERIES FUND
550 Science Drive
Madison, WI 53711
(800) 767-0300
(Registrant's Exact Name, Address and Telephone Number)

Steven J. Fredricks
Chief Legal Officer & Chief Compliance Officer
Madison Asset Management, LLC
550 Science Drive
Madison, WI 53711
(Name and Address of Agent for Service)

--------------------------------------------
It is proposed that this filing will become effective (check appropriate box):

[ ] immediately upon filing pursuant to paragraph (b)
[X] on May 1, 2022 pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph (a)(1)
[ ] on (date) pursuant to paragraph (a)(1)
[ ] 75 days after filing pursuant to paragraph (a)(2)
[ ] on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

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ULTRA SERIES FUND
Prospectus - May 1, 2022

Target Allocation Funds
Conservative Allocation Fund
Moderate Allocation Fund
Aggressive Allocation Fund

Income Funds
Core Bond Fund
High Income Fund
Diversified Income Fund

Stock Funds
Large Cap Value Fund
Large Cap Growth Fund
Mid Cap Fund
International Stock Fund

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the shares in these Funds, nor does the Commission guarantee the accuracy or adequacy of the prospectus. Any statement to the contrary is a criminal offense.

(This page left intentionally blank).

ULTRA SERIES FUND

Please note that an investment in any of these funds is not a deposit in a financial institution and is neither insured nor endorsed in any way by any financial institution or government agency.

(This page left intentionally blank).

FUND SUMMARY

CONSERVATIVE ALLOCATION FUND
Investment Objective
The Conservative Allocation Fund seeks income, capital appreciation and relative stability of value.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. Actual expenses may be greater or less than those shown. The expenses do not reflect any expenses, fees or charges paid under your variable contract or retirement plan. If these expenses, fees or charges were included, your costs would be higher.

Shareholder Fees: (fees paid directly from your investment)	Class I	Class II
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (as a percentage of amount redeemed)	None	None
Redemption Fee Within 30 days of Purchase (as a percentage of amount redeemed)	None	None

Annual Fund Operating Expenses: (expenses that you pay each year as a percentage of the value of your investment)	Class I	Class II
Management Fees	0.30%	0.30%
Distribution and/or Service (Rule 12b-1) Fees	None	0.25%
Other Expenses	0.02%	0.02%
Acquired Fund Fees and Expenses[1]	0.27%	0.27%
Total Annual Fund Operating Expenses[2]	0.59%	0.84%
1Acquired fund fees and expenses have been restated to reflect expenses expected to be incurred in the current fiscal year.
2Total annual Fund operating expenses for the period ended December 31, 2021 do not match the financial statements because the financial statements do not include acquired fund fees and expenses.
Example:
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the Fund for the time periods indicated and then hold or redeem your shares at the end of the period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example incorporates the fee waiver described above for only the first year). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$60	$189	$329	$738
Class II	86	268	466	1,037
The example does not reflect any expenses, fees or charges paid under your variable contract or retirement plan. If these expenses, fees or charges were included, your costs would be higher.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in total annual Fund operating expenses or in the expense examples above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 50% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests primarily in shares of other registered investment companies (the “underlying funds”). The Fund will be diversified among a number of asset classes and its allocation among underlying funds will be based on an asset allocation model developed by Madison Asset Management, LLC (“Madison”), the Fund’s investment adviser. Under normal circumstances, the Fund’s total net assets will be allocated among various asset classes and underlying funds, including those whose shares trade on a stock exchange (exchange traded funds or “ETFs”), with target allocations over time of approximately 35% equity investments (including foreign equity), and 65% fixed income investments. Underlying funds in which the Fund invests may include Funds advised by Madison and/or its affiliates, including the Madison Funds (the “affiliated underlying funds”). Generally, Madison will not invest more than 75% of the Fund’s net assets, at the time of purchase, in affiliated underlying funds. Although actual allocations may vary, as of December 31, 2021, the Fund's portfolio allocation as a percentage of net assets was:

-	Alternative Funds:	1.6%
-	Bond Funds:	62.0%
-	Foreign Stock Funds:	6.5%
-	Short-Term Investments:	3.2%
-	Stock Funds:	27.1%
-	Net Other Assets and Liabilities:	-0.4%
With regard to investments in debt securities, Madison’s bias is toward securities with intermediate and short-term maturities. As of December 31, 2021, the weighted average duration of the Fund’s debt portfolio was 6.82 years.
Madison may employ multiple analytical approaches to determine the appropriate asset allocation for the Fund, including:
•Macroeconomic analysis. This approach analyzes high frequency economic and market data across the global markets in an effort to identify attractive investment opportunities in countries, regions and/or asset classes.
•Fundamental analysis. This approach reviews fundamental asset class valuation data to determine the absolute and relative attractiveness of existing and potential investment opportunities.
•Correlation analysis. This approach considers the degree to which returns in different asset classes do or do not move together, and the Fund’s aim to achieve a favorable overall risk and return profile.
•Scenario analysis. This approach analyzes historical and expected return data to model how individual asset classes and combinations of asset classes would affect the Fund under different economic and market conditions.
In addition, Madison has a flexible mandate which permits the Fund, at the sole discretion of the manager, to materially reduce equity risk exposures when and if conditions are deemed to warrant such an action.
The Fund’s investment strategy reflects Madison’s general “Participate and Protect®” investment philosophy. Madison’s expectation is that investors in the Fund will participate in market appreciation during bull markets and experience something less than full participation during bear markets compared with investors in portfolios holding more speculative and volatile securities; therefore, this investment philosophy is intended to represent a conservative investment strategy. There is no assurance that Madison’s expectations regarding this investment strategy will be realized.
Although the Fund expects to pursue its investment objective utilizing its principal investment strategies regardless of market conditions, the Fund may invest up to 100% in money market instruments. To the extent the Fund engages in this temporary defensive position, the Fund’s ability to achieve its investment objective may be diminished.
Principal Risks
The specific risks of owning the Fund are set forth below.  You could lose money as a result of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.  The Fund’s share price and total return will fluctuate.  You should consider your own investment goals, time horizon and risk tolerance before investing in the Fund.
Underlying Funds Risk. The Fund is a fund of funds, meaning that it invests primarily in the shares of underlying funds, including ETFs. Thus, the Fund’s investment performance and its ability to achieve its investment goal are directly related to the performance of the underlying funds in which it invests. Each underlying fund’s performance, in turn, depends on the particular securities in which that underlying fund invests and the expenses of that underlying fund. Accordingly, the Fund is subject to the risks of the underlying funds in direct proportion to the allocation of its assets among the underlying funds.
Asset Allocation Risk. The Fund is subject to asset allocation risk, which is the risk that the selection of the underlying funds and the allocation of the Fund’s assets among the various asset classes and market segments will cause the Fund to underperform other funds with a similar investment objective.
Interest Rate Risk. The Fund, through the underlying funds, is subject to interest rate risk, which is the risk that the value of your investment will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the market value of income-bearing securities. When interest rates rise, bond prices fall; generally, the longer a bond’s maturity, the more sensitive it is to this risk. The risks associated with increasing rates are heightened given that interest rates are near historical lows, but may be expected to increase in the future with unpredictable effects on the markets and the underlying fund's investments.
Credit and Prepayment/Extension Risk. The Fund, through the underlying funds, is also subject to credit risk, which is the risk that issuers of debt securities may be unable to meet their interest or principal payment obligations when due. There is also prepayment/extension risk, which is the chance that a rise/fall in interest rates will reduce/extend the life of a mortgage-backed security by increasing/decreasing mortgage prepayments, typically reducing the underlying fund’s return.
Non-Investment Grade Security Risk. The Fund, through the underlying funds, may invest in non-investment grade securities (i.e., “junk” bonds). Issuers of non-investment grade securities are typically in weak financial health and their ability to pay interest and principal is uncertain. Compared to issuers of investment-grade bonds, they are more likely to encounter financial difficulties and to be materially affected by these difficulties when they do encounter them. “Junk” bond markets may react strongly to adverse news about an issuer or the economy, or to the perception or expectation of adverse news.

Equity Risk. The Fund, through the underlying funds, is subject to equity risk. Equity risk is the risk that securities held by the Fund will fluctuate in value due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, and the circumstances and performance of companies whose securities the Fund holds. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.
ETF Risks. The main risks of investing in ETFs are the same as investing in a portfolio of equity securities comprising the index on which the ETF is based, although lack of liquidity in an ETF could result in it being more volatile than the securities comprising the index. Additionally, the market prices of ETFs will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their net asset values). Index-based ETF investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index.
Foreign Security Risk. Investments of underlying funds that invest in foreign securities involve risks relating to currency fluctuations and to political, social and economic developments abroad, as well as risks resulting from differences between the regulations to which U.S. and foreign issuers and markets are subject. The investment markets of emerging countries are generally more volatile than markets of developed countries with more mature economies.
Market Risk. While the majority of the Fund’s assets will typically be invested in underlying funds that invest primarily in debt securities, to the extent that the Fund invests in underlying funds that invest in equities, the Fund is subject to market risk, which is the risk that the value of an investment may fluctuate in response to stock market movements.
Performance
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s investment results have varied from year to year. The table shows the Fund’s average annual total returns for various periods compared to a broad market index, as well as a custom index that reflects the Fund’s asset allocation targets. Neither the bar chart nor the table reflects charges deducted in connection with variable contracts. If these charges were reflected, returns would be less than those shown. The Fund’s past performance is not necessarily an indication of its future performance. Updated performance information current to the most recent month-end is available at no cost by visiting www.ultraseriesfund.com or by calling 1-800-670-3600.
Madison waived 0.10% of the 0.30% annualized management fee for the period July 1, 2014 through April 30, 2022. If the management fee had not been waived, returns would have been lower.
Calendar Year Total Returns for Class I Shares

Best Calendar Quarter:	2Q 2020	7.53%
Worst Calendar Quarter:	1Q 2020	-4.27%
Average Annual Total Returns
For Periods Ended December 31, 2021

	1 Year	5 Years	10 Years
Class I Shares	3.59%	6.59%	6.00%
Class II Shares	3.33%	6.33%	5.74%
ICE BofA U.S. Corporate, Government & Mortgage Index (reflects no deduction for sales charges, account fees, expenses or taxes)	-1.62%	3.64%	2.96%
Conservative Allocation Fund Custom Index (reflects no deduction for sales charges, account fees, expenses or taxes)	5.70%	7.89%	6.75%
The Conservative Allocation Fund Custom Index consists of 65% Bloomberg U.S. Aggregate Bond Index, 24.5% Russell 3000®
Index, and 10.5% MSCI ACWI ex-USA Index (net).

Portfolio Management
The investment adviser to the Fund is Madison Asset Management, LLC. David Hottmann, CPA and CFA (Vice President, Portfolio Manager) and Patrick Ryan, CFA (Head of Multi-Asset Solutions, Portfolio Manager) co-manage the Fund. Mr. Hottmann has served in this capacity since September 2009, and Mr. Ryan has served in this capacity since January 2008.
Purchase and Sale of Fund Shares
Class I and II shares of the Fund are offered to separate accounts of CMFG Life Insurance Company (f/k/a CUNA Mutual Insurance Society) (“CMFG Life Accounts”), while Class I shares are also offered to certain of its pension plans (“CMFG Life Plans”). Investments in the Fund by CMFG Life Accounts are made through variable annuity or variable life insurance contracts (collectively, “variable contracts”). Purchase or redemption orders under the variable contracts and CMFG Life Plans will be invested or redeemed (without sales or redemption charges) in shares of the Fund at the net asset value next determined after the Fund receives the order. Please refer to the variable contract prospectus or plan documents for further information.
Tax Information
The Fund generally distributes most or all of its net investment income and net capital gains. Net capital gain distributions, if any, are typically made in December. Net investment income distributions are declared and paid annually. Distributions that a CMFG Life Account or CMFG Life Plan receives from the Fund should not be taxable, nor should gains realized upon the sale or redemption of Fund shares, until such distributions or gains are withdrawn from the variable contract or CMFG Life Plan. Please refer to the variable contract prospectus or plan documents for further information.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as financial adviser), the Fund and the Fund’s distributor or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the Fund over another investment. Ask your individual financial adviser or visit your financial intermediary’s website for more information.

FUND SUMMARY

MODERATE ALLOCATION FUND
Investment Objective
The Moderate Allocation Fund seeks capital appreciation, income and moderate market risk.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. Actual expenses may be greater or less than those shown. The expenses do not reflect any expenses, fees or charges paid under your variable contract or retirement plan. If these expenses, fees or charges were included, your costs would be higher.

Shareholder Fees: (fees paid directly from your investment)	Class I	Class II
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (as a percentage of amount redeemed)	None	None
Redemption Fee Within 30 days of Purchase (as a percentage of amount redeemed)	None	None

Annual Fund Operating Expenses: (expenses that you pay each year as a percentage of the value of your investment)	Class I	Class II
Management Fees	0.30%	0.30%
Distribution and/or Service (Rule 12b-1) Fees	None	0.25%
Other Expenses	0.02%	0.02%
Acquired Fund Fees and Expenses[1]	0.31%	0.31%
Total Annual Fund Operating Expenses[2]	0.63%	0.88%
1Acquired fund fees and expenses have been restated to reflect expenses expected to be incurred in the current fiscal year.
2Total annual Fund operating expenses for the period ended December 31, 2021 do not match the financial statements because the financial statements do not include acquired fund fees and expenses.
Example:
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the Fund for the time periods indicated and then hold or redeem your shares at the end of the period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example incorporates the fee waiver described above for only the first year). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$64	$202	$351	$786
Class II	90	281	488	1,084
The example does not reflect any expenses, fees or charges paid under your variable contract or retirement plan. If these expenses, fees or charges were included, your costs would be higher.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in total annual Fund operating expenses or in the expense examples above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 59% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests primarily in shares of other registered investment companies (the “underlying funds”). The Fund will be diversified among a number of asset classes and its allocation among underlying funds will be based on an asset allocation model developed by Madison Asset Management, LLC (“Madison”), the Fund’s investment adviser. Under normal circumstances, the Fund’s total net assets will be allocated among various asset classes and underlying funds, including those whose shares trade on a stock exchange (exchange traded funds or “ETFs”), with target allocations over time of approximately 60% equity investments (including foreign equity) and 40% fixed income investments. Underlying funds in which the Fund invests may include Funds advised by Madison and/or its affiliates, including the Madison Funds (the “affiliated underlying funds”). Generally, Madison will not invest more than 75% of the Fund’s net assets, at the time of purchase, in affiliated underlying funds. Although actual allocations may vary, as of December 31, 2021, the Fund's portfolio allocation as a percentage of net assets was:

-	Alternative Funds:	2.7%
-	Bond Funds:	35.5%
-	Foreign Stock Funds:	11.1%
-	Short-Term Investments:	5.3%
-	Stocks Funds:	46.5%
-	Net Other Assets and Liabilities:	-1.1%
With regard to investments in debt securities, Madison’s bias is toward securities with intermediate and short-term maturities. As of December 31, 2021, the weighted average duration of the Fund’s debt portfolio was 7.54 years.
Madison may employ multiple analytical approaches to determine the appropriate asset allocation for the Fund, including:
•Macroeconomic analysis. This approach analyzes high frequency economic and market data across the global markets in an effort to identify attractive investment opportunities in countries, regions and/or asset classes.
•Fundamental analysis. This approach reviews fundamental asset class valuation data to determine the absolute and relative attractiveness of existing and potential investment opportunities.
•Correlation analysis. This approach considers the degree to which returns in different asset classes do or do not move together, and the Fund’s aim to achieve a favorable overall risk and return profile.
•Scenario analysis. This approach analyzes historical and expected return data to model how individual asset classes and combinations of asset classes would affect the Fund under different economic and market conditions.
In addition, Madison has a flexible mandate which permits the Fund, at the sole discretion of the manager, to materially reduce equity risk exposures when and if conditions are deemed to warrant such an action.
The Fund’s investment strategy reflects Madison’s general “Participate and Protect®” investment philosophy.  Madison’s expectation is that investors in the Fund will participate in market appreciation during bull markets and experience something less than full participation during bear markets compared with investors in portfolios holding more speculative and volatile securities; therefore, this investment philosophy is intended to represent a conservative investment strategy. There is no assurance that Madison’s expectations regarding this investment strategy will be realized.
Although the Fund expects to pursue its investment objective utilizing its principal investment strategies regardless of market conditions, the Fund may invest up to 100% in money market instruments. To the extent the Fund engages in this temporary defensive position, the Fund’s ability to achieve its investment objective may be diminished.
Principal Risks
The specific risks of owning the Fund are set forth below.  You could lose money as a result of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.  The Fund’s share price and total return will fluctuate.  You should consider your own investment goals, time horizon and risk tolerance before investing in the Fund.
Underlying Funds Risk. The Fund is a fund of funds, meaning that it invests primarily in the shares of underlying funds, including ETFs. Thus, the Fund’s investment performance and its ability to achieve its investment goal are directly related to the performance of the underlying funds in which it invests. Each underlying fund’s performance, in turn, depends on the particular securities in which that underlying fund invests and the expenses of that underlying fund. Accordingly, the Fund is subject to the risks of the underlying funds in direct proportion to the allocation of its assets among the underlying funds.
Asset Allocation Risk. The Fund is subject to asset allocation risk, which is the risk that the selection of the underlying funds and the allocation of the Fund’s assets among the various asset classes and market segments will cause the Fund to underperform other funds with a similar investment objective.
Equity Risk. The Fund, through the underlying funds, is subject to equity risk. Equity risk is the risk that securities held by the Fund will fluctuate in value due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, and the circumstances and performance of companies whose securities the Fund holds. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.
Interest Rate Risk. The Fund, through the underlying funds, is subject to interest rate risk, which is the risk that the value of your investment will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the market value of income-bearing securities. When interest rates rise, bond prices fall; generally, the longer a bond’s maturity, the more sensitive it is to this risk. The risks associated with increasing rates are heightened given that interest rates are near historical lows, but may be expected to increase in the future with unpredictable effects on the markets and the underlying Fund's investments.
Credit and Prepayment/Extension Risk. The Fund, through the underlying funds, is also subject to credit risk, which is the risk that issuers of debt securities may be unable to meet their interest or principal payment obligations when due. There is also prepayment/extension risk, which is the chance that a rise/fall in interest rates will reduce/extend the life of a mortgage-backed security by increasing/decreasing mortgage prepayments, typically reducing the underlying fund’s return.

Non-Investment Grade Security Risk. The Fund, through the underlying funds, may invest in non-investment grade securities (i.e., “junk” bonds). Issuers of non-investment grade securities are typically in weak financial health and their ability to pay interest and principal is uncertain. Compared to issuers of investment grade bonds, they are more likely to encounter financial difficulties and to be materially affected by these difficulties when they do encounter them. “Junk” bond markets may react strongly to adverse news about an issuer or the economy, or to the perception or expectation of adverse news.
ETF Risks. The main risks of investing in ETFs are the same as investing in a portfolio of equity securities comprising the index on which the ETF is based, although lack of liquidity in an ETF could result in it being more volatile than the securities comprising the index. Additionally, the market prices of ETFs will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their net asset values). Index-based ETF investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index.
Foreign Security Risk. Investments in foreign securities involve risks relating to currency fluctuations and to political, social and economic developments abroad, as well as risks resulting from differences between the regulations to which U.S. and foreign issuers and markets are subject. The investment markets of emerging countries are generally more volatile than markets of developed countries with more mature economies.
Market Risk. The Fund, through the underlying funds, is subject to market risk, which is the risk that the value of an investment may fluctuate in response to stock market movements. Certain of the underlying funds may invest in the equity securities of smaller companies, which may fluctuate more in value and be more thinly traded than the general market.
Performance
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s investment results have varied from year to year. The table shows the Fund’s average annual total returns for various periods compared to a broad market index, as well as a custom index that reflects the Fund’s asset allocation targets. Neither the bar chart nor the table reflects charges deducted in connection with variable contracts. If these charges were reflected, returns would be less than those shown. The Fund’s past performance is not necessarily an indication of its future performance. Updated performance information current to the most recent month-end is available at no cost by visiting www.ultraseriesfund.com or by calling 1-800-670-3600.
Madison waived 0.10% of the 0.30% annualized management fee for the period July 1, 2014 through April 30, 2022. If the management fee had not been waived, returns would have been lower.
Calendar Year Total Returns for Class I Shares

Best Calendar Quarter:	2Q 2020	10.00%
Worst Calendar Quarter:	1Q 2020	-9.21%
Average Annual Total Returns
For Periods Ended December 31, 2021

	1 Year	5 Years	10 Years
Class I Shares	7.40%	8.63%	8.19%
Class II Shares	7.13%	8.36%	7.92%
S&P 500® Index (reflects no deduction for sales charges, account fees, expenses or taxes)	28.71%	18.47%	16.55%
Moderate Allocation Fund Custom Index (reflects no deduction for sales charges, account fees, expenses or taxes)	11.09%	10.88%	9.44%
The Moderate Allocation Fund Custom Index consists of 42% Russell 3000® Index, 40% Bloomberg U.S. Aggregate Bond Index
and 18% MSCI ACWI ex-USA Index (net).

Portfolio Management
The investment adviser to the Fund is Madison Asset Management, LLC. David Hottmann, CPA and CFA (Vice President, Portfolio Manager) and Patrick Ryan, CFA (Head of Multi-Asset Solutions, Portfolio Manager) co-manage the Fund. Mr. Hottmann has served in this capacity since September 2009, and Mr. Ryan has served in this capacity since January 2008.
Purchase and Sale of Fund Shares
Class I and II shares of the Fund are offered to separate accounts of CMFG Life Insurance Company (f/k/a CUNA Mutual Insurance Society) (“CMFG Life Accounts”), while Class I shares are also offered to certain of its pension plans (“CMFG Life Plans”). Investments in the Fund by CMFG Life Accounts are made through variable annuity or variable life insurance contracts (collectively, “variable contracts”). Purchase or redemption orders under the variable contracts and CMFG Life Plans will be invested or redeemed (without sales or redemption charges) in shares of the Fund at the net asset value next determined after the Fund receives the order. Please refer to the variable contract prospectus or plan documents for further information.
Tax Information
The Fund generally distributes most or all of its net investment income and net capital gains. Net capital gain distributions, if any, are typically made in December. Net investment income distributions are declared and paid annually. Distributions that a CMFG Life Account or CMFG Life Plan receives from the Fund should not be taxable, nor should gains realized upon the sale or redemption of Fund shares, until such distributions or gains are withdrawn from the variable contract or CMFG Life Plan. Please refer to the variable contract prospectus or plan documents for further information.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a financial adviser), the Fund and the Fund’s distributor or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the Fund over another investment. Ask your individual financial adviser or visit your financial intermediary’s website for more information.

FUND SUMMARY

AGGRESSIVE ALLOCATION FUND
Investment Objective
The Aggressive Allocation Fund seeks capital appreciation.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. Actual expenses may be greater or less than those shown. The expenses do not reflect any expenses, fees or charges paid under your variable contract or retirement plan. If these expenses, fees or charges were included, your costs would be higher.

Shareholder Fees: (fees paid directly from your investment)	Class I	Class II
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (as a percentage of amount redeemed)	None	None
Redemption Fee Within 30 days of Purchase (as a percentage of amount redeemed)	None	None

Annual Fund Operating Expenses: (expenses that you pay each year as a percentage of the value of your investment)	Class I	Class II
Management Fees	0.30%	0.30%
Distribution and/or Service (Rule 12b-1) Fees	None	0.25%
Other Expenses	0.02%	0.02%
Acquired Fund Fees and Expenses[1]	0.32%	0.32%
Total Annual Fund Operating Expenses[2]	0.64%	0.89%
1Acquired fund fees and expenses have been restated to reflect expenses expected to be incurred in the current fiscal year.
2Total annual Fund operating expenses for the period ended December 31, 2021 do not match the financial statements because the financial statements do not include acquired Fund fees and expenses.
Example:
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the Fund for the time periods indicated and then hold or redeem your shares at the end of the period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example incorporates the fee waiver described above for only the first year). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$65	$205	$357	$798
Class II	91	284	493	1,096
The example does not reflect any expenses, fees or charges paid under your variable contract or retirement plan. If these expenses, fees or charges were included, your costs would be higher.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in total annual Fund operating expenses or in the expense examples above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 71% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests primarily in shares of other registered investment companies (the “underlying funds”). The Fund will be diversified among a number of asset classes and its allocation among underlying funds will be based on an asset allocation model developed by Madison Asset Management, LLC (“Madison”), the Fund’s investment adviser. Under normal circumstances, the Fund’s total net assets will be allocated among various asset classes and underlying funds, including those whose shares trade on a stock exchange (exchange traded funds or “ETFs”), with target allocations over time of approximately 80% equity investments (including foreign equity) and 20% fixed income investments. Underlying funds in which the Fund invests may include Funds advised by Madison and/or its affiliates, including the Madison Funds (the “affiliated underlying funds”). Generally, Madison will not invest more than 75% of the Fund’s net assets, at the time of purchase, in affiliated underlying funds. Although actual allocations may vary, as of December 31, 2021, the Fund’s portfolio allocation as a percentage of net assets was:

-	Alternative Funds:	3.6%
-	Bond Funds:	16.6%
-	Foreign Stock Funds:	15.7%
-	Short-Term Investments:	8.7%
-	Stocks Funds:	60.4%
-	Net Other Assets and Liabilities:	-5.0%
With regard to investments in debt securities, Madison’s bias is toward securities with intermediate and short-term maturities. As of December 31, 2021, the weighted average duration of the Fund’s debt portfolio was 8.06 years.
Madison may employ multiple analytical approaches to determine the appropriate asset allocation for the Fund, including:
•Macroeconomic analysis. This approach analyzes high frequency economic and market data across the global markets in an effort to identify attractive investment opportunities in countries, regions and/or asset classes.
•Fundamental analysis. This approach reviews fundamental asset class valuation data to determine the absolute and relative attractiveness of existing and potential investment opportunities.
•Correlation analysis. This approach considers the degree to which returns in different asset classes do or do not move together, and the Fund’s aim to achieve a favorable overall risk and return profile.
•Scenario analysis. This approach analyzes historical and expected return data to model how individual asset classes and combinations of asset classes would affect the Fund under different economic and market conditions.
In addition, Madison has a flexible mandate which permits the Fund, at the sole discretion of the manager, to materially reduce equity risk exposures when and if conditions are deemed to warrant such an action.
The Fund’s investment strategy reflects Madison’s general “Participate and Protect®” investment philosophy. Madison’s expectation is that investors in the Fund will participate in market appreciation during bull markets and experience something less than full participation during bear markets compared with investors in portfolios holding more speculative and volatile securities; therefore, this investment philosophy is intended to represent a conservative investment strategy. There is no assurance that Madison’s expectations regarding this investment strategy will be realized.
Although the Fund expects to pursue its investment objective utilizing its principal investment strategies regardless of market conditions, the Fund may invest up to 100% in money market instruments. To the extent the Fund engages in this temporary defensive position, the Fund’s ability to achieve its investment objective may be diminished.
Principal Risks
The specific risks of owning the Fund are set forth below.  You could lose money as a result of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.  The Fund’s share price and total return will fluctuate.  You should consider your own investment goals, time horizon and risk tolerance before investing in the Fund.
Underlying Funds Risk. The Fund is a fund of funds, meaning that it invests primarily in the shares of underlying funds, including ETFs. Thus, the Fund’s investment performance and its ability to achieve its investment goal are directly related to the performance of the underlying funds in which it invests. Each underlying fund’s performance, in turn, depends on the particular securities in which that underlying fund invests and the expenses of that underlying fund. Accordingly, the Fund is subject to the risks of the underlying funds in direct proportion to the allocation of its assets among the underlying funds.
Asset Allocation Risk. The Fund is subject to asset allocation risk, which is the risk that the selection of the underlying funds and the allocation of the Fund’s assets among the various asset classes and market segments will cause the Fund to underperform other funds with a similar investment objective.
Equity Risk. The Fund, through the underlying funds, is subject to equity risk. Equity risk is the risk that securities held by the Fund will fluctuate in value due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, and the circumstances and performance of companies whose securities the Fund holds. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.
Interest Rate Risk. To the extent that the Fund invests in underlying funds that invest in debt securities, the Fund will be subject to interest rate risk, which is the risk that the value of your investment will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the market value of income-bearing securities. When interest rates rise, bond prices fall; generally, the longer a bond’s maturity, the more sensitive it is to this risk. The risks associated with increasing rates are heightened given that interest rates are near historical lows, but may be expected to increase in the future with unpredictable effects on the markets and the underlying Fund's investments.
Credit and Prepayment/Extension Risk. The Fund, through the underlying funds, is also subject to credit risk, which is the risk that issuers of debt securities may be unable to meet their interest or principal payment obligations when due. There is also prepayment/extension risk, which is the chance that a rise/fall in interest rates will reduce/extend the life of a mortgage-backed security by increasing/decreasing mortgage prepayments, typically reducing the underlying fund’s return.
Non-Investment Grade Security Risk. The Fund, through the underlying funds, may invest in non-investment grade securities (i.e., “junk” bonds). Issuers of non-investment grade securities are typically in weak financial health and their ability to pay interest and principal is uncertain. Compared to issuers of investment grade bonds, they are more likely to encounter financial difficulties and to be materially affected by these difficulties when they do encounter them. “Junk” bond markets may react strongly to adverse news about an issuer or the economy, or to the perception or expectation of adverse news.
ETF Risks. The main risks of investing in ETFs are the same as investing in a portfolio of equity securities comprising the index on which the ETF is based, although lack of liquidity in an ETF could result in it being more volatile than the securities comprising the index. Additionally, the market prices of ETFs will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their net asset values). Index-based ETF investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index.
Foreign Security Risk. Investments in foreign securities involve risks relating to currency fluctuations and to political, social and economic developments abroad, as well as risks resulting from differences between the regulations to which U.S. and foreign issuers and markets are subject. The investment markets of emerging countries are generally more volatile than markets of developed countries with more mature economies.
Market Risk. The Fund, through the underlying funds, is subject to market risk, which is the risk that the value of an investment may fluctuate in response to stock market movements. Certain of the underlying funds may invest in the equity securities of smaller companies, which may fluctuate more in value and be more thinly traded than the general market.
Performance
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s investment results have varied from year to year. The table shows the Fund’s average annual total returns for various periods compared to a broad market index, as well as a custom index that reflects the Fund’s asset allocation targets. Neither the bar chart nor the table reflects charges deducted in connection with variable contracts. If these charges were reflected, returns would be less than those shown. The Fund’s past performance is not necessarily an indication of its future performance. Updated performance information current to the most recent month-end is available at no cost by visiting www.ultraseriesfund.com or by calling 1-800-670-3600.
Madison waived 0.10% of the 0.30% annualized management fee for the period July 1, 2014 through April 30, 2022. If the management fee had not been waived, returns would have been lower.
Calendar Year Total Returns for Class I Shares

Best Calendar Quarter:	2Q 2020	12.22%
Worst Calendar Quarter:	1Q 2020	-13.45%
Average Annual Total Returns
For Periods Ended December 31, 2021

	1 Year	5 Years	10 Years
Class I Shares	10.18%	10.05%	9.79%
Class II Shares	9.90%	9.78%	9.51%
S&P 500® Index (reflects no deduction for sales charges, account fees, expenses or taxes)	28.71%	18.47%	16.55%
Aggressive Allocation Fund Custom Index (reflects no deduction for sales charges, account fees, expenses or taxes)	15.54%	13.20%	11.54%
The Aggressive Allocation Fund Custom Index consists of 56% Russell 3000® Index, 24% MSCI ACWI ex-USA Index and 20% Bloomberg
U.S. Aggregate Bond Index (net).

Portfolio Management
The investment adviser to the Fund is Madison Asset Management, LLC. David Hottmann, CPA and CFA (Vice President, Portfolio Manager) and Patrick Ryan, CFA (Head of Multi-Asset Solutions, Portfolio Manager) co-manage the Fund. Mr. Hottmann has served in this capacity since September 2009, and Mr. Ryan has served in this capacity since January 2008.
Purchase and Sale of Fund Shares
Class I and II shares of the Fund are offered to separate accounts of CMFG Life Insurance Company (f/k/a CUNA Mutual Insurance Society) (“CMFG Life Accounts”), while Class I shares are also offered to certain of its pension plans (“CMFG Life Plans”). Investments in the Fund by CMFG Life Accounts are made through variable annuity or variable life insurance contracts (collectively, “variable contracts”). Purchase or redemption orders under the variable contracts and CMFG Life Plans will be invested or redeemed (without sales or redemption charges) in shares of the Fund at the net asset value next determined after the Fund receives the order. Please refer to the variable contract prospectus or plan documents for further information.
Tax Information
The Fund generally distributes most or all of its net investment income and net capital gains. Net capital gain distributions, if any, are typically made in December. Net investment income distributions are declared and paid annually. Distributions that a CMFG Life Account or CMFG Life Plan receives from the Fund should not be taxable, nor should gains realized upon the sale or redemption of Fund shares, until such distributions or gains are withdrawn from the variable contract or CMFG Life Plan. Please refer to the variable contract prospectus or plan documents for further information.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a financial adviser), the Fund and the Fund’s distributor or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the Fund over another investment. Ask your individual financial adviser or visit your financial intermediary’s website for more information.

FUND SUMMARY

CORE BOND FUND
Investment Objective
The Core Bond Fund seeks to generate a high level of current income, consistent with the prudent limitation of investment risk.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. Actual expenses may be greater or less than those shown. The expenses do not reflect any expenses, fees or charges paid under your variable contract or retirement plan. If these expenses, fees or charges were included, your costs would be higher.

Shareholder Fees: (fees paid directly from your investment)	Class I	Class II
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (as a percentage of amount redeemed)	None	None
Redemption Fee Within 30 days of Purchase (as a percentage of amount redeemed)	None	None

Annual Fund Operating Expenses: (expenses that you pay each year as a percentage of the value of your investment)	Class I	Class II
Management Fees	0.55%	0.55%
Distribution and/or Service (Rule 12b-1) Fees	None	0.25%
Other Expenses	0.02%	0.02%
Total Annual Fund Operating Expenses	0.57%	0.82%
Example:
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the Fund for the time periods indicated and then hold or redeem your shares at the end of the period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$58	$183	$318	$714
Class II	84	262	455	1,014
The example does not reflect any expenses, fees or charges paid under your variable contract or retirement plan. If these expenses, fees or charges were included, your costs would be higher.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in total annual Fund operating expenses or in the expense examples above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 34% of the average value of its portfolio.
Principal Investment Strategies
Under normal market conditions, the Fund invests at least 80% of its net assets (including borrowings for investment purposes) in bonds. To keep current income relatively stable and to limit share price volatility, the Fund emphasizes investment grade securities and maintains an intermediate (typically 3-7 year) average portfolio duration, with the goal of being between 85-115% of the market benchmark duration (for this purpose, the benchmark used is the Bloomberg U.S. Aggregate Bond Index, the duration of which as of December 31, 2021 was 6.53 years). Duration is an approximation of the expected change in a debt security’s price given a 1% move in interest rates, using the following formula: [change in debt security value = (change in interest rates) x (duration) x (-1)]. By way of example, assume XYZ company issues a five year bond which has a duration of 4.5 years. If interest rates were to instantly increase by 1%, the bond would be expected to decrease in value by approximately 4.5%.
The Fund is managed so that, under normal market conditions, the weighted average life of the Fund will be 10 years or less. The weighted average life of the Fund as of December 31, 2021 was 8.26 years. The Fund strives to add incremental return in the portfolio by making strategic decisions relating to credit risk, sector exposure and yield curve positioning. The Fund generally holds 100-500 individual securities in its portfolio at any given time and may invest in the following instruments:
•Corporate debt securities: securities issued by domestic and foreign corporations which have a rating within the four highest categories and, to a limited extent (up to 20% of its assets), in securities not rated within the four highest categories (i.e., “junk bonds”). The Fund’s investment adviser, Madison Asset Management, LLC (“Madison”), will only invest in lower-grade securities when it believes that the creditworthiness of the issuer is stable or improving, and when the potential return of investing in such securities justifies the higher level of risk;

•U.S. Government debt securities: securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;
•Foreign government debt securities: securities issued or guaranteed by a foreign (including emerging market) government or its agencies or instrumentalities, payable in U.S. dollars, which have a rating within the four highest categories;
•Non-rated debt securities: securities issued or guaranteed by corporations, financial institutions, and others which, although not rated by a national rating service, are considered by Madison to have an investment quality equivalent to those categories in which the Fund is permitted to invest (including up to 20% of the Fund’s assets in junk bonds); and
•Asset-backed, mortgage-backed and commercial mortgage-backed securities: securities issued or guaranteed by special purpose corporations and financial institutions that represent direct or indirect participation in, or are collateralized by, an underlying pool of assets. The types of assets that can be “securitized” include, among others, residential or commercial mortgages, credit card receivables, automobile loans, and other assets.
Madison may alter the composition of the Fund with regard to quality and maturity and may sell securities prior to maturity. Under normal market conditions, however, turnover for the Fund is generally not expected to exceed 100%. Sales of Fund securities may result in capital gains. This can occur any time Madison sells a bond at a price that was higher than the purchase price, even if Madison does not engage in active or frequent trading. Madison’s intent when it sells bonds is to “lock in” any gains already achieved by that investment or, alternatively, prevent additional or potential losses that could occur if Madison continued to hold the bond. Turnover may also occur when Madison finds an investment that could generate a higher return than the investment currently held. However, increasing portfolio turnover at a time when Madison’s assessment of market performance is incorrect could lower investment performance. The Fund pays implied brokerage commissions when it purchases or sells bonds, which is the difference between the bid and ask price. As a result, as portfolio turnover increases, the cumulative effect of this may hurt Fund performance. Under normal market conditions, the Fund will not engage in active or frequent trading of its bonds. However, it is possible that Madison will determine that market conditions require a significant change to the composition of the Fund’s portfolio. For example, if interest rates begin to rise, Madison may attempt to sell bonds in anticipation of further rate increases before they lose more value. Also, if the Fund experiences large swings in shareholder purchases and redemptions, Madison may be required to sell bonds more frequently in order to generate the cash needed to pay redeeming shareholders.
Madison reserves the right to invest a portion of the Fund’s assets in short-term debt securities (i.e., those with maturities of one year or less) and to maintain a portion of Fund assets in uninvested cash. However, Madison does not intend to hold more than 35% of the Fund’s assets in such investments, unless Madison determines that market conditions warrant a temporary defensive investment position. Under such circumstances, up to 100% of the Fund may be so invested. To the extent the Fund engages in this temporary defensive position, the Fund’s ability to achieve its investment objective may be diminished. Short-term investments may include investment grade certificates of deposit, commercial paper and repurchase agreements. Madison might hold substantial cash reserves in seeking to reduce the Fund’s exposure to bond price depreciation during a period of rising interest rates and to maintain desired liquidity while awaiting more attractive investment conditions in the bond market.
The Fund’s investment strategy reflects Madison’s general “Participate and Protect®” investment philosophy. Madison’s expectation is that investors in the Fund will participate in market appreciation during bull markets and experience something less than full participation during bear markets compared with investors in portfolios holding more speculative and volatile securities; therefore, this investment philosophy is intended to represent a conservative investment strategy. There is no assurance that Madison’s expectations regarding this investment strategy will be realized.
Principal Risks
The specific risks of owning the Fund are set forth below.  You could lose money as a result of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.  The Fund’s share price and total return will fluctuate.  You should consider your own investment goals, time horizon and risk tolerance before investing in the Fund.
Interest Rate Risk. As with most income funds, the Fund is subject to interest rate risk, which is the risk that the value of your investment will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the market value of income bearing securities. When interest rates rise, bond prices fall; generally, the longer the bond’s maturity, the more sensitive it is to this risk. The risks associated with increasing rates are heightened given that interest rates are still very low despite recent rate increases, but may be expected to increase in the future with unpredictable effects on the markets and the Fund's investments.
Call Risk. If a bond issuer “calls” a bond held by the Fund (i.e., pays it off at a specified price before it matures), the Fund could have to reinvest the proceeds at a lower interest rate. It may also experience a loss if the bond is called at a price lower than what the Fund paid for the bond.
Risk of Default. Although Madison monitors the condition of bond issuers, it is still possible that unexpected events could cause the issuer to be unable to pay either principal or interest on its bond. This could cause the bond to go into default and lose value. Some federal agency securities are not backed by the full faith and credit of the United States, so in the event of default, the Fund would have to look to the agency issuing the bond for ultimate repayment.
Mortgage-Backed Securities Risk. The Fund may own obligations backed by mortgages issued by a government agency or through a government-sponsored program. If the mortgage holders prepay principal during a period of falling interest rates, the Fund could be exposed to prepayment risk. In that case, the Fund would have to reinvest the proceeds at a lower interest rate. The security itself may not increase in value with the corresponding drop in rates since the prepayment acts to shorten the maturity of the security.
Liquidity Risk. The Fund is also subject to liquidity risk, which means there may be little or no trading activity for the debt securities in which the Fund invests, and that may make it difficult for the Fund to value accurately and/or sell those securities. In addition, liquid debt securities in which the Fund invests are subject to the risk that during certain periods their liquidity will shrink or disappear suddenly and without warning as a result of adverse economic, regulatory or market conditions, or adverse investor perceptions. If the Fund experiences rapid, large redemptions during a period in which a substantial portion of its debt securities are illiquid, the Fund may be forced to sell those securities at a discount, which could result in significant Fund and shareholder losses.
Credit Risk and Prepayment/Extension Risk. The Fund is subject to credit risk, which is the risk that issuers of debt securities may be unable to meet their interest or principal payment obligations when due. There is also prepayment/extension risk, which is the chance that a fall/rise in interest rates will reduce/extend the life of a mortgage-backed security by increasing/decreasing mortgage prepayments, typically reducing the Fund’s return.
Non-Investment Grade Security Risk. To the extent that the Fund invests in non-investment grade securities, the Fund is also subject to above-average credit, market and other risks. Issuers of non-investment grade securities (i.e., “junk” bonds) are typically in weak financial health and their ability to pay interest and principal is uncertain. Compared to issuers of investment grade bonds, they are more likely to encounter financial difficulties and to be materially affected by these difficulties when they do encounter them. “Junk” bond markets may react strongly to adverse news about an issuer or the economy, or to the perception or expectation of adverse news.
Foreign Security Risk. Investments in foreign securities involve risks relating to currency fluctuations and to political, social and economic developments abroad, as well as risks resulting from differences between the regulations to which U.S. and foreign issuers and markets are subject. The investment markets of emerging countries are generally more volatile than markets of developed countries with more mature economies.
Performance
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s investment results have varied from year to year. The table shows the Fund’s average annual total returns for various periods compared to a broad measure of market performance. Neither the bar chart nor the table reflects charges deducted in connection with variable contracts. If these charges were reflected, returns would be less than those shown. The Fund’s past performance is not necessarily an indication of its future performance. Updated performance information current to the most recent month-end is available at no cost by visiting www.ultraseriesfund.com or by calling 1-800-670-3600.

Calendar Year Total Returns for Class I Shares

Best Calendar Quarter:	2Q 2020	4.37%
Worst Calendar Quarter:	1Q 2021	-3.55%
Average Annual Total Returns
For Periods Ended December 31, 2021

	1 Year	5 Years	10 Years
Class I Shares	-1.58%	3.55%	2.61%
Class II Shares	-1.83%	3.29%	2.36%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for sales charges, account fees, expenses or taxes)	-1.54%	3.57%	2.90%

Portfolio Management
The investment adviser to the Fund is Madison Asset Management, LLC. Mike Sanders, CFA (Head of Fixed Income, Portfolio Manager), and Allen Olson, CFA (Vice President, Portfolio Manager/Analyst) co-manage the Fund. Mr. Sanders has served in this capacity since September 2016, and Mr. Olson has served in this capacity since March 2021.
Purchase and Sale of Fund Shares
Class I and II shares of the Fund are offered to separate accounts of CMFG Life Insurance Company (f/k/a CUNA Mutual Insurance Society) (“CMFG Life Accounts”), while Class I shares are also offered to certain of its pension plans (“CMFG Life Plans”). Investments in the Fund by CMFG Life Accounts are made through variable annuity or variable life insurance contracts (collectively, “variable contracts”). Purchase or redemption orders under the variable contracts and CMFG Life Plans will be invested or redeemed (without sales or redemption charges) in shares of the Fund at the net asset value next determined after the Fund receives the order. Please refer to the variable contract prospectus or plan documents for further information.
Tax Information
The Fund generally distributes most or all of its net investment income and net capital gains. Net capital gain distributions, if any, are typically made in December. Net investment income distributions are declared and paid annually. Distributions that a CMFG Life Account or CMFG Life Plan receives from the Fund should not be taxable, nor should gains realized upon the sale or redemption of Fund shares, until such distributions or gains are withdrawn from the variable contract or CMFG Life Plan. Please refer to the variable contract prospectus or plan documents for further information.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a financial adviser), the Fund and the Fund’s distributor or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the Fund over another investment. Ask your individual financial adviser or visit your financial intermediary’s website for more information.

FUND SUMMARY

HIGH INCOME FUND
Investment Objective
The High Income Fund seeks high current income. The Fund also seeks capital appreciation, but only when consistent with its primary goal.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. Actual expenses may be greater or less than those shown. The expenses do not reflect any expenses, fees or charges paid under your variable contract or retirement plan. If these expenses, fees or charges were included, your costs would be higher.

Shareholder Fees: (fees paid directly from your investment)	Class I	Class II
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (as a percentage of amount redeemed)	None	None
Redemption Fee Within 30 days of Purchase (as a percentage of amount redeemed)	None	None

Annual Fund Operating Expenses: (expenses that you pay each year as a percentage of the value of your investment)	Class I	Class II
Management Fees	0.75%	0.75%
Distribution and/or Service (Rule 12b-1) Fees	None	0.25%
Other Expenses	0.02%	0.02%
Acquired Fund Fees and Expenses	0.01%	0.01%
Total Annual Fund Operating Expenses[1]	0.78%	1.03%
1Total annual Fund operating expenses for the period ended December 31, 2021 do not match the financial statements because the financial statements do not include acquired fund fees and expenses.
Example:
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the Fund for the time periods indicated and then hold or redeem your shares at the end of the period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$80	$249	$433	$966
Class II	105	328	569	1,259
The example does not reflect any expenses, fees or charges paid under your variable contract or retirement plan. If these expenses, fees or charges were included, your costs would be higher.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in total annual Fund operating expenses or in the expense examples above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 50% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests primarily in lower-rated, higher-yielding income bearing securities, such as “junk” bonds. Because the performance of these securities has historically been strongly influenced by economic conditions, the Fund may rotate securities selection by business sector according to the economic outlook. Under normal market conditions, the Fund invests at least 80% of its net assets (including borrowings for investment purposes) in bonds rated lower than investment grade (BBB/Baa) and their unrated equivalents or other high-yielding securities. Types of bonds and other securities include, but are not limited to, domestic and foreign (including emerging market) corporate bonds, debentures, notes, convertible securities, preferred stocks, municipal obligations, government obligations and mortgage-backed securities. Up to 25% of the Fund’s assets may be invested in the securities of issuers in any one industry, and up to 50% of the Fund’s assets may be invested in restricted securities (a restricted security is one that has a contractual restriction on resale or cannot be resold publicly until it is registered under the Securities Act of 1933, as amended). The dollar weighted average life of the Fund as of December 31, 2021 was 4.87 years.
In selecting the Fund’s investments, the portfolio managers employ a multi-faceted, “bottom up” investment approach that utilizes proprietary analytical tools which are integral to assessing the potential risk and relative value of each investment and also assist in identifying companies that are likely to have the ability to meet their interest and principal payments on their debt securities.

Investment candidates are analyzed in depth at a variety of risk levels. Investments are not made on the basis of one single factor. Rather, investments are made based on the careful consideration of a variety of factors, including:
•Analyses of business risks (including leverage risk) and macro risks (including interest rate trends, capital market conditions and default rates);
•Assessment of the industry’s attractiveness and competitiveness;
•Evaluation of the business, including core strengths and competitive weaknesses;
•Qualitative evaluation of the management team, including in-person meetings or conference calls with key managers; and
•Quantitative analyses of the company’s financial statements.
Although the Fund expects to pursue its investment objective utilizing its principal investment strategies regardless of market conditions, the Fund may invest up to 100% in money market instruments. To the extent the Fund engages in this temporary defensive position, the Fund’s ability to achieve its investment objective may be diminished.
Principal Risks
The specific risks of owning the Fund are set forth below.  You could lose money as a result of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.  The Fund’s share price and total return will fluctuate.  You should consider your own investment goals, time horizon and risk tolerance before investing in the Fund.
Non-Investment Grade Security Risk. Issuers of non-investment grade securities (i.e., “junk” bonds) are typically in weak financial health and compared to issuers of investment-grade bonds, they are more likely to encounter financial difficulties and to be materially affected by these difficulties when they do encounter them. Because the Fund invests a significant portion of its assets in these securities, the Fund may be subject to greater levels of credit and liquidity risk than a Fund that does not invest in such securities. These securities are considered predominately speculative with respect to the issuer's continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the Fund's ability to sell these securities (see “Liquidity Risk” below). If the issuer of a security is in default with respect to interest or principal payments, the Fund may lose its entire investment. Because of the risks involved in investing in non-investment grade securities, an investment in a Fund that invests in such securities should be considered speculative.
Interest Rate/Credit Risks. The Fund is subject to interest rate risk and above-average credit risk, which are risks that the value of your investment will fluctuate in response to changes in interest rates or an issuer will not honor a financial obligation. Investors should expect greater fluctuations in share price, yield and total return compared to bond Funds holding bonds and other income bearing securities with higher credit ratings and/or shorter maturities. These fluctuations, whether positive or negative, may be sharp and unanticipated. The risks associated with increasing rates are heightened given that interest rates are near historical lows, but may be expected to increase in the future with unpredictable effects on the markets and the Fund's investments.
Liquidity Risk. The Fund is also subject to liquidity risk, which means there may be little or no trading activity for the debt securities in which the Fund invests, and that may make it difficult for the Fund to value accurately and/or sell those securities. In addition, liquid debt securities in which the Fund invests are subject to the risk that during certain periods their liquidity will shrink or disappear suddenly and without warning as a result of adverse economic, regulatory or market conditions, or adverse investor perceptions. If the Fund experiences rapid, large redemptions during a period in which a substantial portion of its debt securities are illiquid, the Fund may be forced to sell those securities at a discount, which could result in significant Fund and shareholder losses. Liquidity risk may be higher for this Fund than those of income funds that hold U.S. government securities as part of their portfolios because the liquidity of U.S. government securities has historically continued in times of recent market stress.  This Fund normally holds few or no U.S. government securities.
Prepayment/Extension Risk. The Fund may also invest in mortgage-backed securities that are subject to prepayment/extension risks, which is the chance that a fall/rise in interest rates will reduce/extend the life of a mortgage-backed security by increasing/decreasing mortgage prepayments, typically reducing the Fund’s return.
Foreign Security and Emerging Market Risk. Investments in foreign securities involve risks relating to currency fluctuations and to political, social and economic developments abroad, as well as risks resulting from differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks may be greater in emerging markets. The investment markets of emerging countries are generally more volatile than markets of developed countries with more mature economies.

Performance
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s investment results have varied from year to year. The table shows the Fund’s average annual total returns for various periods compared to a broad measure of market performance. Neither the bar chart nor the table reflects charges deducted in connection with variable contracts. If these charges were reflected, returns would be less than those shown. The Fund’s past performance is not necessarily an indication of its future performance. Updated performance information current to the most recent month-end is available at no cost by visiting www.ultraseriesfund.com or by calling 1-800-670-3600.
The performance data presented below for periods prior to January 1, 2016, represent the performance of the previous subadviser.
Calendar Year Total Returns for Class I Shares

Best Calendar Quarter:	2Q 2020	6.91%
Worst Calendar Quarter:	1Q 2020	-9.59%
Average Annual Total Returns
For Periods Ended December 31, 2021

	1 Year	5 Years	10 Years
Class I Shares	4.24%	4.31%	4.90%
Class II Shares	3.98%	4.05%	4.63%
ICE BofA U.S. High Yield Constrained Index (reflects no deduction for sales charges, account fees, expenses or taxes)	5.35%	6.08%	6.71%
Portfolio Management
The investment adviser to the Fund is Madison Asset Management, LLC. Mike Sanders, CFA (Head of Fixed Income, Portfolio Manager), Allen Olson, CFA (Vice President, Portfolio Manager), and Chris Schroeder (Vice President, Portfolio Manager/Analyst), co-manage the Fund. Messrs. Sanders and Olson have served in this capacity since January 2016. Mr. Schroeder has served in this capacity since May 2019.
Purchase and Sale of Fund Shares
Class I and II shares of the Fund are offered to separate accounts of CMFG Life Insurance Company (f/k/a CUNA Mutual Insurance Society) (“CMFG Life Accounts”), while Class I shares are also offered to certain of its pension plans (“CMFG Life Plans”). Investments in the Fund by CMFG Life Accounts are made through variable annuity or variable life insurance contracts (collectively, “variable contracts”). Purchase or redemption orders under the variable contracts and CMFG Life Plans will be invested or redeemed (without sales or redemption charges) in shares of the Fund at the net asset value next determined after the Fund receives the order. Please refer to the variable contract prospectus or plan documents for further information.
Tax Information
The Fund generally distributes most or all of its net investment income and net capital gains. Net capital gain distributions, if any, are typically made in December. Net investment income distributions are declared and paid annually. Distributions that a CMFG Life Account or CMFG Life Plan receives from the Fund should not be taxable, nor should gains realized upon the sale or redemption of Fund shares, until such distributions or gains are withdrawn from the variable contract or CMFG Life Plan. Please refer to the variable contract prospectus or plan documents for further information.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a financial advisor), the Fund, the Fund’s investment adviser and/or the Fund’s principal distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

FUND SUMMARY

DIVERSIFIED INCOME FUND
Investment Objective
The Diversified Income Fund seeks a high total return through the combination of income and capital appreciation.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. Actual expenses may be greater or less than those shown. The expenses do not reflect any expenses, fees or charges paid under your variable contract or retirement plan. If these expenses, fees or charges were included, your costs would be higher.

Shareholder Fees: (fees paid directly from your investment)	Class I	Class II
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (as a percentage of amount redeemed)	None	None
Redemption Fee Within 30 days of Purchase (as a percentage of amount redeemed)	None	None

Annual Fund Operating Expenses: (expenses that you pay each year as a percentage of the value of your investment)	Class I	Class II
Management Fees	0.70%	0.70%
Distribution and/or Service (Rule 12b-1) Fees	None	0.25%
Other Expenses	0.02%	0.02%
Total Annual Fund Operating Expenses	0.72%	0.97%
Example:
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the Fund for the time periods indicated and then hold or redeem your shares at the end of the period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$74	$230	$401	$894
Class II	99	309	536	1,190
The example does not reflect any expenses, fees or charges paid under your variable contract or retirement plan. If these expenses, fees or charges were included, your costs would be higher.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in total annual Fund operating expenses or in the expense examples above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 34% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks income by investing in a broadly diversified array of securities including bonds, common stocks, Real Estate Investment Trusts ("REITs"), foreign market bonds and stocks, and money market instruments. Bonds, stock and cash components will vary, reflecting the portfolio managers’ judgments of the relative availability of attractively yielding and priced stocks and bonds; however, under normal market conditions, the Fund’s portfolio managers generally attempt to target a 40% bond and 60% stock investment allocation. Nevertheless, bonds (including investment grade, non-investment grade securities (i.e., "junk" bonds), and mortgage- or asset-backed) may constitute up to 80% of the Fund’s assets, stocks (including common stocks, preferred stocks and convertible bonds) may constitute up to 70% of the Fund’s assets, real estate securities may constitute up to 25% of the Fund’s assets, foreign (including American Depositary Receipts ("ADRs") and emerging market) stocks and bonds may constitute up to 25% of the Fund’s assets, and money market instruments may constitute up to 25% of the Fund’s assets. Although the Fund is permitted to invest up to 80% of its assets in lower credit quality bonds, under normal circumstances, the Fund intends to limit the investment in lower credit quality bonds to less than 50% of the Fund’s assets.
With regard to the fixed income component of the Fund, while there is no maturity strategy utilized, the Fund is managed with the goal of being between 90-110% of the market benchmark duration. The weighted average life of the Fund’s bond portfolio as of December 31, 2021 was 8.98 years. Duration is an approximation of the expected change in a debt security’s price given a 1% move in interest rates, using the following formula: [change in debt security value = (change in interest rates) x (duration) x (-1)]. By way of example, assume XYZ company issues a five year bond which has a duration of 4.5 years. If interest rates were to instantly increase by 1%, the bond would be expected to decrease in value by approximately 4.5%. As of December 31, 2021, the duration of the Fund’s bond portfolio was 6.36 years, and the duration of the benchmark index (which, for this purpose, is the ICE BofA U.S. Corporate, Government & Mortgage Index), was 6.68 years.
The balance between the two strategies of the Fund -- i.e., fixed income investing and equity investing -- is determined after reviewing the risks associated with each type of investment, with the goal of meaningful risk reduction as market conditions demand. The Fund may also invest in exchange traded funds (“ETFs”) that are registered investment companies and may also write (sell) covered call options, when deemed appropriate by the portfolio managers, in order to generate additional income through the collection of option premiums. With regard to the equity portion of the Fund, the Fund generally holds 30-60 individual securities in its portfolio at any given time. This reflects the belief of the Fund's investment adviser, Madison Asset Management, LLC ("Madison"), that your money should be invested in Madison's top investment ideas, and that focusing on Madison's best investment ideas is the best way to achieve the Fund’s investment objective.
The Fund typically sells a stock when the fundamental expectations for producing competitive yields at an acceptable level of price risk no longer apply, the price exceeds its intrinsic value or other stocks appear more attractive.
The Fund’s investment strategy reflects Madison's general “Participate and Protect®” investment philosophy. Madison’s expectation is that investors in the Fund will participate in market appreciation during bull markets and experience something less than full participation during bear markets compared with investors in portfolios holding more speculative and volatile securities; therefore, this investment philosophy is intended to represent a conservative investment strategy. There is no assurance that Madison’s expectations regarding this investment strategy will be realized.
Although the Fund expects to pursue its investment objective utilizing its principal investment strategies regardless of market conditions, the Fund may invest up to 100% in money market instruments. To the extent the Fund engages in this temporary defensive position, the Fund’s ability to achieve its investment objective may be diminished.
Principal Risks
The specific risks of owning the Fund are set forth below.  You could lose money as a result of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.  The Fund’s share price and total return will fluctuate.  You should consider your own investment goals, time horizon and risk tolerance before investing in the Fund.
Equity Risk. The Fund is subject to equity risk. Equity risk is the risk that securities held by the Fund will fluctuate in value due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, and the circumstances and performance of companies whose securities the Fund holds. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.
Interest Rate Risk. The Fund is subject to interest rate risk, which is the risk that the value of your investment will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the market value of income-bearing securities. When interest rates rise, bond prices fall; generally, the longer a bond’s maturity, the more sensitive it is to this risk. The risks associated with increasing rates are heightened given that interest rates are near historical lows, but may be expected to increase in the future with unpredictable effects on the markets and the Fund's investments.
Credit Risk. The Fund is subject to credit risk, which is the risk that issuers of debt securities may be unable to meet their interest or principal payment obligations when due.
Non-Investment Grade Security Risk. Issuers of non-investment grade securities (i.e., “junk” bonds) are typically in weak financial health and, compared to issuers of investment-grade bonds, they are more likely to encounter financial difficulties and to be materially affected by these difficulties when they do encounter them. Because the Fund may invest a significant portion of its assets in these securities, the Fund may be subject to greater levels of credit and liquidity risk than a Fund that does not invest in such securities. These securities are considered predominately speculative with respect to the issuer's continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the Fund's ability to sell these securities. If the issuer of a security is in default with respect to interest or principal payments, the Fund may lose its entire investment. Because of the risks involved in investing in non-investment grade securities, an investment in a Fund that invests in such securities should be considered speculative.
Real Estate Investment Trusts ("REITs") Risk. REITs pool investors’ funds for investment primarily in real estate properties or real estate-related loans. REITs generally derive their income from rents on the underlying properties or interest on the underlying loans, and their value is impacted by changes in the value of the underlying property or changes in interest rates affecting the underlying loans owned by the REITs. REITs are more susceptible to risks associated with the ownership of real estate and the real estate industry in general. These risks can include, but are not limited, fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in competition, property taxes, capital expenditures or operating expenses; and other economic, political or regulatory occurrences affecting the real estate industry. In addition, REITs depend upon specialized management skills, may not be diversified (which may increase the price volatility of REITs), may have less trading volume and liquidity, and may be subject to more abrupt or erratic price movements than the overall securities market. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended. REITs are subject to the risk of failing to qualify for favorable tax treatment under the Code.
Foreign Security and Emerging Market Risk. Investments in foreign securities, including investments in ADRs and emerging market securities, involve risks relating to currency fluctuations and to political, social and economic developments abroad, as well as risks resulting from differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks may be greater in emerging markets. The investment markets of emerging countries are generally more volatile than markets of developed countries with more mature economies.
Depository Receipt Risk. Depository receipts, such as ADRs, and global depository receipts ("GDRs"), may be issued in sponsored or un-sponsored programs. In a sponsored program, a security issuer has made arrangements to have its securities traded in the form of depository receipts. In an un-sponsored program, the issuer may not be directly involved in the creation of the program. Depository receipts involve many of the same risks as direct investments in foreign securities. These risks include, but are not limited to: fluctuations in currency exchange rates, which are affected by international balances of payments and other financial conditions; government interventions; and speculation. With respect to certain foreign countries, there is the possibility of expropriation or nationalization of assets, confiscatory taxation, political and social upheaval, and economic instability. Investments in depository receipts that are traded over the counter may also be subject to liquidity risk.
Market Risk. The share price of the Fund reflects the value of the securities it holds. If a security’s price falls, the share price of the Fund will go down (unless another security’s price rises by an offsetting amount). If the Fund’s share price falls below the price you paid for your shares, you could lose money when you redeem your shares.
Performance
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s investment results have varied from year to year. The table shows the Fund’s average annual total returns for various periods compared to broad measures of market performance, as well as a custom index that reflects a hypothetical investment allocation of 50% bonds and 50% stocks. Neither the bar chart nor the table reflects charges deducted in connection with variable contracts. If these charges were reflected, returns would be less than those shown. The Fund’s past performance is not necessarily an indication of its future performance. Updated performance information current to the most recent month-end is available at no cost by visiting www.ultraseriesfund.com or by calling 1-800-670-3600.
Calendar Year Total Returns for Class I Shares

Best Calendar Quarter:	2Q 2020	9.85%
Worst Calendar Quarter:	1Q 2020	-13.56%
Average Annual Total Returns
For Periods Ended December 31, 2021

	1 Year	5 Years	10 Years
Class I Shares	14.92%	10.76%	9.35%
Class II Shares	14.64%	10.48%	9.08%
S&P 500® Index (reflects no deduction for sales charges, account fees, expenses or taxes)	28.71%	18.47%	16.55%
ICE BofA U.S. Corporate, Government & Mortgage Index (reflects no deduction for sales charges, account fees, expenses or taxes)	-1.62%	3.64%	2.96%
Custom Blended Index (reflects no deduction for sales charges, account fees, expenses or taxes)	12.76%	11.16%	9.81%
The Custom Blended Index consists of 50% S&P 500® Index and 50% ICE BofA U.S. Corporate, Government & Mortgage Index.

Portfolio Management
The investment adviser to the Fund is Madison Asset Management, LLC. John Brown, CFA (Vice President, Portfolio Manager/Analyst), Drew Justman, CFA (Vice President, Portfolio Manager/Analyst), Chris Nisbet, CFA (Vice President, Portfolio Manager), Allen Olson, CFA (Vice President, Portfolio Manager/Analyst), and Mike Sanders, CFA (Head of Fixed Income, Portfolio Manager) co-manage the Fund. Mr. Brown has served in this capacity since 1998, Mr. Justman has served in this capacity since May 2015, Mr. Nisbet has served in this capacity since June 2013, Mr. Olson has served in this capacity since March 2021, and Mr. Sanders has serviced in this capacity since April 2022.
Purchase and Sale of Fund Shares
Class I and II shares of the Fund are offered to separate accounts of CMFG Life Insurance Company (f/k/a CUNA Mutual Insurance Society) (“CMFG Life Accounts”), while Class I shares are also offered to certain of its pension plans (“CMFG Life Plans”). Investments in the Fund by CMFG Life Accounts are made through variable annuity or variable life insurance contracts (collectively, “variable contracts”). Purchase or redemption orders under the variable contracts and CMFG Life Plans will be invested or redeemed (without sales or redemption charges) in shares of the Fund at the net asset value next determined after the Fund receives the order. Please refer to the variable contract prospectus or plan documents for further information.
Tax Information
The Fund generally distributes most or all of its net investment income and net capital gains. Net capital gain distributions, if any, are typically made in December. Net investment income distributions are declared and paid annually. Distributions that a CMFG Life Account or CMFG Life Plan receives from the Fund should not be taxable, nor should gains realized upon the sale or redemption of Fund shares, until such distributions or gains are withdrawn from the variable contract or CMFG Life Plan. Please refer to the variable contract prospectus or plan documents for further information.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a financial adviser ), the Fund and the Fund’s distributor or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the Fund over another investment. Ask your individual financial adviser or visit your financial intermediary’s website for more information.

FUND SUMMARY

LARGE CAP VALUE FUND
Investment Objective
The Large Cap Value Fund seeks long-term capital growth, with income as a secondary consideration.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. Actual expenses may be greater or less than those shown. The expenses do not reflect any expenses, fees or charges paid under your variable contract or retirement plan. If these expenses, fees or charges were included, your costs would be higher.

Shareholder Fees: (fees paid directly from your investment)	Class I	Class II
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (as a percentage of amount redeemed)	None	None
Redemption Fee Within 30 days of Purchase (as a percentage of amount redeemed)	None	None

Annual Fund Operating Expenses: (expenses that you pay each year as a percentage of the value of your investment)	Class I	Class II
Management Fees	0.60%	0.60%
Distribution and/or Service (Rule 12b-1) Fees	None	0.25%
Other Expenses	0.02%	0.02%
Total Annual Fund Operating Expenses	0.62%	0.87%
Example:
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the Fund for the time periods indicated and then hold or redeem your shares at the end of the period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$63	$199	$346	$774
Class II	89	278	482	1,073
The example does not reflect any expenses, fees or charges paid under your variable contract or retirement plan. If these expenses, fees or charges were included, your costs would be higher.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in total annual Fund operating expenses or in the expense examples above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 32% of the average value of its portfolio.
Principal Investment Strategies
The Fund will, under normal market conditions, maintain at least 80% of its net assets (including borrowings for investment purposes) in large cap stocks (generally, stocks with a market capitalization of the companies represented in the Russell 1000® Value Index -- as of the most recent reconstitution date, the low end of the range of market capitalizations included in this index was $1.30 billion). The Fund follows what is known as a “value” approach, which generally means that the Fund's investment adviser, Madison Asset Management, LLC ("Madison"), seeks to invest in stocks at prices below their perceived intrinsic value as estimated based on fundamental analysis of the issuing company and its prospects. By investing in value stocks, the Fund attempts to limit the downside risk over time but may also produce smaller gains than other stock Funds if their intrinsic values are not realized by the market or if growth-oriented investments are favored by investors.
The Fund will diversify its holdings among various industries and among companies within those industries. The Fund may invest up to 25% of its assets in foreign securities, including American Depositary Receipts (“ADRs”) and emerging market securities, and may invest in exchange traded funds ("ETFs") that are registered investment companies. The Fund generally holds 25-60 individual securities in its portfolio at any given time. This reflects Madison's belief that your money should be invested in Madison’s top investment ideas, and that focusing on Madison's best investment ideas is the best way to achieve the Fund’s investment objectives.
The Fund typically sells a stock when the fundamental expectations for buying it no longer apply, the price exceeds its intrinsic value or other stocks appear more attractively priced relative to their intrinsic values.

The Fund’s investment strategy reflects Madison's general “Participate and Protect®” investment philosophy.  Madison’s expectation is that investors in the Fund will participate in market appreciation during bull markets and experience something less than full participation during bear markets compared with investors in portfolios holding more speculative and volatile securities; therefore, this investment philosophy is intended to represent a conservative investment strategy. There is no assurance that Madison’s expectations regarding this investment strategy will be realized.
Although the Fund expects to pursue its investment objective utilizing its principal investment strategies regardless of market conditions, the Fund may invest up to 100% in money market instruments. To the extent the Fund engages in this temporary defensive position, the Fund’s ability to achieve its investment objective may be diminished.
Principal Risks
The specific risks of owning the Fund are set forth below.  You could lose money as a result of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.  The Fund’s share price and total return will fluctuate.  You should consider your own investment goals, time horizon and risk tolerance before investing in the Fund.
Equity Risk. The Fund is subject to equity risk. Equity risk is the risk that securities held by the Fund will fluctuate in value due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, and the circumstances and performance of companies whose securities the Fund holds. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.
Large Cap Risk. Large capitalization companies may fall out of favor with investors based on market and economic conditions. In addition, larger companies may not be able to attain the high growth rates of successful smaller companies and may be less capable of responding quickly to competitive challenges and industry changes. As a result, the Fund’s value may not rise as much as, or may fall more than, the value of funds that focus on companies with smaller market capitalizations.
Value Investing Risk. The Fund primarily invests in “value” oriented stocks which may help limit the risk of negative portfolio returns. However, these “value” stocks are subject to the risk that their perceived intrinsic values may never be realized by the market, and to the risk that, although the stock is believed to be undervalued, it is actually appropriately priced or overpriced due to unanticipated problems associated with the issuer or industry.
ETF Risks. The main risks of investing in ETFs are the same as investing in a portfolio of equity securities comprising the index on which the ETF is based, although lack of liquidity in an ETF could result in it being more volatile than the securities comprising the index. Additionally, the market prices of ETFs will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their net asset values.) Index-based ETF investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index.
Foreign Security and Emerging Market Risk. Investments in foreign securities, including investments in ADRs and emerging market securities, involve risks relating to currency fluctuations and to political, social and economic developments abroad, as well as risks resulting from differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks may be greater in emerging markets. The investment markets of emerging countries are generally more volatile than markets of developed countries with more mature economies.
Depository Receipt Risk. Depository receipts, such as ADRs, and global depository receipts ("GDRs") and and European depository receipts (“EDRs”), may be issued in sponsored or un-sponsored programs. In a sponsored program, a security issuer has made arrangements to have its securities traded in the form of depository receipts. In an un-sponsored program, the issuer may not be directly involved in the creation of the program. Depository receipts involve many of the same risks as direct investments in foreign securities. These risks include, but are not limited to: fluctuations in currency exchange rates, which are affected by international balances of payments and other financial conditions; government interventions; and speculation. With respect to certain foreign countries, there is the possibility of expropriation or nationalization of assets, confiscatory taxation, political and social upheaval, and economic instability. Investments in depository receipts that are traded over the counter may also be subject to liquidity risk.
Market Risk. The share price of the Fund reflects the value of the securities it holds. If a security’s price falls, the share price of the Fund will go down (unless another security’s price rises by an offsetting amount). If the Fund’s share price falls below the price you paid for your shares, you could lose money when you redeem your shares.

Performance
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s investment results have varied from year to year. The table shows the Fund’s average annual total returns for various periods compared to a broad measure of market performance. Neither the bar chart nor the table reflects charges deducted in connection with variable contracts. If these charges were reflected, returns would be less than those shown. The Fund’s past performance is not necessarily an indication of its future performance. Updated performance information current to the most recent month-end is available at no cost by visiting www.ultraseriesfund.com or by calling 1-800-670-3600.

Calendar Year Total Returns for Class I Shares

Best Calendar Quarter:	1Q 2019	13.36%
Worst Calendar Quarter:	1Q 2020	-26.71%
Average Annual Total Returns
For Periods Ended December 31, 2021

	1 Year	5 Years	10 Years
Class I Shares	22.36%	8.32%	10.36%
Class II Shares	22.05%	8.05%	10.09%
Russell 1000® Value Index (reflects no deduction for sales charges, account fees, expenses or taxes)	25.16%	11.16%	12.97%
Portfolio Management
The investment adviser to the Fund is Madison Asset Management, LLC. John Brown, CFA (Vice President, Portfolio Manager/Analyst) and Drew Justman, CFA (Vice President, Portfolio Manager/Analyst) co-manage the Fund. Mr. Brown has served in this capacity since July 2009, and Mr. Justman has served in this capacity since May 2014.
Purchase and Sale of Fund Shares
Class I and II shares of the Fund are offered to separate accounts of CMFG Life Insurance Company (f/k/a CUNA Mutual Insurance Society) (“CMFG Life Accounts”), while Class I shares are also offered to certain of its pension plans (“CMFG Life Plans”). Investments in the Fund by CMFG Life Accounts are made through variable annuity or variable life insurance contracts (collectively, “variable contracts”). Purchase or redemption orders under the variable contracts and CMFG Life Plans will be invested or redeemed (without sales or redemption charges) in shares of the Fund at the net asset value next determined after the Fund receives the order. Please refer to the variable contract prospectus or plan documents for further information.
Tax Information
The Fund generally distributes most or all of its net investment income and net capital gains. Net capital gain distributions, if any, are typically made in December. Net investment income distributions are declared and paid annually. Distributions that a CMFG Life Account or CMFG Life Plan receives from the Fund should not be taxable, nor should gains realized upon the sale or redemption of Fund shares, until such distributions or gains are withdrawn from the variable contract or CMFG Life Plan. Please refer to the variable contract prospectus or plan documents for further information.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a financial adviser), the Fund and the Fund’s distributor or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the Fund over another investment. Ask your individual financial adviser or visit your financial intermediary’s website for more information.

FUND SUMMARY

LARGE CAP GROWTH FUND
Investment Objective
The Large Cap Growth Fund seeks long-term capital appreciation.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. Actual expenses may be greater or less than those shown. The expenses do not reflect any expenses, fees or charges paid under your variable contract or retirement plan. If these expenses, fees or charges were included, your costs would be higher.

Shareholder Fees: (fees paid directly from your investment)	Class I	Class II
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (as a percentage of amount redeemed)	None	None
Redemption Fee Within 30 days of Purchase (as a percentage of amount redeemed)	None	None

Annual Fund Operating Expenses: (expenses that you pay each year as a percentage of the value of your investment)	Class I	Class II
Management Fees	0.80%	0.80%
Distribution and/or Service (Rule 12b-1) Fees	None	0.25%
Other Expenses	0.02%	0.02%
Total Annual Fund Operating Expenses	0.82%	1.07%
Example:
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual Funds. The example assumes you invest $10,000 in the Fund for the time periods indicated and then hold or redeem your shares at the end of the period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$84	$262	$455	$1,014
Class II	109	340	590	1,306
The example does not reflect any expenses, fees or charges paid under your variable contract or retirement plan. If these expenses, fees or charges were included, your costs would be higher.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in total annual Fund operating expenses or in the expense examples above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 16% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing primarily in common stocks of larger companies and will, under normal market conditions, maintain at least 80% of its net assets (including borrowings for investment purposes) in such large cap stocks. For this purpose, the term “large cap stock” refers to stocks with a market capitalization of the companies in the Russell 1000® Growth Index (as of the most recent reconstitution date, the low end of the range of market capitalizations included in this index was $3.7 billion). For purposes of the 80% large cap stock allocation discussed above, the stocks selected for the Fund will represent primarily well-established companies that have a demonstrated pattern of consistent growth and, to a lesser extent, less established companies that may offer more rapid growth potential. The Fund may also invest up to 35% of its assets in foreign securities (including American Depositary Receipts (“ADRs”) and emerging market securities). To the extent invested in common stocks, the Fund generally invests in 25-40 companies at any given time. This reflects the belief of the Fund’s investment adviser, Madison Asset Management, LLC (“Madison”), that your money should be invested in Madison’s top investment ideas, and that focusing on Madison’s best investment ideas is the best way to achieve the Fund’s investment objectives.
Madison follows a rigorous three-step process when evaluating companies pursuant to which Madison considers (1) the business model, (2) the management team, and (3) the valuation of each potential investment. When evaluating the business model, Madison looks for sustainable competitive advantages, metrics that demonstrate relatively high levels of profitability, stable and growing earnings, and a solid balance sheet. When assessing management, Madison evaluates its operational and capital allocation track records and the nature of its accounting practices. The final step in the process is assessing the proper valuation for the company. Madison strives to purchase securities trading at a discount to their intrinsic value as determined by discounted cash flows modeling and additional valuation methodologies. Often, Madison finds companies that clear the business model and management team hurdles, but not the valuation hurdle. Those companies are monitored for inclusion at a later date when the price may be more appropriate. Madison seeks to avoid the downside risks associated with overpriced securities.
Madison may sell stocks for a number of reasons, including: (i) the price target Madison has set for stock has been achieved or exceeded, (ii) the fundamental business prospects for the company have materially changed, or (iii) Madison finds a more attractive alternative.
The Fund’s investment strategy reflects Madison’s general “Participate and Protect®” investment philosophy. Madison’s expectation is that investors in the Fund will participate in market appreciation during bull markets and experience something less than full participation during bear markets compared with investors in portfolios holding more speculative and volatile securities; therefore, this investment philosophy is intended to represent a conservative investment strategy. There is no assurance that Madison’s expectations regarding this investment strategy will be realized.
Although the Fund expects to pursue its investment objective utilizing its principal investment strategies regardless of market conditions, the Fund may invest up to 100% in money market instruments. To the extent the Fund engages in this temporary defensive position, the Fund’s ability to achieve its investment objective may be diminished.
Principal Risks
The specific risks of owning the Fund are set forth below.  You could lose money as a result of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.  The Fund’s share price and total return will fluctuate.  You should consider your own investment goals, time horizon and risk tolerance before investing in the Fund.
Equity Risk. The Fund is subject to equity risk. Equity risk is the risk that securities held by the Fund will fluctuate in value due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, and the circumstances and performance of companies whose securities the Fund holds. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.
Large Cap Risk. Large capitalization companies may fall out of favor with investors based on market and economic conditions. In addition, larger companies may not be able to attain the high growth rates of successful smaller companies and may be less capable of responding quickly to competitive challenges and industry changes. As a result, the Fund’s value may not rise as much as, or may fall more than, the value of funds that focus on companies with smaller market capitalizations.
Growth Investing Risk. Due to its focus on stocks that may appreciate in value and lack of emphasis on those that provide current income, this Fund will typically experience greater volatility over time than a large cap value security.
Foreign Security and Emerging Market Risk. Investments in foreign securities, including investments in ADRs and emerging market securities, involve risks relating to currency fluctuations and to political, social and economic developments abroad, as well as risks resulting from differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks may be greater in emerging markets. The investment markets of emerging countries are generally more volatile than markets of developed countries with more mature economies.
Depository Receipt Risk. Depository receipts, such as ADRs, and global depository receipts ("GDRs"), and and European depository receipts (“EDRs”), may be issued in sponsored or un-sponsored programs. In a sponsored program, a security issuer has made arrangements to have its securities traded in the form of depository receipts. In an un-sponsored program, the issuer may not be directly involved in the creation of the program. Depository receipts involve many of the same risks as direct investments in foreign securities. These risks include, but are not limited to: fluctuations in currency exchange rates, which are affected by international balances of payments and other financial conditions; government interventions; and speculation. With respect to certain foreign countries, there is the possibility of expropriation or nationalization of assets, confiscatory taxation, political and social upheaval, and economic instability. Investments in depository receipts that are traded over the counter may also be subject to liquidity risk.
Market Risk. The share price of the Fund reflects the value of the securities it holds. If a security’s price falls, the share price of the Fund will go down (unless another security’s price rises by an offsetting amount). If the Fund’s share price falls below the price you paid for your shares, you could lose money when you redeem your shares.

Performance
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s investment results have varied from year to year. The table shows the Fund’s average annual total returns for various periods compared to a broad measure of market performance. Neither the bar chart nor the table reflects charges deducted in connection with variable contracts. If these charges were reflected, returns would be less than those shown. The Fund’s past performance is not necessarily an indication of its future performance. Updated performance information current to the most recent month-end is available at no cost by visiting www.ultraseriesfund.com or by calling 1-800-670-3600.

Calendar Year Total Returns for Class I Shares

Best Calendar Quarter:	2Q 2020	17.73%
Worst Calendar Quarter:	1Q 2020	-21.34%
Average Annual Total Returns
For Periods Ended December 31, 2021

	1 Year	5 Years	10 Years
Class I Shares	22.96%	17.51%	14.81%
Class II Shares	22.66%	17.21%	14.53%
Russell 1000® Growth Index (reflects no deduction for sales charges, account fees, expenses or taxes)	27.60%	25.32%	19.79%
Portfolio Management
The investment adviser to the Fund is Madison Asset Management, LLC. Richard Eisinger (Co-Head of Investments and Portfolio Manager/Analyst), Haruki Toyama (Director of Research and Portfolio Manager/Analyst), and Joe Maginot (Vice President and Portfolio Manager/Analyst) co-manage the Fund. Mr. Eisinger has served in this capacity since June 2019, and Messrs. Toyama and Maginot have served in this capacity since April 2022.
Purchase and Sale of Fund Shares
Class I and II shares of the Fund are offered to separate accounts of CMFG Life Insurance Company (f/k/a CUNA Mutual Insurance Society) (“CMFG Life Accounts”), while Class I shares are also offered to certain of its pension plans (“CMFG Life Plans”). Investments in the Fund by CMFG Life Accounts are made through variable annuity or variable life insurance contracts (collectively, “variable contracts”). Purchase or redemption orders under the variable contracts and CMFG Life Plans will be invested or redeemed (without sales or redemption charges) in shares of the Fund at the net asset value next determined after the Fund receives the order. Please refer to the variable contract prospectus or plan documents for further information.
Tax Information
The Fund generally distributes most or all of its net investment income and net capital gains. Net capital gain distributions, if any, are typically made in December. Net investment income distributions are declared and paid annually. Distributions that a CMFG Life Account or CMFG Life Plan receives from the Fund should not be taxable, nor should gains realized upon the sale or redemption of Fund shares, until such distributions or gains are withdrawn from the variable contract or CMFG Life Plan. Please refer to the variable contract prospectus or plan documents for further information.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a financial adviser), the Fund and the Fund’s distributor or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the Fund over another investment. Ask your individual financial adviser or visit your financial intermediary’s website for more information.

FUND SUMMARY

MID CAP FUND
Investment Objective
The Mid Cap Fund seeks long-term capital appreciation.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. Actual expenses may be greater or less than those shown. The expenses do not reflect any expenses, fees or charges paid under your variable contract or retirement plan. If these expenses, fees or charges were included, your costs would be higher.

Shareholder Fees: (fees paid directly from your investment)	Class I	Class II
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (as a percentage of amount redeemed)	None	None
Redemption Fee Within 30 days of Purchase (as a percentage of amount redeemed)	None	None

Annual Fund Operating Expenses: (expenses that you pay each year as a percentage of the value of your investment)	Class I	Class II
Management Fees	0.90%	0.90%
Distribution and/or Service (Rule 12b-1) Fees	None	0.25%
Other Expenses	0.02%	0.02%
Total Annual Fund Operating Expenses	0.92%	1.17%
Example:
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual Funds. The example assumes you invest $10,000 in the Fund for the time periods indicated and then hold or redeem your shares at the end of the period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$94	$293	$509	$1,131
Class II	119	372	644	1,420
The example does not reflect any expenses, fees or charges paid under your variable contract or retirement plan. If these expenses, fees or charges were included, your costs would be higher.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in total annual Fund operating expenses or in the expense examples above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 25% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests generally in common stocks, securities convertible into common stocks and related equity securities of “midsize” companies (for this purpose, “midsize” is defined as those companies with market capitalizations of between $500 million and $50 billion). Under normal market conditions, the Fund will maintain at least 80% of its net assets (including borrowings for investment purposes) in such mid cap securities. The Fund may also invest up to 25% of its assets in foreign securities (including American Depositary Receipts ("ADRs") and emerging market securities). As a non-principal investment strategy, the Fund may also invest in exchange traded funds (“ETFs”) that are registered investment companies, warrants, preferred stocks, and debt securities, including non-investment grade convertible debt securities. The Fund generally holds 25-40 individual securities in its portfolio at any given time. This reflects the belief of the Fund's investment adviser, Madison Asset Management, LLC (“Madison”), that your money should be invested in Madison’s top investment ideas, and that focusing on Madison's best investment ideas is the best way to achieve the Fund’s investment objective.
The Fund seeks attractive long-term returns through bottom-up security selection based on fundamental analysis in a diversified portfolio of high-quality companies with attractive valuations. These will typically be industry leading companies in niches with strong growth prospects. The Fund’s portfolio managers believe in selecting stocks for the Fund that show steady, sustainable growth and reasonable valuation.
Madison follows a rigorous three-step process when evaluating companies pursuant to which Madison considers (1) the business model, (2) the management team, and (3) the valuation of each potential investment. When evaluating the business model, Madison looks for sustainable competitive advantages, metrics that demonstrate relatively high levels of profitability, stable and growing earnings, and a solid balance sheet. When assessing management, Madison evaluates its operational and capital allocation track records and the nature of its accounting practices. The final step in the process is assessing the proper valuation for the company. Madison strives to purchase securities trading at a discount to their intrinsic value as determined by discounted cash flows modeling and additional valuation methodologies. Often, Madison finds companies that clear the business model and management team hurdles, but not the valuation hurdle. Those companies are monitored for inclusion at a later date when the price may be more appropriate. Madison seeks to avoid the downside risks associated with overpriced securities.
Madison may sell stocks for a number of reasons, including: (i) the price target Madison has set for the stock has been achieved or exceeded, (ii) the fundamental business prospects for the company have materially changed, or (iii) Madison finds a more attractive alternative.
The Fund’s investment strategy reflects Madison’s general “Participate and Protect®” investment philosophy. Madison’s expectation is that investors in the Fund will participate in market appreciation during bull markets and experience something less than full participation during bear markets compared with investors in portfolios holding more speculative and volatile securities; therefore, this investment philosophy is intended to represent a conservative investment strategy. There is no assurance that Madison’s expectations regarding this investment strategy will be realized.
Although the Fund expects to pursue its investment objective utilizing its principal investment strategies regardless of market conditions, the Fund may invest up to 100% in money market instruments. To the extent the Fund engages in this temporary defensive position, the Fund’s ability to achieve its investment objective may be diminished.
Principal Risks
The specific risks of owning the Fund are set forth below.  You could lose money as a result of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.  The Fund’s share price and total return will fluctuate.  You should consider your own investment goals, time horizon and risk tolerance before investing in the Fund.
Mid Cap Risk. The Fund’s investments in midsize companies may entail greater risks than investments in larger, more established companies. Midsize companies tend to have narrower product lines, fewer financial resources and a more limited trading market for their securities, as compared to larger companies. They may also experience greater price volatility than securities of larger capitalization companies because growth prospects for these companies may be less certain and the market for such securities may be smaller. Some midsize companies may not have established financial histories; may have limited product lines, markets or financial resources; may depend on a few key personnel for management; and may be susceptible to losses and risks of bankruptcy.
Equity Risk. The Fund is subject to equity risk. Equity risk is the risk that securities held by the Fund will fluctuate in value due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, and the circumstances and performance of companies whose securities the Fund holds. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.
Growth and Value Risks. Stocks with growth characteristics can experience sharp price declines as a result of earnings disappointments, even small ones. Stocks with value characteristics carry the risk that investors will not recognize their intrinsic value for a long time or that they are actually appropriately priced at a low level. Because the Fund generally follows a strategy of holding stocks with both growth and value characteristics, any particular stock’s share price may be negatively affected by either set of risks.
Foreign Security and Emerging Market Risk. Investments in foreign securities, including investments in ADRs and emerging market securities, involve risks relating to currency fluctuations and to political, social and economic developments abroad, as well as risks resulting from differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks may be greater in emerging markets. The investment markets of emerging countries are generally more volatile than markets of developed countries with more mature economies.
Depository Receipt Risk. Depository receipts, such as ADRs, and global depository receipts ("GDRs"), may be issued in sponsored or un-sponsored programs. In a sponsored program, a security issuer has made arrangements to have its securities traded in the form of depository receipts. In an un-sponsored program, the issuer may not be directly involved in the creation of the program. Depository receipts involve many of the same risks as direct investments in foreign securities. These risks include, but are not limited to: fluctuations in currency exchange rates, which are affected by international balances of payments and other financial conditions; government interventions; and speculation. With respect to certain foreign countries, there is the possibility of expropriation or nationalization of assets, confiscatory taxation, political and social upheaval, and economic instability. Investments in depository receipts that are traded over the counter may also be subject to liquidity risk.
Market Risk. The share price of the Fund reflects the value of the securities it holds. If a security’s price falls, the share price of the Fund will go down (unless another security’s price rises by an offsetting amount). If the Fund’s share price falls below the price you paid for your shares, you could lose money when you redeem your shares.

Performance
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s investment results have varied from year to year. The table shows the Fund’s average annual total returns for various periods compared to a broad measure of market performance. Neither the bar chart nor the table reflects charges deducted in connection with variable contracts. If these charges were reflected, returns would be less than those shown. The Fund’s past performance is not necessarily an indication of its future performance. Updated performance information current to the most recent month-end is available at no cost by visiting www.ultraseriesfund.com or by calling 1-800-670-3600.
Calendar Year Total Returns for Class I Shares

Best Calendar Quarter:	2Q 2020	16.43%
Worst Calendar Quarter:	1Q 2020	-23.89%
Average Annual Total Returns
For Periods Ended December 31, 2021

	1 Year	5 Years	10 Years
Class I Shares	26.39%	16.24%	14.85%
Class II Shares	26.08%	15.95%	14.56%
Russell Midcap® Index (reflects no deduction for sales charges, account fees, expenses or taxes)	22.58%	15.10%	14.91%
Portfolio Management
The investment adviser to the Fund is Madison Asset Management, LLC. Richard Eisinger (Co-Head of Investments and Portfolio Manager/Analyst), Haruki Toyama (Director of Research and Portfolio Manager/Analyst), and Andy Romanowich, CFA (Vice President and Portfolio Manager/Analyst), co-manage the Fund. Mr. Eisinger has served in this capacity since January 1998, Mr. Toyama has served in this capacity since May 2015, and Mr. Romanowich has served in this capacity since May 2019.
Purchase and Sale of Fund Shares
Class I and II shares of the Fund are offered to separate accounts of CMFG Life Insurance Company (f/k/a CUNA Mutual Insurance Society) (“CMFG Life Accounts”), while Class I shares are also offered to certain of its pension plans (“CMFG Life Plans”). Investments in the Fund by CMFG Life Accounts are made through variable annuity or variable life insurance contracts (collectively, “variable contracts”). Purchase or redemption orders under the variable contracts and CMFG Life Plans will be invested or redeemed (without sales or redemption charges) in shares of the Fund at the net asset value next determined after the Fund receives the order. Please refer to the variable contract prospectus or plan documents for further information.
Tax Information
The Fund generally distributes most or all of its net investment income and net capital gains. Net capital gain distributions, if any, are typically made in December. Net investment income distributions are declared and paid annually. Distributions that a CMFG Life Account or CMFG Life Plan receives from the Fund should not be taxable, nor should gains realized upon the sale or redemption of Fund shares, until such distributions or gains are withdrawn from the variable contract or CMFG Life Plan. Please refer to the variable contract prospectus or plan documents for further information.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a financial adviser), the Fund and the Fund’s distributor or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the Fund over another investment. Ask your individual financial adviser or visit your financial intermediary’s website for more information.

FUND SUMMARY

INTERNATIONAL STOCK FUND
Investment Objective
The International Stock Fund seeks long-term growth of capital.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. Actual expenses may be greater or less than those shown. The expenses do not reflect any expenses, fees or charges paid under your variable contract or retirement plan. If these expenses, fees or charges were included, your costs would be higher.

Shareholder Fees: (fees paid directly from your investment)	Class I	Class II
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (as a percentage of amount redeemed)	None	None
Redemption Fee Within 30 days of Purchase (as a percentage of amount redeemed)	None	None

Annual Fund Operating Expenses: (expenses that you pay each year as a percentage of the value of your investment)	Class I	Class II
Management Fees	1.15%	1.15%
Distribution and/or Service (Rule 12b-1) Fees	None	0.25%
Other Expenses	0.02%	0.02%
Total Annual Fund Operating Expenses	1.17%	1.42%
Example:
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual Funds. The example assumes you invest $10,000 in the Fund for the time periods indicated and then hold or redeem your shares at the end of the period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$119	$372	$644	$1,420
Class II	145	449	776	1,702
The example does not reflect any expenses, fees or charges paid under your variable contract or retirement plan. If these expenses, fees or charges were included, your costs would be higher.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in total annual Fund operating expenses or in the expense examples above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 130% of the average value of its portfolio.
Principal Investment Strategies
Under normal market conditions, the Fund invests at least 80% of its net assets (including borrowings for investment purposes) in the stock of foreign companies. For this purpose, a foreign company is one whose principal operations are located outside the U.S., or that is organized outside the U.S., whose securities are principally traded outside of the U.S., and/or whose securities are quoted or denominated in a foreign currency. The types of stocks that the Fund may invest in include common stocks, securities convertible into common stocks, preferred stocks, and other securities representing equity interests such as American Depository Receipts (“ADRs”) (which represent an interest in the shares of a non-U.S. company that have been deposited with a U.S. bank, trade in U.S. dollars and clear through U.S. settlement systems, thus allowing the holder of an ADR to avoid having to transact in a foreign currency), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and Swedish Depositary Receipts ("SDRs"). EDRs, GDRs and SDRs are receipts evidencing an arrangement with a non-U.S. financial institution similar to that for ADRs and are designed for use in non-U.S. securities markets.
The Fund may also invest in debt securities, foreign money market instruments, and other income bearing securities as well as forward foreign currency exchange contracts and other derivative securities and contracts. The Fund usually holds securities of issuers located in at least three countries other than the U.S. and generally holds 40-70 individual securities in its portfolio at any given time. Typically, a majority of the Fund’s assets are invested in relatively large capitalization stocks of issuers located or operating in developed countries. Such securities are those issued by companies located in countries included in the Morgan Stanley Capital International All Country World excluding USA (“MSCI ACWI ex USA") Index.
The Fund may also invest up to 40% of its assets in securities of companies whose principal business activities are located in emerging market countries; however, the Fund’s exposure will typically be limited to within +/- 10% relative to the benchmark (for this purpose, the benchmark used is the MSCI ACWI ex USA Index, which as of December 31, 2021, had 28.6% of its assets invested in emerging market securities). The growth style of equity management used by the Fund's investment adviser, Madison Asset Management, LLC ("Madison"), emphasizes companies with sustainable competitive advantages, secular long-term cash flow growth, returns on invested capital above their cost of capital and the ability to manage for profitable growth that can create long-term value for shareholders. In general, the Fund seeks companies with the following characteristics, although not all of the companies selected will have these attributes:
•High secular growth.
•Superior profitability.
•Medium to large capitalizations, although there are no limitations on the size of the companies in which the segment may invest.
In making investment decisions, Madison generally selects securities on the basis of fundamental company-by-company analysis. In choosing securities, Madison will typically focus on the market price of a company’s securities relative to its evaluation of the company’s long-term earnings and cash flow potential. In addition, a company’s valuation measures, including but not limited to price-to-earnings ratio and price-to-book, will customarily be considered.
Although the Fund expects to pursue its investment objective utilizing its principal investment strategies regardless of market conditions, the Fund may invest up to 100% in money market instruments. To the extent the Fund engages in this temporary defensive position, the Fund’s ability to achieve its investment objective may be diminished.
Principal Risks
The specific risks of owning the Fund are set forth below.  You could lose money as a result of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.  The Fund’s share price and total return will fluctuate.  You should consider your own investment goals, time horizon and risk tolerance before investing in the Fund.
Foreign Security and Emerging Market Risk. Investing in foreign securities involves certain special considerations and additional risks which are not typically associated with investing in securities of domestic issuers or U.S. dollar denominated securities. These risks may make the Fund more volatile than a comparable domestic stock fund. For example, foreign securities are typically subject to:
•Fluctuations in currency exchange rates.
•Higher trading and custody charges compared to securities of U.S. companies.
•Different accounting and reporting practices than U.S. companies. As a result, it is often more difficult to evaluate financial information from foreign issuers. Also, the laws of some foreign countries limit the information that is made available to investors.
•Less stringent securities regulations than those of the U.S.
•Potential political instability.
•Potential economic instability. The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation and industry diversification. Such differences may cause the economies of these countries to be less stable than the U.S. economy and may make them more sensitive to economic fluctuations.
The risks of international investing are higher in emerging markets such as those of Latin America, Africa, Asia and Eastern Europe. The investment markets of emerging countries are generally more volatile than markets of developed countries with more mature economies.
Depository Receipt Risk. Depository receipts, such as ADRs, GDRs, EDRs and SDRs, may be issued in sponsored or un-sponsored programs. In a sponsored program, a security issuer has made arrangements to have its securities traded in the form of depository receipts. In an un-sponsored program, the issuer may not be directly involved in the creation of the program. Depository receipts involve many of the same risks as direct investments in foreign securities. These risks include, but are not limited to: fluctuations in currency exchange rates, which are affected by international balances of payments and other financial conditions; government interventions; and speculation. With respect to certain foreign countries, there is the possibility of expropriation or nationalization of assets, confiscatory taxation, political and social upheaval, and economic instability. Investments in depository receipts that are traded over the counter may also be subject to liquidity risk.
Equity Risk. Equity risk is the risk that securities held by the Fund will fluctuate in value due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, and the circumstances and performance of companies whose securities the Fund holds. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.
Growth Investing Risk. Stocks with growth characteristics can experience sharp price declines as a result of earnings disappointments, even small ones. Because the Fund generally follows a strategy of holding stocks with growth characteristics, any particular stock’s share price may be negatively affected by this risk.
Market Risk. The share price of the Fund reflects the value of the securities it holds. If a security’s price falls, the share price of the Fund will go down (unless another security’s price rises by an offsetting amount). If the Fund’s share price falls below the price you paid for your shares, you could lose money when you redeem your shares.

Performance
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s investment results have varied from year to year. The table shows the Fund’s average annual total returns for various periods compared to a broad measure of market performance. Neither the bar chart nor the table reflects charges deducted in connection with variable contracts. If these charges were reflected, returns would be less than those shown. The Fund’s past performance is not necessarily an indication of its future performance. Performance data presented below for all periods prior to March 1, 2021, represent the performance of the previous subadvisers for the applicable periods. Updated performance information current to the most recent month-end is available at no cost by visiting www.ultraseriesfund.com or by calling 1-800-670-3600.
Calendar Year Total Returns for Class I Shares

Best Calendar Quarter:	4Q 2020	15.38%
Worst Calendar Quarter:	1Q 2020	-23.39%
Average Annual Total Returns
For Periods Ended December 31, 2021

	1 Year	5 Years	10 Years
Class I Shares	-1.34%	6.44%	5.75%
Class II Shares	-1.58%	6.17%	5.49%
MSCI ACWI ex-USA Index (net) (reflects no deduction for sales charges, account fees, expenses or taxes)	7.82%	9.61%	7.28%
Portfolio Management
The investment adviser to the Fund is Madison Asset Management, LLC. Thomas Tibbles, CFA (Head of International Equity Team and Portfolio Manager/Analyst), Patrick Tan (Portfolio Manager/Analyst), and Alyssa Rudakas, CFA (Vice President, Portfolio Manager/Analyst) co-manage the Fund. Messrs. Tibbles and Tan and Ms. Rudakas have served in this capacity since February 2021.
Purchase and Sale of Fund Shares
Class I and II shares of the Fund are offered to separate accounts of CMFG Life Insurance Company (f/k/a CUNA Mutual Insurance Society) (“CMFG Life Accounts”), while Class I shares are also offered to certain of its pension plans (“CMFG Life Plans”). Investments in the Fund by CMFG Life Accounts are made through variable annuity or variable life insurance contracts (collectively, “variable contracts”). Purchase or redemption orders under the variable contracts and CMFG Life Plans will be invested or redeemed (without sales or redemption charges) in shares of the Fund at the net asset value next determined after the Fund receives the order. Please refer to the variable contract prospectus or plan documents for further information.
Tax Information
The Fund generally distributes most or all of its net investment income and net capital gains. Net capital gain distributions, if any, are typically made in December. Net investment income distributions are declared and paid annually. Distributions that a CMFG Life Account or CMFG Life Plan receives from the Fund should not be taxable, nor should gains realized upon the sale or redemption of Fund shares, until such distributions or gains are withdrawn from the variable contract or CMFG Life Plan. Please refer to the variable contract prospectus or plan documents for further information.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a financial adviser), the Fund and the Fund’s distributor or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the Fund over another investment. Ask your individual financial adviser or visit your financial intermediary’s website for more information.

ADDITIONAL RISKS

Unknown Market Risks
Investing in the Funds involves risk. In addition to the other risks described in this prospectus, you should understand what we refer to as “unknown market risks.” While investments in stocks and bonds have been keystones in wealth building and management for a hundred years, at times these investments have produced surprises for even the savviest investors. Those who enjoyed growth and income of their investments were rewarded for the risks they took by investing in the markets. When the rare calamity strikes, the word “security” itself seems a misnomer. Although we seek to appropriately address and manage the risks we have identified in this prospectus, you should understand that the very nature of the securities markets includes the possibility that there may be additional risks of which we are not aware and, therefore, have not identified in this prospectus. We certainly seek to identify all applicable risks and then appropriately address them, take appropriate action to reasonably manage them and, of course, make you aware of them so you can determine if they exceed your risk tolerance. Nevertheless, the often volatile nature of the securities markets and the global economy in which we work suggests that the risk of the unknown is something you must consider in connection with your investment in the Funds. Unforeseen events have the potential to upset the best laid plans, and could, under certain circumstances, produce a material loss of the value of some or all of the Funds.
Recent Market Events
U.S. and international markets have experienced volatility in recent months and years due to a number of economic, political and global macro factors, including rising inflation, the conflict between Russia and Ukraine and the impact of the coronavirus (COVID‑19) global pandemic, which resulted in a public health crisis, business interruptions, growth concerns in the U.S. and overseas, supply chain shortages and labor shortages. While U.S. and global economies are recovering from the effects of COVID‑19, the recovery is proceeding at slower than expected rates and may last for a prolonged period of time. The impact and spread of infectious diseases in developing or emerging market countries may cause relatively greater strain on those countries’ healthcare systems than those in developed countries. Continuing uncertainties regarding inflation, interest rates, political events, the Russia-Ukraine conflict, rising government debt in the U.S. and trade tensions have also contributed to market volatility. Global economies and financial markets are increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact issuers in a different country or region. In particular, a rise in protectionist trade policies, slowing global economic growth, risks associated with epidemic and pandemic diseases, risks associated with the departure of the United Kingdom from the European Union, the risk of trade disputes, and the possibility of changes to some international trade agreements, could affect the economies of many nations, including the United States, in ways that cannot necessarily be foreseen at the present time. Continuing market volatility as a result of recent market conditions or other events may have adverse effects on your account. Madison will monitor developments and seek to manage the Funds in a manner consistent with achieving each Fund’s investment objective, but there can be no assurance that they will be successful in doing so.
Cybersecurity Risk
The computer systems, networks and devices used by the Funds and their service providers to carry out routine business operations employ a variety of protections designed to prevent damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons and security breaches. Despite the various protections utilized by the Funds and their service providers, systems, networks, or devices potentially can be breached. The Funds and their respective shareholders could be negatively impacted as a result of a cybersecurity breach. Cybersecurity breaches can include, but are not limited to, gaining unauthorized access to digital systems, networks or devices (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information; infection from computer viruses, corrupting data or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. Cybersecurity breaches may cause disruptions and impact a fund’s business operations, potentially resulting in financial losses; interference with a fund’s ability to calculate its NAV; impediments to trading; the inability of a fund, its investment advisor or subadviser, as applicable, and other service providers to transact business; violations of applicable privacy and other laws; regulatory fines; penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs; as well as the inadvertent release of confidential information. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Funds’ service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Funds cannot control the cyber security plans and systems put in place by its service providers or any other third parties whose operations may affect the Funds or their shareholders. The Funds and their shareholders could be negatively impacted as a result.

Fixed-Income Risk
The market values of fixed income investments change in response to interest rate changes and other factors. During periods of rising interest rates, the values of outstanding fixed income securities generally decrease. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market value fluctuations as a result of changes in interest rates. During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or called) by the issuer prior to maturity, whereas during periods of rising interest rates, certain debt obligations with low interest rates may be extended beyond maturity. A rise in interest rates may also increase volatility and reduce liquidity in the fixed income markets, and result in a decline in the value of fixed income investments. In addition, reductions in dealer market-making capacity as a result of structural or regulatory changes could further decrease liquidity and/or increase volatility in the fixed income markets. In addition to these risks, fixed income securities may be subject to credit risk, which is the possibility that an issuer will be unable or unwilling to make timely payments of either principal or interest.
Management Risk
Each Fund is subject to management risk as an actively-managed investment portfolio and depends on the decisions of the co-portfolio managers to produce the desired results.

THE SHARES

As used herein, the term “Target Allocation Funds” refers to the Conservative Allocation Fund, the Moderate Allocation Fund and the Aggressive Allocation Fund.
Offer
The Ultra Series Fund (the “Trust”) offers two classes of shares: Class I and Class II. Both classes of shares are offered to separate accounts (“CMFG Life Accounts”) of CMFG Life Insurance Company (“CMFG Life”), and Class I shares are also offered to certain CMFG Life’s pension plans (“CMFG Life Plans”). The Trust may, in the future, offer these and/or other share classes to separate accounts of insurance companies and to qualified pension and retirement plans that are not affiliated with CMFG Life. The Trust does not offer shares directly to the general public. The Trust offers additional Funds through a separate prospectus.
The Trust has entered into a participation agreement with CMFG Life, the sponsor of each CMFG Life Account, and with each CMFG Life Plan, setting forth the terms and conditions pursuant to which said accounts and plans may purchase and redeem shares of the Funds.
Investments in the Trust by CMFG Life Accounts are made through either variable annuity or variable life insurance contracts (collectively, "variable contracts"). Purchase payments under the variable contracts and the CMFG Life Plans are placed into one or more subaccounts, and the assets of each subaccount are invested (without sales or redemption charges) in shares of the Fund corresponding to that subaccount.
When used in connection with variable contracts, this prospectus must be accompanied by prospectuses for those contracts. When distributed to qualified pension and retirement plans or to participants of such plans, this prospectus may be accompanied by disclosure materials relating to such plans which should be read in conjunction with this prospectus.
Pricing of Fund Shares
Each Fund’s shares will be purchased and redeemed at the share’s net asset value (“NAV”) without sales or redemption charges. The NAV per share for a Fund and class is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4:00 p.m., Eastern Time) by dividing the net assets of each Fund and class by the number of shares outstanding of that Fund and class. Transaction requests received by CMFG Life Accounts and CMFG Life Plans after the close of regular trading on the New York Stock Exchange (usually 4:00 p.m., Eastern Time) will be processed using the next day’s NAV. The NAV per share for each Fund and class is not determined on days the New York Stock Exchange is closed for trading. The New York Stock Exchange is closed on New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
Each Fund’s NAV is equal to the market value of its investments and other assets, less any liabilities, divided by the number of Fund shares. Because the assets of each Target Allocation Fund consist primarily of shares of the underlying funds, the NAV of each Target Allocation Fund is determined based on the NAVs of the underlying funds.
Because each Target Allocation Fund will only invest in underlying funds, government securities and short-term paper, it is not anticipated that the Funds’ investment adviser, Madison Asset Management, LLC (“Madison”), will need to “fair” value any of the investments of these Funds. However, an underlying fund may need to “fair” value one or more of its investments, which may, in turn, require a Target Allocation Fund to do the same because of delays in obtaining the underlying fund’s NAV. The following fair valuation policy is followed by Madison with respect to the Funds that it advises. It is anticipated that unaffiliated underlying funds will have a fair valuation policy that is similar and such policy will be described in the prospectus of the underlying fund, including an explanation of the circumstances under which fair value pricing will be used and the effects of using fair value pricing.
If quotations are not readily available for a security or other portfolio investment, or if it is believed that a quotation or other market price for a security or other portfolio investment does not represent its fair value, Madison may value the security or investment using procedures approved by the Board of Trustees of the Trust that are designed to establish its “fair” value. The fair valuation procedures may be used to value any investment of any Fund in the appropriate circumstances. Securities and other investments valued at their “fair” value entail significantly greater valuation risk than do securities and other investments valued at an established market value.
Madison relies on its fair value procedures most often in connection with foreign securities whose principal trading market(s) is outside the U.S. and/or are denominated in a foreign currency. From time to time, events occur that affect the issuers of such foreign securities or the securities themselves, or information about the issuer or securities becomes available, after the close of trading in the securities but before the close of regular trading on the New York Stock Exchange (usually 3:00 p.m., Central Time). In these situations, the fair value of the foreign security may be something other than the last available quotation or other market price. With regard to such foreign securities, the fair valuation procedures include consultation with an independent “fair value” pricing service. Nonetheless, Madison separately evaluates each such foreign security and may, in conformity with the fair valuation procedures, establish a different fair value than that reached by the independent pricing service or other financial institutions or investment managers.

Determining the fair value of securities involves consideration of objective factors as well as the application of subjective judgments about their issuers and the markets in which they are traded. A number of methodologies are available for determining the value of securities for which there is no clear market value or for which after-market events make prior market values unreliable. The value established by Madison under the fair valuation procedures for any security or other investment (or underlying fund) may vary from the last quoted sale price or market close price, or from the value given to the same security or investment by: (1) an independent pricing service; (2) other financial institutions or investment managers; or (3) Madison, had it used a different methodology to value the security. The Trust cannot assure that a security or other portfolio investment can be sold at the fair value assigned to it at any time.
To the extent the Funds hold portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Funds do not price their shares, the NAV of such Funds’ shares may change on days when shareholders will not be able to purchase or redeem the Funds’ shares.
Purchase and Redemption
For each day on which a Fund’s NAV is calculated, the CMFG Life Accounts transmit to the Funds orders to purchase or redeem shares of the Fund based on the purchase, redemption (surrender), and transfer requests from variable contract owners, annuitants and beneficiaries that have been processed on that day. Similarly, CMFG Life Plans transmit to the Funds any orders to purchase or redeem shares of the Funds based on the instructions of CMFG Life Plan trustees or participants. CMFG Life Accounts and CMFG Life Plans purchase and redeem shares of each Fund at the Fund’s NAV per share calculated as of the day the order is received by such Accounts and Plans, although such purchases and redemptions may be executed the next morning. Shares are purchased and redeemed at NAV, without the deduction of sales or redemption charges. Payment for shares redeemed will typically be made one business day following receipt and acceptance of a redemption order. However, payment may take longer than one business day and may take up to seven days as generally permitted by the 1940 Act. In addition, the right of redemption may be suspended as permitted by applicable laws and regulations. For a more detailed description of the procedures for allocating value in a subaccount to a Fund, owners of individual variable contracts should refer to the separate prospectus for their contracts, while CMFG Life Plan participants should refer to their plan documents.
Notwithstanding the foregoing, the Trust reserves the right to refuse to sell shares to the CMFG Life Accounts and CMFG Life Plans if such sales are not in the Trust’s or a Fund’s best interests. For example, the Trust may reject purchase orders from CMFG Life Accounts or CMFG Life Plans when such orders appear to be part of a pattern of large purchases and redemptions that, in the opinion of the Trust, may reflect the efforts of variable contract owners or the plans to time the market or arbitrage the changing value of a Fund’s assets between daily pricing.
Conflicts
A potential for certain conflicts exists between the interests of variable annuity contract owners and variable life insurance contract owners. A potential for certain conflicts would also exist between the interests of any of such contract owners and CMFG Life Plan participants that invest in the Funds. To the extent that such classes of investors are invested in the same Fund when a conflict of interest arises that might involve the Fund, one or more such classes of investors could be disadvantaged. The Trust currently does not foresee any such disadvantage to owners of variable contracts or to CMFG Life Plan participants. Nonetheless, the Board monitors the Funds for the existence of any irreconcilable material conflicts of interest. If such a conflict affecting owners of variable contracts is determined to exist, CMFG Life will, to the extent reasonably practicable, take such action as is necessary to remedy or eliminate the conflict. If such a conflict were to occur, one or more of the CMFG Life Accounts and/or CMFG Life Plans might be required to withdraw its investment in one or more Funds or substitute shares of one Fund for another. This might force a Fund to sell its portfolio securities at a disadvantageous price.
Distribution and Service Plan
The Trust has adopted a distribution and service plan for Class II shares pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"). Under the plan, the Trust pays its principal distributor, MFD Distributor, LLC (“MFD”), a distribution and service fee equal to 0.25% of the average daily net assets attributable to the Class II shares of each Fund. In return for the fee, MFD provides, and compensates dealers that provide, distribution and shareholder servicing services to the Funds and their shareholders. This fee increases the cost of investing in the Class II shares of the Funds and, over time, will cause the Class II shares to cost more than an investment in Class I shares.
Frequent Trading
The Trust has a policy of making reasonable efforts to deter frequent purchases and redemptions of large amounts of shares of any Fund that may disrupt orderly management of the Fund’s investment portfolio (“disruptive trading”). As investment vehicles for variable contracts and qualified pension and retirement plans which are designed as long-term investments, the Funds are not appropriate for frequent trading or other trading strategies that entail rapid or frequent investment and disinvestment with regard to any Fund or market sector.
Such practices often disrupt the orderly management of a Fund’s investment portfolio by, among other things:
•requiring more than optimal amounts of assets to be invested in money market instruments or other very liquid holdings;
•necessitating premature liquidation of certain investments at unfavorable prices; or
•increasing brokerage commissions and other portfolio transaction expenses.

Likewise, exploiting potential uncertainty about the value of certain portfolio investments when a Fund calculates its NAV often dilutes that value of investments held by long-term investors. In addition, such practices may give rise to irreconcilable conflicts of interest between owners of different types of variable contracts and plan participants, or otherwise cause the Trust to breach participation agreements.
The Trust’s Board has adopted policies and procedures reasonably designed to detect and deter disruptive trading. The Trust's policies include: (1) a policy of not knowingly accommodating variable contract owner and/or plan participant transactions that result in disruptive trading, (2) a policy of applying any future restrictions on the volume or number of purchases of Fund shares uniformly to all accounts and plans without exception, and (3) a policy permitting procedures to vary among Funds included within the Trust provided that procedures related to restrictions on the volume or number of purchases of shares for a particular Fund apply uniformly to all accounts and plans investing in the Funds. At the current time, the procedures do not include specific restrictions on the volume or number of purchases of Fund shares.
In addition to the above, to combat dilution of the value of long-term shareholders’ interests in the Funds, the Board has adopted policies and procedures for the Funds to employ fair valuation procedures on the securities held in their portfolios.
Except as set forth below, currently, the only shareholders of the Trust are the CMFG Life Accounts and the CMFG Life Plans. CMFG Life and/or its affiliates each own shares of the Trust as well. Although each CMFG Life Account and Plan typically makes either one purchase or redemption of shares of each Fund each day, the Trust does not consider such transactions disruptive to the Funds unless they are large in relation to a Fund’s size and not the random result of net variable contract owner transactions in a CMFG Life Account or participant transactions in a CMFG Life Plan. However, the Trust considers large purchases or redemptions of shares resulting from contract owners or plan participants engaging in: (1) “frequent trading,” (2) attempted arbitrage based on the potential for uncertainty in the value of certain portfolio investments at the time the Funds compute their NAV, or (3) other trading strategies that entail rapid or frequent transfers of contract value from one subaccount to another, to be disruptive trading and will take appropriate action to deter such trading, including adoption of specific procedures appropriate to the circumstances. Because any disruptive trading would occur in the CMFG Life Accounts or Plans, the Trust has adopted, as its own, the disruptive trading policy of CMFG Life for the CMFG Life Accounts and Plans. The policy provides for CMFG Life to monitor individual contract value transfer patterns and individual participant transaction patterns, to identify those that exceed certain frequency and/or amount thresholds that, in the past, have been indicators of potential disruptive trading. The monitoring process generates reports regarding such transactions that CMFG Life examines to determine if disruptive trading has taken place.
CMFG Life applies the policies and procedures for each CMFG Life Account uniformly to all variable contracts issued through that account. Likewise, CMFG Life applies its policies and procedures for each CMFG Life Plan uniformly to all participants in that plan.
In addition to adopting procedures, the Trust may take other actions to stop disruptive trading such as ceasing sales of additional shares of the Funds to a CMFG Life Account through which offending variable contract owners may be operating or to a CMFG Life Plan through which offending participants may be operating. In such an event, all other owners of contracts issued through that account or participants in that plan would be disadvantaged. Because actions taken to deter disruptive trading may be particular to the CMFG Life Account or Plan in question, the Trust may not take such action on a uniform basis for all CMFG Life Accounts or Plans.
Although the Trust will endeavor to ensure that each CMFG Life Account and Plan can and does identify and deter disruptive trading by its variable contract owners and participants, it cannot be certain that any particular control will operate to deter all activity that can result in disruptive trading or guarantee their success at deterrence. Therefore, an investment in the Funds is subject to the risks of disruptive trading.
Disclosure of Portfolio Holdings
A complete description of the Funds’ policies and procedures with respect to the disclosure of portfolio holdings is available in the SAI. Please see the back cover of this prospectus for information about the SAI and the Fund's website.
Dividends
Dividends of each Fund are distributed to the Fund’s corresponding separate account for variable contracts and qualified retirement plans and automatically reinvested in additional Fund shares.
Dividends of net investment income from each Fund are declared and reinvested annually in full and fractional shares. Dividends of net capital gains from each Fund are declared and reinvested at least annually in full and fractional shares. In no event will net capital gain dividends be declared and paid more frequently than allowed under SEC rules.
The Funds’ distributions may be subject to federal income tax except as described below. An exchange of Fund shares may also be treated as a sale of Fund shares and any gain on the transaction may be subject to federal income tax except as described below.

Taxes
For federal income tax purposes, each Fund is treated as a separate entity from the other Funds included within the Trust. Each Fund intends to qualify each year as a “regulated investment company” under the Internal Revenue Code of 1986, as amended. By so qualifying, a Fund is not subject to federal income tax to the extent that its net investment income and net realized capital gains are distributed to the CMFG Life Accounts or Plans. Further, the Funds intend to meet certain diversification requirements applicable to mutual funds underlying variable life insurance and variable annuity contracts.
The shareholders of the Funds are qualified pension and profit sharing plans and the separate accounts of CMFG Life. Under current law, plan participants and owners of variable life insurance and annuity contracts which have invested in the Funds are not subject to federal income tax on Fund earnings and distributions or on gains realized upon the sale or redemption of Fund shares until they are withdrawn from the plan or contracts. For information concerning the federal tax consequences to the purchasers of the variable annuity or variable life insurance contracts, see the separate prospectuses for such contracts.
For more information about the tax status of the Funds, see “Taxes” in the SAI.
INVESTMENT ADVISER

The Funds’ investment adviser is Madison Asset Management, LLC (“Madison”), a subsidiary of Madison Investment Holdings, Inc. (“MIH”), both located at 550 Science Drive, Madison, Wisconsin 53711. As of December 31, 2021, MIH, which was founded in 1974, and its affiliate organizations, including Madison, managed approximately $24.8 billion in assets, including open-end mutual funds, a closed-end fund, separately managed accounts and wrap accounts. Madison is responsible for the day-to-day administration of the Funds’ activities. Investment decisions regarding each of the Funds can be influenced in various manners by a number of individuals. Generally, all management decisions are the ultimate responsibility of Madison’s Investment Strategy Oversight Committee. This committee is comprised of senior officers and portfolio managers of Madison.
Investment Advisory Agreement
For its investment advisory services to the Funds, pursuant to the terms of an Investment Advisory Agreement between Madison and the Trust, Madison is entitled to receive a management fee, which is computed daily and paid monthly. This fee is structured as a "unitary fee arrangement" and, as such, requires the Madison to provide or arrange to provide overall management of the Funds, including but not limited to, investment management services, custody, transfer agency, dividend disbursing, legal, accounting and administrative services.
The unitary fee arrangement with these Funds does not cover, and therefore these Funds pay directly for, the following fees and expenses: (i) fees and expenses of the independent trustees; (ii) fees and expenses of independent counsel to the independent trustees; (iii) fees and expenses of the Trust’s independent registered public accountant; (iv) brokerage commissions and other expenses incurred in the acquisition or disposition of any securities or other investments; (v) costs of borrowing money, overdrafts (if any) and any potential taxes owed; and (vi) extraordinary expenses (including litigation and/or and consulting expenses) as approved by a majority of the independent Trustees.
Management fees are currently set at the following annual rates:

Fund	Management Fee	Fund	Management Fee
Conservative Allocation Fund	0.30%	Diversified Income Fund	0.70%
Moderate Allocation Fund	0.30%	Large Cap Value Fund	0.60%
Aggressive Allocation Fund	0.30%	Large Cap Growth Fund	0.80%
Core Bond Fund	0.55%	Mid Cap Fund	0.90%
High Income Fund	0.75%	International Stock Fund	1.15%
A discussion regarding the basis for the approval of the Funds’ investment advisory contract by the Board of Trustees is contained in the Funds’ annual report to shareholders for the period ended December 31, 2021.

PORTFOLIO MANAGEMENT

Madison Asset Management, LLC
Madison manages the assets of the Funds set forth below. On a day-to-day basis, the Funds are generally managed by members of the applicable asset allocation, fixed income or equity management teams at the firm. The following individuals are primarily responsible for the day-to-day management of these Funds:
Target Allocation Funds. The Target Allocation Funds are co-managed by David Hottmann, CFA and CPA, and Patrick Ryan, CFA. Mr. Hottmann, Vice President and Portfolio Manager of Madison, has co-managed the Funds since September 2009, which is when he joined Madison as a senior member of the firm’s asset allocation management team. Prior to joining the firm, Mr. Hottmann had been the Chief Investment Officer at ACS Johnson Investment Advisors, his employer since 1999. Mr. Ryan, Head of Multi-Asset Solutions and Portfolio Manager of Madison, has co-managed the Funds since January 2008. Prior to joining Madison in July 2009, Mr. Ryan was a Senior Analyst at MEMBERS Capital Advisors, Inc. (“MCA”), the former investment adviser to the Funds. While at MCA, Mr. Ryan had been responsible for conducting manager research and due diligence for MCA’s managed accounts products since 2004.
Core Bond Fund. The Core Bond Fund is co-managed by Mike Sanders, CFA and Allen Olson, CFA. Mr. Sanders, Head of Fixed Income and Portfolio Manager of Madison, has co-managed the Fund since September 2016. Mr. Sanders has been a member of the Madison fixed income team since 2013, and has worked in the financial services industry since 2004. Prior to joining Madison in 2013, he was a fixed income portfolio manager and analyst for Ziegler Lotsoff Capital Management focusing mainly on high yield bonds and preferred stocks. Mr. Olson, Vice President and Portfolio Manager /Analyst of Madison, has co-managed the Fund since March 2021. Mr. Olson has been a member of Madison's fixed income team since joining the firm in 2002, and has worked in the financial services industry since 1998. Prior to joining Madison, Mr. Olson worked as a fixed income credit analyst and portfolio manager for Clarica Insurance.
High Income Fund. The High Income Fund is co-managed by Mike Sanders, CFA, Allen Olson, CFA, and Chris Schroeder. Messrs. Sanders and Olson, whose biographical information is provided above, have co-managed the Fund since January 2016. Mr. Schroeder, Vice President and Portfolio Manager/Analyst, has co-managed the Fund since May 2019. Mr. Schroeder has been a member of the Madison fixed income team since joining Madison in 2015 and has worked in the financial services industry since 1997.
Diversified Income Fund. The Diversified Income Fund is co-managed by John Brown, CFA, Drew Justman, CFA, Chris Nisbet, CFA, Allen Olson, CFA, and Mike Sanders, CFA. Mr. Brown, Vice President and Portfolio Manager/Analyst of Madison, has co-managed the equity portion of the Fund since 1998. Prior to joining Madison in July 2009, Mr. Brown had been a Managing Director and Portfolio Manager-Equities of MCA since 1998. Mr. Justman, Vice President and Portfolio Manager/Analyst of Madison, has co-managed the equity portion of the Fund since May 2015. Mr. Justman, who joined Madison in July 2005 as a research analyst, specializes in the materials and industrials sectors. Prior to joining Madison, Mr. Justman was with Merrill Lynch. Mr. Nisbet, Vice President and Portfolio Manager of Madison, has co-managed the fixed income portion of the Fund since June 2013. Mr. Nisbet has been a member of Madison's fixed income team since joining the firm in 1992 and has worked in the financial services industry since 1990. Messrs. Olson and Sanders, whose biographical information is provided above, have co-managed the fixed income portion of the Fund since March 2021 and April 2022, respectively.
Large Cap Value Fund. The Large Cap Value Fund is co-managed by John Brown, and Drew Justman, CFA. Messrs. Brown and Justman, whose biographical information is provided above, have co-managed the Fund since July 2009 and May 2014, respectively.
Large Cap Growth Fund. The Large Cap Growth Fund is co-managed by Rich Eisinger, Haruki Toyama and Joe Maginot.
Mr. Eisinger, Co-Head of Investments and Portfolio Manager/Analyst of Madison, has co-managed the Fund since June 2019. Mr. Eisinger focus is on the firm's equity teams and he has served as portfolio manager on the U.S. Equity Team since 1998 with primary responsibility for management of the firm’s mid-cap equity portfolios since he joined the firm in 1998. Mr. Toyama, Director of Research and Portfolio Manager/Analyst of Madison, has co-managed the Fund since April 2022. Prior to re-joining Madison in 2014, he was co-founder and President of Marcus Asset Management in Milwaukee where he was portfolio manager of a long/short hedge fund. He was previously a member of Madison’s equity team from 2002-2004, and prior to that he served in portfolio management and analyst roles at MFS Investment Management and David L. Babson & Company. Mr. Maginot, Vice President and Portfolio Manager/Analyst of Madison, has co-managed the Fund since April 2022. Mr. Maginot has worked in the financial services industry since 2012 and joined Madison in 2019 as an equity analyst. Prior to joining Madison, he was an investment analyst at Zuckerman Investment Group.

Mid Cap Fund. The Mid Cap Fund is co-managed by Richard Eisinger, Haruki Toyama and Andy Romanowich, CFA. Messrs. Eisinger and Toyama, whose biographical information is provided above, have co-managed the Fund since May 2010 and May 2015, respectively. Mr. Romanowich, Vice President and Portfolio Manager/Analyst, has co-managed the Fund since May 2019. Mr. Romanowich has been a member of the Madison equity team since joining the firm in 2009. Prior to joining Madison, he was an equity analyst at MEMBERS Capital Advisors and has worked in the financial services industry since 2004.
International Stock Fund. The International Stock Fund is co-managed by Thomas Tibbles, CFA, Patrick Tan, and Alyssa Rudakas, CFA. Messrs. Tibbles and Tan and Ms. Rudakas have co-managed the Fund since February 2021. Prior to joining Madison in 2014, Mr. Tibbles, Head of International Equity Team and Portfolio Manager/Analyst of Madison, led the Global Equity Team at Hansberger Global Investors in Toronto, Ontario. Mr. Tibbles was an initial founder of the International Equity Team in 1996 at Indago Capital Management, an affiliate of Canada Life. Mr. Tan, Portfolio Manager/Analyst of Madison, is responsible for multi-sector coverage for the international equity portfolios. Prior to joining Madison in 2014, Mr. Tan was a senior member of the Global Equity Team at Hansberger Global Investors in Toronto. Mr. Tan was an initial founder of the International Equity Team at Indago Capital Management, an affiliate of Canada Life. Ms. Rudakas, Vice President and Portfolio Manager/Analyst of Madison, is responsible for multi-sector coverage for the international equity portfolios. Prior to joining Madison in 2014, Ms. Rudakas was a research associate on the International Equity Team at Hansberger Global Investors in Toronto beginning in 2011. Ms. Rudakas began her career at Dundee Securities Corporation where she worked as a licensed sales assistant.
Information regarding the portfolio managers’ compensation, their ownership of securities in the Funds and the other accounts they manage can be found in the SAI.
FINANCIAL HIGHLIGHTS

The financial highlights tables that follow are intended to help you understand the Funds’ financial performance for the past five years. Certain information reflects financial results for a single Fund share outstanding for the period presented. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions.
The financial highlights for each of the periods presented below have been derived from the Funds’ financial statements and financial highlights, which have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Funds’ financial statements and financial highlights, is incorporated by reference in the SAI and included in the Funds’ annual report, each of which is available upon request.

FINANCIAL HIGHLIGHTS FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING

CONSERVATIVE ALLOCATION FUND
	Year Ended December 31,
CLASS I	2021	2020	2019	2018	2017
Net Asset Value at beginning of period	$10.33	$10.13	$9.21	$10.22	$9.74
Income from Investment Operations:
Net investment income	0.23	0.12	0.20[1]	0.25	0.21
Net realized and unrealized gain (loss) on investments	0.15	0.83	1.00	(0.51)	0.77
Total from investment operations	0.38	0.95	1.20	(0.26)	0.98
Less Distributions From:
Net investment income	(0.21)	(0.22)	(0.19)	(0.25)	(0.22)
Capital gains	(0.10)	(0.41)	(0.09)	(0.50)	(0.28)
Return of Capital	—	(0.12)	—	—	—
Total distributions	(0.31)	(0.75)	(0.28)	(0.75)	(0.50)
Net increase (decrease) in net asset value	0.07	0.20	0.92	(1.01)	0.48
Net Asset Value at end of period	$10.40	$10.33	$10.13	$9.21	$10.22
Total Return (%)[2]	3.59	9.46	12.97	(2.49)	10.17
Ratios/Supplemental Data:
Net Assets at end of period (in 000's)	$134,456	$146,016	$109,012	$96,763	$120,703
Ratio of expenses to average net assets:
Before waivers of expenses by Adviser (%)	0.32	0.32	0.32	0.32	0.32
After waiver of expenses by Adviser (%)	0.22	0.22	0.22	0.22	0.22
Ratio of net investment income to average net assets (%)	2.04	1.56	2.15	2.13	2.06
Portfolio turnover (%)[3]	50	73	57	54	49

CLASS II	2021	2020	2019	2018	2017
Net Asset Value at beginning of period	$10.36	$10.14	$9.22	$10.22	$9.73
Income from Investment Operations:
Net investment income	0.19	0.13	0.17[1]	0.19	0.18
Net realized and unrealized gain (loss) on investments	0.15	0.80	1.00	(0.47)	0.78
Total from investment operations	0.34	0.93	1.17	(0.28)	0.96
Less Distributions From:
Net investment income	(0.18)	(0.18)	(0.16)	(0.22)	(0.19)
Capital gains	(0.10)	(0.41)	(0.09)	(0.50)	(0.28)
Return of Capital	—	(0.12)	—	—	—
Total distributions	(0.28)	(0.71)	(0.25)	(0.72)	(0.47)
Net increase (decrease) in net asset value	0.06	0.22	0.92	(1.00)	0.49
Net Asset Value at end of period	$10.42	$10.36	$10.14	$9.22	$10.22
Total Return (%)[2]	3.33	9.18	12.69	(2.73)	9.90
Ratios/Supplemental Data:
Net Assets at end of period (in 000's)	$17,373	$19,406	$21,984	$22,527	$29,772
Ratios of expenses to average net assets:
Before waivers of expenses by Adviser (%)	0.57	0.57	0.57	0.57	0.57
After waiver of expenses by Adviser (%)	0.47	0.47	0.47	0.47	0.47
Ratio of net investment income to average net assets (%)	1.79	1.30	1.86	1.88	1.78
Portfolio turnover (%)[3]	50	73	57	54	49

1	Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.
2	These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.
3	Portfolio turnover is calculated at the Fund level and represents the entire fiscal year.

FINANCIAL HIGHLIGHTS FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING

MODERATE ALLOCATION FUND
	Year Ended December 31,
CLASS I	2021	2020	2019	2018	2017
Net Asset Value at beginning of period	$10.09	$10.31	$9.20	$10.85	$10.18
Income from Investment Operations:
Net investment income	0.28	0.15	0.22[1]	0.21	0.22
Net realized and unrealized gain (loss) on investments	0.46	0.89	1.30	(0.69)	1.29
Total from investment operations	0.74	1.04	1.52	(0.48)	1.51
Less Distributions From:
Net investment income	(0.26)	(0.17)	(0.23)	(0.12)	(0.23)
Capital gains	(0.28)	(0.78)	(0.18)	(1.05)	(0.61)
Return of Capital	—	(0.31)	—	—	—
Total distributions	(0.54)	(1.26)	(0.41)	(1.17)	(0.84)
Net increase (decrease) in net asset value	0.20	(0.22)	1.11	(1.65)	0.67
Net Asset Value at end of period	$10.29	$10.09	$10.31	$9.20	$10.85
Total Return (%)[2]	7.40	10.06	16.56	(4.36)	14.80
Ratios/Supplemental Data:
Net Assets at end of period (in 000's)	$146,647	$161,944	$171,065	$175,785	$217,301
Ratio of expenses to average net assets:
Before waivers of expenses by Adviser (%)	0.32	0.32	0.32	0.32	0.32
After waiver of expenses by Adviser (%)	0.22	0.22	0.22	0.22	0.22
Ratio of net investment income to average net assets (%)	2.37	1.32	1.87	1.85	1.80
Portfolio turnover (%)[3]	59	79	62	67	39

CLASS II	2021	2020	2019	2018	2017
Net Asset Value at beginning of period	$10.10	$10.31	$9.19	$10.83	$10.16
Income from Investment Operations:
Net investment income	0.21	0.11	0.15[1]	0.15	0.16
Net realized and unrealized gain (loss) on investments	0.51	0.90	1.34	(0.65)	1.31
Total from investment operations	0.72	1.01	1.49	(0.50)	1.47
Less Distributions From:
Net investment income	(0.23)	(0.13)	(0.19)	(0.09)	(0.19)
Capital gains	(0.28)	(0.78)	(0.18)	(1.05)	(0.61)
Return of Capital	—	(0.31)	—	—	—
Total distributions	(0.51)	(1.22)	(0.37)	(1.14)	(0.80)
Net increase (decrease) in net asset value	0.21	(0.21)	1.12	(1.64)	0.67
Net Asset Value at end of period	$10.31	$10.10	$10.31	$9.19	$10.83
Total Return (%)[2]	7.13	9.78	16.27	(4.60)	14.52
Ratios/Supplemental Data:
Net Assets at end of period (in 000's)	$16,166	$18,046	$18,790	$20,302	$26,764
Ratios of expenses to average net assets:
Before waivers of expenses by Adviser (%)	0.57	0.57	0.57	0.57	0.57
After waiver of expenses by Adviser (%)	0.47	0.47	0.47	0.47	0.47
Ratio of net investment income to average net assets (%)	2.17	1.07	1.62	1.58	1.54
Portfolio turnover (%)[3]	59	79	62	67	39

1	Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.
2	These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.
3	Portfolio Turnover is calculated at the Fund level and represents the entire fiscal year.

FINANCIAL HIGHLIGHTS FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING

AGGRESSIVE ALLOCATION FUND
	Year Ended December 31,
CLASS I	2021	2020	2019	2018	2017
Net Asset Value at beginning of period	$8.76	$9.09	$7.97	$10.12	$9.30
Income from Investment Operations:
Net investment income	0.28	0.12	0.16[1]	0.18	0.17
Net realized and unrealized gain (loss) on investments	0.61	0.79	1.40	(0.80)	1.54
Total from investment operations	0.89	0.91	1.56	(0.62)	1.71
Less Distributions From:
Net investment income	(0.26)	(0.13)	(0.15)	(0.19)	(0.18)
Capital gains	(0.31)	(0.72)	(0.29)	(1.34)	(0.71)
Return of Capital	—	(0.39)	—	—	—
Total distributions	(0.57)	(1.24)	(0.44)	(1.53)	(0.89)
Net increase (decrease) in net asset value	0.32	(0.33)	1.12	(2.15)	0.82
Net Asset Value at end of period	$9.08	$8.76	$9.09	$7.97	$10.12
Total Return (%)[2]	10.18	10.08	19.69	(6.16)	18.52
Ratios/Supplemental Data:
Net Assets at end of period (in 000's)	$52,574	$54,472	$61,127	$61,777	$84,217
Ratio of expenses to average net assets:
Before waivers of expenses by Adviser (%)	0.32	0.32	0.32	0.32	0.32
After waiver of expenses by Adviser (%)	0.22	0.22	0.22	0.22	0.22
Ratio of net investment income to average net assets (%)	2.74	1.14	1.71	1.55	1.57
Portfolio turnover (%)[3]	71	93	78	69	36

CLASS II	2021	2020	2019	2018	2017
Net Asset Value at beginning of period	$8.74	$9.06	$7.94	$10.09	$9.27
Income from Investment Operations:
Net investment income	0.22	0.08	0.13[1]	0.13	0.15
Net realized and unrealized gain (loss) on investments	0.64	0.80	1.41	(0.78)	1.53
Total from investment operations	0.86	0.88	1.54	(0.65)	1.68
Less Distributions From:
Net investment income	(0.23)	(0.09)	(0.13)	(0.16)	(0.15)
Capital gains	(0.31)	(0.72)	(0.29)	(1.34)	(0.71)
Return of Capital	—	(0.39)	—	—	—
Total distributions	(0.54)	(1.20)	(0.42)	(1.50)	(0.86)
Net increase (decrease) in net asset value	0.32	(0.32)	1.12	(2.15)	0.82
Net Asset Value at end of period	$9.06	$8.74	$9.06	$7.94	$10.09
Total Return (%)[2]	9.90	9.81	19.39	(6.39)	18.22
Ratios/Supplemental Data:
Net Assets at end of period (in 000's)	$799	$1,095	$1,272	$1,527	$2,267
Ratios of expenses to average net assets:
Before waivers of expenses by Adviser (%)	0.57	0.57	0.57	0.57	0.57
After waiver of expenses by Adviser (%)	0.47	0.47	0.47	0.47	0.47
Ratio of net investment income to average net assets (%)	2.42	0.90	1.41	1.01	1.53
Portfolio turnover (%)[3]	71	93	78	69	36

1	Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.
2	These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.
3	Portfolio Turnover is calculated at the Fund level and represents the entire fiscal year.

FINANCIAL HIGHLIGHTS FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING

CORE BOND FUND
	Year Ended December 31,
CLASS I	2021	2020	2019	2018	2017
Net Asset Value at beginning of period	$10.30	$9.89	$9.39	$9.76	$9.75
Income from Investment Operations:
Net investment income	0.20	0.26	0.31[1]	0.32	0.29
Net realized and unrealized gain (loss) on investments	(0.37)	0.62	0.48	(0.38)	0.02
Total from investment operations	(0.17)	0.88	0.79	(0.06)	0.31
Less Distributions From:
Net investment income	(0.23)	(0.28)	(0.28)	(0.31)	(0.30)
Capital gains	(0.16)	(0.19)	(0.01)	—	—
Total distributions	(0.39)	(0.47)	(0.29)	(0.31)	(0.30)
Net increase (decrease) in net asset value	(0.56)	0.41	0.50	(0.37)	0.01
Net Asset Value at end of period	$9.74	$10.30	$9.89	$9.39	$9.76
Total Return (%)[2]	(1.58)	8.97	8.36	(0.62)	3.11
Ratios/Supplemental Data:
Net Assets at end of period (in 000's)	$85,758	$92,471	$95,679	$104,781	$129,429
Ratio of expenses to average net assets (%)	0.57	0.57	0.57	0.57	0.57
Ratio of net investment income to average net assets (%)	1.97	2.23	2.67	2.70	2.54
Portfolio turnover (%)[3]	34	44	26	24	16

CLASS II	2021	2020	2019	2018	2017
Net Asset Value at beginning of period	$10.25	$9.84	$9.36	$9.73	$9.73
Income from Investment Operations:
Net investment income	0.07	0.11	0.17[1]	0.19	0.22
Net realized and unrealized gain (loss) on investments	(0.25)	0.74	0.58	(0.27)	0.06
Total from investment operations	(0.18)	0.85	0.75	(0.08)	0.28
Less Distributions From:
Net investment income	(0.22)	(0.25)	(0.26)	(0.29)	(0.28)
Capital gains	(0.16)	(0.19)	(0.01)	—	—
Total distributions	(0.38)	(0.44)	(0.27)	(0.29)	(0.28)
Net increase (decrease) in net asset value	(0.56)	0.41	0.48	(0.37)	—
Net Asset Value at end of period	$9.69	$10.25	$9.84	$9.36	$9.73
Total Return (%)[2]	(1.83)	8.70	8.09	(0.87)	2.85
Ratios/Supplemental Data:
Net Assets at end of period (in 000's)	$19,379	$23,721	$26,855	$29,713	$35,252
Ratios of expenses to average net assets (%)	0.82	0.82	0.82	0.82	0.82
Ratio of net investment income to average net assets (%)	1.72	1.98	2.43	2.45	2.29
Portfolio turnover (%)[3]	34	44	26	24	16

1	Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.
2	These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.
3	Portfolio Turnover is calculated at the Fund level and represents the entire fiscal year.

FINANCIAL HIGHLIGHTS FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING

HIGH INCOME FUND
	Year Ended December 31,
CLASS I	2021	2020	2019	2018	2017
Net Asset Value at beginning of period	$8.24	$8.17	$7.91	$8.66	$8.56
Income from Investment Operations:
Net investment income	0.38	0.46	0.49[1]	0.49	0.47
Net realized and unrealized gain (loss) on investments	(0.04)	0.03	0.19	(0.77)	0.08
Total from investment operations	0.34	0.49	0.68	(0.28)	0.55
Less Distributions From:
Net investment income	(0.36)	(0.42)	(0.42)	(0.47)	(0.45)
Net increase (decrease) in net asset value	(0.02)	0.07	0.26	(0.75)	0.10
Net Asset Value at end of period	$8.22	$8.24	$8.17	$7.91	$8.66
Total Return (%)[2]	4.24	5.98	8.64	(3.20)	6.32
Ratios/Supplemental Data:
Net Assets at end of period (in 000's)	$13,032	$13,989	$15,658	$17,466	$20,601
Ratio of expenses to average net assets (%)	0.77	0.77	0.77	0.77	0.77
Ratio of net investment income to average net assets (%)	4.14	4.77	4.96	5.12	4.72
Portfolio turnover (%)[3]	50	55	17	22	39

CLASS II	2021	2020	2019	2018	2017
Net Asset Value at beginning of period	$8.25	$8.18	$7.92	$8.67	$8.57
Income from Investment Operations:
Net investment income	0.25	0.26	0.31[1]	0.37	0.43
Net realized and unrealized gain (loss) on investments	0.07	0.21	0.35	(0.67)	0.09
Total from investment operations	0.32	0.47	0.66	(0.30)	0.52
Less Distributions From:
Net investment income	(0.35)	(0.40)	(0.40)	(0.45)	(0.42)
Net increase (decrease) in net asset value	(0.03)	0.07	0.26	(0.75)	0.10
Net Asset Value at end of period	$8.22	$8.25	$8.18	$7.92	$8.67
Total Return (%)[2]	3.98	5.71	8.36	(3.44)	6.06
Ratios/Supplemental Data:
Net Assets at end of period (in 000's)	$3,403	$3,693	$4,181	$4,605	$5,562
Ratios of expenses to average net assets (%)	1.02	1.02	1.02	1.02	1.02
Ratio of net investment income to average net assets (%)	3.89	4.52	4.71	4.87	4.47
Portfolio turnover (%)[3]	50	55	17	22	39

1	Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.
2	These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.
3	Portfolio Turnover is calculated at the Fund level and represents the entire fiscal year.

FINANCIAL HIGHLIGHTS FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING

DIVERSIFIED INCOME FUND
	Year Ended December 31,
CLASS I	2021	2020	2019	2018	2017
Net Asset Value at beginning of period	$19.47	$19.11	$17.26	$19.55	$18.40
Income from Investment Operations:
Net investment income	0.36	0.40	0.43[1]	0.47	0.45
Net realized and unrealized gain (loss) on investments	2.53	1.04	2.96	(0.65)	2.00
Total from investment operations	2.89	1.44	3.39	(0.18)	2.45
Less Distributions From:
Net investment income	(0.39)	(0.41)	(0.40)	(0.48)	(0.45)
Capital gains	(2.32)	(0.67)	(1.14)	(1.63)	(0.85)
Total distributions	(2.71)	(1.08)	(1.54)	(2.11)	(1.30)
Net increase (decrease) in net asset value	0.18	0.36	1.85	(2.29)	1.15
Net Asset Value at end of period	$19.65	$19.47	$19.11	$17.26	$19.55
Total Return (%)[2]	14.92	7.77	19.68	(0.76)	13.31
Ratios/Supplemental Data:
Net Assets at end of period (in 000's)	$200,806	$195,463	$206,780	$201,421	$239,212
Ratio of expenses to average net assets (%)	0.72	0.72	0.72	0.72	0.72
Ratio of net investment income to average net assets (%)	1.64	2.04	2.10	2.17	2.13
Portfolio Turnover (%)[3]	34	31	28	26	16

CLASS II	2021	2020	2019	2018	2017
Net Asset Value at beginning of period	$19.27	$18.92	$17.12	$19.41	$18.31
Income from Investment Operations:
Net investment income	0.32	0.27	0.34[1]	0.38	0.37
Net realized and unrealized gain (loss) on investments	2.48	1.12	2.97	(0.60)	2.00
Total from investment operations	2.80	1.39	3.31	(0.22)	2.37
Less Distributions From:
Net investment income	(0.36)	(0.37)	(0.37)	(0.44)	(0.42)
Capital gains	(2.32)	(0.67)	(1.14)	(1.63)	(0.85)
Total distributions	(2.68)	(1.04)	(1.51)	(2.07)	(1.27)
Net increase (decrease) in net asset value	0.12	0.35	1.80	(2.29)	1.10
Net Asset Value at end of period	$19.39	$19.27	$18.92	$17.12	$19.41
Total Return (%)[2]	14.64	7.50	19.38	(1.01)	13.03
Ratios/Supplemental Data:
Net Assets at end of period (in 000's)	$29,739	$29,102	$33,801	$32,925	$40,526
Ratios of expenses to average net assets (%)	0.97	0.97	0.97	0.97	0.97
Ratio of net investment income to average net assets (%)	1.39	1.79	1.85	1.92	1.88
Portfolio turnover (%)[3]	34	31	28	26	16

1	Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.
2	These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.
3	Portfolio Turnover is calculated at the Fund level and represents the entire fiscal year.

FINANCIAL HIGHLIGHTS FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING

LARGE CAP VALUE FUND
	Year Ended December 31,
CLASS I	2021	2020	2019	2018	2017
Net Asset Value at beginning of period	$23.34	$25.08	$21.85	$28.48	$26.56
Income from Investment Operations:
Net investment income	0.49	0.40	0.41[1]	0.50	0.69
Net realized and unrealized gain (loss) on investments	4.71	(1.46)	5.01	(4.09)	3.60
Total from investment operations	5.20	(1.06)	5.42	(3.59)	4.29
Less Distributions From:
Net investment income	(0.49)	(0.38)	(0.37)	(0.46)	(0.69)
Capital gains	(0.72)	(0.30)	(1.82)	(2.01)	(1.68)
Return of Capital	—	—	—	(0.57)	—
Total distributions	(1.21)	(0.68)	(2.19)	(3.04)	(2.37)
Net increase (decrease) in net asset value	3.99	(1.74)	3.23	(6.63)	1.92
Net Asset Value at end of period	$27.33	$23.34	$25.08	$21.85	$28.48
Total Return (%)[2]	22.36	(3.99)	24.93	(12.59)	16.23
Ratios/Supplemental Data:
Net Assets at end of period (in 000's)	$239,621	$220,518	$256,775	$243,697	$341,213
Ratio of expenses to average net assets (%)	0.62	0.62	0.62	0.62	0.62
Ratio of net investment income to average net assets (%)	1.78	1.74	1.49	1.54	2.28
Portfolio Turnover (%)[3]	32	87	76	83	77

CLASS II	2021	2020	2019	2018	2017
Net Asset Value at beginning of period	$22.99	$24.72	$21.56	$28.17	$26.32
Income from Investment Operations:
Net investment income	0.24	0.23	0.30[1]	0.36	0.65
Net realized and unrealized gain (loss) on investments	4.81	(1.33)	4.98	(3.98)	3.52
Total from investment operations	5.05	(1.10)	5.28	(3.62)	4.17
Less Distributions From:
Net investment income	(0.45)	(0.33)	(0.30)	(0.41)	(0.64)
Capital gains	(0.72)	(0.30)	(1.82)	(2.01)	(1.68)
Return of Capital	—	—	—	(0.57)	—
Total distributions	(1.17)	(0.63)	(2.12)	(2.99)	(2.32)
Net increase (decrease) in net asset value	3.88	(1.73)	3.16	(6.61)	1.85
Net Asset Value at end of period	$26.87	$22.99	$24.72	$21.56	$28.17
Total Return (%)[2]	22.05	(4.23)	24.61	(12.81)	15.94
Ratios/Supplemental Data:
Net Assets at end of period (in 000's)	$3,128	$3,388	$4,284	$3,829	$5,539
Ratios of expenses to average net assets (%)	0.87	0.87	0.87	0.87	0.87
Ratio of net investment income to average net assets (%)	1.52	1.48	1.24	1.29	2.08
Portfolio turnover (%)[3]	32	87	76	83	77

1	Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.
2	These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.
3	Portfolio Turnover is calculated at the Fund level and represents the entire fiscal year.

FINANCIAL HIGHLIGHTS FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING

LARGE CAP GROWTH FUND
	Year Ended December 31,
CLASS I	2021	2020	2019	2018	2017
Net Asset Value at beginning of period	$21.11	$20.17	$17.19	$26.54	$24.84
Income from Investment Operations:
Net investment income	0.10	0.09	0.12[1]	0.20	0.22
Net realized and unrealized gain on investments	4.68	2.61	5.20	(0.52)	5.32
Total from investment operations	4.78	2.70	5.32	(0.32)	5.54
Less Distributions From:
Net investment income	(0.08)	(0.09)	(0.12)	(0.19)	(0.22)
Capital gains	(2.39)	(1.67)	(2.22)	(8.84)	(3.62)
Total distributions	(2.47)	(1.76)	(2.34)	(9.03)	(3.84)
Net increase (decrease) in net asset value	2.31	0.94	2.98	(9.35)	1.70
Net Asset Value at end of period	$23.42	$21.11	$20.17	$17.19	$26.54
Total Return (%)[2]	22.96	13.94	31.13	(0.28)	22.28
Ratios/Supplemental Data:
Net Assets at end of period (in 000's)	$213,648	$198,560	$197,776	$184,508	$232,362
Ratio of expenses to average net assets (%)	0.82	0.82	0.82	0.82	0.82
Ratio of net investment income to average net assets (%)	0.40	0.43	0.52	0.70	0.75
Portfolio Turnover (%)[3]	16	29	18	73	22

CLASS II	2021	2020	2019	2018	2017
Net Asset Value at beginning of period	$20.57	$19.71	$16.85	$26.22	$24.60
Income from Investment Operations:
Net investment income	(0.04)	(0.01)	0.02[1]	0.19	0.14
Net realized and unrealized gain on investments	4.64	2.59	5.14	(0.56)	5.28
Total from investment operations	4.60	2.58	5.16	(0.37)	5.42
Less Distributions From:
Net investment income	(0.05)	(0.05)	(0.08)	(0.16)	(0.18)
Capital gains	(2.39)	(1.67)	(2.22)	(8.84)	(3.62)
Total distributions	(2.44)	(1.72)	(2.30)	(9.00)	(3.80)
Net increase (decrease) in net asset value	2.16	0.86	2.86	(9.37)	1.62
Net Asset Value at end of period	$22.73	$20.57	$19.71	$16.85	$26.22
Total Return (%)[2]	22.66	13.65	30.80	(0.53)	21.98
Ratios/Supplemental Data:
Net Assets at end of period (in 000's)	$14,667	$15,900	$17,569	$17,704	$23,445
Ratios of expenses to average net assets (%)	1.07	1.07	1.07	1.07	1.07
Ratio of net investment income to average net assets (%)	0.17	0.19	0.27	0.45	0.50
Portfolio turnover (%)[3]	16	29	18	73	22

1	Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.
2	These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.
3	Portfolio Turnover is calculated at the Fund level and represents the entire fiscal year.

FINANCIAL HIGHLIGHTS FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING

MID CAP FUND
	Year Ended December 31,
CLASS I	2021	2020	2019	2018	2017
Net Asset Value at beginning of period	$17.97	$18.38	$15.19	$18.97	$18.11
Income from Investment Operations:
Net investment income (loss)	0.01	(0.01)	(0.03)[1]	—	(0.01)
Net realized and unrealized gain on investments	4.62	1.66	5.22	(0.37)	2.85
Total from investment operations	4.63	1.65	5.19	(0.37)	2.84
Less Distributions From:
Capital gains	(2.61)	(2.06)	(2.00)	(3.41)	(1.98)
Net increase (decrease) in net asset value	2.02	(0.41)	3.19	(3.78)	0.86
Net Asset Value at end of period	$19.99	$17.97	$18.38	$15.19	$18.97
Total Return (%)[2]	26.39	9.69	34.27	(1.50)	15.74
Ratios/Supplemental Data:
Net Assets at end of period (in 000's)	$176,437	$164,068	$167,094	$152,077	$192,140
Ratio of expenses to average net assets (%)	0.92	0.92	0.92	0.92	0.92
Ratio of net investment income to average net assets (%)	0.06	(0.07)	(0.18)	(0.03)	(0.07)
Portfolio Turnover (%)[3]	25	24	16	25	22

CLASS II	2021	2020	2019	2018	2017
Net Asset Value at beginning of period	$17.26	$17.77	$14.77	$18.59	$17.83
Income from Investment Operations:
Net investment income (loss)	(0.14)	(0.10)	(0.14)[1]	(0.07)	(0.08)
Net realized and unrealized gain (loss) on investments	4.53	1.65	5.14	(0.34)	2.82
Total from investment operations	4.39	1.55	5.00	(0.41)	2.74
Less Distributions From:
Capital gains	(2.61)	(2.06)	(2.00)	(3.41)	(1.98)
Net increase (decrease) in net asset value	1.78	(0.51)	3.00	(3.82)	0.76
Net Asset Value at end of period	$19.04	$17.26	$17.77	$14.77	$18.59
Total Return (%)[2]	26.08	9.41	33.93	(1.75)	15.45
Ratios/Supplemental Data:
Net Assets at end of period (in 000's)	$6,487	$7,069	$8,070	$7,921	$10,509
Ratios of expenses to average net assets (%)	1.17	1.17	1.17	1.17	1.17
Ratio of net investment income to average net assets (%)	(0.17)	(0.31)	(0.43)	(0.28)	(0.32)
Portfolio turnover (%)[3]	25	24	16	25	22

1	Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.
2	These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.
3	Portfolio Turnover is calculated at the Fund level and represents the entire fiscal year.

FINANCIAL HIGHLIGHTS FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING

INTERNATIONAL STOCK FUND
	Year Ended December 31,
CLASS I	2021	2020	2019	2018	2017
Net Asset Value at beginning of period	$12.67	$11.80	$9.93	$11.73	$9.69
Income from Investment Operations:
Net investment income	0.14	0.12	0.23[1]	0.21	0.17
Net realized and unrealized gain (loss) on investments	(0.32)	0.86	1.84	(1.82)	2.01
Total from investment operations	(0.18)	0.98	2.07	(1.61)	2.18
Less Distributions From:
Net investment income	(0.12)	(0.11)	(0.20)	(0.19)	(0.14)
Capital gains	(0.78)	—	—	—	—
Total distributions	(0.90)	(0.11)	(0.20)	(0.19)	(0.14)
Net increase (decrease) in net asset value	(1.08)	0.87	1.87	(1.80)	2.04
Net Asset Value at end of period	$11.59	$12.67	$11.80	$9.93	$11.73
Total Return (%)[2]	(1.34)	8.36	20.81	(13.69)	22.54
Ratios/Supplemental Data:
Net Assets at end of period (in 000's)	$19,330	$21,852	$22,721	$21,130	$27,516
Ratio of expenses to average net assets (%)	1.17	1.17	1.17	1.17	1.17
Ratio of net investment income to average net assets (%)	1.01	0.88	1.83	1.59	1.27
Portfolio turnover (%)[3]	130	33	31	33	28

CLASS II	2021	2020	2019	2018	2017
Net Asset Value at beginning of period	$12.59	$11.73	$9.88	$11.67	$9.65
Income from Investment Operations:
Net investment income	0.04	0.01	0.15[1]	0.11	0.08
Net realized and unrealized gain (loss) on investments	(0.25)	0.93	1.88	(1.73)	2.06
Total from investment operations	(0.21)	0.94	2.03	(1.62)	2.14
Less Distributions From:
Net investment income	(0.10)	(0.08)	(0.18)	(0.17)	(0.12)
Capital gains	(0.78)	—	—	—	—
Total distributions	(0.88)	(0.08)	(0.18)	(0.17)	(0.12)
Net increase (decrease) in net asset value	(1.09)	0.86	1.85	(1.79)	2.02
Net Asset Value at end of period	$11.50	$12.59	$11.73	$9.88	$11.67
Total Return (%)[2]	(1.58)	8.09	20.51	(13.91)	22.24
Ratios/Supplemental Data:
Net Assets at end of period (in 000's)	$7,129	$8.919	$9,691	$9,219	$13,257
Ratios of expenses to average net assets (%)	1.42	1.42	1.42	1.42	1.42
Ratio of net investment income to average net assets (%)	0.79	0.63	1.60	1.35	1.02
Portfolio turnover (%)[3]	130	33	31	33	28

1	Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.
2	These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.
3	Portfolio Turnover is calculated at the Fund level and represents the entire fiscal year.

MORE INFORMATION ABOUT ULTRA SERIES FUND

The following documents contain more information about the Funds and are available free upon request:
Statement of Additional Information. The SAI contains additional information about the Funds. A current SAI has been filed with the SEC and is incorporated herein by reference. This means that the SAI, for legal purposes, is part of this prospectus.
Annual and Semi-Annual Reports. The Funds’ annual and semi-annual reports provide additional information about the Funds’ investments. The annual report contains a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during the last fiscal year.
Requesting Documents. You may request a copy of the SAI and the annual and semi-annual reports, make shareholder inquiries, without charge, or request further information about the Funds by contacting your financial advisor or by contacting the Funds at: Ultra Series Fund, c/o Madison Asset Management, LLC, 550 Science Drive, Madison, WI 53711; telephone: 1-800-670-3600. The SAI and annual and semi-annual reports are also available on the Funds’ website located at www.ultraseriesfund.com.
Reports and other information about the Funds are also available on the EDGAR database on the SEC's Internet site at
http://www.sec.gov. Copies of this information may be obtained, after paying a duplications fee, by electronic request at the following email address: publicinfo@sec.gov.

Ultra Series Fund
c/o Madison Asset Management, LLC
550 Science Drive
Madison, WI 57311

Investment Company
File No. 811-04815

ULTRA SERIES FUND

Prospectus - May 1, 2022

Target Date Funds

Madison Target Retirement 2020 Fund
Madison Target Retirement 2030 Fund
Madison Target Retirement 2040 Fund
Madison Target Retirement 2050 Fund

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the shares in these Funds, nor does the Commission guarantee the accuracy or adequacy of the prospectus. Any statement to the contrary is a criminal offense.

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ULTRA SERIES FUND

Please note that an investment in any of these Funds is not a deposit in a financial institution and is neither insured nor endorsed in any way by any financial institution or government agency.

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FUND SUMMARY

MADISON TARGET RETIREMENT 2020 FUND
Investment Objective
The Madison Target Retirement 2020 Fund seeks to provide capital appreciation and current income consistent with its current asset allocation.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. Actual expenses may be greater or less than those shown. The expenses do not reflect any expenses, fees or charges paid under your variable contract or retirement plan. If these expenses, fees or charges were included, your costs would be higher.

Shareholder Fees: (fees paid directly from your investment)	Class I
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (as a percentage of amount redeemed)	None
Redemption Fee Within 30 days of Purchase (as a percentage of amount redeemed)	None

Annual Fund Operating Expenses: (expenses that you pay each year as a percentage of the value of your investment)	Class I
Management Fees	0.25%
Distribution and/or Service (Rule 12b-1) Fees	None
Other Expenses	0.06%
Acquired Fund Fees and Expenses[1]	0.11%
Total Annual Fund Operating Expenses[2]	0.42%
1 Fees and expenses incurred indirectly by the Fund as a result of investing in the underlying funds and ETFs.
2 Total annual Fund operating expenses for the period ended December 31, 2021 do not match the financial statements because the financial statements do not include acquired fund fees and expenses.
Example:
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the Fund for the time periods indicated and then hold or redeem your shares at the end of the period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$43	$135	$235	$530
The example does not reflect any expenses, fees or charges paid under your variable contract or retirement plan. If these expenses, fees or charges were included, your costs would be higher.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in total annual Fund operating expenses or in the expense examples above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 210% of the average value of its portfolio.
1

Principal Investment Strategies
The Fund invests primarily in shares of other registered investment companies (the “underlying funds”) according to an asset allocation strategy developed by Madison for investors planning to retire in or within a few years of 2020. Over time, the Fund’s asset allocation will become more conservative until it reaches approximately 10-30% in stock funds and 70-90% in bond funds as illustrated in the chart below.
The asset allocation strategy is designed to reduce the volatility of investment returns in the later years while still providing the potential for higher total returns over the target period. Market conditions and the perceived value of securities will change as the investor moves across the glide path. Although the actual allocations may vary, as of December 31, 2021, the Fund's portfolio allocation as a percentage of net assets was:

-	Alternative Funds:	2.0%
-	Bond Funds:	74.9%
-	Foreign Stock Funds:	2.9%
-	Stock Funds:	15.1%
-	Net Other Assets and Liabilities:	5.1%
On a periodic basis, Madison will evaluate and sometimes revise the Fund's asset allocation, including revising the asset class weightings and adding and/or removing underlying funds. Madison will also monitor the underlying funds on an ongoing basis and may increase or decrease the Fund's investment in one or several underlying funds. The underlying fund selections are made based on several considerations, including the Fund's style or asset class exposures, portfolio characteristics, risk profile, and investment process.
The Fund’s investment strategy reflects Madison’s general “Participate and Protect®” investment philosophy. Madison’s expectation is that investors in the Fund will participate in market appreciation during bull markets and experience something less than full participation during bear markets compared with investors in portfolios holding more speculative and volatile securities; therefore, this investment philosophy is intended to represent a conservative investment strategy. There is no assurance that Madison’s expectations regarding this investment strategy will be realized.
Although the Fund expects to pursue its investment objective utilizing its principal investment strategies regardless of market conditions, the Fund may invest up to 100% in money market instruments. To the extent the Fund engages in this temporary defensive position, the Fund’s ability to achieve its investment objective may be diminished.
Principal Risks
The specific risks of owning the Fund are set forth below.  You could lose money as a result of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.  The Fund’s share price and total return will fluctuate.  You should consider your own investment goals, time horizon and risk tolerance before investing in the Fund.
Underlying Funds Risk. The Fund is a fund of funds, meaning that it invests primarily in the shares of underlying funds, including ETFs. Thus, the Fund’s investment performance and its ability to achieve its investment goal are directly related to the performance of the underlying funds in which it invests. Each underlying fund’s performance, in turn, depends on the particular securities in which that underlying fund invests and the expenses of that underlying fund. Accordingly, the Fund is subject to the risks of the underlying funds in direct proportion to the allocation of its assets among the underlying funds.
Asset Allocation Risk. The Fund is subject to asset allocation risk, which is the risk that the selection of the underlying funds and the allocation of the Fund’s assets among the various asset classes and market segments will cause the Fund to underperform compared to other funds with a similar investment objective.
2

Interest Rate Risk. The Fund, through the underlying funds, is subject to interest rate risk, which is the risk that the value of your investment will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the market value of income-bearing securities. When interest rates rise, bond prices fall; generally, the longer a bond’s maturity, the more sensitive it is to this risk. The risks associated with increasing rates are heightened given that interest rates are near historical lows, but may be expected to increase in the future with unpredictable effects on the markets and the underlying fund's investments.
Credit and Prepayment/Extension Risk. The Fund, through the underlying funds, is also subject to credit risk, which is the risk that issuers of debt securities may be unable to meet their interest or principal payment obligations when due. There is also prepayment/extension risk, which is the chance that a rise/fall in interest rates will reduce/extend the life of a mortgage-backed security by increasing/decreasing mortgage prepayments, typically reducing the underlying fund’s return.
Non-Investment Grade Security Risk. The Fund, through the underlying funds, may invest in non-investment grade securities (i.e., “junk” bonds). Issuers of non-investment grade securities are typically in weak financial health and their ability to pay interest and principal is uncertain. Compared to issuers of investment-grade bonds, they are more likely to encounter financial difficulties and to be materially affected by these difficulties when they do encounter them. “Junk” bond markets may react strongly to adverse news about an issuer or the economy, or to the perception or expectation of adverse news.
Alternative Strategies Risk. The Fund, through the underlying funds, invests in equity and debt securities, along with derivatives, such as forwards, futures, options, or swaps. The underlying funds that use alternative investment strategies may be subject to risks including, but not limited to, derivatives risk, liquidity risk, credit risk and commodities risk. These additional risks could cause an underlying fund, and thus the Fund, to experience losses to which it would otherwise not be subject. Certain alternative strategies involve the risk that a counterparty to a transaction will not perform as promised, which could result in losses to the Fund. Furthermore, alternative strategies may employ leverage, involve extensive short positions and/or focus on narrow segments of the market, which may magnify the overall risks and volatility associated with such investments.
Equity Risk. The Fund, through the underlying funds, is subject to equity risk. Equity risk is the risk that securities held by the Fund will fluctuate in value due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, and the circumstances and performance of companies whose securities the Fund holds. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.
ETF Risks. The main risks of investing in ETFs are the same as the risk of investing in a portfolio of equity securities comprising the index on which the ETF is based, although lack of liquidity in an ETF could result in it being more volatile than the securities comprising the index. Additionally, the market prices of ETFs will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their net asset values.) Index-based ETF investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index.
Foreign Security and Emerging Market Risk. Investments of underlying funds that invest in foreign securities, including American Depositary Receipts ("ADRs") and emerging market securities, involve risks relating to currency fluctuations and to political, social and economic developments abroad, as well as risks resulting from differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks may be greater in emerging markets. The investment markets of emerging countries are generally more volatile than markets of developed countries with more mature economies.
Market Risk. While the majority of the Fund’s assets will typically be invested in underlying funds that invest primarily in debt securities, to the extent that the Fund invests in underlying funds that invest in equities, the Fund is subject to market risk, which is the risk that the value of an investment may fluctuate in response to stock market movements.
Performance
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s investment results have varied from year to year. The table shows the Fund’s average annual total returns for various periods compared to a broad market index. Neither the bar chart nor the table reflects charges deducted in connection with variable contracts. If these charges were reflected, returns would be less than those shown. The Fund’s past performance is not necessarily an indication of its future performance. Updated performance information current to the most recent month-end is available at no cost by visiting www.ultraseriesfund.com or by calling 1-800-670-3600.
3

Calendar Year Total Returns for Class I Shares

Best Calendar Quarter:	2Q 2020	5.22%
Worst Calendar Quarter:	4Q 2018	-2.73%

Average Annual Total Returns
For Periods Ended December 31, 2021

	1 Year	5 Years	10 Years
Class I Shares	1.45%	5.52%	6.06%
S&P Target Date To 2020 Index (reflects no deductions for sales charges, account fees, expenses or taxes)	7.31%	7.62%	7.06%
Portfolio Management
The investment adviser to the Fund is Madison Asset Management, LLC. David Hottmann, CPA and CFA (Vice President, Portfolio Manager) and Patrick Ryan, CFA (Head of Multi-Asset Solutions, Portfolio Manager) co-manage the Fund. Mr. Hottmann has served in this capacity since September 2009, and Mr. Ryan has served in this capacity since October 2007.
Purchase and Sale of Fund Shares
Fund shares are not sold directly to the public. The purchase of Fund shares is limited to separate accounts of insurance companies that exclusively support variable annuity contracts that qualify as pension plan contracts under Section 818(a) of the Internal Revenue Code of 1986, as amended (the “Code”). Orders received from the separate accounts are invested or redeemed (without sales or redemption charges) in shares of the Fund at the net asset value next determined after the Fund receives the order. Please refer to the variable annuity contracts disclosure statement for further information.
Tax Information
The Fund generally distributes most or all of its net investment income and net capital gains. Net investment income distributions are declared and paid annually. Net capital gain distributions, if any, are typically made in December. The distributions received from the Fund should be subject to the special rules set forth in Sections 807, 817(a) and 817(b) of the Code, which are designed to effectively eliminate current taxation with respect to assets held in separate accounts by insurance companies to the extent such assets support variable contracts. It should also be noted that the Fund does not intend to satisfy the requirements of Section 817(h) of the Code. Therefore, shares of the Fund should only be purchased by separate accounts of insurance companies that support variable life insurance or annuity contracts that qualify as pension plans contracts under Section 818(a) of the Code, as such contracts are not subject to the requirements of Section 817(h). If Fund shares were to be purchased by a separate account to support a variable contract that is not a pension plan contract, the contract would not be treated as a life insurance contract or annuity contract for federal tax purposes and the investment earnings under such contract would be currently taxable.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a financial advisor), the Fund, the Fund’s investment adviser and/or the Fund’s principal distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

4

FUND SUMMARY

MADISON TARGET RETIREMENT 2030 FUND
Investment Objective
The Madison Target Retirement 2030 Fund seeks to provide capital appreciation and current income consistent with its current asset allocation.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. Actual expenses may be greater or less than those shown. The expenses do not reflect any expenses, fees or charges paid under your variable contract or retirement plan. If these expenses, fees or charges were included, your costs would be higher.

Shareholder Fees: (fees paid directly from your investment)	Class I
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (as a percentage of amount redeemed)	None
Redemption Fee Within 30 days of Purchase (as a percentage of amount redeemed)	None

Annual Fund Operating Expenses: (expenses that you pay each year as a percentage of the value of your investment)	Class I
Management Fees	0.25%
Distribution and/or Service (Rule 12b-1) Fees	None
Other Expenses	0.06%
Acquired Fund Fees and Expenses[1]	0.20%
Total Annual Fund Operating Expenses[2]	0.51%
1 Fees and expenses incurred indirectly by the Fund as a result of investing in the underlying funds and ETFs.
2 Total annual Fund operating expenses for the period ended December 31, 2021 do not match the financial statements because the financial statements do not include acquired fund fees and expenses.
Example:
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the Fund for the time periods indicated and then hold or redeem your shares at the end of the period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$52	$164	$285	$640
The example does not reflect any expenses, fees or charges paid under your variable contract or retirement plan. If these expenses, fees or charges were included, your costs would be higher.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in total annual Fund operating expenses or in the expense examples above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 215% of the average value of its portfolio.
5

Principal Investment Strategies
The Fund invests primarily in shares of other registered investment companies (the “underlying funds”) according to an asset allocation strategy developed by Madison for investors planning to retire in or within a few years of 2030. Over time, the Fund’s asset allocation will become more conservative until it reaches approximately 10-30% in stock funds and 70-90% in bond funds as illustrated in the chart below.
The asset allocation strategy is designed to reduce the volatility of investment returns in the later years while still providing the potential for higher total returns over the target period. Market conditions and the perceived value of securities will change as the investor moves across the glide path. Although the actual allocations may vary, as of December 31, 2021, the Fund's portfolio allocation as a percentage of net assets was:

-	Alternative Funds:	6.0%
-	Bond Funds:	48.0%
-	Foreign Stock Funds:	7.5%
-	Stock Funds:	33.4%
-	Net Other Assets and Liabilities:	5.1%
On a periodic basis, Madison will evaluate and sometimes revise the Fund's asset allocation, including revising the asset class weightings and adding and/or removing underlying funds. Madison will also monitor the underlying funds on an ongoing basis and may increase or decrease the Fund's investment in one or several underlying funds. The underlying fund selections are made based on several considerations, including the Fund's style or asset class exposures, portfolio characteristics, risk profile, and investment process.
The Fund’s investment strategy reflects Madison’s general “Participate and Protect®” investment philosophy. Madison’s expectation is that investors in the Fund will participate in market appreciation during bull markets and experience something less than full participation during bear markets compared with investors in portfolios holding more speculative and volatile securities; therefore, this investment philosophy is intended to represent a conservative investment strategy. There is no assurance that Madison’s expectations regarding this investment strategy will be realized.
Although the Fund expects to pursue its investment objective utilizing its principal investment strategies regardless of market conditions, the Fund may invest up to 100% in money market instruments. To the extent the Fund engages in this temporary defensive position, the Fund’s ability to achieve its investment objective may be diminished.
Principal Risks
The specific risks of owning the Fund are set forth below.  You could lose money as a result of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.  The Fund’s share price and total return will fluctuate.  You should consider your own investment goals, time horizon and risk tolerance before investing in the Fund.
Underlying Funds Risk. The Fund is a fund of funds, meaning that it invests primarily in the shares of underlying funds, including ETFs. Thus, the Fund’s investment performance and its ability to achieve its investment goal are directly related to the performance of the underlying funds in which it invests. Each underlying fund’s performance, in turn, depends on the particular securities in which that underlying fund invests and the expenses of that underlying fund. Accordingly, the Fund is subject to the risks of the underlying funds in direct proportion to the allocation of its assets among the underlying funds.
Asset Allocation Risk. The Fund is subject to asset allocation risk, which is the risk that the selection of the underlying funds and the allocation of the Fund’s assets among the various asset classes and market segments will cause the Fund to underperform compared to other funds with a similar investment objective.
6

Interest Rate Risk. The Fund, through the underlying funds, is subject to interest rate risk, which is the risk that the value of your investment will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the market value of income-bearing securities. When interest rates rise, bond prices fall; generally, the longer a bond’s maturity, the more sensitive it is to this risk. The risks associated with increasing rates are heightened given that interest rates are near historical lows, but may be expected to increase in the future with unpredictable effects on the markets and the underlying fund's investments.
Credit and Prepayment/Extension Risk. The Fund, through the underlying funds, is also subject to credit risk, which is the risk that issuers of debt securities may be unable to meet their interest or principal payment obligations when due. There is also prepayment/extension risk, which is the chance that a rise/fall in interest rates will reduce/extend the life of a mortgage-backed security by increasing/decreasing mortgage prepayments, typically reducing the underlying fund’s return.
Non-Investment Grade Security Risk. The Fund, through the underlying funds, may invest in non-investment grade securities (i.e., “junk” bonds). Issuers of non-investment grade securities are typically in weak financial health and their ability to pay interest and principal is uncertain. Compared to issuers of investment-grade bonds, they are more likely to encounter financial difficulties and to be materially affected by these difficulties when they do encounter them. “Junk” bond markets may react strongly to adverse news about an issuer or the economy, or to the perception or expectation of adverse news.
Alternative Strategies Risk. The Fund, through the underlying funds, invests in equity and debt securities, along with derivatives, such as forwards, futures, options, or swaps. The underlying funds that use alternative investment strategies may be subject to risks including, but not limited to, derivatives risk, liquidity risk, credit risk and commodities risk. These additional risks could cause an underlying fund, and thus the Fund, to experience losses to which it would otherwise not be subject. Certain alternative strategies involve the risk that a counterparty to a transaction will not perform as promised, which could result in losses to the Fund. Furthermore, alternative strategies may employ leverage, involve extensive short positions and/or focus on narrow segments of the market, which may magnify the overall risks and volatility associated with such investments.
Equity Risk. The Fund, through the underlying funds, is subject to equity risk. Equity risk is the risk that securities held by the Fund will fluctuate in value due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, and the circumstances and performance of companies whose securities the Fund holds. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.
ETF Risks. The main risks of investing in ETFs are the same as the risk of investing in a portfolio of equity securities comprising the index on which the ETF is based, although lack of liquidity in an ETF could result in it being more volatile than the securities comprising the index. Additionally, the market prices of ETFs will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their net asset values.) Index-based ETF investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index.
Foreign Security and Emerging Market Risk. Investments of underlying funds that invest in foreign securities, including American Depositary Receipts ("ADRs") and emerging market securities, involve risks relating to currency fluctuations and to political, social and economic developments abroad, as well as risks resulting from differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks may be greater in emerging markets. The investment markets of emerging countries are generally more volatile than markets of developed countries with more mature economies.
Market Risk. While the majority of the Fund’s assets will typically be invested in underlying funds that invest primarily in debt securities, to the extent that the Fund invests in underlying funds that invest in equities, the Fund is subject to market risk, which is the risk that the value of an investment may fluctuate in response to stock market movements.
Performance
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s investment results have varied from year to year. The table shows the Fund’s average annual total returns for various periods compared to a broad market index. Neither the bar chart nor the table reflects charges deducted in connection with variable contracts. If these charges were reflected, returns would be less than those shown. The Fund’s past performance is not necessarily an indication of its future performance. Updated performance information current to the most recent month-end is available at no cost by visiting www.ultraseriesfund.com or by calling 1-800-670-3600.
7

Calendar Year Total Returns for Class I Shares

Best Calendar Quarter:	2Q 2020	10.16%
Worst Calendar Quarter:	1Q 2020	-6.66%

Average Annual Total Returns
For Periods Ended December 31, 2021

	1 Year	5 Years	10 Years
Class I Shares	7.20%	8.79%	8.54%
S&P Target Date To 2030 Index (reflects no deduction for sales charges, account fees, expenses or taxes)	11.58%	9.95%	8.95%
Portfolio Management
The investment adviser to the Fund is Madison Asset Management, LLC. David Hottmann, CPA and CFA (Vice President, Portfolio Manager) and Patrick Ryan, CFA (Head of Multi-Asset Solutions, Portfolio Manager) co-manage the Fund. Mr. Hottmann has served in this capacity since September 2009, and Mr. Ryan has served in this capacity since October 2007.
Purchase and Sale of Fund Shares
Fund shares are not sold directly to the public. The purchase of Fund shares is limited to separate accounts of insurance companies that exclusively support variable annuity contracts that qualify as pension plan contracts under Section 818(a) of the Internal Revenue Code of 1986, as amended (the “Code”). Orders received from the separate accounts are invested or redeemed (without sales or redemption charges) in shares of the Fund at the net asset value next determined after the Fund receives the order. Please refer to the variable annuity contracts disclosure statement for further information.
Tax Information
The Fund generally distributes most or all of its net investment income and net capital gains. Net investment income distributions are declared and paid annually. Net capital gain distributions, if any, are typically made in December. The distributions received from the Fund should be subject to the special rules set forth in Sections 807, 817(a) and 817(b) of the Code, which are designed to effectively eliminate current taxation with respect to assets held in separate accounts by insurance companies to the extent such assets support variable contracts. It should also be noted that the Fund does not intend to satisfy the requirements of Section 817(h) of the Code. Therefore, shares of the Fund should only be purchased by separate accounts of insurance companies that support variable life insurance or annuity contracts that qualify as pension plans contracts under Section 818(a) of the Code, as such contracts are not subject to the requirements of Section 817(h). If Fund shares were to be purchased by a separate account to support a variable contract that is not a pension plan contract, the contract would not be treated as a life insurance contract or annuity contract for federal tax purposes and the investment earnings under such contract would be currently taxable.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a financial advisor), the Fund, the Fund’s investment adviser and/or the Fund’s principal distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.
8

FUND SUMMARY

MADISON TARGET RETIREMENT 2040 FUND
Investment Objective
The Madison Target Retirement 2040 Fund seeks to provide capital appreciation and current income consistent with its current asset allocation.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. Actual expenses may be greater or less than those shown. The expenses do not reflect any expenses, fees or charges paid under your variable contract or retirement plan. If these expenses, fees or charges were included, your costs would be higher.

Shareholder Fees: (fees paid directly from your investment)	Class I
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (as a percentage of amount redeemed)	None
Redemption Fee Within 30 days of Purchase (as a percentage of amount redeemed)	None

Annual Fund Operating Expenses: (expenses that you pay each year as a percentage of the value of your investment)	Class I
Management Fees	0.25%
Distribution and/or Service (Rule 12b-1) Fees	None
Other Expenses	0.06%
Acquired Fund Fees and Expenses[1]	0.23%
Total Annual Fund Operating Expenses[2]	0.54%
1 Fees and expenses incurred indirectly by the Fund as a result of investing in the underlying funds and ETFs.
2 Total annual Fund operating expenses for the period ended December 31, 2021 do not match the financial statements because the financial statements do not include acquired fund fees and expenses.
Example:
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the Fund for the time periods indicated and then hold or redeem your shares at the end of the period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$55	$173	$302	$677
The example does not reflect any expenses, fees or charges paid under your variable contract or retirement plan. If these expenses, fees or charges were included, your costs would be higher.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in total annual Fund operating expenses or in the expense examples above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 209% of the average value of its portfolio.
9

Principal Investment Strategies
The Fund invests primarily in shares of other registered investment companies (the “underlying funds”) according to an asset allocation strategy developed by Madison for investors planning to retire in or within a few years of 2040. Over time, the Fund’s asset allocation will become more conservative until it reaches approximately 10-30% in stock funds and 70-90% in bond funds as illustrated in the chart below.
The asset allocation strategy is designed to reduce the volatility of investment returns in the later years while still providing the potential for higher total returns over the target period. Market conditions and the perceived value of securities will change as the investor moves across the glide path. Although the actual allocations may vary, as of December 31, 2021, the Fund's portfolio allocation as a percentage of net assets was:

-	Alternative Funds:	8.0%
-	Bond Funds:	33.9%
-	Foreign Stock Funds:	10.0%
-	Stock Funds:	42.9%
-	Net Other Assets and Liabilities:	5.2%
On a periodic basis, Madison will evaluate and sometimes revise the Fund's asset allocation, including revising the asset class weightings and adding and/or removing underlying funds. Madison will also monitor the underlying funds on an ongoing basis and may increase or decrease the Fund's investment in one or several underlying funds. The underlying fund selections are made based on several considerations, including the Fund's style or asset class exposures, portfolio characteristics, risk profile, and investment process.
The Fund’s investment strategy reflects Madison’s general “Participate and Protect®” investment philosophy. Madison’s expectation is that investors in the Fund will participate in market appreciation during bull markets and experience something less than full participation during bear markets compared with investors in portfolios holding more speculative and volatile securities; therefore, this investment philosophy is intended to represent a conservative investment strategy. There is no assurance that Madison’s expectations regarding this investment strategy will be realized.
Although the Fund expects to pursue its investment objective utilizing its principal investment strategies regardless of market conditions, the Fund may invest up to 100% in money market instruments. To the extent the Fund engages in this temporary defensive position, the Fund’s ability to achieve its investment objective may be diminished.
Principal Risks
The specific risks of owning the Fund are set forth below.  You could lose money as a result of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.  The Fund’s share price and total return will fluctuate.  You should consider your own investment goals, time horizon and risk tolerance before investing in the Fund.
Underlying Funds Risk. The Fund is a fund of funds, meaning that it invests primarily in the shares of underlying funds, including ETFs. Thus, the Fund’s investment performance and its ability to achieve its investment goal are directly related to the performance of the underlying funds in which it invests. Each underlying fund’s performance, in turn, depends on the particular securities in which that underlying fund invests and the expenses of that underlying fund. Accordingly, the Fund is subject to the risks of the underlying funds in direct proportion to the allocation of its assets among the underlying funds.
Asset Allocation Risk. The Fund is subject to asset allocation risk, which is the risk that the selection of the underlying funds and the allocation of the Fund’s assets among the various asset classes and market segments will cause the Fund to underperform compared to other funds with a similar investment objective.
10

Interest Rate Risk. The Fund, through the underlying funds, is subject to interest rate risk, which is the risk that the value of your investment will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the market value of income-bearing securities. When interest rates rise, bond prices fall; generally, the longer a bond’s maturity, the more sensitive it is to this risk. The risks associated with increasing rates are heightened given that interest rates are near historical lows, but may be expected to increase in the future with unpredictable effects on the markets and the underlying fund's investments.
Credit and Prepayment/Extension Risk. The Fund, through the underlying funds, is also subject to credit risk, which is the risk that issuers of debt securities may be unable to meet their interest or principal payment obligations when due. There is also prepayment/extension risk, which is the chance that a rise/fall in interest rates will reduce/extend the life of a mortgage-backed security by increasing/decreasing mortgage prepayments, typically reducing the underlying fund’s return.
Non-Investment Grade Security Risk. The Fund, through the underlying funds, may invest in non-investment grade securities (i.e., “junk” bonds). Issuers of non-investment grade securities are typically in weak financial health and their ability to pay interest and principal is uncertain. Compared to issuers of investment-grade bonds, they are more likely to encounter financial difficulties and to be materially affected by these difficulties when they do encounter them. “Junk” bond markets may react strongly to adverse news about an issuer or the economy, or to the perception or expectation of adverse news.
Alternative Strategies Risk. The Fund, through the underlying funds, invests in equity and debt securities, along with derivatives, such as forwards, futures, options, or swaps. The underlying funds that use alternative investment strategies may be subject to risks including, but not limited to, derivatives risk, liquidity risk, credit risk and commodities risk. These additional risks could cause an underlying fund, and thus the Fund, to experience losses to which it would otherwise not be subject. Certain alternative strategies involve the risk that a counterparty to a transaction will not perform as promised, which could result in losses to the Fund. Furthermore, alternative strategies may employ leverage, involve extensive short positions and/or focus on narrow segments of the market, which may magnify the overall risks and volatility associated with such investments.
Equity Risk. The Fund, through the underlying funds, is subject to equity risk. Equity risk is the risk that securities held by the Fund will fluctuate in value due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, and the circumstances and performance of companies whose securities the Fund holds. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.
ETF Risks. The main risks of investing in ETFs are the same as the risk of investing in a portfolio of equity securities comprising the index on which the ETF is based, although lack of liquidity in an ETF could result in it being more volatile than the securities comprising the index. Additionally, the market prices of ETFs will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their net asset values.) Index-based ETF investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index.
Foreign Security and Emerging Market Risk. Investments of underlying funds that invest in foreign securities, including American Depositary Receipts ("ADRs") and emerging market securities, involve risks relating to currency fluctuations and to political, social and economic developments abroad, as well as risks resulting from differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks may be greater in emerging markets. The investment markets of emerging countries are generally more volatile than markets of developed countries with more mature economies.
Market Risk. While the majority of the Fund’s assets will typically be invested in underlying funds that invest primarily in debt securities, to the extent that the Fund invests in underlying funds that invest in equities, the Fund is subject to market risk, which is the risk that the value of an investment may fluctuate in response to stock market movements.
Performance
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s investment results have varied from year to year. The table shows the Fund’s average annual total returns for various periods compared to a broad market index. Neither the bar chart nor the table reflects charges deducted in connection with variable contracts. If these charges were reflected, returns would be less than those shown. The Fund’s past performance is not necessarily an indication of its future performance. Updated performance information current to the most recent month-end is available at no cost by visiting www.ultraseriesfund.com or by calling 1-800-670-3600.
11

Calendar Year Total Returns for Class I Shares

Best Calendar Quarter:	2Q 2020	11.70%
Worst Calendar Quarter:	1Q 2020	-8.33%

Average Annual Total Returns
For Periods Ended December 31, 2021

	1 Year	5 Years	10 Years
Class I Shares	8.91%	9.79%	9.46%
S&P Target Date To 2040 Index (reflects no deduction for sales charges, account fees, expenses or taxes)	15.54%	11.70%	10.39%
Portfolio Management
The investment adviser to the Fund is Madison Asset Management, LLC. David Hottmann, CPA and CFA (Vice President, Portfolio Manager) and Patrick Ryan, CFA (Head of Multi-Asset Solutions, Portfolio Manager) co-manage the Fund. Mr. Hottmann has served in this capacity since September 2009, and Mr. Ryan has served in this capacity since October 2007.
Purchase and Sale of Fund Shares
Fund shares are not sold directly to the public. The purchase of Fund shares is limited to separate accounts of insurance companies that exclusively support variable annuity contracts that qualify as pension plan contracts under Section 818(a) of the Internal Revenue Code of 1986, as amended (the “Code”). Orders received from the separate accounts are invested or redeemed (without sales or redemption charges) in shares of the Fund at the net asset value next determined after the Fund receives the order. Please refer to the variable annuity contracts disclosure statement for further information.
Tax Information
The Fund generally distributes most or all of its net investment income and net capital gains. Net investment income distributions are declared and paid annually. Net capital gain distributions, if any, are typically made in December. The distributions received from the Fund should be subject to the special rules set forth in Sections 807, 817(a) and 817(b) of the Code, which are designed to effectively eliminate current taxation with respect to assets held in separate accounts by insurance companies to the extent such assets support variable contracts. It should also be noted that the Fund does not intend to satisfy the requirements of Section 817(h) of the Code. Therefore, shares of the Fund should only be purchased by separate accounts of insurance companies that support variable life insurance or annuity contracts that qualify as pension plans contracts under Section 818(a) of the Code, as such contracts are not subject to the requirements of Section 817(h). If Fund shares were to be purchased by a separate account to support a variable contract that is not a pension plan contract, the contract would not be treated as a life insurance contract or annuity contract for federal tax purposes and the investment earnings under such contract would be currently taxable.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a financial advisor), the Fund, the Fund’s investment adviser and/or the Fund’s principal distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.
12

FUND SUMMARY

MADISON TARGET RETIREMENT 2050 FUND
Investment Objective
The Madison Target Retirement 2050 Fund seeks to provide capital appreciation and current income consistent with its current asset allocation.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. Actual expenses may be greater or less than those shown. The expenses do not reflect any expenses, fees or charges paid under your variable contract or retirement plan. If these expenses, fees or charges were included, your costs would be higher.

Shareholder Fees: (fees paid directly from your investment)	Class I
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (as a percentage of amount redeemed)	None
Redemption Fee Within 30 days of Purchase (as a percentage of amount redeemed)	None

Annual Fund Operating Expenses: (expenses that you pay each year as a percentage of the value of your investment)	Class I
Management Fees	0.25%
Distribution and/or Service (Rule 12b-1) Fees	None
Other Expenses	0.06%
Acquired Fund Fees and Expenses[1]	0.26%
Total Annual Fund Operating Expenses[2]	0.57%
1 Fees and expenses incurred indirectly by the Fund as a result of investing in the underlying funds and ETFs.
2 Total annual Fund operating expenses for the period ended December 31, 2021 do not match the financial statements due to rounding and     because the financial statements do not include acquired fund fees and expenses.
Example:
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the Fund for the time periods indicated and then hold or redeem your shares at the end of the period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$58	$183	$318	$714
The example does not reflect any expenses, fees or charges paid under your variable contract or retirement plan. If these expenses, fees or charges were included, your costs would be higher.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in total annual Fund operating expenses or in the expense examples above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 228% of the average value of its portfolio.
13

Principal Investment Strategies
The Fund invests primarily in shares of other registered investment companies (the “underlying funds”) according to an asset allocation strategy developed by Madison for investors planning to retire in or within a few years of 2050. Over time, the Fund’s asset allocation will become more conservative until it reaches approximately 10-30% in stock funds and 70-90% in bond funds as illustrated in the chart below.
The asset allocation strategy is designed to reduce the volatility of investment returns in the later years while still providing the potential for higher total returns over the target period. Market conditions and the perceived value of securities will change as the investor moves across the glide path. Although the actual allocations may vary, as of December 31, 2021, the Fund's portfolio allocation as a percentage of net assets was:

-	Alternative Funds:	9.0%
-	Bond Funds:	23.9%
-	Foreign Stock Funds:	11.9%
-	Stock Funds:	49.9%
-	Net Other Assets and Liabilities:	5.3%
On a periodic basis, Madison will evaluate and sometimes revise the Fund's asset allocation, including revising the asset class weightings and adding and/or removing underlying funds. Madison will also monitor the underlying funds on an ongoing basis and may increase or decrease the Fund's investment in one or several underlying funds. The underlying fund selections are made based on several considerations, including the Fund's style or asset class exposures, portfolio characteristics, risk profile, and investment process.
The Fund’s investment strategy reflects Madison’s general “Participate and Protect®” investment philosophy. Madison’s expectation is that investors in the Fund will participate in market appreciation during bull markets and experience something less than full participation during bear markets compared with investors in portfolios holding more speculative and volatile securities; therefore, this investment philosophy is intended to represent a conservative investment strategy. There is no assurance that Madison’s expectations regarding this investment strategy will be realized.
Although the Fund expects to pursue its investment objective utilizing its principal investment strategies regardless of market conditions, the Fund may invest up to 100% in money market instruments. To the extent the Fund engages in this temporary defensive position, the Fund’s ability to achieve its investment objective may be diminished.
Principal Risks
The specific risks of owning the Fund are set forth below.  You could lose money as a result of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.  The Fund’s share price and total return will fluctuate.  You should consider your own investment goals, time horizon and risk tolerance before investing in the Fund.
Underlying Funds Risk. The Fund is a fund of funds, meaning that it invests primarily in the shares of underlying funds, including ETFs. Thus, the Fund’s investment performance and its ability to achieve its investment goal are directly related to the performance of the underlying funds in which it invests. Each underlying fund’s performance, in turn, depends on the particular securities in which that underlying fund invests and the expenses of that underlying fund. Accordingly, the Fund is subject to the risks of the underlying funds in direct proportion to the allocation of its assets among the underlying funds.
Asset Allocation Risk. The Fund is subject to asset allocation risk, which is the risk that the selection of the underlying funds and the allocation of the Fund’s assets among the various asset classes and market segments will cause the Fund to underperform compared to other funds with a similar investment objective.
14

Interest Rate Risk. The Fund, through the underlying funds, is subject to interest rate risk, which is the risk that the value of your investment will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the market value of income-bearing securities. When interest rates rise, bond prices fall; generally, the longer a bond’s maturity, the more sensitive it is to this risk. The risks associated with increasing rates are heightened given that interest rates are near historical lows, but may be expected to increase in the future with unpredictable effects on the markets and the underlying fund's investments.
Credit and Prepayment/Extension Risk. The Fund, through the underlying funds, is also subject to credit risk, which is the risk that issuers of debt securities may be unable to meet their interest or principal payment obligations when due. There is also prepayment/extension risk, which is the chance that a rise/fall in interest rates will reduce/extend the life of a mortgage-backed security by increasing/decreasing mortgage prepayments, typically reducing the underlying fund’s return.
Non-Investment Grade Security Risk. The Fund, through the underlying funds, may invest in non-investment grade securities (i.e., “junk” bonds). Issuers of non-investment grade securities are typically in weak financial health and their ability to pay interest and principal is uncertain. Compared to issuers of investment-grade bonds, they are more likely to encounter financial difficulties and to be materially affected by these difficulties when they do encounter them. “Junk” bond markets may react strongly to adverse news about an issuer or the economy, or to the perception or expectation of adverse news.
Alternative Strategies Risk. The Fund, through the underlying funds, invests in equity and debt securities, along with derivatives, such as forwards, futures, options, or swaps. The underlying funds that use alternative investment strategies may be subject to risks including, but not limited to, derivatives risk, liquidity risk, credit risk and commodities risk. These additional risks could cause an underlying fund, and thus the Fund, to experience losses to which it would otherwise not be subject. Certain alternative strategies involve the risk that a counterparty to a transaction will not perform as promised, which could result in losses to the Fund. Furthermore, alternative strategies may employ leverage, involve extensive short positions and/or focus on narrow segments of the market, which may magnify the overall risks and volatility associated with such investments.
Equity Risk. The Fund, through the underlying funds, is subject to equity risk. Equity risk is the risk that securities held by the Fund will fluctuate in value due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, and the circumstances and performance of companies whose securities the Fund holds. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.
ETF Risks. The main risks of investing in ETFs are the same as the risk of investing in a portfolio of equity securities comprising the index on which the ETF is based, although lack of liquidity in an ETF could result in it being more volatile than the securities comprising the index. Additionally, the market prices of ETFs will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their net asset values.) Index-based ETF investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index.
Foreign Security and Emerging Market Risk. Investments of underlying funds that invest in foreign securities, including American Depositary Receipts ("ADRs") and emerging market securities, involve risks relating to currency fluctuations and to political, social and economic developments abroad, as well as risks resulting from differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks may be greater in emerging markets. The investment markets of emerging countries are generally more volatile than markets of developed countries with more mature economies.
Market Risk. While the majority of the Fund’s assets will typically be invested in underlying funds that invest primarily in debt securities, to the extent that the Fund invests in underlying funds that invest in equities, the Fund is subject to market risk, which is the risk that the value of an investment may fluctuate in response to stock market movements.
Performance
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s investment results have varied from year to year. The table shows the Fund’s average annual total returns for various periods compared to a broad market index. Neither the bar chart nor the table reflects charges deducted in connection with variable contracts. If these charges were reflected, returns would be less than those shown. The Fund’s past performance is not necessarily an indication of its future performance. Updated performance information current to the most recent month-end is available at no cost by visiting www.ultraseriesfund.com or by calling 1-800-670-3600.
15

Calendar Year Total Returns for Class I Shares

Best Calendar Quarter:	2Q 2020	13.16%
Worst Calendar Quarter:	1Q 2020	-10.18%

Average Annual Total Returns
For Periods Ended December 31, 2021

	1 Year	5 Years	10 Years
Class I Shares	10.22%	10.55%	10.29%
S&P Target Date To 2050 Index (reflects no deduction for sales charges, account fees, expenses or taxes)	17.46%	12.56%	11.27%
Portfolio Management
The investment adviser to the Fund is Madison Asset Management, LLC. David Hottmann, CPA and CFA (Vice President, Portfolio Manager) and Patrick Ryan, CFA (Head of Multi-Asset Solutions, Portfolio Manager) co-manage the Fund. Messrs. Hottmann and Ryan have served in this capacity since January 2011.
Purchase and Sale of Fund Shares
Fund shares are not sold directly to the public. The purchase of Fund shares is limited to separate accounts of insurance companies that exclusively support variable annuity contracts that qualify as pension plan contracts under Section 818(a) of the Internal Revenue Code of 1986, as amended (the “Code”). Orders received from the separate accounts are invested or redeemed (without sales or redemption charges) in shares of the Fund at the net asset value next determined after the Fund receives the order. Please refer to the variable annuity contracts disclosure statement for further information.
Tax Information
The Fund generally distributes most or all of its net investment income and net capital gains. Net investment income distributions are declared and paid annually. Net capital gain distributions, if any, are typically made in December. The distributions received from the Fund should be subject to the special rules set forth in Sections 807, 817(a) and 817(b) of the Code, which are designed to effectively eliminate current taxation with respect to assets held in separate accounts by insurance companies to the extent such assets support variable contracts. It should also be noted that the Fund does not intend to satisfy the requirements of Section 817(h) of the Code. Therefore, shares of the Fund should only be purchased by separate accounts of insurance companies that support variable life insurance or annuity contracts that qualify as pension plans contracts under Section 818(a) of the Code, as such contracts are not subject to the requirements of Section 817(h). If Fund shares were to be purchased by a separate account to support a variable contract that is not a pension plan contract, the contract would not be treated as a life insurance contract or annuity contract for federal tax purposes and the investment earnings under such contract would be currently taxable.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a financial advisor), the Fund, the Fund’s investment adviser and/or the Fund’s principal distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.
16

ADDITIONAL RISKS

Unknown Market Risks
Investing in the Funds involves risk. In addition to the other risks described in this prospectus, you should understand what we refer to as “unknown market risks.” While investments in stocks and bonds have been keystones in wealth building and management for a hundred years, at times these investments have produced surprises for even the savviest investors. Those who enjoyed growth and income of their investments were rewarded for the risks they took by investing in the markets. When the rare calamity strikes, the word “security” itself seems a misnomer. Although we seek to appropriately address and manage the risks we have identified in this prospectus, you should understand that the very nature of the securities markets includes the possibility that there may be additional risks of which we are not aware and, therefore, have not identified in this prospectus. We certainly seek to identify all applicable risks and then appropriately address them, take appropriate action to reasonably manage them and, of course, make you aware of them so you can determine if they exceed your risk tolerance. Nevertheless, the often volatile nature of the securities markets and the global economy in which we work suggests that the risk of the unknown is something you must consider in connection with your investment in the Funds. Unforeseen events have the potential to upset the best laid plans, and could, under certain circumstances, produce a material loss of the value of some or all of the Funds.
Recent Market Events
U.S. and international markets have experienced volatility in recent months and years due to a number of economic, political and global macro factors, including rising inflation, the conflict between Russia and Ukraine and the impact of the coronavirus (COVID‑19) global pandemic, which resulted in a public health crisis, business interruptions, growth concerns in the U.S. and overseas, supply chain shortages and labor shortages. travel restrictions, changed social behaviors, rising inflation and reduced consumer spending. While U.S. and global economies are recovering from the effects of COVID‑19, the recovery is proceeding at slower than expected rates and may last for a prolonged period of time. The impact and spread of infectious diseases in developing or emerging market countries may cause relatively greater strain on those countries’ healthcare systems than those in developed countries. Continuing uncertainties regarding inflation, interest rates, political events, the Russia-Ukraine conflict, rising government debt in the U.S. and trade tensions have also contributed to market volatility. Global economies and financial markets are increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact issuers in a different country or region. In particular, a rise in protectionist trade policies, slowing global economic growth, risks associated with epidemic and pandemic diseases, risks associated with the departure of the United Kingdom from the European Union, the risk of trade disputes, and the possibility of changes to some international trade agreements, could affect the economies of many nations, including the United States, in ways that cannot necessarily be foreseen at the present time. Continuing market volatility as a result of recent market conditions or other events may have adverse effects on your account. Madison will monitor developments and seek to manage the Funds in a manner consistent with achieving each Fund’s investment objective, but there can be no assurance that they will be successful in doing so.
Cybersecurity Risk
The computer systems, networks and devices used by the Funds and their service providers to carry out routine business operations employ a variety of protections designed to prevent damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons and security breaches. Despite the various protections utilized by the Funds and their service providers, systems, networks, or devices potentially can be breached. The Funds and their respective shareholders could be negatively impacted as a result of a cybersecurity breach. Cybersecurity breaches can include, but are not limited to, gaining unauthorized access to digital systems, networks or devices (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information; infection from computer viruses, corrupting data or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. Cybersecurity breaches may cause disruptions and impact a fund’s business operations, potentially resulting in financial losses; interference with a fund’s ability to calculate its NAV; impediments to trading; the inability of a fund, its investment advisor or subadviser, as applicable, and other service providers to transact business; violations of applicable privacy and other laws; regulatory fines; penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs; as well as the inadvertent release of confidential information. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Funds’ service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Funds cannot control the cyber security plans and systems put in place by its service providers or any other third parties whose operations may affect the Funds or their shareholders. The Funds and their shareholders could be negatively impacted as a result.

17

Fixed-Income Risk
The market values of fixed income investments change in response to interest rate changes and other factors. During periods of rising interest rates, the values of outstanding fixed income securities generally decrease. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market value fluctuations as a result of changes in interest rates. During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or called) by the issuer prior to maturity, whereas during periods of rising interest rates, certain debt obligations with low interest rates may be extended beyond maturity. A rise in interest rates may also increase volatility and reduce liquidity in the fixed income markets, and result in a decline in the value of fixed income investments. In addition, reductions in dealer market-making capacity as a result of structural or regulatory changes could further decrease liquidity and/or increase volatility in the fixed income markets. In addition to these risks, fixed income securities may be subject to credit risk, which is the possibility that an issuer will be unable or unwilling to make timely payments of either principal or interest.
Management Risk
Each Fund is subject to management risk as an actively-managed investment portfolio and depends on the decisions of the co-portfolio managers to produce the desired results.
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THE SHARES

As used herein, the terms “USF Target Date Fund," or "USF Target Date Funds" refers to the Ultra Series Madison Target Retirement 2020 Fund, the Ultra Series Madison Target Retirement 2030 Fund, the Ultra Series Madison Target Retirement 2040 Fund and the Ultra Series Madison Target Retirement 2050 Fund.
Offer
The Ultra Series Fund (the “Trust”) offers one class of shares in the USF Target Date Funds: Class I. Class I shares are offered to the Group Variable Annuity Separate Accounts ("GVA Separate Accounts") of CMFG Life Insurance Company ("CMFG Life"). The purchase of shares of the USF Target Date Funds is limited to separate accounts of insurance companies that exclusively support variable contracts that qualify as pension plan contracts under section 818(a) of the Internal Revenue Code (the "Code"). The Trust does not offer shares directly to the general public. The Trust offers additional Funds (and share classes) through a separate prospectus.
The Trust, on behalf of the USF Target Date Funds, has entered into a participation agreement with CMFG Life, the sponsor of the GVA Separate Accounts, setting forth the terms and conditions pursuant to which said Separate Accounts may purchase and redeem shares of the funds.
Investments in the USF Target Date Funds by the GVA Separate Accounts are made through the CMFG group variable annuity contracts ("variable contracts"), which based upon representatives from CMFG Life Insurance Company, are intended to be pension plan contracts. Purchase payments under the variable contracts are placed into one or more subaccounts of the GVA Separate Account, and the assets of each subaccount are invested (without sales or redemption charges) in shares of the Fund corresponding to that subaccount.
This prospectus should be read in conjunction with the disclosure statements for the variable contracts.
Pricing of Fund Shares
Each Fund’s shares will be purchased and redeemed at the share’s net asset value (“NAV”) without sales or redemption charges. The NAV per share for a Fund and class is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4:00 p.m., Eastern Time) by dividing the net assets of each Fund and class by the number of shares outstanding of that Fund and class. Transaction requests received by the GVA Separate Accounts after the close of regular trading on the New York Stock Exchange (usually 4:00 p.m., Eastern Time) will be processed using the next day’s NAV. The NAV per share for each Fund and class is not determined on days the New York Stock Exchange is closed for trading. The New York Stock Exchange is closed on New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
For all Funds, the Fund’s NAV is equal to the market value of its investments and other assets, less any liabilities, divided by the number of Fund shares. In addition, because the assets of each Fund consist primarily of shares of underlying funds, the NAV of each such Fund is determined based on the NAVs of the underlying funds.
Because each Fund will only invest in underlying funds, government securities and short-term paper, it is not anticipated that the Funds’ investment adviser, Madison Asset Management, LLC (“Madison”), will need to “fair” value any of the investments of these funds. However, an underlying fund may need to “fair” value one or more of its investments, which may, in turn, require a Target Date Fund to do the same because of delays in obtaining the underlying fund’s NAV. The following fair valuation policy is followed by Madison with respect to the Funds that it advises. It is anticipated that unaffiliated underlying funds will have a fair valuation policy that is similar, and such policy will be described in the prospectus of the underlying fund, including an explanation of the circumstances under which fair value pricing will be used and the effects of using fair value pricing.
If quotations are not readily available for a security or other portfolio investment, or if it is believed that a quotation or other market price for a security or other portfolio investment does not represent its fair value, Madison may value the security or investment using procedures approved by the Board of Trustees of the Trust that are designed to establish its fair value. The fair valuation procedures may be used to value any investment of any Fund in the appropriate circumstances. Securities and other investments valued at their “fair” value entail significantly greater valuation risk than do securities and other investments valued at an established market value.
Madison relies on its fair value procedures most often in connection with foreign securities whose principal trading market(s) is outside the U.S. and/or are denominated in a foreign currency. From time to time, events occur that affect the issuers of such foreign securities or the securities themselves, or information about the issuer or securities becomes available, after the close of trading in the securities but before the close of regular trading on the New York Stock Exchange (usually 3:00 p.m., Central Time). In these situations, the fair value of the foreign security may be something other than the last available quotation or other market price. With regard to such foreign securities, the fair valuation procedures include consultation with an independent “fair value” pricing service. Nonetheless, Madison separately evaluates each such foreign security and may, in conformity with the fair valuation procedures, establish a different fair value than that reached by the independent pricing service or other financial institutions or investment managers.
19

Determining the fair value of securities involves consideration of objective factors as well as the application of subjective judgments about their issuers and the markets in which they are traded. A number of methodologies are available for determining the value of securities for which there is no clear market value or for which after-market events make prior market values unreliable. The value established by Madison under the fair valuation procedures for any security or other investment (or underlying fund) may vary from the last quoted sale price or market close price, or from the value given to the same security or investment by: (1) an independent pricing service; (2) other financial institutions or investment managers; or (3) Madison, had it used a different methodology to value the security. The Trust cannot assure that a security or other portfolio investment can be sold at the fair value assigned to it at any time.
To the extent the Funds hold portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Funds do not price their shares, the NAV of such Funds’ shares may change on days when shareholders will not be able to purchase or redeem the Funds’ shares.
Purchase and Redemption
For each day on which a Fund’s NAV is calculated, the GVA Separate Accounts transmit to the Funds orders to purchase or redeem shares of the Fund based on the purchase, redemption (surrender), and transfer requests from variable contract owners that have been processed on that day, although such purchases and redemptions may be executed the next morning. Shares are purchased and redeemed at NAV, without the deduction of sales or redemption charges. Payment for shares redeemed will typically be made one business day following receipt and acceptance of a redemption order. However, payment may take longer than one business day and may take up to seven days as generally permitted by the 1940 Act. In addition, the right of redemption may be suspended as permitted by applicable laws and regulations. For a more detailed description of the procedures for allocating value in a subaccount to a Fund, owners of variable contracts should refer to the disclosure statement for their contracts.
Notwithstanding the foregoing, the Trust reserves the right to refuse to sell shares to the GVA Separate Accounts if such sales are not in the Trust’s or a Fund’s best interests. For example, the Trust may reject purchase orders from the GVA Separate Accounts when such orders appear to be part of a pattern of large purchases and redemptions that, in the opinion of the Trust, may reflect the efforts of variable contract owners to time the market or arbitrage the changing value of a Fund’s assets between daily pricing.
Frequent Trading
The Trust has a policy of making reasonable efforts to deter frequent purchases and redemptions of large amounts of shares of any Fund that may disrupt orderly management of the Fund’s investment portfolio (“disruptive trading”). As investment vehicles for variable contracts that qualify as pension plans which are designed as long-term investments, the Funds are not appropriate for frequent trading or other trading strategies that entail rapid or frequent investment and disinvestment with regard to any Fund or market sector.
Such practices often disrupt the orderly management of a Fund’s investment portfolio by, among other things:
•requiring more than optimal amounts of assets to be invested in money market instruments or other very liquid holdings;
•necessitating premature liquidation of certain investments at unfavorable prices; or
•increasing brokerage commissions and other portfolio transaction expenses.
Likewise, exploiting potential uncertainty about the value of certain portfolio investments when a Fund calculates its NAV often dilutes that value of investments held by long-term investors. In addition, such practices may give rise to irreconcilable conflicts of interest between owners of different types of variable contracts and plan participants, or otherwise cause the Trust to breach participation agreements.
The Trust’s Board has adopted policies and procedures reasonably designed to detect and deter disruptive trading. The Trust's policies include: (1) a policy of not knowingly accommodating variable contract owner and/or plan participant transactions that result in disruptive trading, (2) a policy of applying any future restrictions on the volume or number of purchases of Fund shares uniformly to all accounts and plans without exception, and (3) a policy permitting procedures to vary among Funds included within the Trust provided that procedures related to restrictions on the volume or number of purchases of shares for a particular Fund apply uniformly to all accounts and plans investing in the Funds. At the current time, the procedures do not include specific restrictions on the volume or number of purchases of Fund shares.
In addition to the above, to combat dilution of the value of long-term shareholders’ interests in the Funds, the Board has adopted policies and procedures for the Funds to employ fair valuation procedures on the securities held in their portfolios.
20

Except as set forth below, currently, the only shareholders of the USF Target Date Funds are the CMFG Life GVA Separate Accounts. Although each GVA Separate Account typically makes either one purchase or redemption of shares of each Fund each day, the Trust does not consider such transactions disruptive to the Funds unless they are large in relation to a Fund’s size and not the random result of net variable contract owner transactions. However, the Trust considers large purchases or redemptions of shares resulting from contract owners engaging in: (1) “frequent trading,” (2) attempted arbitrage based on the potential for uncertainty in the value of certain portfolio investments at the time the Funds compute their NAV, or (3) other trading strategies that entail rapid or frequent transfers of contract value from one subaccount to another, to be disruptive trading and will take appropriate action to deter such trading, including adoption of specific procedures appropriate to the circumstances. Because any disruptive trading would occur in the GVA Separate Account, the Trust has adopted, as its own, the disruptive trading policy of CMFG Life. The policy provides for CMFG Life to monitor individual contract value transfer patterns, to identify those that exceed certain frequency and/or amount thresholds that, in the past, have been indicators of potential disruptive trading. The monitoring process generates reports regarding such transactions that CMFG Life examines to determine if disruptive trading has taken place.
CMFG Life applies the policies and procedures for each GVA Separate Account uniformly to all variable contracts issued through that account.
In addition to adopting procedures, the Trust may take other actions to stop disruptive trading such as ceasing sales of additional shares of the Funds to a GVA Separate Account through which offending variable contract owners may be operating. In such an event, all other owners of contracts issued through that account would be disadvantaged. Because actions taken to deter disruptive trading may be particular to the GVA Separate Account, the Trust may not take such action on a uniform basis for all GVA Separate Accounts.
Although the Trust will endeavor to ensure that each GVA Separate Account can and does identify and deter disruptive trading by its variable contract owners, it cannot be certain that any particular control will operate to deter all activity that can result in disruptive trading or guarantee their success at deterrence. Therefore, an investment in the Funds is subject to the risks of disruptive trading.
Disclosure of Portfolio Holdings
A complete description of the Funds’ policies and procedures with respect to the disclosure of portfolio holdings is available in the SAI. Please see the back cover of this prospectus for information about the SAI and the Fund's website.
Dividends
Dividends of each Fund are distributed to the Fund’s corresponding separate account for variable contracts and automatically reinvested in additional Fund shares.
Dividends of net investment income are declared and reinvested annually in full and fractional shares. Dividends of net capital gains are declared and reinvested at least annually in full and fractional shares. In no event will net capital gain dividends be declared and paid more frequently than allowed under SEC rules.
The Funds’ distributions may be subject to federal income tax, except as described below. An exchange of Fund shares may also be treated as a sale of Fund shares and any gain on the transaction may be subject to federal income tax, expect as described below.
Taxes
For federal income tax purposes, each Fund is treated as a separate entity from the other Funds included within the Trust. Each Fund intends to qualify each year as a “regulated investment company” under the Code as amended. By so qualifying, a Fund is not subject to federal income tax to the extent that its net investment income and net realized capital gains are distributed to the GVA Separate Accounts.
The Funds generally distribute most or all of their net investment income and net capital gains. The distributions received from each Fund should be subject to the special rules set forth in Sections 807, 817(a) and 817(b) of the Code, which are designed to effectively eliminate current taxation with respect to assets held in separate accounts by insurance companies to the extent such assets support variable contracts. It should also be noted that the USF Target Date Funds do not intend to satisfy the requirements of Section 817(h) of the Code. Therefore, shares of the USF Target Date Funds should only be purchased by separate accounts of insurance companies that support variable life insurance or annuity contracts that qualify as pension plans contracts under Section 818(a) of the Code as such contracts are not subject to the requirements of Section 817(h). If Fund shares were to be purchased by a separate account to support a variable contract that is not a pension plan contract, the contract would not be treated as a life insurance contract or annuity contract for federal tax purposes and the investment earnings under such contract would be currently taxable. For information concerning the federal tax consequences to the purchasers of the variable annuity contracts, see the disclosure statement for such contracts.
For more information about the tax status of the Funds, see “Taxes” in the SAI.
21

INVESTMENT ADVISER

General
The Funds’ investment adviser is Madison Asset Management, LLC (“Madison”), a subsidiary of Madison Investment Holdings, Inc. (“MIH”), both located at 550 Science Drive, Madison, Wisconsin 53711. As of December 31, 2021, MIH, which was founded in 1974, and its affiliate organizations, including Madison, managed approximately $24.8 billion in assets, including open-end mutual funds, a closed-end fund, separately managed accounts and wrap accounts. Madison is responsible for the day-to-day administration of the Funds’ activities. Investment decisions regarding each of the Funds can be influenced in various manners by a number of individuals. Generally, all management decisions are the ultimate responsibility of Madison’s Investment Strategy Oversight Committee. This committee is comprised of senior officers and portfolio managers of Madison.
Investment Advisory Agreement
Under an investment advisory agreement, Madison, as payment for its services as the investment adviser, is entitled to receive an investment advisory fee (or management fee) of 0.25% annually based upon the average daily net assets of each Fund, which is computed daily and paid monthly.
A discussion regarding the basis for the approval of the Funds’ investment advisory contract by the Board of Trustees is contained in the Funds’ annual report to shareholders for the period ended December 31, 2021.
Administrative Services Agreement
In addition to the management fee, Madison is entitled to receive an administrative services fee from the Target Date Funds pursuant to the terms of a separate Administrative Services Agreement. Under this agreement, Madison provides or arranges for the Target Date Funds to have all operational and support services needed by the Funds, for which Madison is entitled to receive a fee of 0.05% annually based upon the average daily net assets of each Fund, which is computed and accrued daily and paid monthly. The fees and expenses of independent counsel to the independent Trustees and the fees and expenses of the Trust’s independent registered public accountant are covered under this agreement.

The Administrative Services Agreement does not cover, and therefore the Funds pay directly for, the following fees and expenses:: (i) transaction-related expenses including, but not limited to, brokerage commissions paid in connection with fund transactions, interest or fees in connection with fund indebtedness or taxes paid in connection with portfolio securities held, (ii) acquired fund fees, and (iii) any extraordinary or nonrecurring expenses (such as fees and expenses relating to any temporary line of credit the Funds maintain for emergency or extraordinary purposes), and (iv) Independent Trustee compensation, including Lead Independent Trustees compensation.
PORTFOLIO MANAGEMENT

Madison Asset Management, LLC
Madison manages the assets of the Funds set forth below, with the persons listed being primarily responsible for the day-to-day management of these Funds:
Target Date Funds. The Funds are co-managed by David Hottmann, CFA and CPA, and Patrick Ryan, CFA. Mr. Hottmann, Vice President and Portfolio Manager of Madison, has co-managed the Target 2020, Target 2030 and Target 2040 Funds since September 2009, which is when he joined Madison as a senior member of the firm’s asset allocation management team. Prior to joining the firm, Mr. Hottmann had been the Chief Investment Officer at ACS Johnson Investment Advisors, his employer since 1999. Mr. Ryan, Head of Multi-Asset Solutions, Portfolio Manager of Madison, has co-managed the Target 2020, Target 2030 and Target 2040 Funds since October 2007. Prior to joining Madison in July 2009, Mr. Ryan was a Senior Analyst at MEMBERS Capital Advisors, Inc. (“MCA”), the former investment adviser to the Funds. While at MCA, Mr. Ryan had been responsible for conducting manager research and due diligence for MCA’s managed accounts products since 2004. Messrs. Hottmann and Ryan have co-managed the Target 2050 Fund since the Fund’s inception on January 1, 2011.
Information regarding the portfolio managers’ compensation, their ownership of securities in the Funds and the other accounts they manage can be found in the SAI.
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FINANCIAL HIGHLIGHTS

The financial highlights tables that follow are intended to help you understand the Funds’ financial performance for the past five years. Certain information reflects financial results for a single Fund share outstanding for the period presented. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions.
The financial highlights for each of the periods presented below have been derived from the Funds’ financial statements and financial highlights, which have been audited by Deloitte & Touche LLP, whose report, along with the Funds’ financial statements and financial highlights, is incorporated by reference in the SAI and included in the Funds’ annual report, each of which is available upon request.

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FINANCIAL HIGHLIGHTS FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING

MADISON TARGET RETIREMENT 2020 FUND
	Year Ended December 31,
CLASS I	2021	2020	2019	2018	2017
Net Asset Value at beginning of period	$7.87	$7.83	$7.38	$7.93	$8.06
Income from Investment Operations:
Net investment income	0.13	0.09	0.16[1]	0.16	0.19
Net realized and unrealized gain (loss) on investments	(0.02)	0.60	0.70	(0.32)	0.48
Total from investment operations	0.11	0.69	0.86	(0.16)	0.67
Less Distributions From:
Net investment income	(0.10)	(0.13)	(0.14)	(0.19)	(0.37)
Capital gains	(0.28)	(0.52)	(0.27)	(0.10)	(0.43)
Return of Capital	—	—	—	(0.10)	—
Total distributions	(0.38)	(0.65)	(0.41)	(0.39)	(0.80)
Net increase (decrease) in net asset value	(0.27)	0.04	0.45	(0.55)	(0.13)
Net Asset Value at end of period	$7.60	$7.87	$7.83	$7.38	$7.93
Total Return (%)[2]	1.45	8.80	11.76	(2.11)	8.34
Ratios/Supplemental Data:
Net Assets at end of period (in 000's)	$27,014	$35,685	$35,602	$38,523	$47,510
Ratios of expenses to average net assets:	0.31	0.30	0.30	0.03[3]	0.00[3,4]
Ratio of net investment income to average net assets (%)	1.54	1.14	2.00	1.75[3]	1.89[3]
Portfolio turnover (%)	210	318	276	35	9

MADISON TARGET RETIREMENT 2030 FUND
	Year Ended December 31,
CLASS I	2021	2020	2019	2018	2017
Net Asset Value at beginning of period	$8.18	$7.89	$7.34	$8.16	$8.26
Income from Investment Operations:
Net investment income	0.29	0.09	0.16[1]	0.17	0.19
Net realized and unrealized gain (loss) on investments	0.29	0.82	1.08	(0.50)	0.89
Total from investment operations	0.58	0.91	1.24	(0.33)	1.08
Less Distributions From:
Net investment income	(0.20)	(0.12)	(0.14)	(0.21)	(0.38)
Capital gains	(0.41)	(0.50)	(0.55)	(0.28)	(0.80)
Total distributions	(0.61)	(0.62)	(0.69)	(0.49)	(1.18)
Net increase (decrease) in net asset value	(0.03)	0.29	0.55	(0.82)	(0.10)
Net Asset Value at end of period	$8.15	$8.18	$7.89	$7.34	$8.16
Total Return (%)[2]	7.20	11.77	17.10	(4.04)	13.18
Ratios/Supplemental Data:
Net Assets at end of period (in 000's)	$71,328	$70,125	$62,469	$62,556	$74,415
Ratios of expenses to average net assets:	0.31	0.30	0.30	0.03[3]	0.00[3,4]
Ratio of net investment income to average net assets (%)	3.40	1.09	1.97	1.88[3]	1.78[3]
Portfolio turnover (%)	215	372	244	33	13

1	Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.
2	These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.
3	Amount does not include income or expenses of the underlying GS Target Date Portfolio, nor the underlying expenses of the funds held by the GS Target Date Portfolio.
5	Amounts represent less than 0.01%.

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FINANCIAL HIGHLIGHTS FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING

MADISON TARGET RETIREMENT 2040 FUND
		Year Ended December 31,
CLASS I	2021	2020	2019	2018	2017
Net Asset Value at beginning of period	$7.52	$7.21	$6.66	$7.55	$7.66
Income from Investment Operations:
Net investment income	0.31	0.08	0.15[1]	0.16	0.19
Net realized and unrealized gain (loss) on investments	0.36	0.81	1.09	(0.52)	0.97
Total from investment operations	0.67	0.89	1.24	(0.36)	1.16
Less Distributions From:
Net investment income	(0.21)	(0.10)	(0.14)	(0.21)	(0.38)
Capital gains	(0.49)	(0.48)	(0.55)	(0.32)	(0.89)
Total distributions	(0.70)	(0.58)	(0.69)	(0.53)	(1.27)
Net increase (decrease) in net asset value	(0.03)	0.31	0.55	(0.89)	(0.11)
Net Asset Value at end of period	$7.49	$7.52	$7.21	$6.66	$7.55
Total Return (%)[2]	8.91	12.51	18.86	(4.88)	15.16
Ratios/Supplemental Data:
Net Assets at end of period (in 000's)	$40,984	$41,990	$37,060	$38,424	$49,909
Ratios of expenses to average net assets:	0.31	0.30	0.30	0.03[3]	0.00[3,4]
Ratio of net investment income to average net assets (%)	3.71	1.08	1.94	1.69[3]	1.76[3]
Portfolio turnover (%)	209	367	258	30	16

MADISON TARGET RETIREMENT 2050 FUND
		Year Ended December 31,
CLASS I	2021	2020	2019	2018	2017
Net Asset Value at beginning of period	$13.00	$12.37	$12.03	$13.60	$12.57
Income from Investment Operations:
Net investment income	0.57	0.13	0.26[1]	0.26	0.27
Net realized and unrealized gain (loss) on investments	0.74	1.43	2.10	(1.06)	1.87
Total from investment operations	1.31	1.56	2.36	(0.80)	2.14
Less Distributions From:
Net investment income	(0.38)	(0.18)	(0.22)	(0.38)	(0.54)
Capital gains	(0.72)	(0.75)	(1.80)	(0.39)	(0.57)
Total distributions	(1.10)	(0.93)	(2.02)	(0.77)	(1.11)
Net increase (decrease) in net asset value	0.21	0.63	0.34	(1.57)	1.03
Net Asset Value at end of period	$13.21	$13.00	$12.37	$12.03	$13.60
Total Return (%)[2]	10.22	12.80	20.55	(5.85)	16.99
Ratios/Supplemental Data:
Net Assets at end of period (in 000's)	$34,283	$30,437	$24,850	$23,081	$28,231
Ratios of expenses to average net assets:	0.30	0.30	0.30	0.03[3]	0.00[3,4]
Ratio of net investment income to average net assets (%)	4.34	1.07	1.95	1.61[3]	1.79[3]
Portfolio turnover (%)	228	390	292	37	8

1	Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.
2	These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.
3	Amount does not include income or expenses of the underlying GS Target Date Portfolio, nor the underlying expenses of the funds held by the GS Target Date Portfolio.
4	Amounts represent less than 0.01%.

25

MORE INFORMATION ABOUT ULTRA SERIES FUND

The following documents contain more information about the Funds and are available free upon request:
Statement of Additional Information. The SAI contains additional information about the Funds. A current SAI has been filed with the SEC and is incorporated herein by reference. This means that the SAI, for legal purposes, is part of this prospectus
Annual and Semi-Annual Reports. The Funds’ annual and semi-annual reports provide additional information about the Funds’ investments. The annual report contains a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during the last fiscal year.
Requesting Documents. You may request a copy of the SAI and the annual and semi-annual reports, make shareholder inquiries, without charge, or request further information about the Funds by contacting your financial advisor or by contacting the Funds at: Ultra Series Fund, c/o Madison Asset Management, LLC, 550 Science Drive, Madison, WI 53711; telephone: 1-800-670-3600. The SAI and annual and semi-annual reports are also available on the Funds’ website located at www.ultraseriesfund.com.
Reports and other information about the Funds are also available on the EDGAR database on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplications fee, by electronic request at the following email address: publicinfo@sec.gov.

Ultra Series Fund
c/o Madison Asset Management, LLC
550 Science Drive
Madison, WI 57311

Investment Company
File No. 811-04815
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STATEMENT OF ADDITIONAL INFORMATION

ULTRA SERIES FUND
550 Science Drive
Madison, Wisconsin 53711

Target Allocation Funds
Conservative Allocation Fund
Moderate Allocation Fund
Aggressive Allocation Fund

Income Funds
Core Bond Fund
High Income Fund
Diversified Income Fund

Stock Funds
Large Cap Value Fund
Large Cap Growth Fund
Mid Cap Fund
International Stock Fund

Target Date Funds
Madison Target Retirement 2020 Fund
Madison Target Retirement 2030 Fund
Madison Target Retirement 2040 Fund
Madison Target Retirement 2050 Fund

This is not a prospectus. This statement of additional information (“SAI”) should be read in conjunction with the currently effective prospectuses (the “prospectuses”) for the Ultra Series Fund (the “Trust”), which are referred to herein. The prospectuses concisely set forth information that a prospective investor should know before investing. For a copy of one of the Trust’s prospectuses dated May 1, 2022, please call 1-800-798-5500 or write to CMFG Life Insurance Company (“CMFG Life”), 2000 Heritage Way, Waverly, Iowa 50677.
The Trust’s audited financial statements are incorporated herein by reference to the Trust’s annual report for the fiscal year ended December 31, 2021, which has been filed with the Securities and Exchange Commission (the “SEC”) and provided to all shareholders. For a copy, without charge, of the Trust’s annual report to shareholders, please call 1-800-798-5500 or visit our website at www.ultraseriesfund.com.

The date of this SAI is May 1, 2022

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GENERAL INFORMATION

The Ultra Series Fund (the “Trust”) is a diversified, open-end management investment company consisting of separate investment portfolios or funds (each, a “fund”) each of which has a different investment objective and policies. Each fund is a diversified, open-end management investment company, commonly known as a mutual fund. The funds described in the prospectuses and this Statement of Additional Information (“SAI”) are the Conservative Allocation, Moderate Allocation and Aggressive Allocation Funds (collectively, the “Target Allocation Funds”), the Core Bond, High Income, Diversified Income, Large Cap Value, Large Cap Growth, Mid Cap, and International Stock Funds (collectively, the “Core Funds”), and the Madison Target Retirement 2020, Madison Target Retirement 2030, Madison Target Retirement 2040 and Madison Target Retirement 2050 Funds (collectively, the “Target Date Funds”).
The Trust was organized under the laws of the Commonwealth of Massachusetts on September 16, 1983 and is a Massachusetts business trust. As a Massachusetts business trust, the Trust’s operations are governed by its Amended and Restated Declaration of Trust dated May 1, 2012, as amended from time to time (the “Declaration of Trust”).
INVESTMENT PRACTICES

The prospectuses describe the investment objective and policies of each of the funds. The following information is provided for those investors wishing to have more comprehensive information than that contained in the prospectuses.
Since each Target Allocation and Target Date Funds will invest in shares of other investment companies, except as disclosed in the prospectuses, to the extent that an investment practice noted below describes specific securities, if a Target Allocation or Target Date Funds invests in those securities, it does so indirectly, through its investment in underlying funds.
Lending Portfolio Securities
Each fund, except the Target Date Funds, may lend portfolio securities. Loans will be made only in accordance with guidelines established by the Board of Trustees of the Trust (the “Board” or the “Board of Trustees”) and on the request of broker-dealers or institutional investors deemed qualified, and only when the borrower agrees to maintain cash or U.S. government securities as collateral with a fund equal at all times to at least 102% of the value of domestic securities and 105% of the value of non-domestic securities, based upon the prior days market value for securities loaned. A fund will continue to receive interest or dividends, in the form of substitute payments which may not be as beneficial from a tax perspective to the fund as the actual interest or dividend payment, on the securities loaned and will, at the same time, earn an agreed-upon amount of interest on the collateral which will be invested in readily marketable short-term high quality government securities. A fund will retain the right to call the loaned securities and may call loaned voting securities if important shareholder meetings are imminent. Such security loans will not be made if, as a result, the aggregate of such loans exceeds 33⅓% of the value of a fund’s assets. The fund may terminate such loans at any time.
The primary risk associated with securities lending is loss associated with investment of cash and non-cash collateral. To mitigate this risk, the funds will invest collateral only in high quality government securities. A secondary risk is if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons. To mitigate the risk, loans will be made only to firms deemed by the funds’ investment adviser, Madison Asset Management, LLC (“Madison” or "Investment Adviser"), to be in good financial standing and will not be made unless, in Madison’s judgment, the consideration to be earned from such loans would justify the risk. The fund could experience delays and costs in recovering securities loaned or in gaining access to the collateral. Under the funds' agreement with State Street Bank and Trust Company, the fund's securities lending agent, the securities lending agent has provided a limited indemnification in the event of a borrower default. The funds do not have a master netting agreement.
Illiquid Securities
Each fund may invest in illiquid securities (i.e., securities that are not readily marketable) as a non-principal investment strategy up to the percentage limits described below in the “Higher-Risk Securities and Practices” section. In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "1940 Act"), the funds are subject to the guidelines set forth in the Trust’s liquidity risk management program. The term “illiquid security” is defined as a security that Madison reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the security.
Foreign Transactions
Foreign Securities. Each fund may invest in foreign securities. Investing in foreign securities is a principal investment strategy of the International Stock Fund (refer to the applicable prospectus for more information). The percentage limitations on each fund’s investment in foreign securities are set forth in the prospectuses and below in the “Higher-Risk Securities and Practices” section.
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Foreign securities refers to securities that are: (i) issued by companies organized outside the U.S. or whose principal operations are outside the U.S., or issued by foreign governments or their agencies or instrumentalities ( “foreign issuers”); (ii) principally traded outside of the U.S.; and/or (iii) quoted or denominated in a foreign currency (“non-dollar securities”).
Foreign securities may offer potential benefits that are not available from investments exclusively in securities of domestic issuers or dollar-denominated securities. Such benefits may include the opportunity to invest in foreign issuers that appear to offer better opportunity for long-term capital appreciation, more income or current earnings than investments in domestic issuers, the opportunity to invest in foreign countries with economic policies or business cycles different from those of the U.S. and the opportunity to invest in foreign securities markets that do not necessarily move in a manner parallel to U.S. markets.
Investing in foreign securities involves significant risks that are not typically associated with investing in U.S. dollar-denominated securities or in securities of domestic issuers. Such investments may be affected by changes in currency exchange rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations (e.g., currency blockage). Some foreign stock markets may have substantially less volume than, for example, the New York Stock Exchange and securities of some foreign issuers may be less liquid than securities of comparable domestic issuers. Commissions and dealer mark-ups on transactions in foreign investments may be higher than for similar transactions in the U.S. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, on certain occasions, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.
Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. There may be less publicly available information about a foreign issuer than about a domestic one. In addition, there is generally less government regulation of stock exchanges, brokers, and listed and unlisted issuers in foreign countries than in the U.S. Furthermore, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, limitations on the removal of funds or other assets of the fund making the investment, or political or social instability or diplomatic developments which could affect investments in those countries.
Investments in short-term debt obligations issued either by foreign issuers or foreign financial institutions or by foreign branches of U.S. financial institutions (collectively, “foreign money market securities”) present many of the same risks as other foreign investments. In addition, foreign money market securities present interest rate risks similar to those attendant to an investment in domestic money market securities.
Investments in ADRs, EDRs, GDRs and SDRs. Many securities of foreign issuers are represented by American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and Swedish Depositary Receipts ("SDRs").
ADRs are receipts typically issued by a U.S. financial institution or trust company which represent the right to receive securities of foreign issuers deposited in a domestic bank or a foreign correspondent bank. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the U.S. on exchanges or over-the-counter and are sponsored and issued by domestic banks. In general, there is a large, liquid market in the U.S. for ADRs quoted on a national securities exchange or the NASDAQ Global Market. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject.
EDRs, GDRs and SDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in non-U.S. securities markets. EDRs are typically issued in bearer form and are designed for trading in the European markets. GDRs, including SDRs, are issued either in bearer or registered form, are designed for trading on a global basis. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.
Depositary receipts do not eliminate all the risk inherent in investing in the securities of foreign issuers. To the extent that a fund acquires depositary receipts through banks which do not have a contractual relationship with the foreign issuer of the security underlying the receipt to issue and service such depositary receipts, there may be an increased possibility that the fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. The market value of depositary receipts is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the receipts and the underlying are quoted. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. However, by investing in depositary receipts rather than directly in the stock of foreign issuers, a fund will avoid currency risks during the settlement period for either purchases or sales.
Investments in Emerging Markets. Each fund may invest in securities of issuers located in countries with emerging economies and/or securities markets, often referred to as “emerging markets.” For this purpose, emerging markets are those not normally associated with generally recognized developed markets identified by industry observers such as Standard and Poor's ("S&P") or Morgan Stanley Capital International ("MSCI"). Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic
2

of more developed countries. Certain of these countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks of foreign investment generally, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of a fund’s investments in those countries and the availability to the fund of additional investments in those countries.
The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in those countries may also make investments in such countries illiquid and more volatile than investments in more developed markets, and the funds may be required to establish special custody or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.
A fund’s purchase or sale of portfolio securities in certain emerging markets may be constrained by limitations as to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on aggregate trading volume by or holdings of a fund, Madison or its affiliates and each such person’s respective clients and other service providers. A fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.
Foreign investment in certain emerging securities markets is restricted or controlled to varying degrees that may limit investment in such countries or increase the administrative cost of such investments. For example, certain countries may restrict or prohibit investment opportunities in issuers or industries important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by a fund.
Settlement procedures in emerging markets are frequently less developed and reliable than those in the U.S. and may involve a fund’s delivery of securities before receipt of payment for their sale. In addition, significant delays are common in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for a fund to value its portfolio assets and could cause a fund to miss attractive investment opportunities, to have its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities that the fund has delivered or due to the fund’s inability to complete its contractual obligations.
Currently, there is no market or only a limited market for many management techniques and instruments with respect to the currencies and securities markets of emerging market countries. Consequently, there can be no assurance that suitable instruments for hedging currency and market related risks will be available at the times when the Investment Adviser of the fund wishes to use them.
Sovereign Debt. The Core Bond Fund may invest in sovereign debt, which may trade at a substantial discount from face value. The funds may hold and trade sovereign debt of emerging market countries in appropriate circumstances and participate in debt conversion programs. Emerging country sovereign debt involves a high degree of risk, is generally lower-quality debt, and is considered speculative in nature. The issuer or governmental authorities that control sovereign debt repayment (“sovereign debtors”) may be unable or unwilling to repay principal or interest when due in accordance with the terms of the debt. A sovereign debtor’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy towards the International Monetary Fund (the “IMF”) and the political constraints to which the sovereign debtor may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearage on their debt. The commitment of these third parties to make such disbursements may be conditioned on the sovereign debtor’s implementation of economic reforms or economic performance and the timely service of the debtor’s obligations. The sovereign debtor’s failure to meet these conditions may cause these third parties to cancel their commitments to provide funds to the sovereign debtor, which may further impair the debtor’s ability or willingness to timely service its debts. In certain instances, the International Stock Fund may invest in sovereign debt that is in default as to payments of principal or interest. Under these circumstances, the funds may incur additional expenses in connection with any restructuring of the issuer’s obligations or in otherwise enforcing its rights thereunder.
Supranational Entities. The Core Bond Fund may invest in securities issued by supranational entities, such as the International Bank for Reconstruction and Development (commonly called the “World Bank”), the Asian Development Bank and the Inter-American Development Bank. The governmental members of these supranational entities are “stockholders” that typically make capital contributions to support or promote such entities’ economic reconstruction or development activities and may be committed to make additional capital contributions if the entity is unable to repay its borrowings. A supranational entity’s lending activities may be limited to a percentage of its total capital, reserves and net income. There can be no assurance that the constituent governments will be able or willing to honor their commitments to those entities, with the result that the entity may be unable to pay interest or repay principal on its debt securities, and the fund may lose money on such investments. Obligations of a supranational entity that are denominated in foreign currencies will also be subject to the risks associated with investments in foreign currencies, as described in the section “Foreign Currency Transactions.”
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Foreign Currency Transactions. Because investment in foreign issuers will usually involve currencies of foreign countries, and because each fund may have currency exposure independent of their securities positions, the value of the assets of these funds, as measured in U.S. dollars, will be affected by changes in foreign currency exchange rates. An issuer of securities purchased by a fund may be domiciled in a country other than the country in whose currency the instrument is denominated or quoted.
Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, a fund’s net asset value (“NAV”) to fluctuate as well. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the U.S. or abroad. The market in forward foreign currency exchange contracts and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. To the extent that a substantial portion of a fund’s total assets, adjusted to reflect the fund’s net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the fund will be more susceptible to the risk of adverse economic and political developments within those countries.
In addition to investing in securities denominated or quoted in a foreign currency, certain of the funds may engage in a variety of foreign currency management techniques. These funds may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the fund’s Investment Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate. These funds will incur costs in connection with conversions between various currencies.
Forward Foreign Currency Exchange Contracts. Each fund may also purchase or sell forward foreign currency exchange contracts for defensive or hedging purposes when the fund’s Investment Adviser anticipates that the foreign currency will appreciate or depreciate in value, but securities denominated or quoted in that currency do not present attractive investment opportunities and are not held in the fund’s portfolio. In addition, these funds may enter into forward foreign currency exchange contracts in order to protect against anticipated changes in future foreign currency exchange rates and may engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted if the fund’s Investment Adviser determines that there is a pattern of correlation between the two currencies.
These funds may enter into contracts to purchase foreign currencies to protect against an anticipated rise in the U.S. dollar price of securities it intends to purchase. They may enter into contracts to sell foreign currencies to protect against the decline in value of its foreign currency denominated or quoted portfolio securities, or a decline in the value of anticipated dividends from such securities, due to a decline in the value of foreign currencies against the U.S. dollar. Contracts to sell foreign currency could limit any potential gain which might be realized by a fund if the value of the hedged currency increased.
If a fund enters into a forward foreign currency exchange contract to buy foreign currency for any purpose, the fund will be required to place cash or liquid securities in a segregated account with the fund’s custodian in an amount equal to the value of the fund’s total assets committed to the consummation of the forward contract. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the segregated account so that the value of the account will equal the amount of a fund’s commitment with respect to the contract.
Forward contracts are subject to the risk that the counterparty to such contract will default on its obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive a fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the fund to cover its purchase or sale commitments, if any, at the current market price. A fund will not enter into such transactions unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is considered to be investment grade by the fund’s Investment Adviser.
Forward foreign currency exchange contract transactions are considered transactions in derivative securities. The Investment Adviser must obtain the explicit approval of the Board of Trustees prior to engaging in derivative transactions of this type.
Options on Foreign Currencies. Each fund may also purchase and sell (write) put and call options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign portfolio securities and anticipated dividends on such securities and against increases in the U.S. dollar cost of foreign securities to be acquired. These funds may use options on currency to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates for a different currency, if there is a pattern of correlation between the two currencies. As with other kinds of option transactions, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received. A fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a fund’s position, the fund may forfeit the entire amount of the premium plus related transaction costs. In addition, these funds may purchase call or put options on currency to seek to increase total return when the fund’s Investment Adviser anticipates that the currency will appreciate or depreciate in
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value, but the securities quoted or denominated in that currency do not present attractive investment opportunities and are not held in the fund’s portfolio. When purchased or sold to increase total return, options on currencies are considered speculative. Options on foreign currencies to be written or purchased by these funds will be traded on U.S. and foreign exchanges or over-the-counter. See the “Options on Securities and Securities Indices-Risks Associated with Options Transactions” section, below, for a discussion of the liquidity risks associated with options transactions.
Foreign currency options are considered derivative securities. The Investment Adviser must obtain the explicit approval of the Board of Trustees prior to engaging in derivative transactions of this type.
Special Risks Associated with Options on Currency. An exchange traded options position may be closed out only on an options exchange which provides a secondary market for an option of the same series. Although a fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that a fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying securities pursuant to the exercise of put options. If a fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to identify the underlying currency (or security quoted or denominated in that currency) until the option expires or it delivers the underlying currency upon exercise.
There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the Options Clearing Corporation inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers’ orders.
Each fund may purchase and write over-the-counter options to the extent consistent with its limitation on investments in restricted securities. See the “Higher-Risk Securities and Practices” section, below, for each fund’s limitations on investments in restricted securities. Trading in over-the-counter options is subject to the risk that the other party will be unable or unwilling to close-out options purchased or written by a fund.
The amount of the premiums which a fund may pay or receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option purchasing and writing activities.
Regulation of Derivatives Transactions, Including Options and Futures Contracts
The regulation of derivatives markets in the United States is a rapidly changing area of law and is subject to modification by government and judicial action. New laws and regulations may negatively impact the funds by increasing transaction or regulatory compliance costs, limiting the availability of certain derivatives, or otherwise adversely affecting the value or performance of derivatives the funds trade. On October 28, 2020, the SEC adopted Rule 18f-4 (the “Derivatives Rule”) under the 1940 Act which, following an implementation period, will replace existing SEC guidance with an updated framework for registered funds’ use of derivatives. The scheduled compliance date for the Derivatives Rule is August 19, 2022. Among other changes, the Derivatives Rule will require funds to trade derivatives and certain other instruments that create future payment or delivery obligations subject to a value-at-risk leverage limit, develop and implement a derivatives risk management program and new testing requirements, and comply with new requirements related to board and SEC reporting. However, an exemption from certain requirements is available if a fund qualifies as a “limited derivatives user,” which the Derivatives Rule defines as a fund that limits its derivatives exposure to 10% of its net assets. A fund that qualifies as a “limited derivatives user” must adopt written policies and procedures that are reasonably designed and tailored to manage the fund’s specific derivatives risks and detail how the fund intends to comply with the 10% limitation. The funds expect to qualify as limited derivatives users. Complying with the Derivatives Rule may increase the cost of a fund’s investments and cost of doing business. Other potentially adverse regulatory obligations can develop suddenly and without notice.
Options on Securities and Securities Indices
Writing Options. Each fund may write (sell) covered call and put options on any securities in which it may invest. A call option written by a fund obligates such fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. All call options written by a fund are covered, which means that such fund will effectively own the securities subject to the option so long as the option is outstanding. A fund’s purpose in writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, a fund may forgo the opportunity to profit from an increase in the market price of the underlying security.
A put option written by a fund would obligate such fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. All put options written by a fund would be covered, which means that such fund would have deposited with its custodian cash or liquid securities with a value at least equal to the exercise price of the put option. The purpose of writing such options is to generate additional income for a fund. However, in return for the option premium, a fund accepts the risk that it will be required to purchase the underlying securities at a price in excess of the securities’ market value at the time of purchase.
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In addition, in the Investment Adviser’s discretion, a written call option or put option may be covered by maintaining cash or liquid securities (either of which may be denominated in any currency) in a segregated account with the fund’s custodian, by entering into an offsetting forward contract and/or by purchasing an offsetting option which, by virtue of its exercise price or otherwise, reduces a fund’s net exposure on its written option position.
Each fund may also write and sell covered call and put options on any securities index composed of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.
A fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities in its portfolio. A fund may cover call and put options on a securities index by maintaining cash or liquid securities with a value equal to the exercise price in a segregated account with its custodian. Writing and selling options on securities indices is considered transacting in derivative securities. The Investment Adviser must obtain the explicit approval of the Board of Trustees prior to engaging in derivative transactions of this type.
A fund may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as “closing purchase” transactions.
Purchasing Options. Each fund may purchase put and call options on any securities in which it may invest or options on any securities index based on securities in which it may invest. A fund would also be able to enter into closing sale transactions in order to realize gains or minimize losses on options it had purchased.
A fund would normally purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The purchase of a call option would entitle a fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. A fund would ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise such a fund would realize a loss on the purchase of the call option.
A fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio (“protective puts”) or in securities in which it may invest. The purchase of a put option would entitle a fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of a fund’s securities. Put options may also be purchased by a fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. A fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise such a fund would realize no gain or loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities.
A fund would purchase put and call options on securities indices for the same purpose as it would purchase options on individual securities.
Yield Curve Options. The Core Bond, High Income and Diversified Income Funds may enter into options on the yield “spread,” or yield differential between two securities. Such transactions are referred to as “yield curve” options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.
These three funds may purchase or write yield curve options for the same purposes as other options on securities. For example, a fund may purchase a call option on the yield spread between two securities if it owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield between the two securities. A fund may also purchase or write yield curve options in an effort to increase its current income if, in the judgment of the Investment Adviser, the fund will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent which was not anticipated.
Yield curve options written by the Core Bond, High Income and Diversified Income Funds will be “covered.” A call (or put) option is covered if a fund holds another call (or put) option on the spread between the same two securities and maintains in a segregated account with its custodian cash or liquid securities sufficient to cover the fund’s net liability under the two options.
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Therefore, a fund’s liability for such a covered option is generally limited to the difference between the amount of the fund’s liability under the option written by the fund less the value of the option held by the fund. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter, and because they have been only recently introduced, established trading markets for these options have not yet developed.
Yield curve options are considered derivative securities. The Investment Adviser must obtain the explicit approval of the Board of Trustees prior to engaging in derivative transactions of this type.
Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option or at any particular time. If a fund is unable to effect a closing purchase transaction with respect to covered options it has written, the fund will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if a fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.
Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.
Each fund may purchase and sell both options that are traded on U.S. and foreign exchanges and options traded over-the-counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, the funds will treat purchased over-the counter options and all assets used to cover written over-the-counter options as illiquid securities, except that with respect to options written with primary dealers in U.S. Government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the formula.
Transactions by a fund in options on securities and stock indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert. Thus, the number of options which a fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Investment Adviser. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.
The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of protective puts for hedging purposes depends in part on the Investment Adviser’s ability to predict future price fluctuations and the degree of correlation between the options and securities markets.
Futures Contracts and Options on Futures Contracts
The Core Bond Fund may purchase and sell futures contracts and purchase and write options on futures contracts. The fund may purchase and sell futures contracts based on various securities (such as U.S. Government securities), securities indices, foreign currencies and other financial instruments and indices. The fund will engage in futures or related options transactions only for bona fide hedging purposes as defined below or for purposes of seeking to increase total returns to the extent permitted by regulations of the Commodity Futures Trading Commission (the “CFTC”), including applicable registration requirements. All futures contracts entered into by a fund are traded on U.S. exchanges or boards of trade that are licensed and regulated by the CFTC or on foreign exchanges.
Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).
When interest rates are rising or securities prices are falling, a fund can seek through the sale of futures contracts to offset a decline in the value of its current portfolio securities. When rates are falling or prices are rising, a fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. Similarly, a fund can sell futures contracts on a specified currency to protect against a decline in the value of such currency and its portfolio securities which are denominated in such currency. Funds can purchase futures contracts on foreign
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currency to fix the price in U.S. dollars of a security denominated in such currency that such fund has acquired or expects to acquire.
Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions which may result in a profit or a loss. While a fund’s futures contracts on securities or currency will usually be liquidated in this manner, it may instead make or take delivery of the underlying securities or currency whenever it appears economically advantageous for the fund to do so. A clearing corporation (associated with the exchange on which futures on a security or currency are traded) guarantees that, if still open, the sale or purchase will be performed on the settlement date.
Hedging Strategies. Hedging by use of futures contracts seeks to establish more certainty of (than would otherwise be possible) the effective price, rate of return or currency exchange rate on securities that the fund owns or proposes to acquire. The fund may, for example, take a “short” position in the futures market by selling futures contracts in order to hedge against an anticipated rise in interest rates or a decline in market prices or foreign currency rates that would adversely affect the U.S. dollar value of the fund’s portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by a fund or securities with characteristics similar to those of the fund’s portfolio securities. Similarly, the fund may sell futures contracts on a currency in which its portfolio securities are denominated or in one currency to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies.
If, in the opinion of the Investment Adviser, there is a sufficient degree of correlation between price trends for the fund’s portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in the fund’s portfolio may be more or less volatile than prices of such futures contracts, the Investment Adviser will attempt to estimate the extent of this difference in volatility based on historical patterns and to compensate for it by having the fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the fund’s securities portfolio. When hedging of this character is successful, any depreciation in the value of portfolio securities will substantially be offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the fund’s portfolio securities would be substantially offset by a decline in the value of the futures position.
On other occasions, the fund may take a “long” position by purchasing such futures contracts. This would be done, for example, when the fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices or rates that are currently available.
Options on Futures Contracts. The acquisition of put and call options on futures contracts will give the fund the right (but not the obligation) for a specified price, to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.
The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the fund’s assets. By writing a call option, the fund becomes obligated, in exchange for the premium, to sell a futures contract which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium, which may partially offset an increase in the price of securities that the fund intends to purchase. However, the fund becomes obligated to purchase a futures contract, which may have a value lower than the exercise price. Thus, the loss incurred by the fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. The fund will incur transaction costs in connection with the writing of options on futures.
The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same series. There is no guarantee that such closing transactions can be effected. The fund’s ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.
Other Considerations. Where permitted, the fund will engage in futures transactions and in related options transactions for hedging purposes or to seek to increase total return. The fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the fund or which it expects to purchase. Except as stated below, each fund’s futures transactions will be entered into for traditional hedging purposes, that is to say, futures contracts will be used to protect against a decline in the price of securities (or the currency in which they are denominated) that the fund owns, or futures contracts will be purchased to protect the fund against an increase in the price of securities (or the currency in which they are denominated) it intends to purchase. As evidence of this hedging intent, the fund expects that on most of the occasions on which it takes a long futures or option position (involving the purchase of a futures contract), the fund will have purchased, or will be in the process of purchasing equivalent amounts of related securities (or assets denominated in the related currency) in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for a fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.
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The CFTC, a federal agency, regulates trading activity in futures contracts and related options contracts pursuant to the Commodity Exchange Act, as amended (the “CEA”). The CFTC requires the registration of a commodity pool operator (“CPO”), which is defined as any person engaged in a business which is of the nature of an investment trust, syndicate or a similar form of enterprise, and who, in connection therewith, solicits, accepts or receives from others funds, securities or property for the purpose of trading in a commodity for future delivery on or subject to the rules of any contract market. The CFTC has adopted Rule 4.5, which provides an exclusion from the definition of commodity pool operator for any registered investment company which files a notice of eligibility. The Investment Adviser, on behalf of the Core Bond Fund, which may invest in futures transactions and related options transactions, has filed a notice of eligibility claiming exclusion from the status of CPO and, therefore, is not subject to registration or regulation as a CPO under the CEA. Prior to engaging in such transactions, should the eligibility for continuing the claim of exclusion no longer be available, the fund may be subject to registration or regulation as a CPO if no other exclusion from these requirements are then available.
As permitted, the fund will engage in transactions in futures contracts and in related options transactions only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), for maintaining its qualification as a regulated investment company for federal income tax purposes (see the “Distributions and Taxes” section, below).
Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating a fund to purchase securities or currencies, require the fund to segregate with its custodian cash or liquid securities in an amount equal to the underlying value of such contracts and options.
While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for the fund than if it had not entered into any futures contracts or options transactions. In the event of an imperfect correlation between a futures position and portfolio position which is intended to be protected, the desired protection may not be obtained and the fund may be exposed to risk of loss.
Perfect correlation between the fund’s futures positions and portfolio positions may be difficult to achieve. The only futures contracts available to hedge a fund’s portfolio are various futures on U.S. Government securities, securities indices and foreign currencies. In addition, it is not possible for a fund to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations.
Swap Agreements
The Core Bond Fund and High Income Fund may enter into interest rate, credit default, index, currency exchange rate and total return swap agreements for hedging purposes in attempts to obtain a particular desired return at a lower cost to the fund than if the fund had invested directly in an instrument that yielded the desired return, and to seek to increase the fund’s total return. The funds may also enter into special interest rate swap arrangements such as caps, floors and collars for both hedging purposes and to seek to increase total return. The funds would typically use interest rate swaps to shorten the effective duration of their portfolios.
Swap agreements are contracts entered into by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate), in a particular foreign currency, or in a “basket” of securities representing a particular index. The “notional amount” of the swap agreement is only a fictive basis on which to calculate the obligations the parties to a swap agreement have agreed to exchange. A fund’s obligations (or rights) under a swap agreement are equal only to the amount to be paid or received under the agreement based on the relative values of the positions held by each party (the “net amount”). A fund’s obligations under a swap agreement are accrued daily (offset against any amounts owing to the fund) and any accrued but unpaid net amounts owed to a swap counterparty are covered by the maintenance of a segregated assets.
Interest rate swaps involve the exchange by a fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Credit default swaps involve a contract by a fund with another party to transfer the credit exposure of a specific commitment between the parties. Currency swaps involve the exchange by a fund with another party of their respective rights to make or receive payments in specified currencies. A total return swap involves an agreement in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains. The underlying asset that is used is usually an equities index, loan or a basket of assets. The purchase of an interest rate cap entitles the purchaser to receive from the seller of the cap payments of interest on a notional amount equal to the amount by which a specified index exceeds a stated interest rate. The purchase of an interest rate floor entitles the purchaser to receive from the seller of the floor payments of interest on a notional amount equal to the amount by which a specified index falls below a stated interest rate. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a stated range of interest rates. Since interest rate swaps, currency swaps and interest rate caps, floors and collars are individually negotiated, the
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funds expect to achieve an acceptable degree of correlation between their portfolio investments and their interest rate or currency swap positions entered into for hedging purposes.
The funds may only enter into interest rate swaps on a net basis, which means the two payment streams are netted out, with the fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate swaps do not involve the delivery of securities, or underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the fund is contractually obligated to make. If the other party to an interest rate swap defaults, a fund’s risk of loss consists of the net amount of interest payments that the fund is contractually entitled to receive. In contrast, currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations.
To the extent the funds engage in such activity, the Trust would maintain in a segregated account with its custodian, cash or liquid securities equal to the net amount, if any, of the excess of each fund’s obligations over its entitlements with respect to swap transactions. The funds will not enter into swap transactions unless the unsecured commercial paper, senior debt or claims paying ability of the other party is considered investment grade by the Investment Adviser. If there is a default by the other party to such a transaction, the funds will have contractual remedies pursuant to the agreement related to the transaction.
The use of interest rate, credit default and currency swaps (including caps, floors and collars) is a highly specialized activity which involves investment techniques and risks different from those associated with traditional portfolio securities activities. If the Investment Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of the funds would be less favorable than it would have been if this investment technique were not used.
In as much as swaps are entered into for good faith hedging purposes or are offset by segregated assets, the funds’ Investment Adviser does not believe that swaps constitute senior securities as defined in the 1940 Act, as amended, and, accordingly, will not treat swaps as being subject to the funds’ borrowing restrictions. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid compared with the markets for other similar instruments which are traded in the interbank market. Nevertheless, the staff of the SEC takes the position that currency swaps are illiquid investments subject to a fund’s 15% limitation on such investments.
In recent years, the SEC and the CFTC have adopted rules creating a new, comprehensive regulatory framework for swaps transactions. Under the new rules, certain swaps transactions are required to be executed on a regulated trading platform and cleared through a derivatives clearing organization. Additionally, the new rules impose other requirements on the parties entering into swaps transactions, including requirements relating to posting margin, and reporting and documenting swaps transactions. Funds engaging in swaps transactions may incur additional expense as a result of these new regulatory requirements. For these reasons, the Investment Adviser must obtain the explicit approval of the Board of Trustees prior to engaging in swap transactions for the Core Bond Fund and High Income Fund.
Certain Bond Fund Practices
The Core Bond, High Income and Diversified Income Funds may invest all or a portion of their assets in debt securities. As stated in the applicable prospectus, the Core Bond and Diversified Income Funds will emphasize investment grade securities. The High Income Fund may invest all of its assets in non-investment grade securities. See the “Lower-Rated Corporate Debt Securities” section, below, for a description of these securities and their attendant risks, as well as Appendix B.
These funds may also make use of certain derivatives, such as options, to manage risks and returns, including the risk of fluctuating interest rates. These instruments will be used to control risk and obtain additional income and not with a view toward speculation. The Core Bond and Diversified Income Funds will invest only in options which are exchange-traded or sold over-the-counter. The High Income Fund may invest in any non-U.S. options.
In the debt securities market, purchases of some issues are occasionally made under firm (forward) commitment agreements. The purchase of securities under such agreements can involve risk of loss due to changes in the market rate of interest between the commitment date and the settlement date. As a matter of operating policy, no fund will commit itself to forward commitment agreements in an amount in excess of 25% of total assets and will not engage in such agreements for leveraging purposes.
Lower-Rated Corporate Debt Securities
Each fund may make certain investments in corporate debt obligations that are unrated or rated below investment grade (i.e., ratings of BB or lower by Standard & Poor’s or Ba or lower by Moody’s). Bonds rated BB or Ba or below by Standard & Poor’s or Moody’s (or comparable unrated securities) are commonly referred to as “lower-rated” or “high yield” securities, or as “junk bonds,” and are considered speculative with regard to principal and interest payments. In some cases, such bonds may be highly speculative with a high probability of default. As a result, investment in such bonds will entail greater speculative risks than those associated with investment in investment-grade bonds (i.e., bonds rated AAA, AA, A or BBB by Standard & Poor’s or Aaa, Aa, A or Baa by Moody’s). See Appendix B for more information.
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Factors having an adverse impact on the market value of lower rated securities will have an adverse effect on a fund’s NAV to the extent it invests in such securities. In addition, a fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings.
The secondary market for junk bond securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on a fund’s ability to dispose of a particular security when necessary to meet its liquidity needs. Under adverse market or economic conditions, the secondary market for junk bond securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, a fund’s Investment Adviser could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating a fund’s NAV.
Since investors generally perceive that there are greater risks associated with lower-rated debt securities, the yields and prices of such securities may tend to fluctuate more than those of higher rated securities. In the lower quality segments of the fixed-income securities market, changes in perceptions of issuers’ creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed-income securities market resulting in greater yield and price volatility.
Another factor which causes fluctuations in the prices of fixed-income securities is the supply and demand for similarly rated securities. In addition, the prices of fixed-income securities fluctuate in response to the general level of interest rates. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in a fund’s NAV.
Lower-rated (and comparable non-rated) securities tend to offer higher yields than higher-rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. Since lower rated securities generally involve greater risks of loss of income and principal than higher-rated securities, investors should consider carefully the relative risks associated with investment in securities which carry lower ratings and in comparable non-rated securities. In addition to the risk of default, there are the related costs of recovery on defaulted issues. A fund’s Investment Adviser will attempt to reduce these risks through diversification of these funds’ portfolios and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends in corporate developments.
Foreign Government Debt Securities
Each fund may invest in debt obligations of foreign governments and governmental agencies, including those of countries with emerging economies and/or securities markets. Investment in sovereign debt obligations involves special risks not present in debt obligations of corporate issuers. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and the funds may have limited recourse in the event of a default. Periods of economic uncertainty or market stress may result in the volatility of market prices of sovereign debt, and in turn the fund’s NAV, to a greater extent than the volatility inherent in debt obligations of U.S. issuers. A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject.
Convertible Securities
Each fund may invest in convertible securities. Convertible securities may include corporate notes or preferred stock but are ordinarily a long-term debt obligation of the issuer convertible at a stated conversion rate into common stock of the issuer. As with all debt and income-bearing securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer’s capital structure and are consequently of higher quality and entail less risk than the issuer’s common stock. In evaluating a convertible security, a fund’s Investment Adviser gives primary emphasis to the attractiveness of the underlying common stock. The convertible debt securities in which the High Income Fund invests are not subject to any minimum rating criteria. The convertible debt securities in which any other fund may invest are subject to the same rating criteria as that fund’s investments in non-convertible debt securities. Convertible debt securities, the market yields of which are substantially below prevailing yields on non-convertible debt securities of comparable quality and maturity, are treated as equity securities for the purposes of a fund’s investment policies or restrictions.
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U.S. Government Securities
Each fund may purchase U.S. Government securities (subject to certain restrictions regarding mortgage-backed securities described in the “Mortgage-Backed (Mortgage Pass-Through) Securities” section, below). U.S. Government securities are obligations issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities.
Certain U.S. Government securities, including U.S. Treasury bills, notes and bonds, and Government National Mortgage Association (“Ginnie Mae”) certificates, are backed by the full faith and credit guarantee of the U.S. Government. Certain other U.S. Government securities, issued or guaranteed by federal agencies or government sponsored enterprises, do not have the full faith and credit guarantee of the U.S. Government, but may be supported by the right of the issuer to borrow from the U.S. Treasury.
Pass-through securities that are issued by Ginnie Mae, the Federal Home Loan Mortgage Corporation (“Freddie Mac”), and the Federal National Mortgage Association (“Fannie Mae”) are mortgage-backed securities which provide monthly payments which are, in effect, a “pass-through” of the monthly interest and principal payments (including any prepayments) made by individual borrowers on the pooled mortgage loans.
Collateralized mortgage obligations (“CMOs”) in which a fund may invest are securities that are collateralized by a portfolio of mortgages or mortgage-backed securities. Each fund may invest in separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury if such components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program (“STRIPS”).
Each fund may acquire securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities in the form of custody receipts. Such receipts evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. Government, its agencies, authorities or instrumentalities. For certain securities law purposes, custody receipts are not considered obligations of the U.S. Government.
Other Debt Securities
Zero Coupon, Deferred Interest, Pay-in-Kind and Capital Appreciation Bonds. The Core Bond, High Income and Diversified Income Funds may invest in zero coupon bonds as well as in capital appreciation bonds (“CABs”), deferred interest and pay-in-kind bonds. Zero coupon, deferred interest, pay-in-kind and CABs are debt obligations which are issued at a significant discount from face value. The original discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest accrual date at a rate of interest reflecting the market rate of the security at the time of issuance.
Zero coupon bonds are debt obligations that do not entitle the holder to any periodic payments of interest prior to maturity or provide for a specified cash payment date when the bonds begin paying current interest. As a result, zero coupon bonds are generally issued and traded at a significant discount from their face value. The discount approximates the present value amount of interest the bonds would have accrued and compounded over the period until maturity. CABs are distinct from traditional zero coupon bonds because the investment return is considered to be in the form of compounded interest rather than accreted original issue discount. For this reason, the initial principal amount of a CAB would be counted against a municipal issuer’s statutory debt limit, rather than the total par value, as is the case for a traditional zero coupon bond.
Zero coupon bonds benefit the issuer by mitigating its initial need for cash to meet debt service, but generally provide a higher rate of return to compensate investors for the deferment of cash interest or principal payments. Such securities are often issued by companies that may not have the capacity to pay current interest and so may be considered to have more risk than current interest-bearing securities. In addition, the market price of zero coupon bonds generally is more volatile than the market prices of securities that provide for the periodic payment of interest. The market prices of zero coupon bonds are likely to fluctuate more in response to changes in interest rates than those of interest-bearing securities having similar maturities and credit quality.
Zero coupon bonds carry the additional risk that, unlike securities that provide for the periodic payment of interest to maturity, the fund will realize no cash until a specified future payment date unless a portion of such securities is sold. If the issuer of such securities defaults, the fund may obtain no return at all on its investment. In addition, the fund’s investment in zero coupon bonds may require it to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements.
While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds generally provide for a period of delay before the regular payment of interest begins. Although this period of delay is different for each deferred interest bond, a typical period is approximately one-third of the bond’s term to maturity. Pay-in-kind securities are securities that have interest payable by the delivery of additional securities. Such investments benefit the issuer by mitigating its initial need for cash to meet debt service, but some also provide a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments experience greater volatility in market value due to changes in interest rates than debt obligations which provide for regular payments of interest. A fund will accrue income on such investments for tax and accounting purposes, as required, which
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is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the fund’s distribution obligations.
Structured Securities. The Core Bond, High Income and Diversified Income Funds may invest in structured securities. The value of the principal of and/or interest on such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in the loss of the fund’s investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market risk than other types of fixed-income securities. Structured securities may also be more volatile, less liquid and more difficult to accurately price than less complex fixed-income investments.
Structured securities are considered transactions in derivative securities. The Investment Adviser must obtain the explicit approval of the Board of Trustees prior to engaging in derivative transactions of this type.
Mortgage-Backed (Mortgage Pass-Through) Securities
The Core Bond, High Income, and Diversified Income Funds may invest in mortgage-backed, or mortgage pass-through, securities, which are securities representing interests in “pools” of mortgage loans. Monthly payments of interest and principal by the individual borrowers on mortgages are passed through to the holders of the securities (net of fees paid to the issuer or guarantor of the securities) as the mortgages in the underlying mortgage pools are paid off. The average lives of these securities are variable when issued because their average lives depend on interest rates. The average life of these securities is likely to be substantially shorter than their stated final maturity as a result of unscheduled principal prepayments. Prepayments on underlying mortgages result in a loss of anticipated interest, and all or part of a premium if any has been paid, and the actual yield (or total return) to the holder of a pass-through security may be different than the quoted yield on such security. Mortgage prepayments generally increase with falling interest rates and decrease with rising interest rates. Like other fixed income securities, when interest rates rise, the value of a mortgage pass-through security generally will decline; however, when interest rates are declining, the value of mortgage pass-through securities with prepayment features may not increase as much as that of other fixed income securities due to increased principal prepayments.
Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by prepayments of principal resulting from the sale, refinancing or foreclosure of the underlying property, net of fees or costs which may be incurred. Some mortgage pass-through securities (such as securities issued by Ginnie Mae), are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owned on the mortgages in the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether the mortgagor actually makes the payment.
The principal governmental guarantor of mortgage pass-through securities is Ginnie Mae, which is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. Ginnie Mae is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by Ginnie Mae (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration-insured or Veteran’s Administration (VA)-guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage pass-through securities. Ginnie Mae securities are often purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.
Government-related guarantors (i.e., whose guarantees are not backed by the full faith and credit of the U.S. Government) include Fannie Mae and Freddie Mac. Fannie Mae is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases conventional residential mortgages (i.e., mortgages not insured or guaranteed by any governmental agency) from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment by Fannie Mae of principal and interest.
Freddie Mac was created by Congress in 1970 as a corporate instrumentality of the U.S. Government for the purpose of increasing the availability of mortgage credit for residential housing. Freddie Mac issues Participation Certificates (“PCs”) which represent interest in conventional mortgages (i.e., not federally insured or guaranteed) from Freddie Mac’s national portfolio. Freddie Mac
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guarantees timely payment of interest and ultimate collection of principal regardless of the status of the underlying mortgage loans.
The obligations of Fannie Mae and Freddie Mac are not guaranteed by the U.S. Government. Fannie Mae and Freddie Mac were placed into conservatorship by the Federal Housing Finance Agency (“FHFA”), an independent regulator, in 2008, and FHFA succeeded to all of their rights, titles, powers, and privileges. At the time Fannie Mae and Freddie Mac were placed in conservatorship, the U.S. Treasury established preferred stock purchase agreements pursuant to which the U.S. Treasury will contribute cash capital to maintain a positive net worth in each enterprise. These agreements were amended in December 2009 to permit the U.S. Treasury’s funding commitment to increase as necessary to accommodate any cumulative reduction in net worth of the enterprises for a three-year period. FHFA has the right to transfer or sell any asset or liability of Fannie Mae or Freddie Mac without any approval, assignment or consent, although FHFA has stated that it has no present intention to do so. In addition, holders of mortgage-backed securities issued by Fannie Mae or Freddie Mac may not enforce certain rights related to such securities against FHFA, or the enforcement of such rights may be delayed, during the conservatorship. On June 3, 2019, FHFA's “Single Security Initiative” intended to maximize liquidity for both Fannie Mae and Freddie Mac mortgage-backed securities in the To-Be-Announced (“TBA”) market, Fannie Mae and Freddie Mac started issuing uniform mortgage-backed securities (“UMBS”) in place of their separate offerings of TBA-eligible mortgage-backed securities. The issuance of UMBS may not achieve the intended results and may have unanticipated or adverse effects on the market for mortgage-backed securities.
Recently, the Trump Administration and FHFA have made it a policy priority to end these conservatorships. Proposals to end the conservatorships have included recapitalization initiatives, the use of loss-absorbing instruments, and regulatory capital and liquidity requirements to ensure that Fannie Mae and Freddie Mac can operate in a safe and sound manner without posing systemic risk to the economy. Furthermore, the existing preferred stock purchase agreements may be amended and further credit enhancements may be provided by guarantors chartered by FHFA and other sources of first-loss private capital to ensure that payments on mortgage-backed securities remain supported. However, the success of any such reforms, whether accomplished through legislation or administrative rulemaking, depends on a number of political, economic, and other factors, which may or may not materialize. For example, future presidential or congressional elections may result in legal and regulatory changes to government-sponsored enterprises’ participation in the mortgage industry being reprioritized, revised, or abandoned altogether, and new guarantors and other sources of capital may not enter the secondary market for residential mortgage loans and mortgage-backed securities if reform efforts fail to reduce Fannie Mae’s and Freddie Mac’s competitive advantages. Accordingly, no assurances can be given that any existing credit support under the preferred stock purchase agreements will continue to remain in place or that any proposed new credit enhancement proposals will be implemented.
Credit unions, commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of mortgage loans. Such issuers may also be the originators and/or servicers of the underlying mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of mortgage loans in these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The High Income Fund may also buy mortgage-related securities without insurance or guarantees.
Other Securities Related to Mortgages
CMOs and Multiclass Pass-Through Securities. The Core Bond, High Income and Diversified Income Funds may invest a portion of their assets in CMOs, which are debt obligations collateralized by mortgage loans or mortgage pass-through securities. The following is a description of CMOs and types of CMOs but is not intended to be an exhaustive or exclusive list of each type of CMO a fund may invest in. Typically, CMOs are collateralized by certificates issued by Ginnie Mae, Fannie Mae or Freddie Mac, but also may be collateralized by whole loans or private mortgage pass-through securities (such collateral collectively hereinafter referred to as “Mortgage Assets”). The funds listed above may also invest a portion of their assets in multiclass pass-through securities which are equity interests in a trust composed of Mortgage Assets. Unless the context indicates otherwise, all references herein to CMOs include multiclass pass-through securities. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the United States government or by private originators of, or investors in, mortgage loans, including credit unions, savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. The issuer of a series of CMOs may elect to be treated as a Real Estate Mortgage Investment Conduit (“REMIC”).
In a CMO, a series of bonds or certificates are usually issued in multiple classes with different maturities. Each class of CMOs, often referred to as a “tranche,” is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or a part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis. The principal of and interest on the Mortgage
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Assets may be allocated among the several classes of a series of a CMO in innumerable ways. In a common structure, payments of principal, including any principal pre-payments, on the Mortgage Assets are applied to the classes of the series of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full. Certain CMOs may be stripped (securities which provide only the principal or interest factor of the underlying security). See the “-Stripped Mortgage-Backed Securities” subsection, below, for a discussion of the risks of investing in these stripped securities and of investing in classes consisting primarily of interest payments or principal payments.
The funds listed above may also invest in parallel pay CMOs and Planned Amortization Class CMOs (“PAC Bonds”). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date, but may be retired earlier. PAC Bonds generally require payments of a specified amount of principal on each payment date. PAC Bonds are always parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.
CMOs and multiclass pass-through securities are considered derivative securities. The Investment Adviser must obtain the explicit approval of the Board of Trustees prior to engaging in derivative transactions of this type.
Stripped Mortgage-Backed Securities. The Core Bond, High Income and Diversified Income Funds may invest a portion of their assets in stripped mortgage-backed securities (“SMBS”) which are derivative multiclass mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks and investment banks.
SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of Mortgage Assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the Mortgage Assets, while another class receives most of the interest and the remainder of the principal. In the most extreme case, one class will receive an “IO” (the right to receive all of the interest) while the other class will receive a “PO” (the right to receive all of the principal). The yield to maturity on an IO is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying Mortgage Assets, and a rapid rate of principal payments may have a material adverse effect on such security’s yield to maturity. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a fund may fail to fully recoup its initial investment in these securities. The market value of the class consisting primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates.
Stripped mortgage-backed securities are considered transactions in derivative securities. The Investment Adviser must obtain the explicit approval of the Board of Trustees prior to engaging in derivative transactions of this type.
Mortgage Dollar Rolls. The Core Bond, High Income and Diversified Income Funds may enter into mortgage “dollar rolls” in which the fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, a fund loses the right to receive principal and interest paid on the securities sold. However, a fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase as well as from the receipt of any associated fee income plus interest earned on cash proceeds of the securities sold until the settlement date for the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of a fund. Successful use of mortgage dollar rolls depends upon the Investment Adviser’s ability to predict correctly interest rates and mortgage prepayments. There is no assurance that mortgage dollar rolls can be successfully employed. A fund will hold and maintain until the settlement date segregated cash or liquid assets in an amount equal to the forward purchase price. For financial reporting and tax purposes, each fund treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale. These funds do not currently intend to enter into mortgage dollar rolls that are accounted for as a financing.
Mortgage dollar rolls are considered transactions in derivative securities. The Investment Adviser must obtain the explicit approval of the Board of Trustees prior to engaging in derivative transactions of this type.
Repurchase Agreements
Each fund may enter into repurchase agreements. In a repurchase agreement, a security is purchased for a relatively short period (usually not more than seven days) subject to the obligation to sell it back to the seller at a fixed time and price plus accrued interest. The funds will enter into repurchase agreements only with member banks of the Federal Reserve System, U.S. Central Credit Union, and with “primary dealers” in U.S. Government securities. A fund’s Investment Adviser will continuously monitor the creditworthiness of the parties with whom the funds enter into repurchase agreements.
The Trust has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Trust’s custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of
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a repurchase agreement, a fund could experience delays in liquidating the underlying securities during the period in which the fund seeks to enforce its rights thereto, possible subnormal levels of income, declines in value of the underlying securities or lack of access to income during this period and the expense of enforcing its rights.
Municipal Securities
The Core Bond Fund may, from time to time, invest in municipal bonds. However, there are many different kinds of municipal securities and Madison must make various decisions in its efforts to follow this principal investment strategy. The market for municipal securities is diverse and constantly changing. The following is therefore not necessarily a complete description of all types of municipal securities Madison may purchase for these funds.
•Who Issues Municipal Securities in General? The term “municipal securities” includes a variety of debt obligations that are issued for public purposes by or on behalf of states, territories and possessions of the United States, their political subdivisions, the District of Columbia, Guam, Puerto Rico and other territories. They are also issued by the duly constituted authorities, agencies, public corporations and other instrumentalities of these jurisdictions.
•What are Municipal Securities Used For? Municipal securities may be used for many public purposes, including constructing public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works and gas and electric utilities. Municipal securities may also be used to refund outstanding obligations, to obtain funds to lend to other public institutions and certain private borrowers or for general operating expenses.
•How are Municipal Securities Classified by Purpose? Municipal securities are usually classified as either “general obligation,” “revenue” or “industrial development.”
◦General Obligation. General obligation securities are the obligations of an issuer with taxing power and are payable from the issuer’s general unrestricted revenues. These securities are backed by the full faith, credit and taxing power of the issuer for the payment of principal and interest. They are not limited to repayment from any particular fund or revenue source. For example, a bond issued directly by the State of Missouri is a general obligation bond.
◦Revenue. Revenue securities are repayable only from revenues derived from a particular facility, local agency, special tax, facility user or other specific revenue source. Certain revenue issues may also be backed by a reserve fund or specific collateral. Ordinary revenue bonds are used to finance income producing projects such as public housing, toll roads and bridges. The investor bears the risk that the project will produce insufficient revenue and have insufficient reserves to cover debt service on the bonds.
◦Industrial Development. Industrial development securities are revenue obligations backed only by the agreement of a specific private sector entity to make regular payments to the public authority in whose name they were issued. Collateral may or may not be pledged. States or local authorities generally issue industrial development securities on behalf of private organizations for the purpose of attracting or assisting local industry. These securities usually have no credit backing from any public body. Industrial development securities include pollution and environmental control revenue bonds. Industrial revenue bonds are used to finance privately-operated facilities for business, manufacturing, housing, sports and other purposes and are limited to $10 million per issuer, except when used for certain exempted purposes. Pollution and environmental control revenue bonds are used to finance air and water pollution control facilities required by private users. Repayment of revenue bonds issued to finance privately used or operated facilities is usually dependent entirely on the ability of the private beneficiary to meet its obligations and on the value of any collateral pledged.
•How are Municipal Securities Further Classified? Municipal securities may be classified according to maturity as “notes” if up to about two years in term, or as “bonds” if longer in term.
◦Callable Bonds. Callable municipal bonds are municipal bonds that contain a provision in the bond indenture permitting the issuer to redeem bonds prior to maturity. A bond indenture is the legal document that contains the important terms of the security. Callable bonds are generally subject to call during periods of declining interest rates. If the proceeds of a called bond under such circumstances are reinvested, the result may be a lower overall yield due to lower interest rates. If, when purchased, Madison paid a premium for the bond, some or all of that premium may not be recovered, depending on the call price.
◦Notes. Notes are generally used to meet short-term financing needs and include the following specific types:
•     Tax Anticipation Notes. Normally, these are general obligation issues that are issued to meet cash needs prior to collecting taxes and generally are payable from specific future tax revenues.
•     Bond Anticipation Notes. Like tax anticipation notes, these also are normally general obligation issues. They are issued to provide interim financing in anticipation of sales of long-term bonds and generally are payable from the proceeds of a specific proposed bond issue.
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•     Revenue Anticipation Notes. These may be general obligation issues and are issued to provide cash prior to receipt of expected non-tax revenues from a specific source, such as scheduled payments due from the federal government.
•     Project Notes. Local authorities issue these notes to finance various local redevelopment and housing projects conducted under sponsorship of the federal government. Project notes are guaranteed and backed by the full faith and credit of the United States.
•     Construction Loan Notes. These notes provide interim financing for construction projects. They are frequently issued in connection with federally insured or guaranteed mortgage financing and may also be insured or guaranteed by the federal government.
•     Tax-Exempt Commercial Paper. These notes (sometimes called “municipal paper”) are similar to conventional commercial paper, but are tax-free. Municipal paper may be either a general obligation or a revenue issue, although the latter is more common. These issues may provide greater flexibility in scheduling maturities than other municipal notes.
◦Municipal Lease Obligations. Municipalities issue municipal lease obligations to finance their obligation to pay rent on buildings or equipment they use. Madison intends to limit its investments in such obligations to those that represent liquid securities for purposes of each fund’s limitation on investments in illiquid securities. Madison will make daily determinations of the liquidity and appropriate valuation of each such obligation, basing its decision on all relevant facts including: (1) the frequency of trades and quotes for the obligation; (2) the number of dealers willing to purchase or sell the security; (3) the number of other potential buyers; (4) the willingness of dealers to make a market in the security; and (5) the nature of the marketplace. With regard to the nature of the marketplace, Madison will consider the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer.
    A municipal lease obligation will not be considered liquid unless there is reasonable assurance that its marketability will be maintained throughout the time Madison holds the instrument for the funds. Madison must conclude that the obligation is liquid considering: (1) whether the lease can be canceled; (2) what assurance there is that the assets represented by the lease can be sold; (3) the strength of the lessee’s general credit; (4) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality; and (5) Madison’s legal recourse in the event of failure to appropriate.
•How Can You Tell the Identity of the Issuer? From time to time, Madison must make determinations as to the identity of the issuer of a particular municipal security. Madison will make this determination considering its understanding of the assets and revenue principally backing the issue and the most significant source of repayment of principal and interest for the issue. If the specific securities are backed by assets and revenues that are independent or separate from the assets and revenues of the jurisdiction or agency in whose name they were issued, then Madison will normally consider those securities to have a separate issuer.
•What are the Risks of Geographic Concentration of Investments? If the credit standing of a particular state or type of issuer generally declined, then a fund could be more adversely affected than if its investments were more diversified.
•What are the Risks of Investing in Various Municipal Securities? Municipal securities generally are subject to possible default, bankruptcy or insolvency of the issuer. Principal and interest repayment may be affected by federal, state and local legislation, referendums, judicial decisions and executive acts. The tax-exempt status of municipal securities may be affected by future changes in the tax laws, litigation involving the tax status of the securities and errors and omissions by issuers and their counsel. Madison will not attempt to make an independent determination of the present or future tax-exempt status of municipal securities acquired for the funds.
    While most municipal securities have a readily available market, a variety of factors, including the scarcity of issues and the fact that tax-free investments are inappropriate for significant numbers of investors, limit the depth of the market for these securities. Accordingly, it may be more difficult for the funds to sell large blocks of municipal securities advantageously than would be the case with comparable taxable securities.
Alternative Strategies Investments
The Target Allocation Funds and the Target Date Funds may invest in underlying funds that use alternative strategies (e.g., long/short strategies - equity and fixed income, market-neutral strategies, and absolute return/global macro strategies) and/or use derivatives for risk management purposes or as part of their investment strategies. An underlying fund may use derivatives to earn income and enhance returns, to manage or adjust its risk profile, to replace more traditional direct investments, or to obtain exposure to certain markets.

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Restricted Securities
Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933, as amended. Where registration is required, a fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell a security and the time a fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a fund might obtain a less favorable price than that which prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in good faith in accordance with methodologies approved by the Board.
Reverse Repurchase Agreements
Each fund may also enter into reverse repurchase agreements which involve the sale of U.S. Government securities held in its portfolio to a bank with an agreement that the fund will buy back the securities at a fixed future date at a fixed price plus an agreed amount of “interest” which may be reflected in the repurchase price. Reverse repurchase agreements are considered to be borrowings by a fund entering into them. Reverse repurchase agreements involve the risk that the market value of securities purchased by a fund with proceeds of the transaction may decline below the repurchase price of the securities sold by the fund which it is obligated to repurchase. A fund that has entered into a reverse repurchase agreement will also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will reacquire those securities upon effecting their repurchase. To minimize various risks associated with reverse repurchase agreements, each fund will establish and maintain with the Trust’s custodian a separate account consisting of liquid securities, of any type or maturity, in an amount at least equal to the repurchase prices of the securities (plus any accrued interest thereon) under such agreements. No fund will enter into reverse repurchase agreements and other borrowings (except from banks as a temporary measure for extraordinary emergency purposes) in amounts in excess of 30% of the fund’s total assets (including the amount borrowed) taken at market value. No fund will use leverage to attempt to increase income. No fund will purchase securities while outstanding borrowings exceed 5% of the fund’s total assets. Each fund will enter into reverse repurchase agreements only with federally insured banks which are approved in advance as being creditworthy by the Board of Trustees. Under procedures established by the Board of Trustees, a fund’s Investment Adviser will monitor the creditworthiness of the banks involved.
Forward Commitment and When-Issued Securities
Each fund may purchase securities on a when-issued or forward commitment basis. “When-issued” refers to securities whose terms are specified and for which a market exists, but which have not been issued. Each fund will engage in when-issued transactions with respect to securities purchased for its portfolio in order to obtain what is considered to be an advantageous price and yield at the time of the transaction. For when-issued transactions, no payment is made until delivery is due, often a month or more after the purchase. In a forward commitment transaction, a fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time.
When a fund engages in forward commitment and when-issued transactions, it relies on the seller to consummate the transaction. The failure of the issuer or seller to consummate the transaction may result in a fund’s losing the opportunity to obtain a price and yield considered to be advantageous. The purchase of securities on a when-issued or forward commitment basis also involves a risk of loss if the value of the security to be purchased declines prior to the settlement date.
On the date a fund enters into an agreement to purchase securities on a when-issued or forward commitment basis, the fund will segregate cash or liquid securities, of any type or maturity, equal in value to the fund’s commitment. These assets will be valued daily at market, and additional cash or securities will be segregated to the extent that the total value of the assets in the account declines below the amount of the when-issued commitments. Alternatively, a fund may enter into offsetting contracts for the forward sale of other securities that it owns.
Real Estate Investment Trusts
Each fund may invest in shares of real estate investment trusts (“REITs”). REITs are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs invest primarily in real property and earn rental income from leasing those properties. They also may realize gains or losses from the sale of properties. Equity REITs generally exercise some degree of control over the operational aspects of their real estate investments, lease terms and property maintenance and repair. Mortgage REITs invest primarily in mortgages and similar real estate interests and receive interest payments from the owners of interest payments. REITs are not taxed on the mortgaged properties and are paid interest by the owners of the financed properties. Hybrid REITs invest both in real property and in mortgages. A REIT generally is not taxed on income distributed to its shareholders if it complies with certain federal income tax requirements relating primarily to its organization, ownership, assets and income and, further, if it distributes at least 90% its taxable income to its shareholders each year. Consequently, REITs tend to focus on income producing real estate investments.
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The funds’ investments in REITs may be adversely affected by the deterioration of the real estate rental market, in the case of REITs that primarily own real estate, or by the deterioration in the creditworthiness of property owners and changes in interest rates in the case of REITs that primarily hold mortgages. Equity and mortgage REITs also are dependent upon specialized management skills, may not be diversified in their holdings and are subject to the risks of financing projects. REITs also may be subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. Under certain circumstances, a REIT may fail to qualify for the special tax treatment available to REITs, which would subject the REIT to federal income taxes at the REIT level and adversely affect the value of its securities.
In general, qualified REIT dividends that an investor receives directly from a REIT are automatically eligible for the 20% qualified business income deduction available under Section 199A of the Code. Additionally, a dividend or part of a dividend paid by a regulated investment company and reported as a “Section 199A Dividend” is treated by the recipient as a qualified REIT dividend for purposes of the 20% qualified business income deduction, if certain holding period and other requirements have been satisfied by the recipient with respect to its fund shares.
Exchange-Traded Funds
Each fund may invest in exchange-traded funds (“ETFs”), which are shares of publicly-traded unit investment trusts, open-end funds, or depositary receipts that seek to track the performance and dividend yield of specific indexes or companies in related industries. These indexes may be either broad-based, sector or international. ETF shareholders are generally subject to the same risks as holders of the underlying securities they are designed to track.
ETFs are also subject to certain additional risks, including (i) the risk that their prices may not correlate perfectly with changes in the prices of the underlying securities they are designed to track; and (ii) the risk of possible trading halts due to market conditions or other reasons, based on the policies of the exchange upon which an ETF trades. In addition, an exchange-traded sector fund may be adversely affected by the performance of that specific sector or group of industries on which it is based. The fund would bear, along with other shareholders of an ETF, its pro rata portion of the ETF’s expenses, including management fees. Accordingly, in addition to bearing their proportionate share of the fund’s expenses (i.e., management fees and operating expenses), shareholders of the fund may also indirectly bear similar expenses of an ETF.
Shares of Other Investment Companies
Each fund, other than the Target Allocation and Target Date Funds, may invest up to 10% of its assets in shares of other investment companies. Each fund, other than the Target Allocation and Target Date Funds, complies with the general statutory limits for such investments prescribed by the 1940 Act. The statutory limits are that immediately after any investment: (i) not more than 5% of a fund’s total assets are invested in the securities of any one investment company; (ii) not more than 10% of a fund’s total assets are invested in the aggregate in securities of investment companies as a group; (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the fund; and (iv) not more than 10% of the outstanding voting stock of any one investment company will be owned in the aggregate by the fund and other investment companies advised by Madison, or any of its affiliates. Notwithstanding the foregoing, each fund may invest in shares of money market funds in excess of the above described statutory limitations, in accordance with the exemption contained in Rule 12d1-1 under the 1940 Act.
Rule 12d1-4 of the 1940 Act provides an exemption from Section 12(d)(1) that allows a fund to invest all of its assets in other registered funds, including ETFs, if the fund satisfies certain conditions specified in the Rule, including, among other conditions, that the funds and their advisory group will not control (individually or in the aggregate) an acquired fund (e.g., hold more than 25% of the outstanding voting securities of an acquired fund that is a registered open-end management investment company). However, such control and other conditions under rule 12d1-4 do not apply if either and acquiring fund is in the same group of investment companies as the acquired fund, or the acquiring fund's subadviser or an affiliate is the acquired fund's adviser. The Target Allocation and Target Date Funds rely on Rule 12d1-4.
As a shareholder of another investment company, a fund would bear, along with other shareholders, its pro rata portion of the expenses of such other investment company, including investment advisory fees, general fund expenses, trading, custodial and interest expenses and distribution/shareholder servicing fees (if any). These expenses would be in addition to the advisory and other expenses that a fund bears directly in connection with its own operations and may represent a duplication of fees to shareholders of the fund.
Temporary Defensive Positions
Although each fund expects to pursue its investment objective utilizing its principal investment strategies regardless of market conditions, each fund may invest up to 100% in money market securities as a defensive tactic in abnormal market conditions. To the extent any fund engages in a temporary defensive position in this manner, it would not be invested in accordance with its stated investment objectives.
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Definition of Market Capitalization
Market capitalization is the value of a corporation determined by multiplying total outstanding shares by the current market price. Total outstanding shares include common stock, non-restricted exchangeable shares and partnership units/membership interests where applicable. Exchangeable shares are shares which may be exchanged at any time, at the holder’s option, on a one-for-one basis for common stock. Membership or partnership units/interests represent an economic interest in a limited liability company or limited partnership. Market capitalization does not include preferred or convertible preferred stock, participating preferred stock, restricted or redeemable shares, warrants, rights or trust receipts.
Types of Investment Risk
Active or Frequent Trading Risk. The risk of the realization and distribution to shareholders of higher capital gains as compared to a series with less active trading policies. Frequent trading also increases transaction costs, which could detract from the performance.
Asset Allocation Risk. The risk that the selection of the underlying funds and the allocation of the fund’s assets among the various asset classes and market segments will cause the fund to underperform other funds with a similar investment objective.
Call Risk. The risk that the issuer of a security will retire or redeem (“call”) the security with a higher rate of interest before the scheduled maturity date when interest rates have declined.
Correlation Risk. The risk that changes in the value of a hedging instrument or hedging technique will not match those of the asset being hedged (hedging is the use of one investment to offset the possible adverse effects of another investment).
Counterparty Risk. The risk that the counterparty under an agreement will not live up to its obligations.
Credit Risk. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise not honor a financial obligation.
Currency Risk. The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the U.S. dollar value of an investment.
Cybersecurity Risk. The risks associated with computer systems, networks and devices to carry out routine business operations. These systems, networks and devices employ a variety of protections that are designed to prevent cyberattacks. Despite the various cyber protections utilized by the funds, the Investment Adviser, and other service providers, their systems, networks, or devices could potentially be breached. The funds, their shareholders, and the Investment Adviser could be negatively impacted as a result of a cybersecurity breach. The funds cannot control the cybersecurity plans and systems put in place by service providers or any other third parties whose operations may affect the funds.
Default Risk. It is possible that unexpected events could cause the issuer to be unable to pay either principal or interest on its bond. This could cause the bond to go into default and lose value. Some federal agency securities are not backed by the full faith and credit of the United States, so in the event of default, a fund would have to look to the agency issuing the bond for ultimate repayment.
Derivatives Risk. The risk that loss may result from investments in options, forwards, futures, swaps and other derivatives instruments. These instruments may be illiquid, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the fund. Derivatives are also subject to counterparty risk, which is the risk that the other party to the transaction will not fulfill its contractual obligations.
Depository Receipt Risk. Depository receipts, such as ADRs, and global depository receipts ("GDRs"), may be issued in sponsored or un-sponsored programs. In a sponsored program, a security issuer has made arrangements to have its securities traded in the form of depository receipts. In an un-sponsored program, the issuer may not be directly involved in the creation of the program. Depository receipts involve many of the same risks as direct investments in foreign securities. These risks include, but are not limited to: fluctuations in currency exchange rates, which are affected by international balances of payments and other financial conditions; government interventions; and speculation. With respect to certain foreign countries, there is the possibility of expropriation or nationalization of assets, confiscatory taxation, political and social upheaval, and economic instability. Investments in depository receipts that are traded over the counter may also be subject to liquidity risk.
Equity Risk. Equity risk is the risk that securities held will fluctuate in value due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by a fund participate, and the particular circumstances and performance of particular companies whose securities a fund holds. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.
ETF Risks. The main risks of investing in ETFs are the same as investing in a portfolio of equity securities comprising the index on which the ETF is based, although lack of liquidity in an ETF could result in it being more volatile than the securities comprising the index. Additionally, the market prices of ETFs will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their net asset values). Index-based ETF investments may
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not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index.
Europe Investing Risk. The United Kingdom (UK) withdrew from the European Union (EU) on January 31, 2020, following a June 2016 referendum referred to as “Brexit.” Although the UK and EU made a trade deal that was entered into force on May 1, 2021, certain post-EU arrangements were outside the scope of the negotiating mandate and remain unresolved and subject to further negotiation and agreement. There is significant market uncertainty regarding Brexit’s ramifications, and the range of possible political, regulatory, economic and market outcomes are difficult to predict. The uncertainty surrounding the UK’s economy, and its legal, political, and economic relationship with the remaining member states of the EU, may cause considerable disruption in securities markets, including increased volatility and illiquidity, as well as currency fluctuations in the British pound’s exchange rate against the U.S. dollar.
Extension Risk. The risk that an unexpected rise in prevailing interest rates will extend the life of an outstanding mortgage-backed security by reducing the expected number of mortgage prepayments, typically reducing the security’s value.
Foreign Security Risk. Investments in foreign securities involve risks relating to currency fluctuations and to political, social and economic developments abroad, as well as risks resulting from differences between the regulations to which U.S. and foreign issuers and markets are subject. The investment markets of emerging countries are generally more volatile than markets of developed countries with more mature economies.
Growth Investing Risk. The risk that stocks with growth characteristics can experience sharp price declines as a result of earnings disappointments, even small ones. Investment will typically experience greater volatility over time than a large cap value security.
Hedging Risk. When a fund hedges an asset it holds (typically by using a derivative contract or derivative security), any gain or loss generated by the hedge should be substantially offset by losses or gains on the hedged asset. Hedging is a useful way to reduce or eliminate risk of loss, but it will also reduce or eliminate the potential for investment gains.
Information Risk. The risk that key information about a security or market is inaccurate or unavailable.
Interest Rate Risk. The risk of declines in market value of an income bearing investment due to changes in prevailing interest rates. With fixed-rate securities, a rise in interest rates typically causes a decline in market values, while a fall in interest rates typically causes an increase in market values.
Interest Rate Policy Risk. Federal Reserve policy may expose fixed-income and related markets to heightened volatility and may reduce liquidity for certain fund investments, which could cause the value of a fund's investments and share price to decline. A low interest rate environment can pose risks to a fund, because low yields on the fund’s portfolio holdings may have an adverse impact on the fund’s ability to provide a positive yield to its shareholders and pay expenses out of fund assets. However, continued economic recovery and the cessation of the quantitative easing program increase the risk that interest rates will rise in the near future and that the funds will face a heightened level of interest rate risk. A fund that invests in derivatives tied to fixed-income markets may be more substantially exposed to these risks than a fund that does not invest in derivatives.
Large Cap Risk. Large capitalization companies may fall out of favor with investors based on market and economic conditions. In addition, larger companies may not be able to attain the high growth rates of successful smaller companies and may be less capable of responding quickly to competitive challenges and industry changes. As a result, the Fund’s value may not rise as much as, or may fall more than, the value of funds that focus on companies with smaller market capitalizations.
Leverage Risk. The risks associated with securities or investment practices that enhance return (or loss) without increasing the amount of investment, such as buying securities on margin or using certain derivative contracts or derivative securities. A fund’s gain or loss on a leveraged position may be greater than the actual market gain or loss in the underlying security or instrument. A fund may also incur additional costs in taking a leveraged position (such as interest on borrowings) that may not be incurred in taking a non-leveraged position.
Liquidity Risk. The risk that certain securities or other investments may be difficult or impossible to sell at the time the fund would like to sell them or at the price the fund values them.
Litigation Risk. The funds may be subject to third-party litigation, which could give rise to legal liability. These matters involving the funds may arise from their activities and investments and could have a materially adverse effect on the funds, including the expense of defending against claims and paying any amounts pursuant to settlements or judgments. There can be no guarantee that these matters will not arise in the normal course of business. If the funds were to be found liable in any suit or proceeding, any associated damages and/or penalties could have a materially adverse effect on the funds’ finances, in addition to being materially damaging to their reputation.
Management Risk. The risk that a strategy used by a fund’s Investment Adviser may fail to produce the intended result. This risk is common to all mutual funds.
Market Risk. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably, due to factors that have nothing to do with the issuer, such as those resulting from the impact of the coronavirus as a global pandemic and related public health issues. This risk is common to all stocks and bonds and the mutual funds that invest in them.
Mid Cap Risk. Investments in midsize companies may entail greater risks than investments in larger, more established companies.
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Midsize companies tend to have narrower product lines, fewer financial resources and a more limited trading market for their securities, as compared to larger companies. They may also experience greater price volatility than securities of larger capitalization companies because growth prospects for these companies may be less certain and the market for such securities may be smaller. Some midsize companies may not have established financial histories; may have limited product lines, markets or financial resources; may depend on a few key personnel for management; and may be susceptible to losses and risks of bankruptcy.
Mortgage-Backed Securities Risk. The risk that mortgage holders prepay principal during a period of falling interest rates, a fund could be exposed to prepayment risk. In that case, a fund would have to reinvest the proceeds at a lower interest rate. The security itself may not increase in value with the corresponding drop in rates since the prepayment acts to shorten the maturity of the security.
Natural Event Risk. The risk of losses attributable to natural disasters, crop failures and similar events.
Non-Investment Grade Security Risk. Issuers of non-investment grade securities (i.e., “junk” bonds) are typically in weak financial health and their ability to pay interest and principal is uncertain. Compared to issuers of investment-grade bonds, they are more likely to encounter financial difficulties and to be materially affected by these difficulties when they do encounter them. “Junk” bond markets may react strongly to adverse news about an issuer or the economy, or to the perception or expectation of adverse news.
Opportunity Risk. The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are committed to less advantageous investments.
Political Risk. The risk of losses directly attributable to government actions or political events of any sort, including military actions and/or expropriation of assets.
Prepayment Risk. The risk that an unexpected fall in prevailing interest rates will shorten the life of an outstanding mortgage-backed security by increasing the expected number of mortgage prepayments, thereby reducing the security’s return.
Real Estate Investment Trusts ("REITs") Risk. REITs pool investors’ funds for investment primarily in real estate properties or real estate-related loans. REITs generally derive their income from rents on the underlying properties or interest on the underlying loans, and their value is impacted by changes in the value of the underlying property or changes in interest rates affecting the underlying loans owned by the REITs. REITs are more susceptible to risks associated with the ownership of real estate and the real estate industry in general. These risks can include, but are not limited, fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in competition, property taxes, capital expenditures or operating expenses; and other economic, political or regulatory occurrences affecting the real estate industry. In addition, REITs depend upon specialized management skills, may not be diversified (which may increase the price volatility of REITs), may have less trading volume and liquidity, and may be subject to more abrupt or erratic price movements than the overall securities market. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended. REITs are subject to the risk of failing to qualify for favorable tax treatment under the Code.
Speculation Risk. Speculation is the assumption of risk in anticipation of gain but recognizing a higher than average possibility of loss. To the extent that a derivative contract or derivative security is used speculatively (i.e., not used as a hedge), a fund is directly exposed to the risks of that derivative contract or security. Gains or losses from speculative positions in a derivative contract or security may be substantially greater than the derivative contract or security’s original cost.
Underlying Funds Risk. The risk that investment performance and its ability to achieve its investment goal are directly related to the performance of the underlying funds in which a fund invests. Each underlying fund’s performance, in turn, depends on the particular securities in which that underlying fund invests and the expenses of that underlying fund. Accordingly, the fund is subject to the risks of the underlying funds in direct proportion to the allocation of its assets among the underlying funds.
Valuation Risk. The risk that a fund could not sell a security or other portfolio investment for the market value or fair value established for it at any time. Similarly, the risk that the fair valuation of securities or other portfolio investments may result in greater fluctuation in their value from one day to the next than would be the case if the market values were available.
Value Investing Risk. The risk that “value” stocks are subject to the risk that their perceived intrinsic values may never be realized by the market, and to the risk that, although the stock is believed to be undervalued, it is actually appropriately priced or overpriced due to unanticipated problems associated with the issuer or industry.

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Higher-Risk Securities and Practices

Security or Practice	Description	Related Risks
Alternative Strategies Investments	Investments in underlying funds using alternative strategies for risk management or other purposes may invest in derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Underlying Fund, to replace more traditional direct investments, or to obtain exposure to certain markets.	Market, derivatives, liquidity, credit, commodities, counterparty and leverage risks.
American Depositary Receipts ("ADRs")	ADRs are receipts typically issued by a U.S. financial institution which evidence ownership of underlying securities of foreign corporate issuers. Generally, ADRs are in registered form and are designed for trading in U.S. markets.	Market, currency, information, natural event, and political risks (i.e., the risks of foreign securities).
Borrowing	The borrowing of money from financial institutions or through reverse repurchase agreements.	Leverage, interest rate policy, and credit risks.
Emerging Market Securities	Any foreign securities primarily traded on exchanges located in and/or issued by companies organized and/or primarily operating in countries that are considered lesser developed than countries like the U.S., Australia, Japan, or those of Western Europe.	Credit, market, currency, information, liquidity, interest rate, valuation, natural event, interest rate policy, and political risks.
European Depositary Receipt ("EDRs"), Global Depositary Receipts ("GDRs") and Swedish Depositary Receipts ("SDRs")
EDRs, GDRs and SDRs are receipts evidencing an arrangement with a non-U.S. financial institution similar to that for ADRs and are designed for use in non-U.S. securities markets. EDRs, GDRs and SDRs are not necessarily quoted in the same currency as the underlying security.
Market, currency, information, natural event, and political risks (i.e., the risks of foreign securities).
Foreign Money Market Securities	Short-term debt obligations issued either by foreign financial institutions or by foreign branches of U.S. financial institutions or foreign issuers.	Market, currency, information, interest rate, natural event, interest rate policy, and political risks.
Foreign Securities	Securities issued by companies organized and/or whose principal operations are outside the U.S., securities issued by companies whose securities are principally traded outside the U.S., and/or securities denominated or quoted in foreign currency. The term “foreign securities” includes ADRs, EDRs, GDRs, SDRs, and foreign money market securities.	Market, currency, information, natural event, and political risks.
Forward Foreign Currency Exchange Contracts	Contracts involving the right or obligation to buy or sell a given amount of foreign currency at a specified price and future date.	Currency, liquidity, and leverage risks. When used for hedging, also has hedging, correlation, and opportunity risks. When used speculatively, also has speculation risks.
Illiquid Securities	Any investment that the Investment Adviser reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.	Liquidity, valuation and market risks.
Mortgage-Backed Securities	Securities backed by pools of mortgages, including pass-through certificates, PACs, TACs, CMOs, and when available, pools of mortgage loans generated by credit unions.	Credit, extension, prepayment, interest rate, and interest rate policy risks.
Non-Investment Grade Securities	Investing in debt securities rated below BBB/Baa (i.e., “junk” bonds).	Credit, market, interest rate, interest rate policy, liquidity, valuation, and information risks.
Options
In general, an option is the right to buy (called a “call”) or sell (called a “put”) property for an agreed-upon price at any time prior to an expiration date. Both call and put options may be either written (i.e., sold) or purchased on securities or indices.
Market, hedging or speculation, leverage, correlation, liquidity, credit, and opportunity risks.
Repurchase Agreements	The purchase of a security that the seller agrees to buy back later at the same price plus interest.	Credit risk.
Restricted Securities	Securities originally issued in a private placement rather than a public offering. These securities often cannot be freely traded on the open market.	Liquidity, valuation, and market risks.
Reverse Repurchase Agreements	The lending of short-term debt securities; often used to facilitate borrowing.	Leverage and credit risks.
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Security or Practice	Description	Related Risks
Securities Lending	The lending of securities to financial institutions, which provide cash or government securities as collateral.	Credit risk.
Shares of Other Investment Companies	The purchase of shares issued by other investment companies. These investments are subject to the fees and expenses of the underlying investment company(s).	Market risks and the layering of fees and expenses.
Short-Term Trading	Selling a security soon after purchase or purchasing it soon after it was sold (a fund engaging in short-term trading will have higher turnover and transaction expenses).	Market, liquidity and opportunity risks.
Swaps	The entry into interest rate, credit default, index, currency exchange rate and total return swap agreements whereby the parties agree to exchange rates of return (or differentials therein) earned or realized on predetermined investments or instruments.	Market, liquidity, currency, credit, counterparty, leverage, interest rate risk, and opportunity risks.
When-Issued Securities and Forward Commitments	The purchase or sale of securities for delivery at a future date; market value may change before delivery.	Market, opportunity, and leverage risks.
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Higher-Risk Securities and Practices Table. The following table shows each fund’s investment limitations with respect to direct investments in certain higher risk securities and practices as a percentage of total assets. Funds that invest in underlying funds (e.g. the Target Allocation and Target Date Funds) may invest indirectly in certain of these securities which is not reflected in this table. A number in the column indicates the maximum percentage of total assets that the fund is permitted to invest in that practice or type of security. Numbers in this table show allowable usage only; for actual usage, consult the fund’s annual and semi-annual reports.

	Core Bond	High Income	Diversified Income	Large Cap Value	Large Cap Growth	Mid Cap	International Stock	Target Allocation	Target Date
Borrowing	30	30	30	30	30	30	30	30	30
Repurchase Agreements	*	*	*	*	*	*	*	*	*
Securities Lending	33⅓	33⅓	33⅓	33⅓	33⅓	33⅓	33⅓	33⅓	X
Short-Term Trading	*	*	*	*	*	*	*	*	*
When-Issued Securities; Forward Commitments	25	25	25	25	25	25	25	**	**
Shares of Other Investment Companies[1]	10	10	10	10	10	10	10	100	100
Non-Investment Grade Securities	20	*	20	20**	20**	20**	20**	**	**
Foreign Securities	25	50	25	25	25	25	*	**	**
Emerging Market Securities	20	25	15	15	15	15	40	**	**
Illiquid Securities	15	15	15	15	15	15	15	**	**
Restricted Securities	15	60	15	15	15	15	15	**	**
Mortgage-Backed Securities	25***	30	25***	X	X	X	X	**	**
Futures Contracts[2]	5	X	X	X	X	X	X	X	X
Options on Future Contracts[2]	5	X	X	X	X	X	X	X	X
Options on Securities, Indices or Currencies	10**	10	15**	20**	20**	20**	10**	**	**
Forward Foreign Currency Exchange Contracts	10**	10	10**	10**	10**	10**	10**	**	**
1 Includes ETFs.
2 Financial futures contracts and related options only, including futures, contracts and options on future contracts and on currencies.

Legend
*    One asterisk means that there is no policy limitation on the fund’s usage of that practice or type of security, and that the fund may be currently using that practice or investing in that type of security.
**    Two asterisks mean that the fund is permitted to use that practice or invest in that type of security, but is not expected to do so on a regular basis or in an amount that exceeds 5% of fund assets.
***    Excluding government sponsored agency paper.
X    An “X” mark means that the fund is not permitted to use that practice or invest in that type of security.
FUND NAMES

The Core Bond, High Income, Large Cap Value, Large Cap Growth, Mid Cap, and International Stock Funds have names that suggest a focus on a particular industry, group of industries or type of investment. In accordance with the provisions of Rule 35d-1 of the 1940 Act, each of these funds will, under normal circumstances, invest at least 80% of its assets in the particular industry, group of industries, or type of investment of the type suggested by its name. For this purpose, “assets” means net assets plus the amount of any borrowings for investment purposes. In addition, in appropriate circumstances, synthetic investments may be included in the 80% basket if they have economic characteristics similar to the other investments included in the basket. A fund’s policy to invest at least 80% of its assets in such a manner is not a “fundamental” one, which means that it may be changed without the vote of a majority of the fund’s outstanding shares as defined in the 1940 Act. Accordingly, the names of these funds may be changed at any time by a vote of the Board of Trustees. As required by Rule 35d-1, shareholders of funds subject to Rule 35d-1 will receive a 60-day written notice of any change to the investment policy describing the type of investment that the name suggests.
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INVESTMENT LIMITATIONS

The Trust has adopted the following restrictions and policies relating to the investment of assets and the activities of each fund. The policies listed below are fundamental and may not be changed for a fund without the approval of the holders of a majority of the outstanding votes of that fund (which for this purpose and under the 1940 Act means the lesser of (i) sixty-seven percent (67%) of the outstanding votes attributable to shares represented at a meeting at which more than fifty percent (50%) of the outstanding votes attributable to shares are represented or (ii) more than fifty percent (50%) of the outstanding votes attributable to shares). Except as noted below, none of the funds within the Trust may:
1.    Borrow money, except that it may (a) borrow from any lender for temporary purposes in amounts not in excess of 5% of its total assets and (b) borrow from banks in any amount for any purpose, provided that immediately after borrowing from a bank the fund’s aggregate borrowings from any source do not exceed 33⅓% of the fund’s total assets (including the amount borrowed). If, after borrowing from a bank, a fund’s aggregate borrowings later exceed 33⅓% of the fund’s total assets, the fund will, within three days after exceeding such limit (not including Sundays or holidays), reduce the amount of its borrowings to meet the limitation. A fund may make additional investments while it has borrowings outstanding. A fund may make other borrowings to the extent permitted by applicable law.
2.    Underwrite securities of other issuers, except that a fund may acquire portfolio securities under circumstances where, if the securities are later publicly offered or sold by the fund, it may be deemed to be an underwriter for purposes of the 1933 Act.
3.    Invest over 25% of assets taken at its market value in any one industry, except that each Target Allocation and Target Date Funds may invest more than 25% of its assets in any one affiliated underlying fund. Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or instruments secured by these money market instruments, such as repurchase agreements, shall not be considered investments in any one industry for purposes of these rules. Telephone, gas, and electric utility industries shall be considered separate industries.
4.    Purchase physical commodities or enter into contracts requiring the delivery or receipt of physical commodities.
5.    Purchase or sell real estate, except a fund may purchase securities which are issued by companies which invest in real estate or interests therein.
6.    Issue senior securities as defined in the 1940 Act, except as is permitted by such Act, by rules under such Act, and by SEC positions with respect to the issuance of obligations which might be deemed senior securities.
7.     Make loans (the acquisition of bonds, debentures, notes and other securities as permitted by the investment objectives of a fund shall not be deemed to be the making of loans) except that a fund may purchase securities subject to repurchase agreements under policies established by the Board and may make loans of securities as permitted by applicable law.
8.    With respect to 75% of the fund’s total assets, purchase securities of an issuer (other than the U.S. Government, its agencies or instrumentalities and, for the Target Allocation and Target Date Funds, the securities of other investment companies), if (i) such purchase would cause more than 5% of the fund’s total assets taken at market value to be invested in the securities of such issuer, or (ii) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the fund.
With regard to fundamental policy 3 above, as it relates to the Target Allocation and Target Date Funds, Madison looks through to the assets held by affiliated underlying funds for purposes of the industry concentration limit, and for unaffiliated underlying funds, Madison applies the test the same way based on what Madison knows about the underlying fund.
With regard to fundamental policy 6 above, Section 18(f) of the 1940 Act prohibits an investment company from issuing a “senior security” except under certain circumstances. A “senior security” is any security or obligation that creates a priority over any other class to a distribution of assets or payment of a dividend. Permissible “senior securities” include, among other things, a borrowing from a bank where the fund maintains an asset coverage ratio of at least 300% while the borrowing is outstanding.
In addition to the fundamental policies listed above, the investment objective of each fund is a fundamental policy that cannot be changed without the approval of a majority of the fund’s outstanding voting securities.
The following restrictions are not fundamental policies and may be changed without the approval of the shareholders of the affected fund. No fund will:
1.Sell securities short or maintain a short position, except for short sales against the box.
2.    Purchase illiquid securities if more than 15% of the total assets of the fund, taken at market value, would be invested in such securities.
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3.     With regard to the Core Bond Fund, the fund will not invest more than 5% of the value of its total assets (determined as of the date of purchase) in the securities of any one issuer (other than securities issued or guaranteed by the United States Government or any of its agencies or instrumentalities and excluding bank deposits), and Madison will not purchase, on behalf of the fund, any securities when, as a result, more than 10% of the voting securities of the issuer would be held by the fund. For purposes of these restrictions, the issuer is deemed to be the specific legal entity having ultimate responsibility for payment of the obligations evidenced by the security and whose assets and revenues principally back the security.
4.     With regard to the Core Bond Fund, at least 65% of the fund’s assets must be invested in investment grade securities.
Except for the limitations on borrowing from banks, if the above percentage restrictions, or any restrictions elsewhere in this SAI or in one of the prospectuses covering fund shares, are adhered to at the time of investment, a later increase or decrease in such percentage resulting from a change in values of securities or amount of net assets will not be considered a violation of any of the foregoing restrictions.
Notwithstanding the foregoing investment limitations, the underlying funds in which the Target Allocation and Target Date Funds may invest have adopted certain investment restrictions that may be more or less restrictive than those listed above, thereby permitting such funds to engage indirectly in investment strategies that may be prohibited under the investment limitations listed above. The investment restrictions of each underlying fund are set forth in the prospectus and SAI for that underlying fund.
PORTFOLIO TURNOVER

Each fund will trade securities held by it whenever, in the Investment Adviser’s view, changes are appropriate to achieve the stated investment objectives. The Investment Adviser does not anticipate that unusual portfolio turnover will be required and intends to keep such turnover to moderate levels consistent with the objectives of each fund. Although the Investment Adviser makes no assurances, it is expected that the annual portfolio turnover rate for each fund will be generally less than 100%. This would mean that normally less than 100% of the securities held by the fund would be replaced in any one year.
For each of the two fiscal years ended December 31, portfolio turnover for each fund was as follows:

Fund	2021	2020
Conservative Allocation[1]	50%	73%
Moderate Allocation[1]	59%	79%
Aggressive Allocation[1]	71%	93%
Core Bond	34%	44%
High Income	50%	55%
Diversified Income	34%	31%
Large Cap Value[2]	32%	87%
Large Cap Growth[2]	16%	29%
Mid Cap	25%	24%
International Stock[3]	130%	33%
Madison Target Retirement 2020[4]	210%	318%
Madison Target Retirement 2030[4]	215%	372%
Madison Target Retirement 2040[4]	209%	367%
Madison Target Retirement 2050[4]	228%	390%
1Turnover for 2021 was lower due to lesser amount of material asset allocation rotations in relation to 2020, where turnover was atypically high.
2 Turnover for 2021 was lower due to the decision to maintain the majority of the existing holdings throughout the year.
3 Turnover for 2021 was higher than 2020 due to repositioning of the fund due to the change of the investment adviser.
4Turnover for 2021 was lower than 2020, because in 2020 the fund actively sold a portion of the U.S. equity securities held in the portfolio and purchased emerging markets and other international stocks.

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MANAGEMENT OF THE TRUST

Trustees and Officers
The Trust is governed by the Board of Trustees. The Board has the duties and responsibilities set forth under the applicable laws of the State of Massachusetts, including but not limited to the management and supervision of the funds. The Board of Trustees, from time to time, may include individuals who may be deemed to be affiliated persons of Madison. At all times, however, a majority of Board members will not be affiliated with Madison or the funds (collectively referred to herein as the “Independent Trustees”). Board members serve until the end of the calendar year in which the first of the following two events occur: (1) he or she attains the age of seventy-six (76), or (2) he or she has served on the Board for a total of fifteen (15) years, subject in the latter case to extension by unanimous vote of the remaining Trustees on an annual basis.
Independent Trustees
The funds do not hold annual shareholder meetings, but may hold special meetings for such purposes as electing or removing Board members, changing fundamental policies, approving certain management contracts, approving or amending a 12b-1 plan, or as otherwise required by the 1940 Act or the Declaration of Trust. The address of each trustee and officer is 550 Science Drive, Madison, WI 53711.

Name and Age	Position(s) Held, First Elected and Term of Office[1]	Principal Occupation(s) During Past Five Years	Portfolios Overseen in Fund Complex by Trustee[2]	Other Directorships Held by Trustee
Steven P. Riege 68	Trustee, 2005 - 2028	Ovation Leadership (management consulting), Milwaukee, WI, Owner/President, 2001 - Present Robert W. Baird & Company (financial services), Milwaukee, WI, Senior Vice President-Marketing and Vice President-Human Resources, 1986 - 2001	30	Madison Funds (15), 2005 - Present; Madison Covered Call & Equity Strategy Fund, 2015 - Present
Richard E. Struthers 69	Trustee, 2004 - 2028	Clearwater Capital Management (investment advisory firm), Naples, FL, Chair and Chief Executive Officer 1998 - Present Park Nicollet Health Services, Minneapolis, MN, Chairman, Finance and Investment Committee, 2006 - 2012	30	Madison Funds (15), 2004 - Present; Madison Covered Call & Equity Strategy Fund, 2017 - Present
Carrie J. Thome 53	Trustee, 2017 - 2032	NVNG Investment Advisors, LLC, Madison, WI, Managing Director, 2019 - Present Wisconsin Alumni Research Foundation, Madison, WI, Chief Investment Officer, 2007 - 2019	29	Madison Funds (15), 2017 - Present Dynamic Alternatives Fund, 2021 - Present
[1] Board terms end on December 31 of the year noted.
2 As of the date of this SAI, the fund complex consists of Madison Funds with 15 portfolios, the Ultra Series Fund with 14 portfolios, and the Madison Covered Call & Equity Strategy Fund (a closed end fund), for a grand total of 30 separate portfolios in the fund complex. Not every trustee is a member of the Board of Trustees of every fund in the fund complex, as noted above. References to the “Fund Complex” in this SAI have the meaning disclosed in this footnote.

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Officers

Name and Age	Position(s) Held and Length of Time Served	Principal Occupation(s) During Past Five Years	Portfolios Overseen in Fund Complex by Director/ Trustee[1]	Other Directorships Held by Trustee
Patrick F. Ryan 43	President, 2020 - Present
Madison Investment Holdings, Inc. (“MIH”), Madison Asset Management, LLC (“Madison”) and Madison Investment Advisors, LLC (“MIA”), Head of Multi-Asset Solutions and Portfolio Manager, 2018 – Present; Co-Head of Multi-Asset Solutions and Portfolio Manager, 2016 – 2017
Madison Funds (15 mutual funds) and Madison Covered Call & Equity Strategy Fund (closed-end fund), President, March 2020 - Present
			N/A	N/A
Paul A. Lefurgey 57	Vice President, 2009 - Present	MIH, Madison and MIA, Co-Head of Investments, 2022 - Present; CEO, 2017 - 2021; Co-Head of Fixed Income, 2019 - 2021; Director of Fixed Income Investments, 2016 - 2019; Executive Director and Head of Fixed Income Investments, 2013 - 2016 Madison Funds (15), Vice President, 2009 - Present; Madison Covered Call & Equity Strategy Fund, Vice President, 2012 - Present; Madison Strategic Sector Premium Fund (closed end fund), Vice President, 2010 - 2018	16	Madison Funds (15), 2020 - Present; Madison Covered Call & Equity Strategy Fund, 2021 – Present
Greg D. Hoppe 53	Vice President 2020 - Present; Chief Financial Officer, 2019 - Present; Treasurer, 2009 - 2019
MIH and MIA, Vice President, 1999 - Present; Madison, Vice President, 2009 - Present
Madison Funds (15), Vice President, 2020 - Present; Chief Financial Officer, 2019 - Present; Treasurer, 2009 - 2019; Madison Covered Call & Equity Strategy Fund, Vice President, 2020 - Present; Chief Financial Officer, 2019 - Present; Treasurer, 2012 - 2019; Madison Strategic Sector Premium Fund, Treasurer, 2009 - 2018
			N/A	N/A
Steve J. Fredricks 51	Chief Compliance Officer and Assistant Secretary, 2018 - Present
MIH, MIA and Madison, Chief Legal Officer, 2020 - Present; Chief Compliance Officer, 2018 - Present
Madison Funds (15) and Madison Covered Call & Equity Strategy Fund, Chief Compliance Officer and Assistant Secretary, 2018 - Present; Madison Strategic Sector Premium Fund, Chief Compliance Officer during 2018
Jackson National Asset Management, LLC, Senior Vice President and Chief Compliance Officer, 2005 - 2018
			N/A	N/A
Holly S. Baggot 61	Secretary, 1999 - Present; Assistant Treasurer, 1999 - 2007; 2009 - Present
MIH and MIA, Vice President, 2010 - Present; Madison, Vice President, 2009 - Present; MFD Distributor, LLC (“MFD”) (an affiliated brokerage firm of Madison), Vice President, 2012 - Present
Madison Funds (15), Secretary, 1999 - Present and Assistant Treasurer, 1999 - 2007 and 2009 - Present; Madison Covered Call & Equity Strategy Fund, Secretary and Assistant Treasurer, 2012 - Present; Madison Funds and Madison Covered Call & Equity Strategy Fund, Anti-Money Laundering Officer, 2019 - 2020; Madison Strategic Sector Premium Fund, Secretary and Assistant Treasurer, 2010 - 2018
			N/A	N/A
Trey D. Edgerle 32	Assistant Secretary, 2017 – Present; Anti-Money Laundering Officer, 2020 - Present
MIH, MIA and Madison, Senior Mutual Fund and Compliance Associate, 2016 - Present
Madison Funds (15) and Madison Covered Call & Equity Strategy Fund, Assistant Secretary, 2017 – Present; Anti-Money Laundering Officer, 2020 – Present; Madison Strategic Sector Premium Fund, Assistant Secretary, 2017 – 2018
U.S. Bancorp, Mutual Fund Compliance Officer, 2013 - 2016
			N/A	N/A
1As of the date of this SAI, the fund complex consists of Madison Funds with 15 portfolios, the Ultra Series Fund with 14 portfolios, and the Madison Covered Call & Equity Strategy Fund (a closed end fund), for a grand total of 30 separate portfolios in the fund complex. Not every trustee is a member of the Board of Trustees of every fund in the fund complex, as noted above. References to the “Fund Complex” in this SAI have the meaning disclosed in this footnote.

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Trustee Compensation
During the fiscal year ended December 31, 2021, the trustees were compensated as follows:

Trustee Name	Aggregate Compensation from Trust	Total Compensation from Trust and Fund Complex[1]
Steven P. Riege	$26,000	$108,000
Richard E. Struthers	$26,000	$100,000
Carrie J. Thome	$26,000	$88,000
1 The Trust consists of 15 separate portfolios, and the “Fund Complex” consists of 30 separate portfolios, as described in more detail above.
Not every Trustee is a member of the Board of Trustees of every fund in the Fund Complex, as noted above.
The Fund Complex does not have any sort of pension or retirement plans for the benefit of trustees.
There have been no arrangements or understandings between any Trustee or officer and any other person(s) pursuant to which (s)he was selected as a trustee or officer.
Board Qualifications
The members of the Board of Trustees each have experience that led fund management to the conclusion that the each should serve as a member of the Board, both at the time of the person’s appointment and continuing as of the date of this SAI. All three Independent Trustees have substantial experience operating and overseeing a business, whether it be the management consulting business (for Mr. Riege), the investment management business (for Mr. Struthers), and the investment management and academic research business (for Ms. Thome). As a result of this experience, each has unique perspectives regarding the operation and management of the funds and the Board of Trustees’ oversight function. They use this collective experience to oversee the funds for the benefit of fund shareholders. Moreover, each of the Independent Trustees has served as a trustee of one or more mutual funds for many years. They bring substantial and material experience and expertise to their roles as trustees of the funds.
Board Committees
The Board of Trustees has established two standing committees to help manage the funds, an Audit Committee and a Nominating and Governance Committee. Each such Committee is currently comprised of Messrs. Riege and Struthers and Ms. Thome, constituting all of the Trust’s Independent Trustees. The Chair of the Nominating and Governance Committee is Mr. Riege, and the Chair of the Audit Committee is Mr. Struthers.
Audit Committee. The Audit Committee is responsible for reviewing the results of each audit of the funds by the funds’ independent registered public accounting firm and for recommending the selection of independent auditors for the coming year. The Audit Committee meets at least quarterly and more often as necessary. The Audit Committee met four times during the funds’ last fiscal year.
Nominating and Governance Committee. The Nominating and Governance Committee is responsible for nominating trustees and officers to fill vacancies and for evaluating their qualifications. The Nominating and Governance Committee is also responsible for periodically reviewing the effectiveness of the Board of Trustees and its committees. Like the Audit Committee, the Nominating and Governance Committee meets at least quarterly and more often as necessary. The Committee met four times during the funds’ last fiscal year. The Nominating and Governance Committee may consider candidates for the Board submitted by shareholders if a vacancy were to exist. Shareholders who wish to recommend a nominee may do so by submitting the appropriate information about the candidate to the Secretary of the Trust at the following address: 550 Science Drive, Madison, Wisconsin 53711.
Leadership Structure of the Board
The Board of Trustees is relatively small (with three members, as noted in the tables above) and operates in a collegial atmosphere.  Board members are expected to provide their input into establishing the Board’s meeting agenda.  Likewise, each Board of Trustees meeting contains a standing agenda item for any Board member to raise new or additional items he or she believes is important in connection with fund governance.  The Board of Trustees has charged Mr. Riege with acting as the Lead Independent Trustee for purposes of communicating with Madison, the Trust's Chief Compliance Officer, counsel to the Independent Trustees and Trust counsel on matters relating to the Board as a whole.  The Independent Trustees often meet in executive session without representatives of Madison present (including meetings with counsel, the Chief Compliance Officer and the independent registered public accountant).
As adviser to each series of the Trust, Madison is responsible for the overall risk management for the funds, including supervising their affiliated and third-party service providers and identifying and mitigating possible events that could impact the funds’ business, operations or performance. Risks to the funds include investment, legal, compliance and regulatory risks, as well as the risk of operational failure or lack of business continuity. The Board of Trustees oversees risk management of the funds’ investment programs through the Audit Committee and through oversight by the Board itself. The Trust's Chief Compliance Officer, who reports to the Independent Trustees, provides the Board of Trustees with quarterly reports regarding the adviser's
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processes and controls in place to address regulatory, compliance, legal and operational risk and annually provides the Board of Trustees a comprehensive compliance report. The Board of Trustees exercises its oversight in conjunction with Madison, the Chief Compliance Officer, fund counsel and counsel to the Independent Trustees by requesting reports and presentations at regular intervals throughout the year. Additionally, the Audit Committee receives periodic reports from the funds’ independent accountants. The Board’s committee structure requires an Independent Trustee to serve as Chair of the Nominating and Governance and the Audit Committees.
Given the small size of the Board of Trustees, its committee structure led by Independent Trustees, the openness of Board meetings to active input by all Board members, its utilization of executive sessions, the role of the Lead Independent Trustee and its quarterly focus on compliance and risk management, the Board of Trustees has determined that its current leadership structure is adequate for the protection of fund investors.
Trustees’ Holdings
As of December 31, 2021, none of the trustees held any shares in the funds. However, their Fund Complex holdings as of such date were as follows:

Name of Trustee	Aggregate Dollar Range of Equity Securities in Fund Complex[1]
Steven P. Riege	$10,001-$50,000
Richard E. Struthers	$50,001-$100,000
Carrie J. Thome	None
1Dollar ranges are as follows: none; $1-$10,000; $10,001-$50,000; $50,001-$100,000; and over $100,000.
CONTROL PERSONS AND PRINCIPAL HOLDERS OF THE TRUST’S SECURITIES

The Trust is an investment vehicle underlying the separate accounts of CMFG Life Insurance Company (“CMFG Life”) which issues variable contracts. As of April 1, 2022, the separate accounts of CMFG Life were the primary shareholders of the Trust.
The following table sets forth 5% or more beneficial ownership of shares of each class of each fund (through its ownership in one of the separate accounts of CMFG Life) if applicable, as of April 1, 2022.

Fund	Name and Address of Owner	Percentage Ownership
Conservative Allocation Class I	Community First Credit Union Defined Benefit Plan and Trust, P O Box 1487, Appleton, WI 54912-1487	50.83%
Core Bond Class I	CMFG 401(H) Plan for Non-Represented Employees, 5910 Mineral Point Road, Madison, WI 53705-4456	7.39%
Core Bond Class I	Community First Credit Union Defined Benefit Plan and Trust, P O Box 1487, Appleton, WI 54912-1487	6.20%
Core Bond Class I	Goldenwest Federal Credit Union Defined Benefit Plan and Trust, 5025 Adams Avenue, South Odgen, UT 84403-4102	8.06%
Madison Target Retirement 2030 Class I	National Institutes of Health Federal Credit Union, 111 Rockville Pike, Rockville, MD 20850-5170	7.75%
Madison Target Retirement 2040 Class I	Nusenda Federal Credit Union 401k Plan, 4100 Pan American Fwy NW, Albuquerque, NM 87107-4752	5.21%
Madison Target Retirement 2050 Class I	Godenwest Federal Credit Union Defined Benefit Plan and Trust, 5025 Adams Avenue, South Ogden, UT 64403-4102	7.41%
Madison Target Retirement 2050 Class I	Nusenda Federal Credit Union 401k Plan, 4100 Pan American Fwy NW, Albuquerque, NM 87107-4752	7.55%
As of April 1, 2022, the Trust’s trustees and officers, as a group, did not own any voting securities of each fund.
PORTFOLIO MANAGEMENT

Background. The investment adviser to the Trust, Madison Asset Management, LLC (“Madison”), is a registered investment adviser located at 550 Science Drive, Madison, WI 53711. Madison is owned by Madison Investment Holdings, Inc. (“MIH”), 550 Science Drive, Madison, WI 53711. Madison shares investment personnel with Madison Investment Advisors, LLC, a wholly-owned subsidiary of Madison. MIH was founded in 1974 and currently operates primarily as a holding company. In addition to Madison, the other firm under the MIH umbrella is Madison Investment Advisors, LLC (a registered investment adviser providing portfolio management services to wrap accounts and separately managed accounts) located in Madison, WI,
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which includes an insurance asset management division, Madison Scottsdale, located in Scottsdale, AZ, and an international equity team located in Toronto, Canada. Frank E. Burgess, who is the founder of MIH, owns a controlling interest in MIH.
Investment Advisory Agreement. Madison has entered into an Investment Advisory Agreement with the Trust that requires Madison to provide continuous professional investment management of the investments of the Trust, including establishing an investment program complying with the investment objectives, policies, and restrictions of each fund. As compensation for its services under the Investment Advisory Agreement, each fund pays Madison, on a monthly basis, a management fee computed computed at an annualized percentage rate of the average daily value of the net assets of each fund.
During each of the three fiscal years ended December 31, the Trust paid the following investment advisory fees to Madison:

Fund	Advisory Fee	2021	2020	2019
Conservative Allocation	0.30%[1]	$474,773	$384,182	$365,258
Moderate Allocation	0.30%[1]	522,407	535,549	587,185
Aggressive Allocation	0.30%[1]	165,704	167,619	191,306
Core Bond	0.55%	605,392	664,239	714,773
High Income	0.75%	127,291	135,197	160,621
Diversified Income	0.70%	1,589,510	1,522,960	1,681,288
Large Cap Value	0.60%	1,406,842	1,305,295	1,566,788
Large Cap Growth	0.80%	1,776,202	1,570,042	1,724,632
Mid Cap	0.90%	1,593,772	1,404,087	1,562,216
International Stock	1.15%	326,318	323,156	369,776
Madison Target Retirement 2020	0.25%	75,220	87,627	93,594
Madison Target Retirement 2030	0.25%	178,402	162,838	159,403
Madison Target Retirement 2040	0.25%	104,845	97,658	96,309
Madison Target Retirement 2050	0.25%	82,109	68,512	61,972
1The investment adviser contractually agreed to waive 0.10% of its 0.30% management fee until at least April 30, 2022. The fee waiver agreement was discontinued effective May 1, 2022. For the fiscal years ended December 31, 2021, 2020 and 2019, the management fee waivers were as follows: Conservative Allocation $158,257, 128,061,and $121,753; Moderate Allocation $174,136, $178,516, and $195,728; and Aggressive Allocation $55,235, $55,873, and $63,769. Amounts in the chart include fees waived.
Services/Administrative Services Agreement. In addition to providing investment management services to the funds, Madison also provides or otherwise arranges for the funds to have all operational and support services needed by each fund. For all funds but the Target Date Funds, such services are included in the Investment Advisory Agreement between Madison and the funds; for the Target Date Funds, such services are described in a separate Administrative Services Agreement between the parties described below. The services provided to the Target Allocation Funds and Core Funds include:
•Handling bookkeeping and portfolio accounting for the Trust.
•Handling telephone inquiries, cash withdrawals and other customer service functions (including monitoring wire transfers).
•Providing appropriate supplies, equipment and ancillary services necessary to conduct the Trust’s affairs.
•Arranging for and paying the custodian, fund transfer agent, fund accountant and fund administrator.
•Arranging for and paying the Trust's legal counsel.
•Registering the Trust and its shares with the SEC and notifying any applicable state securities commissions of the sale of such shares in their jurisdiction.
•Printing and distributing prospectuses and periodic financial reports to current shareholders.
•Paying for trade association membership.
•Preparing shareholder reports, proxy materials and holding shareholder meetings.
In providing or arranging for the provision of the various services covered by the Investment Advisory Agreement, Madison negotiates for the best services at the best price available from the Trust’s unaffiliated service providers. To the extent Madison is able to negotiate discounts from service providers, these discounts are not necessarily passed onto the Trust.
For the Target Date Funds, Madison has entered into an Administrative Services Agreement with the Trust (the "Services Agreement") that obligates Madison to provide or otherwise arrange for the Trust to provide these services for a fee of 0.05% computed at an annualized percentage rate of the average daily value of the net assets of each fund.
Based on the foregoing, except as set forth below, the funds remain responsible for all of the following fees:
•Independent Trustees’ fees and expenses, including Lead Independent Trustee fees;
•Independent registered public accountants’ fees and expenses (except that with regard to the Target Date Funds, these fees are included in the services fee paid to Madison);
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•Costs associated with the Trust’s compliance program under Rule 38a-1 of the 1940 Act, including personnel costs, which represents a percentage of the costs for the compliance program utilized by the Trust, other investment companies managed by Madison and its affiliates (except that with regard to the Target Date Funds, these fees are included in the services fee paid to Madison);
•Fees related to portfolio holdings, such as brokerage commissions, interest on loans, etc.;
•Rule 12b-1 distribution and service fees disclosed in the Trust prospectuses;
•Acquired fund fees, if any; and
•Extraordinary or non-recurring fees, such as fees and costs relating to any temporary line of credit the funds may maintain for emergency or extraordinary purposes.
During each of the three fiscal years ended December 31, the Trust paid the following service fees to Madison for the Target Date Funds:

Fund	Administrative Services Fee	2021	2020	2019
Madison Target Retirement 2020	0.05%	$15,044	$17,525	$18,719
Madison Target Retirement 2030	0.05%	35,681	32,568	31,881
Madison Target Retirement 2040	0.05%	20,969	19,531	19,262
Madison Target Retirement 2050	0.05%	16,404	13,702	12,394
Subadvisers: Madison may manage the assets of all of the funds using a “manager of managers” approach under which Madison may manage some or all of the funds’ assets and may allocate some or all of the funds’ assets among one or more specialist subadvisers. Madison selects subadvisers based on a continuing quantitative and qualitative evaluation of their abilities in managing assets pursuant to a particular investment style. While superior performance is the ultimate goal, short-term performance by itself will not be a significant factor in selecting or terminating subadvisers, and Madison does not expect frequent changes in subadvisers. Madison compensates subadvisers out of its own assets.
Madison monitors the performance of each subadviser to the extent it deems appropriate to achieve a fund’s investment objective, reallocates fund assets among its own portfolio management team and individual subadvisers or recommends to the Board of Trustees that a fund employ or terminate particular subadvisers.The Trust and Madison received an exemptive order from the SEC that permits the Board to appoint or change unaffiliated subadvisers without shareholder approval. If there is a new appointment or change in unaffiliated subadviser, you will receive an “information statement” within 90 days after the date of the change.The statement will provide you with relevant information about the reason for the change and information about any new subadviser.
With regard to the funds discussed in this SAI, Madison does not currently use a subadviser.
PORTFOLIO MANAGERS

Compensation. Madison believes portfolio managers should receive compensation for the performance of the firm’s client accounts, their individual effort, and the overall profitability of the firm. As such, as of the date of the SAI, portfolio managers receive a base salary, as well as an incentive bonus based on the attainment of certain goals and objectives in the portfolio management process (described below). The portfolio managers also participate in the overall profitability of the firm directly, through an ownership interest in the firm, or indirectly, through a firm-sponsored profit sharing plan. Madison believes its portfolio managers’ goals are aligned with those of long-term investors, recognizing client goals to outperform over the long-term.
With regard to incentive compensation, the incentive pools for the asset allocation, equity and fixed-income teams are calculated based on a percentage of revenue from each investment strategy.  Equity and fixed income teams managers are rewarded for performance relative to their benchmark(s) over both a one- and three-year period (measured on a pre-tax basis).  The asset allocation team managers are rewarded for performance relative to their benchmark(s) over a one-, three- and five-year period (measured on a pre-tax basis), which is based on a risk-adjusted return. Incentive compensation earned is paid out over a two year period, so that if a portfolio manager leaves the employ of Madison, he or she forfeits a percentage of his or her incentive compensation.  The purpose of this structured payout is to aid in the retention of investment personnel.  All incentive compensation must be approved by the Executive Committee and CFO. The incentive compensation pool shared by the members of the firm’s asset allocation and equity management teams is based on the performance of the firm’s various asset allocation and equity mutual funds measured against the appropriate index benchmarks.
The incentive compensation pool shared by the members of the firm’s fixed-income management team is based on the performance of the firm’s various fixed-income composites measured against the appropriate index benchmarks. All firm fixed-income accounts, including mutual funds, regardless of whether they are included in such composites, are managed with the same general investment philosophy, approach and applicable allocations regarding duration, spreads and other fixed-income characteristics.
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There is no difference in the way the firm compensates portfolio managers for managing a mutual fund or a private client account (or any other type of account). Instead, compensation is based on the entire employment relationship, not on the performance of any single account or type of account.
Other Accounts Managed (as of December 31, 2021):
David Hottmann - Target Allocation and Target Date Funds

Types of Accounts	Number of Other Accounts Managed	Total Assets in Accounts	Accounts with Performance-Based Advisory Fees	Total Assets in Accounts with Performance-Based Advisory Fees
Registered Investment Companies	3	$269,978,510	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	977	$1,043,202,410	0	$0
Patrick Ryan - Target Allocation and Target Date Funds

Types of Accounts	Number of Other Accounts Managed	Total Assets in Accounts	Accounts with Performance-Based Advisory Fees	Total Assets in Accounts with Performance-Based Advisory Fees
Registered Investment Companies	3	$269,978,510	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	990	$1,051,592,916	0	$0
Chris Nisbet - Diversified Income Fund (fixed income portion)

Types of Accounts	Number of Other Accounts Managed	Total Assets in Accounts	Accounts with Performance-Based Advisory Fees	Total Assets in Accounts with Performance-Based Advisory Fees
Registered Investment Companies	3	$257,754,618	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	1,303	$797,485,168	0	$0
Allen Olson - Core Bond, High Income and Diversified Income (fixed income portion) Funds

Types of Accounts	Number of Other Accounts Managed	Total Assets in Accounts	Accounts with Performance-Based Advisory Fees	Total Assets in Accounts with Performance-Based Advisory Fees
Registered Investment Companies	3	$345,044,192	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	664	$300,868,063	0	$0
Chris Schroeder - High Income Fund

Types of Accounts	Number of Other Accounts Managed	Total Assets in Accounts	Accounts with Performance-Based Advisory Fees	Total Assets in Accounts with Performance-Based Advisory Fees
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	18	$212,993,743	0	$0
Mike Sanders - Core Bond, High Income and Diversified Income (fixed income portion) Funds

Types of Accounts	Number of Other Accounts Managed	Total Assets in Accounts	Accounts with Performance-Based Advisory Fees	Total Assets in Accounts with Performance-Based Advisory Fees
Registered Investment Companies	3	$393,706,511	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	5,613	$7,360,085,962	0	$0
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John Brown - Diversified Income (equity portion) and Large Cap Value Funds

Types of Accounts	Number of Other Accounts Managed	Total Assets in Accounts	Accounts with Performance-Based Advisory Fees	Total Assets in Accounts with Performance-Based Advisory Fees
Registered Investment Companies	3	$535,982,201	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	112	$234,308,663	0	$0
Drew Justman - Diversified Income (equity portion) and Large Cap Value Funds

Types of Accounts	Number of Other Accounts Managed	Total Assets in Accounts	Accounts with Performance-Based Advisory Fees	Total Assets in Accounts with Performance-Based Advisory Fees
Registered Investment Companies	5	$781,913,223	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	112	$234,308,663	0	$0
Joe Maginot - Large Cap Growth Fund

Types of Accounts	Number of Other Accounts Managed	Total Assets in Accounts	Accounts with Performance-Based Advisory Fees	Total Assets in Accounts with Performance-Based Advisory Fees
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	675	$3,556,048,219	0	$0
Richard Eisinger - Large Cap Growth and Mid Cap Funds

Types of Accounts	Number of Other Accounts Managed	Total Assets in Accounts	Accounts with Performance-Based Advisory Fees	Total Assets in Accounts with Performance-Based Advisory Fees
Registered Investment Companies	2	$1,181,330,621	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	2,311	$7,042,818,024	0	$0
Haruki Toyama - Large Cap Growth and Mid Cap Funds

Types of Accounts	Number of Other Accounts Managed	Total Assets in Accounts	Accounts with Performance-Based Advisory Fees	Total Assets in Accounts with Performance-Based Advisory Fees
Registered Investment Companies	1	$762,688,277	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	870	$2,141,030,411	0	$0
Andy Romanowich - Mid Cap Fund

Types of Accounts	Number of Other Accounts Managed	Total Assets in Accounts	Accounts with Performance-Based Advisory Fees	Total Assets in Accounts with Performance-Based Advisory Fees
Registered Investment Companies	1	$762,688,277	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	865	$2,139,582,950	0	$0
Thomas Tibbles – International Stock Fund

Types of Accounts	Number of Other Accounts Managed	Total Assets in Accounts	Accounts with Performance-Based Advisory Fees	Total Assets in Accounts with Performance-Based Advisory Fees
Registered Investment Companies	1	$16,987,951	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	327	$501,174,060	0	$0
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Patrick Tan – International Stock Fund

Types of Accounts	Number of Other Accounts Managed	Total Assets in Accounts	Accounts with Performance-Based Advisory Fees	Total Assets in Accounts with Performance-Based Advisory Fees
Registered Investment Companies	1	$16,987,951	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	327	$501,174,060	0	$0
Alyssa Rudakas – International Stock Fund

Types of Accounts	Number of Other Accounts Managed	Total Assets in Accounts	Accounts with Performance-Based Advisory Fees	Total Assets in Accounts with Performance-Based Advisory Fees
Registered Investment Companies	1	$16,987,951	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	327	$501,174,060	0	$0
Material Conflicts of Interest: Potential conflicts of interest may arise because Madison engages in portfolio management activities for clients other than the funds. For example, portfolio managers at Madison and its affiliates typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of wealthy individuals as well as institutions such as pension funds, colleges and universities, insurance companies and foundations), subadvised accounts that we manage for other investment advisers and model accounts for which we only provide recommendations to our clients and do not have discretion to actually trade the accounts.
Our portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices, and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. Likewise, we may purchase securities for one portfolio and sell the same security from another. To address the potential conflicts that occur as a result, Madison adopted a variety of portfolio security aggregation, brokerage and trade allocation policies which are designed to provide reasonable assurance that buy and sell opportunities are allocated fairly among clients. Likewise, Madison follows the funds' cross-trade (Rule 17a-7) policies and procedures when transacting from one account to another. In this manner, we seek to address any potential conflicts associated with managing multiple accounts for multiple clients. Also, as disclosed under the “Portfolio Manager Compensation” section, our portfolio managers’ compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager.
In connection with the management of the Target Allocation and Target Date Funds, trustees and officers of these funds and the underlying affiliated mutual funds in which they invest (the “Underlying Madison Funds”) and certain directors and officers of Madison and its affiliates also serve in similar positions with most of the underlying Madison Funds. Therefore, if the interests of the Target Allocation and Target Date Funds and the Underlying Madison Funds were ever to diverge, it is possible that a conflict of interest could arise and affect how fund trustees and officers fulfill their fiduciary duties to these funds. Trustees of the Target Allocation and Target Date Funds believe they have structured these funds to avoid these concerns. However, a situation could conceivably occur where proper action for the Target Allocation and Target Date Funds could be adverse to the interests of an Underlying Madison Fund, or the reverse could occur. If such a possibility arises, trustees and officers of the affected funds and the directors and officers of Madison will carefully analyze the situation and take all steps they believe are reasonable to minimize and, where possible, eliminate the potential conflict.
Fund Ownership: As of December 31, 2021, no portfolio manager beneficially owned any fund shares.
TRANSFER AGENT

DST Asset Manager Solutions, Inc. (“DST”), 2000 Crown Colony Drive, Quincy, Massachusetts 02169, is the funds’ transfer agent. As transfer agent, DST maintains the funds’ shareholder records and reports.
CUSTODIAN

State Street Bank and Trust Company (“State Street”), 225 Franklin Street, Boston, Massachusetts 02110, is the custodian for the securities and cash of the funds.
In its capacity as custodian, State Street holds all securities and cash owned by the funds and receives all payments of income, payments of principal or capital distributions with respect to securities owned by the funds. Also, the custodian receives payment for the shares issued by the funds. The custodian releases and delivers securities and cash upon proper instructions from the
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funds. Pursuant to, and in furtherance of, a custody agreement with State Street, the funds use automated instructions and a cash data entry system to transfer monies to and from the funds’ account at the custodian. State Street Bank also serves as sub-administrator to the funds.
LENDING PORTFOLIO SECURITIES

State Street serves as securities lending agent for the funds, except the Target Date Funds, and in that role administers each fund’s securities lending program pursuant to the terms of a securities lending agency agreement entered into between the Trust and State Street (the "Securities Lending Agreement").
As securities lending agent, State Street is responsible for the implementation and administration of each fund’s securities lending program. State Street’s responsibilities include: (1) lending available securities to approved borrowers; (2) determining whether a loan shall be made and negotiating the terms and conditions of the loan with the borrower, provided that such terms and conditions are consistent with the terms and conditions of the Securities Lending Agreement; (3) receiving and holding, on the fund’s behalf, collateral from borrowers to secure obligations of borrowers with respect to any loan of available securities; (4) marking loaned securities and collateral to their market value each business day; (5) obtaining additional collateral, as needed, to maintain the value of the collateral relative to the market value of the loaned securities at the levels required by the Securities Lending Agreement; (6) returning the collateral to the borrower, at the termination of the loan, upon the return of the loaned securities; (7) investing cash collateral in permitted investments; and (8) establishing and maintaining records related to the funds securities lending activities.
State Street is compensated for the above-described services from its securities lending revenue split, as provided in the Securities Lending Agreement. The table below shows the income each fund earned and the fees and compensation it paid to State Street as securities lending agent in connection with its securities lending activities during the fiscal year ended December 31, 2021.

FUND	Gross Income from Securities Lending Activities	Fees Paid to Securities Lending Agent from a Revenue Split	Fees Paid for Cash Collateral Management Services	Rebate (paid to borrower)	Aggregate Fees/Compensation Paid by the Fund for Securities Lending Activity	Net Income to the Fund from Securities Lending Activities[1]
Conservative Allocation	$64,817	$18,896	$1,823	$0	$20,719	$44,098
Moderate Allocation	83,440	24,163	2,881	0	27,044	56,396
Aggressive Allocation	42,349	12,315	1,286	0	13,601	28,748
Core Bond	3,611	975	351	0	1,326	2,285
High Income	7,308	2,133	196	0	2,329	4,979
Diversified Income	1,852	500	180	0	680	1,172
Large Cap Value	—	—	—	—	—	—
Large Cap Growth	3,293	899	294	—	1,193	2,100
Mid Cap	1,246	285	296	0	581	665
International Stock	2,824	827	65	3	895	1,929
1 Net income from securities lending activities noted above may not match the funds' current financial statements, which reflects when income was distributed to the funds.
The funds do not pay separate indemnification fees, administration fees, or other fees not reflected above.
DISTRIBUTION

Principal Distributor and Distribution of Fund Shares
As described in the prospectuses, the Trust does not offer its shares directly to the public. Shares of the Trust are currently issued and redeemed through MFD Distributor, LLC (the “Distributor”). The Distributor, located at 550 Science Drive, Madison, WI 53711, acts as the Trust’s principal distributor pursuant to a Distribution Agreement between the Trust, on behalf of each fund, and the Distributor. The Distributor is a wholly owned subsidiary of MIH.
Shares of the funds are offered continuously by the Distributor on behalf of the funds and are purchased and redeemed at NAV. The Distribution Agreement provides that the Distributor will use its best efforts to render services to the funds, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, it will not be liable to the funds or any shareholder for any error of judgment or mistake of law or any act or omission or for any losses sustained by the funds or the funds’ shareholders.
The Distributor has not received any underwriting commissions from the Trust for the last three fiscal years.
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The table below shows the commissions and other compensation received by each principal underwriter who is an affiliated person of the Trust or an affiliated person of that affiliated person, directly or indirectly, from the Trust during the fiscal year ended December 31, 2021:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation[1]
MFD Distributor, LLC	None	None	None	$309,799
1 Reflects amount paid under the distribution and service plan discussed below.
Distribution and Service Plan
The Board of Trustees has adopted a distribution and service plan with respect to the Trust’s Class II shares (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Trust will pay the Distributor distribution and/or service fees for Class II shares at an aggregate annual rate of 0.25% of each fund’s daily net assets attributable to the Class II shares. In return for compensation under the Plan, the Distributor carries out activities primarily intended to result in the sale of Class II shares or the servicing of Class II shareholders. The Distributor may also pass through all or a portion of the distribution and service fee to broker-dealers or others who distribute Class II shares and/or service Class II shareholders. The Distributor and/or Madison may also make payments from their own resources to brokers, financial advisors, or others for selling Class II shares or servicing Class II shareholders.
The distribution and service fees will be used to compensate the Distributor for any activity that is (a) primarily intended to provide ongoing servicing and maintenance of the accounts of shareholders of the Class II shares, including, but not limited to, compensation of dealers and others for providing personal and account maintenance services to Class II shareholders and salaries and other expenses relating to the Class II account servicing efforts (“shareholder servicing”) and/or (b) primarily intended to result in the sale of Class II shares, including, but not limited to, compensation of dealers and others for various activities primarily intended to result in the sale of Class II shares, and salaries and other expenses relating to selling or servicing efforts. Without limiting the generality of the foregoing, the initial categories of distribution expenses shall include: (a) salaries and expenses of sales force, home office management and marketing personnel; (b) expenses incurred by the principal underwriter for office space, office equipment and supplies; (c) expenses incurred by the principal underwriter for the preparation, printing and distribution of sales literature used in connection with the offering of the Class II shares; (d) expenses incurred by the principal underwriter for advertising, promoting and selling the Class II shares; (e) the cost of printing or distributing the Trust’s prospectuses or statement of additional information (or supplements thereto) used in connection with the offering of the Class II shares; (f) the cost of printing and distributing additional copies, for use as sales literature for the Class II shares, of annual reports and other communications prepared by the Trust for distribution to existing shareholders; (g) the cost of holding seminars and sales meetings designed to promote the sale of the Class II shares; (h) the cost of training sales personnel regarding sale of the Class II shares; and (i) the cost of any other activity that the Board determines is primarily intended to result in the sale of Class II shares. Under no circumstances may more than 0.25% of a fund’s average daily net assets be allocated to shareholder servicing.
Because Madison is required to reimburse the Distributor for any expenses incurred by the Distributor that exceed the revenue it receives, in the event that the Distributor is not fully reimbursed by the Trust for expenses it incurs under the Plan in any fiscal year, Madison will reimburse the Distributor for such excess expenses.
The Plan is a “compensation plan” which means that payments under the Plan are based upon a percentage of daily net assets attributable to the Class II shares of each fund, regardless of the amounts actually paid or expenses actually incurred by the Distributor; however, in no event may such payments exceed the maximum allowable fee. It is, therefore, possible that the Distributor may realize a profit in a particular year as a result of these payments. In the event that fees payable to the Distributor under the Plan are less than the amount of expenses the Distributor incurs under the Plan in any fiscal year, the Distributor may carry these expenses forward, provided, however, that the Board may terminate the Plan and thus the Trust’s obligation to make further payments at any time. Accordingly, the Trust does not treat such expenses relating to the Class II shares as a liability.
A fund may engage in joint distribution activities with other funds included within the Trust and to the extent the expenses are not allocated to a specific fund, expenses will be allocated based on the fund’s net assets.
The Plan must be approved annually by a majority of the Board, including a majority of the Independent Trustees, who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan, by votes cast in person at meetings called for the purpose of voting on such Plan.
Pursuant to the Plan, at least quarterly, the Distributor provides the Trust with a written report of the amounts expended under the Plan and the purpose for which these expenditures were made. The Board of Trustees reviews these reports on a quarterly basis to determine their continued appropriateness.
The Plan provides that it will continue in effect only so long as its continuance is approved at least annually by a majority of both the Board and the Independent Trustees. The Plan provides that it may be terminated without penalty: (a) by vote of a majority
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of the Independent Trustees; (b) by a vote of a majority of the votes attributable to a fund’s outstanding Class II shares upon 60 days’ written notice to the Distributor; and (c) automatically in the event of assignment. The Plan further provides that it may not be amended to increase the maximum amount of the fees for the services described therein without the approval of a majority of the votes attributable to the outstanding Class II shares of the applicable fund which has voting rights with respect to the Plan. And finally, the Plan provides that no material amendment to the Plan will, in any event, be effective unless it is approved by a majority vote of both the Board and the Independent Trustees. The holders of Class II shares have exclusive voting rights with respect to the Plan.
In adopting the Plan, the Board concluded that, in its judgment, there is a reasonable likelihood that the Plan will benefit the holders of the Class II shares of the Trust by increasing overall assets of those funds with Class II shares. The Board of Trustees determined that shareholders will benefit from an increase in fund assets in several ways, including: (i) providing the Investment Adviser greater presence in the marketplace; (ii) reducing the potential adverse impact of redemptions on the Investment Adviser to carry out each fund’s investment strategy; (iii) increasing each fund’s economies of scale by spreading fixed costs over a larger shareholder base; (iv) simplifying compliance with the diversification rules of the1940 Act and the Code; and (v) improving the image of the funds, making them more marketable.
The table below shows the dollar amounts spent by the Trust under the Plan for the fiscal year ended December 31, 2021 for each of the following items:

Class II Plan
Advertising	0
Printing and mailing of prospectuses to other than current shareholders	0
Compensation to underwriters	0
Compensation to selling dealers/insurance companies	$309,799
Compensation to sales personnel	0
Interest, carrying, or other financing charges	0
Total	$309,799
BROKERAGE

Madison is responsible for: (1) decisions to buy and sell securities for each of the funds, (2) the selection of brokers and dealers to effect such transactions and (3) the negotiation of brokerage commissions, if any, charged on such transactions.
In general, Madison seeks to obtain prompt and reliable execution of orders at the most favorable prices or yields when purchasing and selling fund securities. In determining the best execution, Madison may take into account a dealer’s operational and financial capabilities, the type of transaction involved, the dealer’s general relationship with Madison and any statistical, research or other services the dealer provides it, including payment for Madison’s use of research services. This may include brokerage and research provided by third parties that is paid for by so-called “soft dollars” earned as a result of fund brokerage transactions (to the extent permitted by law or regulation). Research and statistical information regarding securities may be used by Madison for the benefit of all members of the mutual funds and other clients of MIH, Madison and their affiliates. Therefore, the funds may not be Madison’s only client that benefits from its receipt of research and brokerage from the brokers and dealers the funds use for their trading needs. However, as a policy matter, Madison will not pay higher commissions to any particular broker that provides it soft dollar brokerage or research benefits than Madison would pay to any other full-service institutional broker that did not provide such benefits (although “full service” commission rates are generally higher than “execution only” commission rates). Madison considers brokerage and research benefits earned through soft dollars in determining whether it is obtaining best execution of securities transactions for the funds. In the event that any non-price factors are taken into account and the execution price paid is increased, it would only be in reasonable relation to the benefit of such non-price factors to the Trust as Madison determines in good faith.
What is the “research” that is paid for with soft dollars? Research refers to services and/or products provided by a broker, the primary use of which must directly assist Madison in its “investment decision-making process” and not in the management of Madison. The term “Investment Decision-Making Process” refers to the quantitative and qualitative processes and related tools Madison uses in rendering investment advice to the funds and its other clients, including financial analysis, trading and risk analysis, securities selection, broker selection, asset allocation, and suitability analysis.
Research may be proprietary or third party. Proprietary research is provided directly from a broker (for example, research provided by broker analysts and employees about a specific security or industry or region, etc.). Third party research is provided by the payment by a broker, in full or in part, for research services provided by third parties. Both types of research may involve electronically and facsimile provided research and electronic portfolio management services and computer software supporting such research and services.
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Typical third party research providers may include, but are not limited to, Bloomberg, Factset, Research Direct, Baseline, Bondedge, Tegus, Bank Credit Analysis, S&P CreditWeek, etc. For example, research may include a tool that helps Madison decide what might happen to the price of a particular bond following a specific change in interest rate. This analytical tool may be considered research because it affects Madison’s decision making process regarding that bond.
Madison may receive from brokers products or services which are used by Madison both for research and for administrative, marketing or other non-research purposes. In such instances, Madison makes a good faith effort to determine the relative proportion of its use of such product/service that is for research. Only that portion of the research aspect of the cost of obtaining such product/service may be paid for using soft dollars. Madison pays the remaining portion of the cost of obtaining the product or service in cash from its own resources.
Although Madison believes that all its clients and those of its affiliates, including the funds, benefit from the research received by it from brokers, Madison may not necessarily use such research or brokerage services in connection with the accounts that paid commissions to or otherwise traded with the brokers providing such research or services in any given period.
Brokers or dealers who execute portfolio transactions for the funds may also sell fund shares; however, any such sales will not be either a qualifying or disqualifying factor in selecting brokers or dealers. Such activity is not considered when making portfolio brokerage decisions.
In addition to transactions on which Madison pays commissions, Madison may also engage in portfolio transactions directly with a dealer acting as a principal. As a result, the transaction will not involve payment of commissions. However, any purchases from an underwriter or selling group could involve payments of fees and concessions to the underwriting or selling group.
With respect to the Target Allocation and Target Date Funds, shares of underlying funds, except for ETFs, will be purchased in principal transactions directly from the issuer of the underlying fund and brokers will not be used. The Target Allocation and Target Date Funds will not incur any commissions or sales charges when they purchase shares of the underlying funds, except for ETFs, as they are traded on securities exchanges.
Madison’s policy and procedures with respect to brokerage is and will be reviewed by the Board of Trustees from time to time. Because of the possibility of further regulatory developments affecting the securities exchanges and brokerage practices generally, the foregoing policies and practices may be changed, modified or eliminated without prior notice to shareholders.
For each of the three fiscal years ended December 31, the Trust paid aggregate brokerage commissions as follows:

Fund	2021	2020	2019
Conservative Allocation[1]	$48,758	$58,776	$44,801
Moderate Allocation1	76,015	95,076	91,895
Aggressive Allocation[1]	29,744	38,417	38,081
Core Bond	120	240	705
High Income	—	—	236
Diversified Income	42,324	39,682	43,676
Large Cap Value[1]	70,026	198,182	332,145
Large Cap Growth[1]	26,012	53,161	52,866
Mid Cap	65,483	51,177	59,804
International Stock[2]	52,600	15,733	18,556
Madison Target Retirement 2020[3]	72,954	102,304	86,813
Madison Target Retirement 2030[3]	176,969	213,793	128,081
Madison Target Retirement 2040[3]	102,269	129,567	84,897
Madison Target Retirement 2050[3]	88,166	99,118	61,761
1 Commissions were lower in 2021 compared to previous years due to lower portfolio turnover, which reduced commissions generated.
2 Commissions were higher in 2021 compared to previous years because the fund was repositioned due to a change in the investment adviser.
3 Commissions were lower in 2021 compared to 2019 and 2020, because the fund was being repositioned in 2019 and 2020, and commission are paid on a per traded share basis.
During the fiscal year ended December 31, 2021, the Trust paid $851,439 in brokerage commissions to firms for providing research services involving approximately $1,708,007,988 of transactions. The provision of third party research services was not necessarily a factor in the placement of all of this business with such firms; however, as a general matter, trades may be placed on behalf of the funds with firms that provide research, subject to seeking to achieve best execution and compliance with applicable laws and regulations.

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The following table indicates for each fund, as applicable, the value of such fund’s aggregate holdings of the securities of its regular brokers or dealers or their parents that derive more than 15% of gross revenues from securities-related activities for the fiscal year ended December 31, 2021:

Fund	Name of Regular Broker or Dealer of Parent (Issuer)	Type of Security Owned	Value Owned as of December 31, 2021
Conservative Allocation	JP Morgan Chase & Co.	Equity	$380,382
Conservative Allocation	Robert W. Baird & Co. Inc.	Equity	$17,622,589
Conservative Allocation	State Street Corp.	Debt	$4,938,269
Moderate Allocation	JP Morgan Chase & Co.	Equity	$815,019
Moderate Allocation	Robert W. Baird & Co. Inc.	Equity	$6,982,144
Moderate Allocation	State Street Corp.	Debt	$8,570,212
Aggressive Allocation	JP Morgan Chase & Co.	Equity	$385,119
Aggressive Allocation	Robert W. Baird & Co. Inc.	Equity	$687,829
Aggressive Allocation	State Street Corp.	Debt	$4,655,566
Core Bond	Goldman Sachs Group Inc.	Debt	$204,944
Core Bond	JP Morgan Chase & Co.	Debt	$2,837,980
Core Bond	Morgan Stanley & Co., Inc.	Debt	$904,287
Core Bond	RBC Capital Markets	Debt	$371,923
Core Bond	State Street Corp.	Debt	$2,111,251
Core Bond	Wells Fargo Securities, LLC	Debt	$271,969
High Income	State Street Corp.	Debt	$377,497
Diversified Income	Bank of America Corp.	Debt	$397,465
Diversified Income	Goldman Sachs Group Inc.	Debt	$300,203
Diversified Income	JP Morgan Chase & Co.	Debt	$2,165,397
Diversified Income	JP Morgan Chase & Co.	Equity	$4,449,635
Diversified Income	Morgan Stanley & Co., Inc.	Debt	$843,167
Diversified Income	State Street Corp.	Debt	$6,253,770
Diversified Income	Wells Fargo Securities, LLC	Debt	$177,976
Large Cap Value	JP Morgan Chase & Co.	Equity	$6,729,875
Large Cap Value	State Street Corp.	Debt	$3,091,771
Large Cap Growth	State Street Corp.	Debt	$7,469,466
Mid Cap	State Street Corp.	Debt	$8,553,691
International Stock	State Street Corp.	Debt	$827,593
Madison Target Retirement 2020 Fund	JP Morgan Chase & Co.	Equity	$127,731
Madison Target Retirement 2030 Fund	JP Morgan Chase & Co.	Equity	$1,067,836
Madison Target Retirement 2040 Fund	JP Morgan Chase & Co.	Equity	$817,387
Madison Target Retirement 2050 Fund	JP Morgan Chase & Co.	Equity	$683,102
PROXY VOTING POLICIES, PROCEDURES AND RECORDS

The Trust, on behalf of each of the funds, has adopted the proxy voting policies and procedures of Madison, the summary of which may be found in Appendix A hereto. The policies and procedures are used to determine how to vote proxies relating to the funds’ portfolio securities. Included in the policies and procedures are procedures that are used on behalf of the funds when a vote presents a conflict of interest between the interests of: (1) the funds’ shareholders and (2) Madison and the Distributor.
Form N-PX, which contains the proxy voting records for each of the funds for the most recent twelve-month period ended June 30, is available to shareholders upon request at no cost by calling 1-800-767-0300 on the SEC’s web site at www.sec.gov.
SELECTIVE DISCLOSURE OF PORTFOLIO HOLDINGS

The funds’ portfolio holdings must be adequately protected to prevent the misuse of that information by a third party to the potential detriment of the shareholders. Accordingly, the funds have adopted, and the Board of Trustees has approved, policies and procedures designed to ensure that the disclosure of the funds’ portfolio holdings is in the best interest of the funds’
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shareholders in the manner described in the summary of the policies and procedures noted below. Various non-fund advisory clients of Madison may hold portfolio securities substantially similar to those held by the funds. Although Madison has also adopted policies and procedures regarding the selective disclosure of the contents of those other clients’ portfolios and representative account portfolios, those policies and procedures may contain different procedures and limitations than the policies and procedures that apply to the disclosure of the funds’ portfolio holdings.
Each fund provides fund holdings information as required in regulatory filings and shareholder reports and may disclose fund holdings information in response to requests by governmental authorities. Regulatory filings with fund holdings information are made approximately days after the end of each fiscal quarter. Such information is also posted to the funds' website: www.ultraseriesfund.com, at the same time. The Trust may distribute, on a monthly basis, portfolio holdings to mutual fund evaluation services such as Morningstar or Lipper Analytical Services; consultants to retirement plans such as Mercer; due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds before their public disclosure; and broker-dealers that may be used by the Trust, for the purpose of efficient trading and receipt of relevant research.
The funds’ portfolio holdings information may be disseminated more frequently, or as of different periods, than as described above only when legitimate business purposes of the funds are served and the potential and actual conflicts of interest between the interests of fund shareholders and those of the funds’ affiliates are reviewed and considered. Selective disclosures could be considered to serve the legitimate business purposes of the funds if (1) done to further the interests of the funds and (2) the disclosure is not expected to result in harm to the funds (such harm could occur by permitting third parties to trade ahead of, or front run, the funds or to effect trades in shares of the funds with information about portfolio holdings that other potential investors do not have). For example, the funds may provide portfolio holdings information to certain vendors that provide services that are important to the operations of the funds, or that assist Madison in providing services to the funds or in conducting its investment management business activities in general. Potential and actual conflicts of interest between the funds and their affiliates must also be reviewed and considered. There may be situations where the disclosure facilitates portfolio management activities or the potential growth of the funds, which could legitimately serve the common interests of both the funds and Madison. However, selective disclosures will not be made for the benefit of Madison or its affiliates unless the disclosure would be in the interests of the funds or, at a minimum, result in no harm to the funds. The funds may also disclose any and all portfolio information to their service providers and others who generally need access to such information in the performance of their contractual duties and responsibilities and are subject to duties of confidentiality, including a duty not to trade on non-public information, imposed by law and/or contract. These service providers include the funds’ custodians, auditors, investment advisers, administrator, printers, proxy voting services and each of their respective affiliates and advisers. In connection with providing investment advisory services to its clients, Madison may utilize nonproprietary portfolio analytic tools offered by third party service providers to analyze portfolio composition. Madison also provides portfolio information to Morningstar and Lipper (after at least a 30 day lag unless publicly disclosed sooner as described above) for mutual fund analysis.
Neither the Trust, nor Madison or its affiliates, may receive any compensation in connection with an arrangement to make available information about the funds’ portfolio holdings. Notwithstanding the above, if, in the discretion of the Trust’s Chief Compliance Officer and the applicable portfolio manager(s) for any series of the Trust, more frequent and earlier public dissemination of portfolio holdings (to the Trust’s website) would not harm the Trust and would serve to further the interest of its shareholders (by, for example, encouraging additional investments in the applicable series of the Trust), then such holdings may be made public. Any exceptions to the above disclosure rules must be pre-approved by the Trust’s Chief Compliance Officer. There can be no assurance that the funds’ policies and procedures on disclosure of portfolio holdings will protect the funds from misuse of such information by individuals or entities that come into possession of the information. The Trust’s Chief Compliance Officer monitors compliance with the aforementioned policies and procedures and reports any violations to the Board. The Board will review any disclosure of fund portfolio holdings outside of the permitted disclosure described above on a quarterly basis to ensure the disclosure of information about portfolio holdings is in the best interest of fund shareholders and to address any conflicts between the interests of the fund shareholders and those of Madison, or any other fund affiliate.
CODE OF ETHICS

The Trust, Madison and the Distributor have adopted a joint code of ethics under Rule 17j-1 of the 1940 Act that covers the conduct (including the personal securities transactions) of each of their respective officers, trustees and employees.
In general, the code of ethics restrict purchases or sales of securities being purchased or sold, or being considered for purchase or sale, on behalf of the Trust by any person subject to the code, except under a de minimis exception. In addition, the code restrict such persons in their purchases of securities in an initial public offering. The code of ethics also establish certain “blackout periods” during which persons subject to the code, or certain classes of persons, may not effect personal securities transactions. Certain specified transactions are exempt from the provisions of the code of ethics.
The code of ethics generally prohibit employees from engaging in personal securities transactions in any security that a Madison client might trade, except certain de minimis transactions may be permitted. Employees must request preclearance to trade any
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securities that are not otherwise specifically exempted from this preclearance requirement. Securities exempt from preclearance are mutual funds, U.S. Treasury securities and certain securities identified in the code of ethics. Madison (or its affiliates) may manage accounts of its employees in the same manner as other clients pursuant to a particular model or strategy. When managing employee accounts, in order to address potential conflicts of interest, Madison must trade the employee account at the conclusion of trading of all other clients managed pursuant to the same strategy (including any fund portfolio managed pursuant to a particular strategy) and employee accounts must be managed in the same manner as the applicable strategy model without exceptions. Likewise, employees may establish accounts with independent asset managers and are not required to obtain preclearance for transactions in their accounts as long as Madison’s employees are prohibited from exercising any discretion over the account.
SHARES OF THE TRUST

Shares of Beneficial Interest
The Declaration of Trust permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Trust without par value. Under the Declaration of Trust, the Board of Trustees has the authority to create and classify shares of beneficial interest in separate series, without further action by shareholders. As of the date of this SAI, the Board of Trustees has authorized shares of each of the series or funds described in the prospectuses. Additional series may be added in the future. The Declaration of Trust also authorizes the Board of Trustees to classify and reclassify the shares of the Trust, or new series of the Trust, into one or more classes. As of the date of this SAI, the Board of Trustees has authorized the issuance of two classes of shares of the funds, designated as Class I and Class II. Additional classes of shares may be offered in the future.
The shares of each class of each fund represent an equal proportionate interest in the aggregate net assets attributable to that class of that fund. Holders of Class I and Class II shares have certain exclusive voting rights on matters relating to their respective class of shares. The different classes of a fund may bear different expenses relating to the cost of holding shareholder meetings necessitated by the exclusive voting rights of any class of shares.
Dividends paid by each fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except for differences resulting from the fact that: (i) the distribution and service fees relating to Class II shares will be borne exclusively by that class; and (ii) each class will bear any other class expenses properly allocable to such class of shares, subject to the requirements imposed by the IRS on funds having a multiple-class structure. Similarly, the NAV per share may vary depending on the share class purchased.
In the event of liquidation, shareholders of each class of each fund are entitled to share pro rata in the net assets of the class of the fund available for distribution to these shareholders. Shares entitle their holders to one vote per dollar value of shares and have no preemptive, subscription or conversion rights. When issued, shares are fully paid and non-assessable.
Share certificates will not be issued.
Voting Rights
Pursuant to current interpretations of the 1940 Act, CMFG Life will solicit voting instructions from owners of variable annuity or variable life insurance contracts issued by it with respect to any matters that are presented to a vote of shareholders. Insurance companies not affiliated with the CMFG Life will generally follow similar procedures. On any matter submitted to a vote of shareholders, all shares of the Trust then issued and outstanding and entitled to vote shall be voted in the aggregate and not by series or class, except for matters concerning only a series or class. Certain matters approved by a vote of the shareholders of the Trust may not be binding on a series or class whose shareholders have not approved such matter. This is the case if the matter affects interests of that series or class which are not identical with the interests of all other series and classes, such as a change in investment policy or approval of the Investment Adviser, and failure by the holders of a majority of the outstanding voting securities of the series or class to approve the matter. The holders of each share of each series or class of stock of the Trust shall be entitled to one vote for each full dollar of NAV and a fractional vote for each fractional dollar of NAV attributed to the shareholder.
The Trust is not required to hold annual meetings of shareholders and does not plan to do so. The Board of Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or the Declaration of Trust. The Board of Trustees has the power to alter the number and the terms of office of the trustees, and may lengthen their own terms or make their terms of unlimited duration and appoint their successors, provided always at least a majority of the Trustees have been elected by the shareholders of the Trust. The Declaration of Trust provides that shareholders may remove a trustee by a vote of two-thirds of the outstanding shares (by NAV) and the Declaration of Trust sets out procedures to be followed.
Limitation of Shareholder Liability
Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust provides that no shareholder shall be subject to any personal liability in connection
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with Trust property or the affairs of the Trust. It also requires the Trust to indemnify and hold each shareholder harmless from and against all claims and liabilities to which a shareholder may become subject by reason of being or having been a shareholder, and shall reimburse such shareholder for all legal and other expenses reasonably incurred by her or him in connection with any such claim or liability. Additionally, the Board of Trustees must maintain insurance for the protection of, among other things, the shareholders in such amount as the Board deems adequate to cover all foreseeable tort liability to the extent such insurance is available at reasonable rates. Therefore, the risk of a shareholder’s incurring financial loss on account of shareholder liability is generally limited to circumstances in which the Trust and/or its insurance carrier(s) would be unable to meet these obligations.
Limitation of Trustee and Officer Liability
The Declaration of Trust further provides that the Trust shall indemnify each of its trustees and officers against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such trustee or officer, directly or indirectly, by reason of being or having been a trustee or officer of the Trust. The Declaration of Trust does not authorize the Trust to indemnify any trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person’s duties.
Limitation of Interseries Liability
All persons dealing with a fund must look solely to the property of that particular fund for the enforcement of any claims against that fund, as neither the trustees, officers, agents nor shareholders assume any personal liability for obligations entered into on behalf of a fund or the Trust. No fund is liable for the obligations of any other fund. Since the funds use combined prospectuses, however, it is possible that one fund might become liable for a misstatement or omission in a prospectus regarding another fund with which its disclosure is combined.
Conflicts of Interest
Because shares of the Trust (other than shares of the Target Date Funds which are only sold to the CMFG Life separate accounts that exclusively support variable annuity contracts that qualify as pension plan contracts under Section 818(a) of the Code) are sold to CMFG Life separate accounts, qualified retirement plans sponsored by affiliates of CMFG Life, unaffiliated insurance company separate accounts and qualified retirement plans, it is possible that material conflicts could arise among and between the interests of: (1) variable annuity contract owners (or participants under group variable annuity contracts) and variable life insurance contract owners, or (2) owners of variable annuity and variable life insurance contracts of affiliated and unaffiliated insurance companies and (3) participants in affiliated and unaffiliated qualified retirement plans. Such material conflicts could include, for example, differences in federal tax treatment of variable annuity contracts versus variable life insurance contracts. The Trust does not currently foresee any disadvantage to one category of investors vis-à-vis another arising from the fact that the Trust’s shares support different types of variable insurance contracts. However, the Board of Trustees will continuously monitor events to identify any potential material conflicts that may arise between the interests of different categories or classes of investors and to determine what action, if any, should be taken to resolve such conflicts. Such action may include redeeming shares of the Trust held by one or more of the separate accounts or qualified retirement plans involved in any material irreconcilable conflict.
NET ASSET VALUE OF SHARES

The NAV per share for all classes of shares is calculated as of the close of regular trading on the New York Stock Exchange ("NYSE") (usually 4:00 p.m., Eastern Time) on each day on which the New York Stock Exchange is open for trading. NAV per share is determined by dividing each fund’s total net assets by the number of shares of such fund outstanding at the time of calculation. Total net assets are determined by adding the total current value of portfolio securities (including shares of other investment companies), cash, receivables, and other assets and subtracting liabilities. Since the assets of each Target Allocation and Target Date Funds consist primarily of shares of underlying funds, the NAV of each Target Allocation and Target Date Funds is determined based on the NAVs of the underlying funds. Shares will be sold and redeemed at the NAV per share next determined after receipt in good order of the purchase order or request for redemption.
Portfolio Valuation
Equity securities, including closed-end investment companies, ADRs, GDRs, SDRs and ETFs listed on any U.S. or foreign stock exchange or quoted on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”) are valued at the last quoted sale price or official closing price on that exchange or NASDAQ on the valuation day (provided that, for securities traded on NASDAQ, the funds utilize the NASDAQ Official Closing Price (“NOCP”)). If no sale occurs, equities traded on a U.S. exchange, foreign exchange or on NASDAQ are valued at the bid price.  Debt securities purchased (other than short-term obligations) with a remaining maturity of 61 days or more are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services approved by the Trust. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measurements based on valuation technology commonly employed in the market for such investments.
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Municipal debt securities are traded via a network among dealers and brokers that connect buyers and sellers. Liquidity in the tax-exempt market has been reduced as a result of overall economic conditions and credit tightening. There may be little trading in the secondary market for particular bonds and other debt securities, making them more difficult to value or sell. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche.
Investments in shares of open-end mutual funds, including money market funds, are valued at their daily NAV which is calculated as of the close of regular trading on the NYSE (usually 4:00 p.m. Eastern Standard Time) on each day on which the NYSE is open for business.  NAV per share is determined by dividing each fund’s total net assets by the number of shares of such fund outstanding at the time of calculation.  Because the assets of the Target Allocation and Target Date Funds consist primarily of shares of underlying funds, the NAV of each of these funds is determined based on the NAVs of the underlying funds.  Total net assets are determined by adding the current value of portfolio securities, cash, receivables, and other assets and subtracting liabilities. Short-term instruments having maturities of 60 days or less are valued on an amortized cost basis, which approximates market value.
Over-the-counter securities not listed or traded on NASDAQ are valued at the last sale price on the valuation day.  If no sale occurs on the valuation day, an over-the-counter security is valued at the last bid price. Exchange-traded options are valued at the mean of the best bid and ask prices across all option exchanges.  Financial futures contracts generally are valued at the settlement price established by the exchange(s) on which the contracts are primarily traded. The Trust’s Pricing Committee (the “Committee”) shall estimate the fair value of futures positions affected by the daily limit by using its valuation procedures for determining fair value, when necessary. Spot and forward foreign currency exchange contracts are valued based on quotations supplied by dealers in such contracts.  Overnight repurchase agreements are valued at cost, and term repurchase agreements (i.e., those whose maturity exceeds seven days), swaps, caps, collars and floors are valued at the average of the closing bids obtained daily from at least one dealer.
The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values using the then-current exchange rate at the close of regular trading on the NYSE.
 All other securities for which either quotations are not readily available, no other sales have occurred, or in the opinion of the Investment Adviser, do not reflect the current market value, are appraised at their fair values as determined in good faith by the Committee and under the general supervision of the Board of Trustees.  When fair value pricing of securities is employed, the prices of securities used by the funds to calculate NAV may differ from market quotations or NOCP. Because the Target Allocation and Target Date Funds primarily invest in underlying funds, government securities and short-term paper, it is not anticipated that the Investment Adviser will need to “fair value” any of the investments of these funds.  However, an underlying fund may need to “fair value” one or more of its investments, which may, in turn, require a Target Allocation or Target Date Funds to do the same because of delays in obtaining the underlying fund’s NAV.
A fund’s investments (or underlying fund) will be valued at fair value if, in the judgment of the Committee, an event impacting the value of an investment occurred between the closing time of a security’s primary market or exchange (for example, a foreign exchange or market) and the time the fund’s share price is calculated as of the close of regular trading on the NYSE. Significant events may include, but are not limited to, the following:  (1) significant fluctuations in domestic markets, foreign markets or foreign currencies; (2) occurrences not directly tied to the securities markets such as natural disasters, armed conflicts or significant government actions; and (3) major announcements affecting a single issuer or an entire market or market sector.  In responding to a significant event, the Committee would determine the fair value of affected securities considering factors including, but not limited to:  fundamental analytical data relating to the investment; the nature and duration of any restrictions on the disposition of the investment; and the forces influencing the market(s) in which the investment is purchased or sold.  The Committee may rely on an independent fair valuation service to adjust the valuations of foreign equity securities based on specific market-movement parameters established by the Committee and approved by the Trust.
The Committee is comprised of the following employees of Madison and/or its affiliates: Greg Hoppe (CFO of the funds), Mike Sanders (Head of Fixed Income and Portfolio Manager), Drew Justman (Portfolio Manager and Equity Analyst), Patrick Tan (Portfolio Manager and International Equity Analyst), Jeff Matthias (Portfolio Manager), Brian Milligan (Senior Equity Analyst), and Alan Shepard (Portfolio Manager and Fixed Income Analyst).
DISTRIBUTIONS AND TAXES

Distributions
It is the intention of the Trust to distribute substantially all of the investment company taxable income and net capital gains if any, of each fund, thereby avoiding the imposition of any fund-level income or excise tax, as described below. Distributions shall be made in the following manner:
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(i)Distributions of investment company taxable income, if any, with respect to the Core Bond, High Income, Diversified Income, Large Cap Value, Large Cap Growth, Mid Cap, International Stock, Target Allocation and Target Date Funds will be declared and reinvested annually in additional full and fractional shares of the respective fund, unless otherwise directed; and
(ii)All net realized short-term and long-term capital gains of each fund, if any, will be declared and distributed at least annually, but in any event, no more frequently than allowed under SEC rules, to the shareholders of each fund to which such gains are attributable.
Federal Tax Status of the Funds
Qualification as Regulated Investment Company. Each fund will be treated as a separate entity for federal income tax purposes so that income earned and capital gains and losses realized by the Trust’s other portfolios will be separate from those realized by each fund.
Each fund intends to meet the requirements of Subchapter M of the Code applicable to regulated investment companies. In the event a fund fails to qualify as a “regulated investment company” under Subchapter M (and is ineligible for, or chooses not to take advantage of, available remediation provisions), it will be treated as a regular corporation for federal income tax purposes. Accordingly, such fund would be subject to federal income taxes on the full amount of its taxable income and gains, and any distributions that such fund makes would not qualify for the dividends paid deduction. This could increase the cost of investing in such fund for shareholders and could make it more economical for shareholders to invest directly in securities held by such fund instead of investing indirectly in securities through such fund. Given these risks, compliance with the above requirements is carefully monitored by Madison and each fund intends to comply with these requirements as they exist or as they may be modified from time to time.
A fund must meet several requirements to maintain its status as a regulated investment company. These requirements include the following: (1) at least 90% of its gross income for each taxable year must be derived from (a) dividends, interest, payments with respect to loaned securities, gains from the sale or disposition of securities (including gains from related investments in foreign currencies), and other income (including gains from options or forward contracts) derived with respect to its business of investing in such securities or currencies, and (b) net income derived from an interest in a “qualified publicly traded partnership;” and (2) at the close of each quarter of the fund’s taxable year, (a) at least 50% of the value of the fund’s total assets must consist of cash, cash items, securities of other regulated investment companies, U.S. Government securities and other securities (provided that no more than 5% of the value of the fund may consist of such other securities of any one issuer, and the fund may not hold more than 10% of the outstanding voting securities of any issuer), and (b) the fund must not invest more than 25% of its total assets in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), the securities of two or more issuers that are controlled by the fund and that are engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more “qualified publicly traded partnerships.”
A regulated investment company generally must distribute in each calendar year an amount equal to at least the sum of: (1) 98% of its ordinary taxable income for the year, (2) 98.2% of its capital gain net income for the 12-month period ended on October 31 of that calendar year and (3) any ordinary income or net capital gain income not distributed in prior years. To the extent that a regulated investment company fails to do this, it is subject to a 4% nondeductible federal excise tax on undistributed earnings. However, the excise tax does not apply to a regulated investment company, such as the funds, whose only shareholders during the year are segregated asset accounts of life insurance companies supporting variable life insurance contracts or variable annuity contracts, or parties that contributed in aggregate $250,000 or less in seed money to the fund. The funds therefore, should not be subject to the excise tax.
Each fund generally will endeavor to distribute (or be deemed to distribute) to its respective shareholders all of such fund’s investment company taxable income and net capital gain, if any, for each taxable year so that such fund will not incur federal income or excise taxes on its earnings. However, no assurances can be given that these anticipated distributions will be sufficient to eliminate all taxes.
Section 817(h) Diversification Requirements. Each fund, except the Target Date Funds, also intends to comply with Section 817(h) of the Code and the regulations issued thereunder, which impose certain investment diversification requirements on life insurance companies’ separate accounts that are used to support variable life insurance contracts and variable annuity contracts. A separate account may meet these requirements by investing solely in the shares of a regulated investment company registered under the 1940 Act as an open-end management investment company (such as the funds) provided that such regulated investment company satisfies the diversification requirements (as well as certain other requirements) of Section 817(h) of the Code and the regulations issued there under. These requirements are in addition to the diversification requirements of Subchapter M and of the 1940 Act, and may affect the securities in which a fund may invest. In order to comply with future requirements of Section 817(h) (or related provisions of the Code), a fund may be required, for example, to alter its investment objectives.
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The Section 817(h) requirements place certain limitations on the assets of each separate account (or underlying regulated investment company) that may be invested in securities of a single issuer. Specifically, the regulations provide that, except as permitted by a “safe harbor” described below, as of the end of each calendar quarter, or within 30 days thereafter:
•no more than 55% of a fund’s total assets may be represented by any one investment
•no more than 70% by any two investments
•no more than 80% by any three investments
•no more than 90% by any four investments
Section 817(h) also provides, as a safe harbor, that a separate account (or underlying regulated investment company) will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account’s total assets are cash and cash items, government securities, and securities of other regulated investment companies. For purposes of Section 817(h), all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are treated as a single investment. In addition, each U.S. Government agency or instrumentality is treated as a separate issuer, while the securities of a particular foreign government and its agencies, instrumentalities, and political subdivisions are considered securities issued by the same issuer.
The Target Dates Funds do not intend to satisfy the diversification requirements of Section 817(h). Therefore, shares in the Target Dates Funds should only be purchased by separate accounts of insurance companies that support variable life insurance and annuity contracts that qualify as pension plan contracts under Section 818(a) as such contracts are not subject to the diversification requirements of Section 817(h).
Compliance with Applicable Requirements. If, for any taxable year, a fund fails to qualify as a regulated investment company or fails to satisfy the 90% distribution requirement, then all of its taxable income becomes subject to federal, and possibly state, income tax at regular corporate rates (without any deduction for distributions to its shareholders). In addition, if, for any taxable year, a fund fails to qualify as a regulated investment company, or if a fund, other than the Target Dates Funds, otherwise fails to comply with the diversification (or other) requirements of Section 817(h) of the Code and the regulations thereunder (a "Failed Fund"), owners of variable life insurance contracts and variable annuity contracts supported by the fund would generally be taxed on the investment earnings under their contracts and thereby lose the benefit of tax deferral. However, to the extent that shares in a Failed Fund support a life insurance or annuity contract that qualifies as a pension plan contract under Section 818(a) of the Code, the investment earnings should nonetheless still qualify for tax deferral as a result of the special tax treatment afforded the owners of pension plan contracts. Accordingly, compliance with the above requirements is carefully monitored by the Investment Adviser and each fund intends to comply with these requirements as they exist or as they may be modified from time to time. Compliance with the tax requirements described above may result in lower total return for a fund than would otherwise be the case, since, to comply with the above requirements, the investments utilized (and the time at which such investments are entered into and closed out) may be different from what the Investment Adviser might otherwise select.
Capital Loss Carryforward. As of December 31, 2021, the following fund had capital loss “carryforwards” as indicated below. To the extent provided in the Code and regulations thereunder, a fund may carry forward such capital losses to offset realized capital gains in future years. To the extent that these losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders.

	No Expiration Date
Fund	Short-Term	Long-Term
High Income	$479,206	$1,861,309
Certain losses incurred after October 31 and within the taxable year are deemed to arise on the first day of the funds’ next taxable year, if the funds so elect. For the year ended December 31, 2021, none of the funds elected to defer post-October specified losses.
Investments in Foreign Securities. If a fund purchases foreign securities, interest and dividends received by the fund may be subject to income withholding or other taxes imposed by foreign countries and U.S. possessions that could reduce the return on these securities. Tax treaties and conventions between the United States and certain foreign countries, however, may reduce or eliminate the amount of foreign taxes to which a fund would be subject. Also, many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. The effective rate of foreign tax cannot be predicted since the amount of fund assets to be invested within various countries is uncertain. However, the Trust intends to operate so as to qualify for treaty-reduced tax rates when applicable.
If more than 50% of the value of a fund’s total assets at the close of its taxable year consists of securities of foreign corporations, it will be eligible to, and may, file an election with the IRS that would enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign and U.S. possessions income taxes paid by it. Pursuant to the election, a fund would treat those taxes as dividends paid to its shareholders and each shareholder would be required to (1) include in gross income, and treat as paid by it, its proportionate share of those taxes, (2) treat its share of those taxes and of any dividend paid by the fund that represents income from foreign or U.S. possessions sources as its own income from those sources, and (3) either
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deduct the taxes deemed paid by it in computing its taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against its federal income tax. Each fund will report to its shareholders shortly after each taxable year their respective share of its income from sources within, and taxes paid to, foreign countries and U.S. possessions if it makes this election. The Code may limit a shareholder’s ability to claim a foreign tax credit. Shareholders who elect to deduct their portion of the fund’s foreign taxes rather than take the foreign tax credit must itemize deductions on their income tax returns. The International Stock Fund anticipates that it may qualify for and make this election in most, but not necessarily all, of its taxable years.
Investments with Original Issue Discount. Each fund that invests in certain payment-in-kind instruments, zero coupon securities or certain deferred interest securities (and, in general, any other securities with original issue discount or with market discount if the fund elects to include market discount in current income) must accrue income on such investments prior to the receipt of the corresponding cash. However, because each fund must meet the 90% distribution requirement to qualify as a regulated investment company, a fund may have to dispose of its portfolio investments under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy distribution requirements.
Federal Tax Treatment of Options and Foreign Currency Transactions. Certain option transactions have special tax results for the funds. Expiration of a call option written by a fund will result in short-term capital gain. If the call option is exercised, the fund will realize a gain or loss from the sale of the security covering the call option and, in determining such gain or loss, the option premium will be included in the proceeds of the sale.
If a fund writes options other than “qualified covered call options,” as defined in Section 1092 of the Code, or purchases puts, any losses on such options transactions, to the extent they do not exceed the unrealized gains on the securities covering the options, may be subject to deferral until the securities covering the options have been sold.
A fund’s investment in Section 1256 contracts, such as most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All Section 1256 contracts held by a fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by a fund from positions in Section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by a fund.
The preceding rules regarding options and foreign currency transactions may cause a fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement described above. To mitigate the effect of these rules and prevent disqualification of a fund as a regulated investment company, the Trust seeks to monitor transactions of each fund, seeks to make the appropriate tax elections on behalf of each fund and seeks to make the appropriate entries in each fund’s books and records when the fund acquires any option, futures contract or hedged investment.
The federal income tax rules applicable to interest rate swaps, caps and floors are unclear in certain respects, and a fund may be required to account for these transactions in a manner that, in certain circumstances, may limit the degree to which it may utilize these transactions.
Contract Owner Taxation
For information concerning the federal income tax consequences to the owners of variable life insurance contracts and variable annuity contracts, see the prospectuses or disclosure statements for such contracts.
This section is not intended to be a full discussion of tax laws and the effect of such laws on a fund or an investor. There may be other federal, state, local or foreign tax considerations applicable to a particular fund or investor. Investors are urged to consult their own tax advisors.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees has appointed Deloitte & Touche LLP, independent registered public accounting firm, located at 111 South Wacker Drive, Chicago, Illinois 60606 to perform the annual audits of the funds.
FINANCIAL STATEMENTS

The funds’ audited financial statements, including the schedules of investments, statements of assets and liabilities, statements of operations, statements of changes in net assets, and financial highlights included in the funds’ 2021 annual report to shareholders, are incorporated herein by reference. Copies of the annual report may be obtained free of charge by writing to CMFG Life Insurance Company, 2000 Heritage Way, Waverly, Iowa 50677; visiting the website at www.ultraseriesfund.com; or by calling 1-800-798-5500.
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APPENDIX A - SUMMARY OF PROXY VOTING POLICIES AND PROCEDURES
Each of the funds has adopted the proxy voting policies and procedures of its investment adviser, Madison Asset Management, LLC (“Madison”).

A summary of the proxy voting policies and procedures or the proxy voting policies and procedures for Madison are found below, and constitute the proxy voting policies and procedures of Ultra Series Fund (the “Trust”).

MADISON ASSET MANAGEMENT, LLC
PROXY VOTING POLICIES AND PROCEDURES
I. INTRODUCTION
In accordance with Rule 206(4)-6 of the Investment Advisers Act of 1940, as amended, Madison Investment Holdings, Inc. and affiliates (“Madison” or the “Firm”) has adopted the following proxy voting policies and procedures (the “Policy”). This Policy applies to Madison and anyone acting on its behalf and at its designation, in connection with the voting of proxies. This Policy consists of the policies, procedures and requirements set forth below and will be periodically reviewed and amended as needed. Capitalized terms used but not otherwise defined herein have the meanings ascribed to them in Madison’s Compliance Manual.

II. DEFINITIONS
Proxy or Proxies as used in this Policy includes the submission of a security holder vote by Proxy instrument, in person at a meeting of security holders or by written consent.

III. POLICY
This Policy applies to Madison and each of its officers and anyone acting on its behalf and at its designation, in connection with the voting of proxies. This Policy consists of the policies, procedures and requirements set forth below and will be periodically reviewed and amended as needed. It is Madison’s general policy to vote Proxies in the best interest of its clients. Accordingly, Madison will vote all Proxies in a manner intended to promote the client’s investment objectives and to maximize investment returns, while following the investment restrictions and policies of each client, generally, as set forth in the governing documents of the relevant client. Madison will typically vote a security's proxy in accordance with the recommendations of that security's Board of Directors' recommendations, including, but not limited to:
• Changes in corporate governance;
• Changes in corporate structure;
• Appointment of auditors;
• Social responsibility programs;
• Compensation plans for executives; and
• Mergers and acquisitions, as applicable.
Madison will typically vote against shareholder proposals, however, Madison seeks the best of interests of its clients, and is not bound by the recommendations of a security's Board of Directors or the recommendations of any third-party proxy research and voting service.
Madison will use the services of an independent third party (e.g. Glass Lewis or Broadridge) for research, recommendations, and voting services. In the use of such services, Madison will typically vote the actual proxies on behalf of its clients. As discussed herein, where there is a material conflict of interest with a client or material conflict of interest with a client's portfolio holdings, Madison will typically defer to the voting recommendations of the third party proxy research provider, and vote that proxy in accordance with the instructions of the third party proxy voting service provider.
In the event Madison has proxies to vote, there may be instances when the Firm refrains from voting a Proxy, such as when Madison determines that the cost of voting the Proxy exceeds the expected benefit to the client and would not be in the client’s best interest. For example, the cost of voting certain foreign proxies may exceed the benefit to clients. Madison cannot anticipate every situation, and certain issues are better handled on a case-by-case basis. Proxy voting decisions are generally made by the relevant Madison Portfolio Management teams with knowledge of the security and coordinated by Madison operations personnel.
In cases where a proxy will not be voted or, as described below, voted against the Board of Directors’ recommendation, Madison’s policy is to make a notation to the file containing the records for such security explaining the Firm’s action or inaction, as the case may be. The majority of clients have elected that Madison vote the proxies on their behalf. The Firm votes client proxies in one of two ways. Proxy votes are either cast through Proxy Edge, a service which provides notification of proxy meetings and establishes voting through their electronic platform, or votes are made through proxyvote.com for those accounts which have not yet been set up on Proxy Edge.
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IV. ADMINISTRATION
The CCO will be responsible for the following:
1. Overall compliance with this Policy; and
2. Reviewing and updating the Policy, as appropriate.
V. MATERIAL CONFLICTS OF INTEREST
In the event Madison determines there is or may be a material conflict of interest between Madison and a client or client's portfolio holdings when voting Proxies, Madison will seek to resolve the issue in the best interest of its client. Madison will address such actual or potential material conflicts of interest using one of the following procedures:
1. Madison may vote the Proxy using the established objective policies described herein;
2. Madison may engage a third party to recommend a vote with respect to the Proxy based on application of the policies set forth herein or Madison may bring the Proxy to senior management of the Firm to make a determination; or
3. Madison may employ such other method as is deemed appropriate under the circumstances, given the nature of the conflict.
Although it is not likely, in the event there is a conflict of interest between Madison and a client in connection with a material proxy vote, Madison will typically employ the services of an independent third party proxy services firm to make the proxy voting decision in accordance with Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended.
In the absence of any conflict, if any member of the relevant Portfolio Management team determines that it would be in the clients’ best interests to vote against management recommendations (or, for Madison Scottsdale, any particular portfolio manager makes such determination), then the decision should be brought to the attention of the management team, or any subcommittee appointed by the management team from among its members, to ratify the decision to stray from the general policy of voting with management. Such ratification need not be in writing.
VI. DISCLOSURES
Madison will make the following disclosures to clients:
1. Upon request by a client, a copy of the Policy; and
2. Upon request by a client, the Proxy voting record for Proxies voted on behalf of the client.
VII. RECORDKEEPING
Madison will keep the following records, if applicable:
1. A copy of the Policy;
2. A copy of each Proxy statement received with respect to client portfolio securities, except when a Proxy statement is available on the SEC’s EDGAR public filing system, Madison may rely on that filing in lieu of keeping its own copy;
3. A record of each Proxy vote cast by Madison on behalf of a client;
4. A record of each Proxy vote Madison refrained from voting on behalf of a client;
5. A copy of any document prepared by Madison that was material to a Proxy voting decision; and
6. A copy of each written client request for information regarding how Madison voted Proxies on behalf of clients and any written response by Madison to any client requests shall be maintained in such client’s file.
Madison has retained the services of Proxy Edge to maintain the records of the proxy votes cast on behalf of clients. To the extent the Firm votes any proxies outside of this service, then copies of the voted proxy must be maintained in the applicable client or research file, as the case may be.
VIII. AMENDMENTS
This Policy may be amended from time to time by the CCO.

January 2022

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APPENDIX B - QUALITY RATINGS
Any investment Madison makes for the funds will have a “quality rating” determined principally by ratings assigned by a nationally recognized statistical rating organization (an “NRSRO”). Otherwise, Madison will assign a rating according to comparable standards when there is no published rating or when published ratings differ or are considered obsolete.
Quality ratings will often be determined by referring to the ratings assigned by the two primary NRSROs that rate securities: Moody’s Investors Service, Inc. (“Moody’s”) and Standard and Poor’s Financial Services LLC. In addition, Madison may also refer to the ratings assigned by Fitch, Inc. (“Fitch”), another NRSRO. In cases where more than one NRSRO rates an issue, it will be graded according to whichever rating Madison deems appropriate. In cases where no organization rates an issue, Madison will grade it using the following standards that it believes are comparable to those followed by the NRSROs.
Bonds. Moody’s uses ratings Aaa, Aa, A, Baa, Ba, B, Caa, Ca and C; S&P uses ratings AAA, AA, A, BBB, BB, B, CCC, CC and C; and Fitch uses ratings AAA, AA, A, BBB, BB, B, CCC, CC, C, RD and D. Bonds rated Aaa or AAA are judged to be of the best quality. Bonds rated Aa or AA are also judged to be of high quality, but margins of protection for interest and principal may not be quite as good as for the highest rated securities.
Bonds rated A are considered upper medium grade by each organization. Protection for interest and principal is deemed adequate but susceptible to future impairment, and market prices of such obligations, while moving primarily with market rate fluctuations, also may respond to economic conditions and issuer credit factors.
Bonds rated Baa or BBB are considered medium grade obligations. Protection for interest and principal is adequate over the short term, but these bonds may have speculative characteristics over the long term and therefore may be more susceptible to changing economic conditions and issuer credit factors than they are to market rate fluctuations.
Notes and bonds rated Ba or BB are considered to have immediate speculative elements and their future cannot be considered well assured; protection of interest and principal may be only moderate and not secure over the long term; the position of these bonds is characterized as uncertain.
Notes and bonds rated B or lower by each organization are generally deemed to lack desirable investment characteristics; there may be only small assurance of payment of interest and principal or adherence to the original terms of issue over any long period.
Bond ratings may be further enhanced by the notation “+” or "-” by S&P and by numerical modifiers 1, 2 or 3 by Moody's. For purposes of the funds and their investment policies and restrictions, such notations shall be disregarded. Thus, for example, bonds rated BBB- are considered investment grade while bonds rated BB+ are not.
Notes. Moody’s rates shorter term issues with “Moody’s Investment Grade” or “MIG” designations, MIG-1, MIG-2, MIG-3 and SG; it assigns separate “VMIG” ratings, VMIG-1, VMIG-2 and SG to variable rate demand obligations for which the issuer or a third-party financial institution guarantees to repurchase the obligation upon demand from the holder.
MIG-1 and VMIG-1 notes are of the best quality, enjoying strong protection from established cash flows for debt service or well established and broadly based access to the market for refinancing. MIG-2 and VMIG-2 notes are of high quality, with ample margins of protection, but not as well protected as the highest rated issues. MIG-3 and VMIG-3 notes are of favorable quality, having all major elements of security, but lacking the undeniable strength of the higher rated issues and having less certain access to the market for refinancing. SG notes are speculative grade credit quality and may lack sufficient margins and protections.
S&P assigns the ratings, SP-1, SP-2, SP-3 and D, and Fitch assigns the ratings F1, F2, F3, B, C, RD and D to shorter term issues, which are comparable to Moody’s MIG-1, MIG-2 and MIG-3 ratings, respectively.
Commercial Paper. Commercial paper, only some of which may be tax-exempt, is rated by Moody’s with “Prime” or “P” designations, as P-1, P-2, P-3 or NP, all of which are considered investment grades. In assigning its rating, Moody’s considers a number of credit characteristics of the issuer, including: (1) industry position; (2) rates of return; (3) capital structure; (4) access to financial markets; and (5) backing by affiliated companies.
P-1 issuers have superior repayment capacity and credit characteristics; P-2 issuers have strong repayment capacity; and P-3 issuers have acceptable repayment capacity.
S&P rates commercial paper as A-1, A-2, A-3 or B, C or D. To receive a rating from S&P, the issuer must have adequate liquidity to meet cash requirements, long-term senior debt rated A or better (except for occasional situations in which a BBB rating is permitted), and at least two additional channels of borrowing. The issuer’s basic earnings and cash flow must have an upward trend (except for unusual circumstances) and typically, the issuer has a strong position in a well-established industry. S&P assigns the individual ratings A-1, A-2 and A-3 based on its assessment of the issuer’s relative strengths and weakness within the group of ratable companies.
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PART C
OTHER INFORMATION
Ultra Series Fund

Item 28. Exhibits

See “Exhibit Index.”

Item 29. Persons Controlled by or Under Common Control with the Fund
Class I and II shares of the Ultra Series Fund (the “Registrant”) are currently sold to CMFG Life Insurance Company (f/k/a CUNA Mutual Insurance Society) and its affiliates, separate accounts and qualified retirement plans. CMFG Life Insurance Company is a mutual life insurance company and therefore is controlled by its contract owners.
Item 30. Indemnification
Article 5.3 of Registrant’s Declaration of Trust provides as follows: Each officer, Trustee or agent of the Ultra Series Fund shall be indemnified by the Ultra Series Fund to the full extent permitted under the General Laws of the State of Massachusetts and the Investment Company Act of 1940, as amended, except that such indemnity shall not protect any such person against any liability to the Ultra Series Fund or any shareholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office ("disabling conduct"). Indemnification shall be made when (1) a final decision on the merits is made by a court or other body before whom the proceeding was brought, that the person to be indemnified was not liable by reason of disabling conduct or, (2) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the person to be indemnified was not liable by reason of disabling conduct, by (a) the vote of a majority of the quorum of Trustees who are not "interested persons" of the Ultra Series Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940, or (b) an independent legal counsel in a written opinion. The Ultra Series Fund may, by vote of a majority of a quorum of Trustees who are not interested persons, advance attorneys' fees or other expenses incurred by officers, Trustees, investment advisers or principal underwriters, in defending a proceeding upon the undertaking by or on behalf of the person to be indemnified to repay the advance unless it is ultimately determined that he is entitled to indemnification. Such advance shall be subject to at least one of the following: (1) the person to be indemnified shall provide a security for his undertaking, (2) the Ultra Series Fund shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of the disinterested non-party Trustees of the Ultra Series Fund, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts, that there is reason to believe that the person to be indemnified ultimately will be found entitled to indemnification.
Registrant also maintains directors’ and officers’ liability insurance for the benefit of Registrant’s trustees and as well as the officers and directors of the Registrant’s advisor and its affiliates (referred to as an “Insured” or the “Insureds”). The policy does not protect against any liability resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of an Insured’s office.
Insofar as indemnification for liability arising under the Securities Act of 1933 (the “1933 Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to any provision of the Registrant’s Declaration of Trust, the Registrant and its officers and Trustees have been advised that in the opinion of the Securities and Exchange Commission (the “SEC”), such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by an Insured in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, subject to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.
Item 31. Business and Other Connections of the Investment Adviser
The investment adviser for Registrant is Madison Asset Management, LLC (“MAM”). See the section in Part A entitled “Investment Adviser” for a more complete description.
To the best of Registrant’s knowledge, none of the officers and directors of MAM is or has been engaged in any other business, profession, vocation or employment of a substantial nature for the past two fiscal years (other than their association with MAM and its affiliates, including Madison Investment Holdings, Inc.(“MIH”)). See the section in Part B entitled

“Management of the Trust - Trustees and Officers” for more information regarding the officers and directors of MAM. Also refer to Part I of MAM’s Uniform Application for Investment Advisor Registration on Form ADV, as filed with the SEC.
Item 32. Principal Underwriter
a.    MFD Distributor, LLC (“MFD”), a registered broker‑dealer, is the principal distributor of Registrant’s shares. MFD does not act as principal underwriter, distributor, depositor or investment adviser for any investment company other than Registrant and Madison Funds. The principal business address for MFD is 550 Science Drive, Madison, WI 53711. MFD is a wholly owned subsidiary of MIH.
b.    The officers and directors of MFD are as follows:

Name and Principal Business Address	Positions and Offices with the Underwriter	Positions and Offices with Registrant
Steven A. Carl	Chief Executive Officer & Chief Business Development Officer	None
Timothy S. McDowell	Chief Compliance Officer, Principal Operations Officer, Principal Financial Officer/ General Securities Principal	None
Holly S. Baggot	Vice President	Secretary and Assistant Treasurer

c.    There have been no commissions or other compensation paid by Registrant to unaffiliated principal underwriters.
Item 33. Location of Accounts and Records
The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are maintained by:
a.    Madison Asset Management, LLC
    550 Science Drive
    Madison, WI 53711

b.    MFD Distributor, LLC
    550 Science Drive
    Madison, WI 53711

c.    CMFG Life Insurance Company
    2000 Heritage Way
    Waverly, Iowa 50677

d.    State Street Bank & Trust Company
    801 Pennsylvania
    Kansas City, MO 64105

e.    DST Asset Management Solutions, Inc.
    2000 Crown Colony Drive
    Quincy, MA 02169

Item 34. Management Services
Not applicable.
Item 35. Undertakings
Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Madison, State of Wisconsin, on this 25th day of April, 2022.

                            Ultra Series Fund

                            By:    /s/ Patrick F. Ryan
                                Patrick F. Ryan
                                President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the date(s) indicated.
Name	Title	Date
/s/Patrick F. Ryan	President (Principal Executive Officer)	April 25, 2022
Patrick F. Ryan

/s/Greg D. Hoppe	Chief Financial Officer (Principal Financial Officer & Principal Accounting Officer)	April 25, 2022
Greg D. Hoppe

*	Trustee	April 25, 2022
Carrie J. Thome

*	Trustee	April 25, 2022
Steven P. Riege

*	Trustee	April 25, 2022
Richard E. Struthers

*By: /s/Steven J. Fredricks
Steven J. Fredricks
*Pursuant to Power of Attorney (see Exhibit (q) to this Registration Statement)

Exhibit Index

	Exhibit	Incorporated by Reference to	Filed Herewith
(a)	Amended and Restated Declaration of Trust dated May 8, 2019	PEA No. 73 to this Form N-1A Registration Statement filed on April 28, 2020
(b)	Amended and Restated Bylaws	PEA No. 19 to this Form N-1A Registration filed on February 28, 1997 (Exhibit 2)
(c)	See Exhibits (a) and (b)
(d.1)	Amended and Restated Management Agreement with Madison Asset Management (“MAM”) dated April 12, 2022 (for all but Target Date Funds)		X
(d.2)	Investment Advisory Agreement with MAM dated August 7, 2020 (for Target Date Funds)	PEA No. 75 to this Form N-1A Registration filed on April 26, 2021
(e)	Amended and Restated Distribution Agreement with MFD Distributor, LLC dated November 10, 2021		X
(f)	Not Applicable
(g.1.a)	Custodian Agreement with State Street Bank and Trust Company (“SSB”) dated January 1, 2013	PEA No. 59 to this Form N-1A Registration filed on April 30, 2013
(g.1.b)	Amendment to Custodian Agreement with State Street Bank and Trust Company dated March 1, 2021		X
(h.1)	Amended and Restated Fund Participation Agreement between Ultra Series Fund, CUNA Mutual Insurance Society (“CMIS”) and MFD effective July 1, 2009 (variable products)	Initial filing of Form N-14 Registration Statement (File No. 333-164840) filed on February 10, 2010
(h.2)	Amendment No. 1 to Amended and Restated Fund Participation Agreement between Ultra Series Fund, CMIS and MFD effective September 8, 2009 (variable products)	PEA No. 46 to this Form N-1A Registration Statement filed on October 9, 2009
(h.3)	Amendment No. 2 to Amended and Restated Fund Participation Agreement between Ultra Series Fund, CMIS and MFD effective December 4, 2009 (variable products)	Form N-14 Registration Statement (File No. 333-164840) filed on February 10, 2010
(h.4)	Amendment No. 3 to Amended and Restated Fund Participation Agreement between Ultra Series Fund, CMIS and MFD effective November 30, 2010 (variable products)	PEA No. 50 to this Form N-1A Registration filed on November 5, 2010
(h.5)	Rule 22c-2 Shareholder Information Agreement between Ultra Series Fund and CMIS dated October 16, 2006 (variable products)	Form N-4 Registration Statement of CMIS Separate Account (File No. 333-148426) filed on January 2, 2008
(h.6)	Amended and Restated Fund Participation Agreement between Ultra Series Fund, CMIS and CUNA Brokerage Services, Inc. (“CBSI”) dated September 22, 2008 (retirement plans)	PEA No. 43 to this Form N-1A Registration Statement filed on December 18, 2008
(h.7)	Consent to Assignment and Amendment of Fund Participation Agreement between Ultra Series Fund, CMIS, CBSI and MFD effective July 1, 2009 (retirement plans)	PEA No. 46 to this Form N-1A Registration Statement filed on October 9, 2009
(h.8)	Information Sharing Agreement between Ultra Series Fund and CMIS dated September 22, 2008 (retirement plans)	PEA No. 43 to this Form N-1A Registration Statement filed on December 18, 2008
(h.9)	First Amendment to Information Sharing Agreement between Ultra Series Fund and CMIS effective July 1, 2009 (retirement plans)	PEA No. 46 to this Form N-1A Registration Statement filed on October 9, 2009
(h.10)	Administrative Services Letter Agreement between MFD and CMIS relating to the Class II Shares effective July 1, 2009	PEA No. 46 to this Form N-1A Registration Statement filed on October 9, 2009
(h.11)	Services Agreement between Target Date Funds and MAM dated August 7, 2020, as amended and restated	PEA No. 75 to this Form N-1A Registration filed on April 26, 2021

(h.12)	Transfer Agency and Service Agreement with Boston Data Financial Services, Inc. dated January 1, 2013	PEA No. 59 to this Form N-1A Registration Statement filed on April 30, 2013
(h.12.a)	Amendment to TA and Service Agreement dated November 2, 2016	PEA No. 67 to this Form N-1A Registration Statement filed on April 27, 2017
(h.12.b)	Amendment to TA and Service Agreement dated November 3, 2016	PEA No. 67 to this Form N-1A Registration Statement filed on April 27, 2017
(h.12.c)	Amendment to TA and Service Agreement dated April 9, 2021		X
(h.13)	Amendment No. 4 to Amended and Restated Fund Participation Agreement between Ultra Series Fund, CFMG and MFD effective April 1, 2015	PEA No. 65 to this Form N-1A Registration Statement filed on April 27, 2016
(h.14)	Amendment No. 5 to Amended and Restated Fund Participation Agreement between Ultra Series Fund, CFMG and MFD effective May 1, 2016	PEA No. 65 to this Form N-1A Registration Statement filed on April 28, 2017
(h.15)	Amendment No. 6 to Amended and Restated Fund Participation Agreement between Ultra Series Fund, CFMG and MFD effective July 1, 2017	PEA No. 69 to this Form N-1A Registration Statement filed on April 25, 2018
(i.1)	Opinion and Consent of Counsel (original)	PEA No. 19 to this Form N-1A Registration Statement filed on February 28, 1997 (Exhibit 10)
(i.2)	Opinion and Consent of Counsel (for Target Date Funds)	PEA No. 40 to this Form N-1A Registration Statement filed on September 27, 2007
(i.3)	Opinion and Consent of Steven R. Suleski dated April 17, 2009 (for Class II shares)	PEA No. 44 to this Form N-1A Registration filed on April 17, 2009
(j)	Consent of Deloitte & Touche LLP		X
(k)	Not Applicable
(l.1)	Subscription Agreement between Ultra Series Fund and CUNA Mutual Life Insurance Company effective October 31, 2000 (for Mid Cap Growth (formerly Emerging Growth) & International Stock Funds)	PEA No. 28 to this Form N-1A Registration Statement filed on April 12, 2001 (Exhibit l.1)
(l.2)	Subscription Agreement between Ultra Series Fund and CUMIS Insurance Society effective October 31, 2000 (for High Income & Global Securities Funds)	PEA No. 28 to this Form N-1A Registration Statement filed on April 12, 2001 (Exhibit l.2)
(l.3)	Subscription Agreement between Ultra Series Fund and CMIS effective October 1, 2007 (for Target Date Funds)	PEA No. 40 to this Form N-1A Registration Statement filed on September 27, 2007
(l.4)	Subscription Agreement between Ultra Series Fund and CUMIS Insurance Society, Inc. effective May 1, 2009 (Class II shares)	PEA No. 44 to this Form N-1A Registration filed on April 17, 2009
(1.5)	Subscription Agreement with Madison Asset Management, LLC dated as of May 1, 2010 (for Equity Income Fund)	PEA No. 48 to this Form N-1A Registration Statement filed on April 16, 2010
(l.6)	Subscription Agreement with Madison Asset Management, LLC dated as of January 1, 2011 (for Target 2050 Fund)	PEA No. 50 to this Form N-1A Registration filed on November 5, 2010
(m)	Amended and Restated Distribution and Service Plan for Class II Shares effective February 10, 2017	PEA No. 67 to this Form N-1A Registration Statement filed on April 27, 2017
(n)	Amended and Restated Multi-Class Plan (Pursuant to Rule 18f-3) effective July 1, 2009	PEA No. 45 to this Form N-1A Registration Statement filed on August 19, 2009
(o)	Reserved

(p.1)	Madison Investment Holdings, Inc., Madison Investment Advisors, LLC, Madison Asset Management, LLC, MFD Distributor, LLC and Ultra Series Fund Code of Ethics effective January 1, 2021	PEA No. 75 to this Form N-1A Registration filed on April 26, 2021
(q)	Powers of Attorney for each Trustee of the Ultra Series Fund	PEA No. 73 to this Form N-1A Registration Statement filed on April 28, 2020
____________________
X Filed herewith.